UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Terry H. Lin, Esq.

c/o TIAA-CREF

730 Third Avenue

New York, New York 10017-3206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

Understanding your TIAA-CREF Life Funds report

This annual report contains information about the eleven TIAA-CREF Life Funds and describes the funds’ results for the twelve months ended December 31, 2015. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2015.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Life Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 223-1200. We urge you to read the prospectus carefully before investing.

2      2015 Annual Report  ¡  TIAA-CREF Life Funds

Information on the TIAA-CREF Life Funds

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of December 31 or June 30; Form N-Q filings are as of March 31 or September 30. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy.

(Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Life Funds  ¡  2015 Annual Report      3

About the funds’ benchmarks

Equity Indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia and the Far East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in leading industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE NAREIT All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

4      2015 Annual Report  ¡  TIAA-CREF Life Funds

About the funds’ benchmarks

Fixed-income Index

The Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Composite Index

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Barclays U.S. Aggregate Bond Index). The fund’s composite benchmark combines those public indexes in proportions that reflect the fund’s target market sector allocations.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc. FTSE is a trademark of London Stock Exchange plc and The Financial Times Limited.

TIAA-CREF Life Funds  ¡  2015 Annual Report      5

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge on purchases, on reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015–December 31, 2015).

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line shows hypothetical account values and expenses based on the fund’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with that of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

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Growth Equity Fund

Performance for the twelve months ended December 31, 2015

The Growth Equity Fund returned 9.67% for the year, compared with the 5.67% return of its benchmark, the Russell 1000® Growth Index.

Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased, inflation rose slightly and the national unemployment rate dropped to 5.0%. The Federal Reserve raised the federal funds target rate by 0.25%, while central banks overseas eased rates.

Stock prices were volatile, particularly in the third quarter, largely in reaction to slowing growth in China, interest rate uncertainties and plunging oil prices. For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 0.48%. Large-cap stocks topped mid-cap equities, which outperformed small-cap stocks. Growth stocks ended the year up, but their value counterparts ended down. (Returns are based on Russell indexes.)

For the ten years ended December 31, 2015, the Russell 1000 Growth Index produced an average annual gain of 8.53%, beating the 7.35% average return of the Russell 3000 Index over the same period.

Stock choices boost relative performance

Six of the ten industry sectors within the fund’s benchmark generated gains for the twelve months. Consumer discretionary (up 11.6%), information technology (up 9.2%) and health care (up 6.8%) were among the benchmark’s best performing sectors. These three largest sectors comprised nearly two-thirds of the index’s total market capitalization on December 31, 2015. The energy sector had the most significant decline (down 38.2%).

The fund outperformed its benchmark, aided by overweight positions in Amazon.com and Starbucks. Amazon’s stock rose on strong sales growth and the profitability of Amazon Web Services, its fast-growing cloud-computing business. Starbucks benefited from increased customer traffic and revenue and the announcement of a share buyback program.

Slightly offsetting these strong performers were out-of-benchmark holdings in Yahoo! and Valeant Pharmaceuticals, which detracted from relative returns. Naysayers pressured online content provider Yahoo!’s stock. Although Valeant had a solid year financially, the stock suffered when a probe was launched questioning the company’s drug pricing practices.

TIAA-CREF Life Funds  ¡  2015 Annual Report      7

Growth Equity Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Growth Equity Fund	4/3/2000	9.67%	15.26%	9.07%

Russell 1000® Growth Index	—	5.67	13.53	8.53

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

8      2015 Annual Report  ¡  TIAA-CREF Life Funds

Growth Equity Fund

Expense example

Six months ended December 31, 2015

Growth Equity Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$1,031.05	$2.66

5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Information technology	38.4

Consumer discretionary	23.9

Health care	17.0

Industrials	7.1

Consumer staples	4.4

Financials	4.1

Materials	3.2

Telecommunication services	1.1

Energy	0.7

Short-term investments, other assets & liabilities, net	0.1

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	55.5

More than $15 billion–$50 billion	36.8

More than $2 billion–$15 billion	7.7

Total	100.0

TIAA-CREF Life Funds  ¡  2015 Annual Report      9

Growth & Income Fund

Performance for the twelve months ended December 31, 2015

The Growth & Income Fund returned 3.34% for the year, compared with the 1.38% return of its benchmark, the S&P 500® Index.

Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased, inflation rose slightly and the national unemployment rate dropped to 5.0%. The Federal Reserve raised the federal funds target rate by 0.25%, while central banks overseas eased rates.

Stock prices were volatile, particularly in the third quarter, largely in reaction to slowing growth in China, interest rate uncertainties and plunging oil prices.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 0.48%. Large-cap stocks, like those contained in the S&P 500, outperformed mid-cap and small-cap issues.

For the ten years ended December 31, 2015, the S&P 500 Index had an average annual return of 7.31%, a gain nearly matching the 7.35% average annual return of the Russell 3000 Index over the same period.

Large-cap stocks perform well, fund does even better

Five of the ten industry sectors within the benchmark ended the twelve months with gains. Consumer discretionary had a double-digit return. Health care, consumer staples, information technology and telecommunication services had single-digit gains. This group of sectors made up more than half of the benchmark’s total market capitalization on December 31, 2015.

The energy and materials sectors registered the biggest declines due to falling commodity prices.

Many holdings helped the fund outperform its benchmark for the twelve months, especially an overweight position in Netflix and an underweight in energy company Kinder Morgan. Netflix benefited from strong subscriber growth. Lower oil prices hurt Kinder Morgan.

Not all stock choices worked as expected. An overweight position in Anadarko Petroleum and an out-of-benchmark weight in GoPro detracted from relative results. Bad news stalked energy giant Anadarko, including declining revenue and being ordered to pay a fine resulting from the 2010 oil spill in the Gulf of Mexico. GoPro struggled as more competitors entered the action-camera space and results disappointed investors.

10      2015 Annual Report  ¡  TIAA-CREF Life Funds

Growth & Income Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Growth & Income Fund	4/3/2000	3.34%	13.08%	9.25%

S&P 500 Index	—	1.38	12.57	7.31

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2015 Annual Report      11

Growth & Income Fund

Expense example

Six months ended December 31, 2015

Growth & Income Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$ 989.10	$2.61

5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Information technology	24.2

Consumer discretionary	18.5

Health care	15.6

Financials	11.2

Consumer staples	9.6

Industrials	9.5

Energy	4.7

Materials	2.5

Telecommunication services	2.4

Utilities	1.7

Short-term investments, other assets & liabilities, net	0.1

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	55.1

More than $15 billion–$50 billion	22.7

More than $2 billion–$15 billion	20.4

$2 billion or less	1.8

Total	100.0

12      2015 Annual Report  ¡  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2015

The Large-Cap Value Fund returned –5.00% for the year, compared with the –3.83% return of its benchmark, the Russell 1000® Value Index.

The U.S. economy expanded in 2015. Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased, inflation rose slightly and the national unemployment rate dropped to 5.0%.

Stock prices were volatile, largely in reaction to slowing growth in China, interest rate uncertainties and plunging oil prices. For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, rose 0.48%, marking the seventh straight year of positive performance. Large-cap stocks topped mid-caps, which outperformed small-cap stocks. Growth stocks ended the year up, but their value counterparts declined.

For the ten years ended December 31, 2015, the Russell 1000 Value Index registered an average annual gain of 6.16%, less than the 8.53% average annual return of the Russell 1000 Growth Index over the same period. (Returns by investment style and capitalization size are based on the Russell indexes.)

Stock choices limit returns

All but three of the industry sectors comprising the fund’s benchmark posted losses for the twelve-month period. Energy was the worst performer (down 23.5%). Materials (down 11.5%), consumer discretionary (down 5.9%) and utilities (down 5.4%) also suffered sizable losses. Together, these four sectors made up more than one-quarter of the benchmark’s total market capitalization. The index’s second-largest sector, health care, was the best performer (up 7.8%).

In 2015, the fund trailed its benchmark. An overweight position in SPX detracted most, as a decline in revenue negatively impacted the HVAC solutions company. Next in line were an out-of-benchmark position in Groupon and an overweight in Yahoo! as both suffered losses.

Conversely, an out-of-benchmark position in Kraft Heinz contributed most to relative performance as the completion of its merger boosted net sales. Sizable underweights in energy company Kinder Morgan and technology giant Intel were next in line as both stocks declined.

TIAA-CREF Life Funds  ¡  2015 Annual Report      13

Large-Cap Value Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Large-Cap Value Fund	10/28/2002	–5.00%	9.46%	5.92%

Russell 1000® Value Index	—	–3.83	11.27	6.16

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

14      2015 Annual Report  ¡  TIAA-CREF Life Funds

Large-Cap Value Fund

Expense example

Six months ended December 31, 2015

Large-Cap Value Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$ 939.55	$2.54

5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Financials	27.6

Information technology	13.9

Health care	11.8

Energy	10.8

Consumer discretionary	10.1

Industrials	8.6

Consumer staples	5.6

Materials	4.3

Utilities	3.6

Telecommunication services	2.9

Short-term investments, other assets & liabilities, net	0.8

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	38.3

More than $15 billion–$50 billion	21.5

More than $2 billion–$15 billion	34.1

$2 billion or less	6.1

Total	100.0

TIAA-CREF Life Funds  ¡  2015 Annual Report      15

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2015

The Real Estate Securities Fund returned 4.37% for the year, compared with the 2.83% return of its benchmark, the FTSE NAREIT All Equity REITs Index.

For the year, the FTSE index topped the 0.48% return of the broad U.S. stock market, as measured by the Russell 3000® Index. The fund’s benchmark also outperformed the 0.55% return of the U.S. investment-grade fixed-rate bond market, as measured by the Barclays U.S. Aggregate Bond Index.

The fund’s benchmark rose in three of the four quarters of 2015. It fell in the second quarter when renewed concerns about rising U.S. interest rates jolted the REIT market, given its sensitivity to bond yields. Yet the benchmark improved during the third and fourth quarters when corporate profits rose, and the Federal Reserve approved a quarter-point hike in its federal funds target rate.

For the ten years ended December 31, 2015, the benchmark generated an average annual return of 7.38%, narrowly surpassing the 7.35% average annual return of the Russell 3000 and outpacing the 4.51% average annual gain of the Barclays index.

All but four of the benchmark’s 14 property sectors and subsectors posted positive returns for the period. The top performers were self-storage (up 40.7%), manufactured homes (up 25.7%), apartments (up 16.5%) and free standing (up 5.9%). Self-storage REITs continued to perform well against a backdrop of strong demand and limited supply. The benchmark’s detractors included lodging (down 24.4%), health care (down 7.3%) and timber (down 7.0%). Lodging fell in part due to competition from room rentals in private residences, fueled by the rising popularity of Airbnb.

Stock choices boost the fund’s relative results

The fund beat its benchmark largely due to favorable stock choices. The biggest contributions to relative performance came from the fund’s overweight position in specialized REITs CubeSmart and Extra Space Storage, both of which posted double-digit gains for the year. An underweight in forest products company Weyerhaeuser also aided relative returns.

These positive contributions were partly offset by a nonbenchmark position in NorthStar Asset Management Group, an overweight in NorthStar Realty Finance and an underweight in wireless provider Crown Castle International.

During the twelve months, the fund also held stocks of several companies that are not REITs but engage in activities related to real estate.

16      2015 Annual Report  ¡  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Real Estate Securities Fund	10/28/2002	4.37%	11.80%	7.12%

FTSE NAREIT All Equity REITs Index	—	2.83	11.91	7.38

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2015 Annual Report      17

Real Estate Securities Fund

Expense example

Six months ended December 31, 2015

Real Estate Securities Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$1,093.52	$3.01

5% annual hypothetical return	1,000.00	1,022.33	2.91

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Specialized REITs	26.7

Retail REITs	21.3

Residential REITs	20.7

Office REITs	11.0

Industrial REITs	9.6

Diversified REITs	3.2

Real estate services	1.6

Hotels, resorts & cruise lines	0.9

Mortgage REITs	0.8

Real estate operating companies	0.8

Asset management & custody banks	0.8

Diversified capital markets	0.3

Health care facilities	0.3

Short-term investments, other assets & liabilities, net	2.0

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	9.8

More than $15 billion–$50 billion	47.4

More than $2 billion–$15 billion	35.1

$2 billion or less	7.7

Total	100.0

18      2015 Annual Report  ¡  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2015

The Small-Cap Equity Fund returned –0.15% for the year, compared with the –4.41% return of its benchmark, the Russell 2000® Index.

Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased, inflation rose slightly and the national unemployment rate dropped to 5.0%. The Federal Reserve raised the federal funds target rate by 0.25%, while central banks overseas eased rates.

Stock prices were volatile, particularly in the third quarter, largely in reaction to slowing growth in China, interest rate uncertainties and plunging oil prices. For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 0.48%. Small-cap stocks underperformed mid- and large-cap stocks. Growth stocks ended the year up, but their value counterparts ended down. (Returns are based on Russell indexes.)

For the ten years ended December 31, 2015, the Russell 2000 Index registered an average annual gain of 6.80%, and underperformed the 7.35% average return of the Russell 3000 Index over the same period.

Fund outperforms as small-cap stocks struggle

Eight of the ten industry sectors within the fund’s benchmark recorded negative returns for the twelve months. The only positive sectors were health care (up 8.1%) and information technology (up 3.0%). These two sectors plus financials (down 0.3%) comprised over half of the benchmark’s total market capitalization on December 31, 2015. The energy and materials sectors posted the biggest losses, hurt by falling commodity prices.

The fund outperformed its benchmark, helped by overweight positions in Cambrex and American Woodmark. Drug manufacturer Cambrex benefited by partnering with pharmaceutical firms to help them bring new drugs to market. New residential construction contributed to strong sales for cabinet manufacturer American Woodmark.

Other choices did not work out as expected. The fund did not hold Synageva BioPharma, a developer of drugs to treat rare diseases. Synageva was acquired during the period at a significant premium. An overweight position in LivePerson detracted as the cloud-based customer service specialist announced results that disappointed investors. Finally, the fund had a small exposure to derivative instruments, which detracted from its relative performance.

TIAA-CREF Life Funds  ¡  2015 Annual Report      19

Small-Cap Equity Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Small-Cap Equity Fund	10/28/2002	–0.15%	10.26%	7.15%

Russell 2000® Index	—	–4.41	9.19	6.80

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

20      2015 Annual Report  ¡  TIAA-CREF Life Funds

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2015

Small-Cap Equity Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$ 945.04	$2.60

5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Financials	23.5

Information technology	19.5

Health care	16.8

Industrials	12.5

Consumer discretionary	12.0

Materials	4.7

Consumer staples	3.7

Energy	3.2

Utilities	2.8

Telecommunication services	1.5

Short-term investments, other assets & liabilities, net	–0.2

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $2 billion–$15 billion	49.1

$2 billion or less	50.9

Total	100.0

TIAA-CREF Life Funds  ¡  2015 Annual Report      21

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2015

The Social Choice Equity Fund returned –2.70% for the year, compared with the 0.48% return of its benchmark, the Russell 3000® Index. The fund screens for investments by using certain environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the fund did not invest in a number of stocks and bonds that were included in the Russell index. Avoiding these companies produced mixed results, but the net effect partly caused the fund to trail its benchmark.

The largest detractors relative to the Russell 3000 Index were the exclusions of stocks Amazon.com, Microsoft, General Electric and Facebook. Shares of Amazon.com rose sharply, driven by the strong earnings growth of its cloud business. The growth of cloud computing also boosted demand for Microsoft shares, which rose significantly.

These negative effects were partly offset by the exclusions of stocks Exxon Mobil, Wal-Mart, Chevron and Micron Technology. Many energy stocks such as Exxon Mobil and Chevron fell as oil prices plunged.

Stock positions hamper fund’s performance

To compensate for the fund’s exclusion of some stocks, its managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its benchmark.

The fund also underperformed due in part to stock selections that did not perform as well as anticipated. They included overweight positions in Yahoo!, HP and National Oilwell Varco, respectively. Yahoo! dropped in reaction to concerns about its future earnings potential and uncertainties regarding its turnaround strategy. On November 2, 2015, Hewlett-Packard split into two companies—HP Inc. and Hewlett Packard Enterprise—in an effort to separate the technology business from the personal computer and printer market.

The losses were partly offset by the fund’s successful stock selections, led by overweight positions in shares of Google-parent Alphabet, Starbucks, and property and casualty insurer Chubb Corp, respectively. Alphabet’s and Starbucks’ earnings and revenues exceeded expectations. Shares of Chubb rallied after Switzerland’s ACE Limited agreed to purchase Chubb for $28.3 billion in cash and stock. At period-end, the merger remained subject to obtaining certain regulatory approvals. An overweight position in Aetna also aided relative returns.

22      2015 Annual Report  ¡  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Social Choice Equity Fund	4/3/2000	–2.70%	10.54%	6.84%

Russell 3000® Index	—	0.48	12.18	7.35

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2015 Annual Report      23

Social Choice Equity Fund

Expense example

Six months ended December 31, 2015

Social Choice Equity Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$ 978.36	$1.10

5% annual hypothetical return	1,000.00	1,024.10	1.12

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Financials	20.8

Information technology	18.3

Health care	14.8

Consumer discretionary	12.6

Industrials	9.7

Consumer staples	7.9

Energy	6.2

Materials	4.0

Utilities	3.2

Telecommunication services	1.9

Short-term investments, other assets & liabilities, net	0.6

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	40.0

More than $15 billion–$50 billion	39.5

More than $2 billion–$15 billion	17.4

$2 billion or less	3.1

Total	100.0

24      2015 Annual Report  ¡  TIAA-CREF Life Funds

Stock Index Fund

Performance for the twelve months ended December 31, 2015

The Stock Index Fund returned 0.43% for the year, compared with the 0.48% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the fund’s return lagged that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased and national unemployment dropped to 5.0%. The Federal Reserve raised the federal funds target rate by 0.25%, while central banks overseas eased rates.

Stocks were volatile, particularly in the third quarter, in reaction to slowing growth in China, interest rate uncertainties and plunging oil prices. For the twelve months, large-cap stocks topped mid-cap equities, which outperformed small-cap stocks. Growth stocks ended the year up, but their value counterparts ended down. (Returns are based on Russell indexes.)

Five of ten sectors post positive returns

For the period, half of the ten industry sectors in the fund’s benchmark ended in positive territory. The largest sector, information technology, contributed most with a return of 5.4%. Health care (up 7.2%) and consumer discretionary (up 6.0%) also contributed significantly. Together, these sectors constituted nearly half of the benchmark’s total market capitalization. Energy performed worst (down 23.2%), followed by materials (down 10.2%) and utilities (down 5.2%). Lower oil prices particularly hurt energy stocks.

Seven of the ten largest stocks in the index by market capitalization at year-end beat the benchmark, and three finished lower for the period. Among the ten, Amazon.com performed best—more than doubling in price—fueled by strong earnings growth of its cloud business. The growth of cloud computing also boosted Microsoft shares. Exxon Mobil ended down, and Apple ended lower amid weakening demand for smartphones.

TIAA-CREF Life Funds  ¡  2015 Annual Report      25

Stock Index Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Stock Index Fund	1/4/1999	0.43%	12.10%	7.34%

Russell 3000® Index	—	0.48	12.18	7.35

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

26      2015 Annual Report  ¡  TIAA-CREF Life Funds

Stock Index Fund

Expense example

Six months ended December 31, 2015

Stock Index Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$ 985.23	$0.45

5% annual hypothetical return	1,000.00	1,024.75	0.46

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.09%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Information technology	19.7

Financials	18.5

Health care	14.7

Consumer discretionary	13.4

Industrials	10.6

Consumer staples	8.8

Energy	5.9

Materials	3.1

Utilities	3.1

Telecommunication services	2.2

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	50.1

More than $15 billion–$50 billion	23.2

More than $2 billion–$15 billion	21.8

$2 billion or less	4.9

Total	100.0

TIAA-CREF Life Funds  ¡  2015 Annual Report      27

International Equity Fund

Performance for the twelve months ended December 31, 2015

The International Equity Fund returned –0.98% for the year, compared with the –0.81% return of its benchmark, the MSCI EAFE Index.

Foreign stocks fell in 2015 amid concerns about Greece’s debt problems and slowing growth in China. U.S. dollar strength was also a headwind as the EAFE index, which measures stock performance in 21 developed market nations outside North America, actually advanced 5.33%, in terms of local currency. In comparison, U.S. stocks, as measured by the Russell 3000® Index, rose 0.48%, marking the seventh straight year of positive performance.

Market performance varied significantly across countries. United Kingdom stocks fell in both local and U.S. dollar terms as reduced demand for energy and commodity-related exports hurt the region. U.S. dollar strength was a headwind for index shares in the eurozone, which declined when converted to U.S. dollar returns. Japan achieved nearly double-digit gains in both local and U.S. currency.

Stock choices trim results

In 2015, the fund modestly trailed its benchmark. The largest detractor was an overweight position in Tesco. Ongoing issues related to its expansion initiatives have hurt the supermarket giant. Next in line were losses from overweight positions in global engineering company Weir Group and industrial gas and engineering firm Linde.

Conversely, an overweight position in Adidas contributed most to relative performance. The sportswear company benefited from strong product sales. Sizable overweights in French automaker Renault and entertainment company Sky were next in line as both stocks produced double-digit returns.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

28      2015 Annual Report  ¡  TIAA-CREF Life Funds

International Equity Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

International Equity Fund	4/3/2000	–0.98%	2.50%	3.29%

MSCI EAFE Index	—	–0.81	3.60	3.03

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2015 Annual Report      29

International Equity Fund

Expense example

Six months ended December 31, 2015

International Equity Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$ 905.13	$2.88

5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2015

Consumer discretionary	40.1

Industrials	15.3

Financials	15.2

Health care	10.3

Consumer staples	9.0

Materials	5.8

Information technology	3.7

Short-term investments,other assets & liabilities, net	0.6

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2015

More than $50 billion	4.0

More than $15 billion–$50 billion	60.3

More than $2 billion–$15 billion	33.6

$2 billion or less	2.1

Total	100.0

Holdings by country

% of portfolio investments as of 12/31/2015

France	24.2

Germany	18.6

United Kingdom	17.6

Japan	14.0

India	7.9

Netherlands	5.1

Switzerland	4.8

Sweden	1.9

7 other nations	5.0

Short-term investments	0.9

Total	100.0

30      2015 Annual Report  ¡  TIAA-CREF Life Funds

Bond Fund

Performance for the twelve months ended December 31, 2015

The Bond Fund returned 0.57% for the year, compared with the 0.55% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The U.S. economy expanded in 2015. Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased, inflation rose slightly and the national unemployment rate dropped to 5.0%.

On December 16, 2015, the Federal Reserve approved a quarter-point hike in its federal funds target rate. The new target went from 0.00%–0.25% to 0.25%–0.50% and marks the first increase since June 29, 2006. The yield on the 10-year U.S. Treasury bond rose from 2.12% on January 2, 2015 to 2.27% on December 31, 2015.

Strong security selection and a significant overweight aid returns

Throughout much of 2015, extreme swings in the financial markets and concerns over the pace of growth overseas kept investors unsettled. Strong investor demand for more stable assets bolstered the performance of U.S. Treasuries and other higher-quality/high-rated sectors. Mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also benefited from low default rates and relatively attractive returns.

U.S. Treasury securities, the benchmark’s largest sector at more than 36% of total market capitalization, rose nearly 0.9% for the period. MBS, the benchmark’s second-largest weighting at nearly 28%, gained 1.5% for the twelve months. Corporate bonds, which constituted almost 24% of the benchmark’s total capitalization, returned –0.7%.

The fund outperformed its benchmark primarily due to strong security selection and a sizable overweight position in CMBS, which topped CMBS holdings in the benchmark by a wide margin. Select corporate bonds were the next largest contributor helped by beneficial security selection and favorable yield curve positioning as well as higher coupons.

In contrast, the fund was held back partly by spread weakness in high-yield and emerging markets where spreads widened on concerns U.S. rate increases would harm the sector. A small allocation to cash further diminished the fund’s relative performance.

TIAA-CREF Life Funds  ¡  2015 Annual Report      31

Bond Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Bond Fund	7/8/2003	0.57%	3.49%	4.23%

Barclays U.S. Aggregate Bond Index	—	0.55	3.25	4.51

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

32      2015 Annual Report  ¡  TIAA-CREF Life Funds

Bond Fund

Expense example

Six months ended December 31, 2015

Bond Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$1,002.93	$1.77

5% annual hypothetical return	1,000.00	1,023.44	1.79

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

% of net assets as of 12/31/2015

Corporate bonds	34.3

Mortgage-backed securities†	19.6

Foreign government & corporate bonds denominated in U.S. dollars	16.9

Commercial mortgage-backed securities	14.5

Asset-backed securities	5.5

U.S. Treasury securities	4.1

Bank loan obligations	1.5

Municipal bonds	0.5

U.S. agency securities	0.3

Short-term investments,other assets & liabilities, net	2.8

Total	100.0

†	Includes mortgage pass-through securities and collateralized mortgage obligations

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2015

Less than 1 year	6.1

1–3 years	16.2

3–5 years	17.3

5–10 years	48.2

Over 10 years	12.2

Total	100.0

Holdings by credit quality‡

% of fixed-income investments (excluding short-term investments) as of 12/31/2015

Aaa/AAA	26.1

Aa/AA	4.0

A/A	15.7

Baa/BBB	35.1

Ba/BB	5.3

B/B	7.6

Below B/B	3.4

Non-rated	2.8

Total	100.0

‡

Credit quality ratings are based on the Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ¡  2015 Annual Report      33

Money Market Fund

Performance for the twelve months ended December 31, 2015

The Money Market Fund returned 0.00% for the year, compared with the 0.02% return of the iMoneyNet Money Fund Averages™—All Taxable, a simple average of over 1,000 taxable money market funds. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

The Federal Reserve’s target for short-term interest rates went from 0.00%–0.25% to 0.25%–0.50% on December 16, 2015, fulfilling speculation of a rate hike that permeated financial markets for much of 2015. The increase in the federal funds target rate was the first to occur in nine years and represents a process of “rate normalization” by the Fed.

Money Market Fund is restructuring to comply with new SEC regulations

On August 11, 2015, the TIAA-CREF Life Funds board approved a restructuring of the Money Market Fund as a “government” money market instrument. This action was taken to comply with new SEC regulations requiring all money market funds to restructure as retail, institutional or government. As a government fund, the Money Market Fund will invest 99.5% or more of its total assets in cash, U.S. government securities and/or repurchase agreements (“repos”) collateralized fully in cash or U.S. government securities. The restructuring will be effective by October 2016.

Many other U.S. money market funds are also expected to restructure as government funds. As a result, the supply of commercial paper declined in 2015, while the supply of short-term Treasuries increased by year-end. LIBOR yields also rose at the end of 2015, as a result of the Fed rate hike in December. Three-month LIBOR increased from 0.26% in January 2015 to 0.61% by December 31.

In pursuit of additional yield, the fund held longer-dated, floating-rate government agency paper in order to capture slightly higher yields. In 2015, our commercial paper exposure was diversified across industries and issuers, nearly all of which are U.S.-domiciled. The fund had limited exposure in Europe and made select investments in top-tier Pacific Rim banks. As of December 29, 2015, the fund’s weighted average maturity was 44 days, versus 35 days for the average iMoneyNet fund.

34      2015 Annual Report  ¡  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 29, 2015*

	Current yield	Effective yield

Money Market Fund†	0.12%	0.12%

iMoneyNet Money Fund Averages—All Taxable‡	0.06	0.06

The current yield more closely reflects current earnings than does the total return.

*	Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years

Money Market Fund†	7/8/2003	0.00%	0.01%	1.38%

iMoneyNet Money Fund Averages—All Taxable‡	—	0.02	0.02	1.14

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

Investments in the TIAA-CREF Life Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For a detailed discussion of risk, please see the prospectus.

†

Beginning May 29, 2013, part or all of the investment management fees of the TIAA-CREF Life Money Market Fund are being voluntarily waived. Without this waiver, the total returns would have been lower. This voluntary fee waiver may be discontinued at any time without notice.

‡	The iMoneyNet Money Fund Averages–All Taxable category is a simple average of over 1,000 taxable money market funds. You cannot invest in it directly.

TIAA-CREF Life Funds  ¡  2015 Annual Report      35

Money Market Fund

Expense example

Six months ended December 31, 2015

Money Market Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15–12/31/15)

Actual return	$1,000.00	$1,000.03	$0.86

5% annual hypothetical return	1,000.00	1,024.35	0.87

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.17%. The expense charges of the fund reflect a voluntary waiver and may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

% of net assets as of 12/31/2015

U.S. government agency securities	38.1

Commercial paper	26.3

U.S. Treasury securities	19.3

Floating-rate securities, government	12.7

Certificates of deposit	3.2

Other assets & liabilities, net	0.4

Total	100.0

36      2015 Annual Report  ¡  TIAA-CREF Life Funds

Balanced Fund

Performance for the twelve months ended December 31, 2015

The Balanced Fund returned 1.28% for the year, compared with the 0.64% return of its benchmark, the Balanced Fund Composite Index.

The U.S. economy expanded in 2015. Following a weak first quarter, gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose at an annualized rate of 3.9% and 2.0% in the second and third quarters, respectively. Average hourly wages increased, inflation rose slightly and the national unemployment rate dropped to 5.0%.

U.S. stocks gained 0.48% in 2015, as measured by the Russell 3000® Index, marking seven straight years of positive performance. Foreign equities fell, in U.S. dollar terms, amid concerns about Greece’s debt problems and slowing growth in China. U.S. dollar strength was also a headwind as the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, actually advanced 5.33%, in terms of local currency.

On December 16, 2015, the Federal Reserve approved a quarter-point hike in its federal funds target rate, which marked the first increase since June 29, 2006. The broad investment-grade fixed-rate bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 0.55% for the period. The yield on the 10-year U.S. Treasury bond rose from 2.12% on January 2, 2015 to 2.27% on December 31, 2015.

Strong selection in U.S. stock holdings propels the fund past its benchmark

In 2015, the fund’s absolute performance benefited from positive returns from U.S. stocks and bonds held by the underlying funds of the Balanced Fund. The fund’s U.S. stock holdings contributed most to performance.

The fund’s return was double that of its composite benchmark for the year. During that time, most of the underlying funds outperformed the broad market indexes used to calculate the benchmark.

The majority of the fund’s outperformance versus its benchmark was due to the strong performance of its underlying funds, led by the Growth Equity Fund, the Growth & Income Fund and the Small-Cap Equity Fund. The Bond Fund also had a positive impact on relative results.

In contrast, the Large-Cap Value Fund and the International Equity Fund detracted from relative performance.

(Performance for the Balanced Fund’s underlying funds can be found at www.tiaa-cref.org/performance.)

TIAA-CREF Life Funds  ¡  2015 Annual Report      37

Balanced Fund

Performance as of December 31, 2015

		Total return	Average annual total return
	Inception date	1 year	since inception

Balanced Fund	1/31/2014	1.28%	4.39%

Balanced Fund Composite Index*	—	0.64	4.70†

Broad market indexes
Barclays U.S. Aggregate Bond Index	—	0.55	2.58†
Russell 3000® Index	—	0.48	8.44†

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Total returns for the shares of the fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

On December 31, 2015, the Balanced Fund Composite Index consisted of: 50.0% Barclays U.S. Aggregate Bond Index, 40.0% Russell 3000 Index and 10.0% MSCI EAFE Index. The fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

†	Performance is calculated from the inception date of the fund.

$10,000 invested at fund’s inception

(Inception: January 31, 2014)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark and of a broad market index during the same period.

38      2015 Annual Report  ¡  TIAA-CREF Life Funds

Balanced Fund

Expense example

Period ended December 31, 2015

Balanced Fund	Beginning account value (7/1/15)	Ending account value (12/31/15)	Expenses paid during period* (7/1/15-12/31/15)	Effective expenses paid during period† (7/1/15-12/31/15)

Actual return	$1,000.00	$ 989.09	$0.50	$2.56

5% annual hypothetical return	1,000.00	1,024.70	0.51	2.60

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the fund reflect a voluntary waiver and may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.51%.

For more information about this expense example, please see page 6.

Asset allocation

% of net assets as of 12/31/2015

Equity

U.S. equity	39.6

International equity	9.9

Fixed income	50.4

Other assets & liabilities, net	0.1

Total	100.0

Target allocation

TIAA-CREF Life Funds  ¡  2015 Annual Report      39

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
13,055		Delphi Automotive plc	$1,119,205	1.4%
		Other	454,819	0.5

			1,574,024	1.9

CAPITAL GOODS
5,163		Boeing Co	746,518	0.9
6,582		Northrop Grumman Corp	1,242,748	1.5
4,243		Roper Industries, Inc	805,279	1.0
		Other	353,608	0.5

			3,148,153	3.9

COMMERCIAL & PROFESSIONAL SERVICES
26,447		Nielsen NV	1,232,430	1.5
13,160	*	Verisk Analytics, Inc	1,011,741	1.2

			2,244,171	2.7

CONSUMER DURABLES & APPAREL
30,908		Nike, Inc (Class B)	1,931,750	2.4
12,237		VF Corp	761,754	0.9
		Other	113,146	0.1

			2,806,650	3.4

CONSUMER SERVICES
29,359	*	Norwegian Cruise Line Holdings Ltd	1,720,437	2.1
38,047		Starbucks Corp	2,283,962	2.8
		Other	421,153	0.5

			4,425,552	5.4

DIVERSIFIED FINANCIALS
19,861		Charles Schwab Corp	654,023	0.8
3,355		IntercontinentalExchange Group, Inc	859,752	1.0
24,501		Morgan Stanley	779,377	1.0
		Other	650,523	0.8

			2,943,675	3.6

ENERGY
6,282	*	Concho Resources, Inc	583,347	0.7

			583,347	0.7

FOOD, BEVERAGE & TOBACCO
8,889	*	Monster Beverage Corp	1,324,105	1.6
		Other	517,746	0.7

			1,841,851	2.3

HEALTH CARE EQUIPMENT & SERVICES
11,772	*	Cerner Corp	708,321	0.9
2,120	*	Intuitive Surgical, Inc	1,157,859	1.4

			1,866,180	2.3

40	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
19,521		Estee Lauder Cos (Class A)	$1,719,019	2.1%

			1,719,019	2.1

MATERIALS
12,805		Monsanto Co	1,261,548	1.5
8,279		PPG Industries, Inc	818,131	1.0
2,146		Sherwin-Williams Co	557,102	0.7

			2,636,781	3.2

MEDIA
26,133		Comcast Corp (Class A)	1,474,685	1.8
8,921		Time Warner, Inc	576,921	0.7
5,782		Walt Disney Co	607,573	0.8
		Other	402,160	0.5

			3,061,339	3.8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
4,827	*	Alexion Pharmaceuticals, Inc	920,750	1.1
5,594	*	Allergan plc	1,748,125	2.1
14,744		Bristol-Myers Squibb Co	1,014,240	1.3
19,653	*,p	Celgene Corp	2,353,643	2.9
18,380		Eli Lilly & Co	1,548,699	1.9
15,377		Gilead Sciences, Inc	1,555,999	1.9
7,527		Thermo Electron Corp	1,067,705	1.3
		Other	1,760,306	2.2

			11,969,467	14.7

REAL ESTATE			396,425	0.5

RETAILING
6,852	*	Amazon.com, Inc	4,631,198	5.7
4,792		Expedia, Inc	595,645	0.7
14,523		Home Depot, Inc	1,920,667	2.4
		Other	482,684	0.6

			7,630,194	9.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
17,995		ARM Holdings plc (ADR)	814,094	1.0
		Other	744,554	0.9

			1,558,648	1.9

SOFTWARE & SERVICES
17,652		Activision Blizzard, Inc	683,309	0.8
28,481	*	Adobe Systems, Inc	2,675,505	3.3
2,521	*	Alphabet, Inc (Class A)	1,961,363	2.4
3,927	*	Alphabet, Inc (Class C)	2,980,122	3.7
27,731	*	Facebook, Inc	2,902,326	3.6
29,727		Intuit, Inc	2,868,655	3.5
25,330		Mastercard, Inc (Class A)	2,466,129	3.0
31,110		Microsoft Corp	1,725,983	2.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	41

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
15,750	*	Red Hat, Inc		$1,304,257	1.6%
22,014	*	Salesforce.com, Inc		1,725,898	2.1
25,450		Visa, Inc (Class A)		1,973,648	2.4
		Other		2,647,413	3.3

				25,914,608	31.8

TECHNOLOGY HARDWARE & EQUIPMENT
25,262		Apple, Inc		2,659,078	3.3
33,850		Cisco Systems, Inc		919,197	1.1
		Other		269,494	0.3

				3,847,769	4.7

TELECOMMUNICATION SERVICES
16,765	*	Level 3 Communications, Inc		911,345	1.1

				911,345	1.1

TRANSPORTATION				432,690	0.5

		TOTAL COMMON STOCKS	(Cost $60,018,389)	81,511,888	99.9

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
641,218	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		641,218	0.8

				641,218	0.8

		TOTAL SHORT-TERM INVESTMENTS	(Cost $641,218)	641,218	0.8

		TOTAL PORTFOLIO	(Cost $60,659,607)	82,153,106	100.7
		OTHER ASSETS & LIABILITIES, NET		(584,233)	(0.7)

		NET ASSETS		$81,568,873	100.0%

Abbreviation(s):

ADR American	Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
p	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

At 12/31/15, the aggregate value of securities on loan is $629,295.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

42	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Growth & Income Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$1,120,636	0.8%

BANKS
111,202		Bank of America Corp	1,871,529	1.4
38,812		Citigroup, Inc	2,008,521	1.5
24,793		JPMorgan Chase & Co	1,637,082	1.3
31,111		Wells Fargo & Co	1,691,194	1.3

			7,208,326	5.5

CAPITAL GOODS
88,805	p	General Electric Co	2,766,276	2.1
14,665		Honeywell International, Inc	1,518,854	1.2
9,241		Illinois Tool Works, Inc	856,456	0.6
4,425		Northrop Grumman Corp	835,484	0.6
8,076		Raytheon Co	1,005,704	0.8
		Other	2,820,818	2.1

			9,803,592	7.4

COMMERCIAL & PROFESSIONAL SERVICES			687,042	0.5

CONSUMER DURABLES & APPAREL
24,376		Newell Rubbermaid, Inc	1,074,494	0.8
16,220		Nike, Inc (Class B)	1,013,750	0.8
		Other	2,460,204	1.8

			4,548,448	3.4

CONSUMER SERVICES
15,471		Starbucks Corp	928,724	0.7
		Other	3,133,011	2.4

			4,061,735	3.1

DIVERSIFIED FINANCIALS
33,008		Morgan Stanley	1,049,984	0.8
		Other	3,058,069	2.3

			4,108,053	3.1

ENERGY
11,371		EOG Resources, Inc	804,953	0.6
		Other	5,424,822	4.1

			6,229,775	4.7

FOOD & STAPLES RETAILING
5,739		Costco Wholesale Corp	926,848	0.7
31,290		Kroger Co	1,308,861	1.0

			2,235,709	1.7

FOOD, BEVERAGE & TOBACCO
44,420		Coca-Cola Co	1,908,283	1.4
25,932		Mondelez International, Inc	1,162,791	0.9
5,503	*	Monster Beverage Corp	819,727	0.6
20,986		PepsiCo, Inc	2,096,921	1.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	43

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO—continued
15,020		Philip Morris International, Inc	$1,320,408	1.0%
		Other	2,388,626	1.8

			9,696,756	7.3

HEALTH CARE EQUIPMENT & SERVICES
11,619	*	Express Scripts Holding Co	1,015,617	0.8
16,549		Medtronic plc	1,272,949	0.9
		Other	3,701,335	2.8

			5,989,901	4.5

HOUSEHOLD & PERSONAL PRODUCTS			782,467	0.6

INSURANCE
11,227		ACE Ltd	1,311,875	1.0
		Other	1,251,278	0.9

			2,563,153	1.9

MATERIALS
25,947		Dow Chemical Co	1,335,752	1.0
8,072		PPG Industries, Inc	797,675	0.6
		Other	1,222,107	0.9

			3,355,534	2.5

MEDIA
11,996		Walt Disney Co	1,260,539	1.0
		Other	2,765,877	2.1

			4,026,416	3.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
23,178		AbbVie, Inc	1,373,065	1.1
4,328	*	Allergan plc	1,352,500	1.0
8,380		Amgen, Inc	1,360,325	1.0
20,381		Bristol-Myers Squibb Co	1,402,009	1.1
10,738	*	Celgene Corp	1,285,983	1.0
17,429		Eli Lilly & Co	1,468,568	1.1
71,059		Pfizer, Inc	2,293,784	1.7
		Other	4,089,636	3.1

			14,625,870	11.1

REAL ESTATE			891,254	0.7

RETAILING
3,951	*	Amazon.com, Inc	2,670,441	2.0
18,931		Home Depot, Inc	2,503,625	1.9
9,029	*	NetFlix, Inc	1,032,737	0.8
		Other	4,513,634	3.4

			10,720,437	8.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,800		Avago Technologies Ltd	841,870	0.7
49,007		Intel Corp	1,688,291	1.3
		Other	1,760,855	1.3

			4,291,016	3.3

44	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
5,476	*	Alphabet, Inc (Class C)		$4,155,627	3.1%
23,800	*	Facebook, Inc		2,490,908	1.9
65,218		Microsoft Corp		3,618,295	2.7
16,943	*	Salesforce.com, Inc		1,328,331	1.0
20,701		Visa, Inc (Class A)		1,605,363	1.2
		Other		5,236,389	4.0

				18,434,913	13.9

TECHNOLOGY HARDWARE & EQUIPMENT
42,619		Apple, Inc		4,486,076	3.4
65,265		Cisco Systems, Inc		1,772,271	1.3
		Other		3,001,970	2.3

				9,260,317	7.0

TELECOMMUNICATION SERVICES
39,312		AT&T, Inc		1,352,726	1.0
		Other		1,784,472	1.4

				3,137,198	2.4

TRANSPORTATION
21,567		Delta Air Lines, Inc		1,093,231	0.8
		Other		1,030,491	0.8

				2,123,722	1.6

UTILITIES
9,910		NextEra Energy, Inc		1,029,550	0.8
		Other		1,242,258	0.9

				2,271,808	1.7

		TOTAL COMMON STOCKS	(Cost $105,482,462)	132,174,078	99.9

PURCHASED OPTIONS
CONSUMER DURABLES & APPAREL				180	0.0

ENERGY				385	0.0

MEDIA				210	0.0

TECHNOLOGY HARDWARE & EQUIPMENT				90	0.0

		TOTAL PURCHASED OPTIONS	(Cost $3,387)	865	0.0

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,194,927	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		1,194,927	1.0

				1,194,927	1.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,194,927)	1,194,927	1.0

		TOTAL PORTFOLIO	(Cost $106,680,776)	133,369,870	100.9
		OTHER ASSETS & LIABILITIES, NET		(1,126,184)	(0.9)

		NET ASSETS		$132,243,686	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	45

Summary portfolio of investments	concluded

Growth & Income Fund  ▪  December 31, 2015

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
p	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

At 12/31/15, the aggregate value of securities on loan is $1,172,315.

At 12/31/15, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $420,831 or 0.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

46	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$321,016	0.5%

BANKS
110,372		Bank of America Corp	1,857,561	2.9
19,125		Citigroup, Inc	989,719	1.5
16,120		JPMorgan Chase & Co	1,064,403	1.7
31,631		Wells Fargo & Co	1,719,461	2.7
		Other	1,962,786	3.1

			7,593,930	11.9

CAPITAL GOODS
34,962		General Electric Co	1,089,066	1.7
40,352		Terex Corp	745,705	1.1
		Other	2,425,625	3.8

			4,260,396	6.6

CONSUMER DURABLES & APPAREL
12,402		Coach, Inc	405,917	0.6
21,053		Mattel, Inc	572,010	0.9
32,605		Pulte Homes, Inc	581,021	0.9
		Other	1,039,157	1.7

			2,598,105	4.1

CONSUMER SERVICES
13,297		ARAMARK Holdings Corp	428,828	0.7
12,204		Restaurant Brands International, Inc	455,941	0.7
		Other	1,214,416	1.9

			2,099,185	3.3

DIVERSIFIED FINANCIALS
26,409		Morgan Stanley	840,070	1.3
49,810	*	Synchrony Financial	1,514,722	2.4
		Other	1,977,303	3.1

			4,332,095	6.8

ENERGY
15,259		Apache Corp	678,568	1.1
10,503		Chevron Corp	944,850	1.5
10,953		Exxon Mobil Corp	853,786	1.3
4,789		Pioneer Natural Resources Co	600,445	1.0
9,496		Schlumberger Ltd	662,346	1.0
		Other	3,146,615	4.9

			6,886,610	10.8

FOOD & STAPLES RETAILING			387,317	0.6

FOOD, BEVERAGE & TOBACCO
13,078		ConAgra Foods, Inc	551,368	0.8
15,336		Pinnacle Foods, Inc	651,167	1.0
		Other	808,591	1.3

			2,011,126	3.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	47

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
6,489	*	WellCare Health Plans, Inc	$507,505	0.8%
		Other	1,505,048	2.3

			2,012,553	3.1

HOUSEHOLD & PERSONAL PRODUCTS
15,187		Procter & Gamble Co	1,206,000	1.9

			1,206,000	1.9

INSURANCE
4,679		ACE Ltd	546,741	0.9
8,857		American International Group, Inc	548,868	0.9
4,590	*	Berkshire Hathaway, Inc (Class B)	606,064	0.9
10,702		Hartford Financial Services Group, Inc	465,109	0.7
10,878		Metlife, Inc	524,428	0.8
10,165		Principal Financial Group	457,222	0.7
12,729		XL Capital Ltd	498,722	0.8
		Other	1,037,692	1.6

			4,684,846	7.3

MATERIALS
62,788	*	Louisiana-Pacific Corp	1,130,812	1.8
		Other	1,614,350	2.5

			2,745,162	4.3

MEDIA			461,979	0.7

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
13,280		Agilent Technologies, Inc	555,237	0.9
1,306	*	Allergan plc	408,125	0.6
10,153	*	Endo International plc	621,567	1.0
8,488		Johnson & Johnson	871,887	1.3
13,012		Merck & Co, Inc	687,294	1.1
50,119		Pfizer, Inc	1,617,841	2.5
		Other	750,766	1.2

			5,512,717	8.6

REAL ESTATE
28,725		Starwood Property Trust, Inc	590,586	0.9
		Other	536,628	0.9

			1,127,214	1.8

RETAILING
69,133	*	JC Penney Co, Inc	460,426	0.7
		Other	529,017	0.8

			989,443	1.5

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
42,596		Cypress Semiconductor Corp	417,867	0.6
30,128		Intel Corp	1,037,909	1.6
43,926	*	ON Semiconductor Corp	430,475	0.7
		Other	1,012,749	1.6

			2,899,000	4.5

48	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
14,262		Microsoft Corp		$791,256	1.2%
17,725	*	Yahoo!, Inc		589,533	0.9
		Other		1,574,825	2.5

				2,955,614	4.6

TECHNOLOGY HARDWARE & EQUIPMENT
28,273		Cisco Systems, Inc		767,753	1.2
64,452		Nokia Corp		452,453	0.7
		Other		1,838,226	2.9

				3,058,432	4.8

TELECOMMUNICATION SERVICES
23,843		AT&T, Inc		820,438	1.3
10,622	*	Level 3 Communications, Inc		577,412	0.9
18,861		Telephone & Data Systems, Inc		488,311	0.7

				1,886,161	2.9

TRANSPORTATION				1,245,318	1.9

UTILITIES
6,910		NextEra Energy, Inc		717,880	1.1
		Other		1,572,081	2.5

				2,289,961	3.6

		TOTAL COMMON STOCKS	(Cost $56,509,862)	63,564,180	99.2

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
877,177	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		877,177	1.4

				877,177	1.4

		TOTAL SHORT-TERM INVESTMENTS	(Cost $877,177)	877,177	1.4

		TOTAL PORTFOLIO	(Cost $57,387,039)	64,441,357	100.6
		OTHER ASSETS & LIABILITIES, NET		(389,315)	(0.6)

		NET ASSETS		$64,052,042	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

At 12/31/15, the aggregate value of securities on loan is $843,733.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	49

Portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
ASSET MANAGEMENT & CUSTODY BANKS
45,000		NorthStar Asset Management Group, Inc	$546,300	0.8%

			546,300	0.8

DIVERSIFIED CAPITAL MARKETS
8,000		HFF, Inc (Class A)	248,560	0.3

			248,560	0.3

DIVERSIFIED REITS
135,000		Gramercy Property Trust	1,042,200	1.4
52,000		NorthStar Realty Finance Corp	885,560	1.2
40,000		Spirit Realty Capital, Inc	400,800	0.6

			2,328,560	3.2

HEALTH CARE FACILITIES
10,180	*	Brookdale Senior Living, Inc	187,923	0.3

			187,923	0.3

HOTELS, RESORTS & CRUISE LINES
9,000		Starwood Hotels & Resorts Worldwide, Inc	623,520	0.9

			623,520	0.9

INDUSTRIAL REITS
80,000		Prologis, Inc	3,433,600	4.8
145,000		Rexford Industrial Realty, Inc	2,372,200	3.2
55,000		Terreno Realty Corp	1,244,100	1.6

			7,049,900	9.6

MORTGAGE REITS
30,000		Starwood Property Trust, Inc	616,800	0.8

			616,800	0.8

OFFICE REITS
23,000		Boston Properties, Inc	2,933,420	4.0
22,000		Kilroy Realty Corp	1,392,160	1.9
24,000		NorthStar Realty Europe Corp	283,440	0.4
17,000		SL Green Realty Corp	1,920,660	2.6
15,000		Vornado Realty Trust	1,499,400	2.1

			8,029,080	11.0

REAL ESTATE OPERATING COMPANIES
28,000	*	Forest City Enterprises, Inc (Class A)	614,040	0.8

			614,040	0.8

REAL ESTATE SERVICES
30,000		Kennedy-Wilson Holdings, Inc	722,400	1.0
15,000	*	Marcus & Millichap, Inc	437,100	0.6

			1,159,500	1.6

RESIDENTIAL REITS
30,000		Apartment Investment & Management Co (Class A)	1,200,900	1.6
21,000		AvalonBay Communities, Inc	3,866,730	5.3
24,000		Equity Lifestyle Properties, Inc	1,600,080	2.2

50	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2015

Shares	Company		Value	% of net assets

RESIDENTIAL REITS—continued
53,000	Equity Residential		$4,324,270	5.8%
11,500	Essex Property Trust, Inc		2,753,215	3.8
40,000	Monogram Residential Trust, Inc		390,400	0.5
15,000	Sun Communities, Inc		1,027,950	1.5

			15,163,545	20.7

RETAIL REITS
60,000	DDR Corp		1,010,400	1.4
40,000	Equity One, Inc		1,086,000	1.5
16,000	Federal Realty Investment Trust		2,337,600	3.2
85,000	General Growth Properties, Inc		2,312,850	3.2
30,000	Retail Opportunities Investment Corp		537,000	0.7
36,000	Simon Property Group, Inc		6,999,840	9.5
17,000	Taubman Centers, Inc		1,304,240	1.8

			15,587,930	21.3

SPECIALIZED REITS
28,000	American Tower Corp		2,714,600	3.7
17,000	Crown Castle International Corp		1,469,650	2.0
50,000	CubeSmart		1,531,000	2.1
5,000	Equinix, Inc		1,512,000	2.1
19,000	Extra Space Storage, Inc		1,675,990	2.3
30,000	Healthcare Trust of America, Inc		809,100	1.1
75,000	Host Marriott Corp		1,150,500	1.6
15,000	Plum Creek Timber Co, Inc		715,800	1.0
13,000	Public Storage, Inc		3,220,100	4.4
65,000	Sunstone Hotel Investors, Inc		811,850	1.1
14,000	Ventas, Inc		790,020	1.1
42,000	Welltower, Inc		2,857,260	3.9
12,000	Weyerhaeuser Co		359,760	0.3

			19,617,630	26.7

	TOTAL COMMON STOCKS	(Cost $52,230,488)	71,773,288	98.0

	TOTAL PORTFOLIO	(Cost $52,230,488)	71,773,288	98.0
	OTHER ASSETS & LIABILITIES, NET		1,449,766	2.0

	NET ASSETS		$73,223,054	100.0%

Abbreviation(s):

REIT    Real Estate Investment Trust

*	Non-income producing

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	51

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$631,881	1.3%

BANKS
7,115		BankUnited	256,567	0.5
8,172		Cathay General Bancorp	256,029	0.5
21,293		Fulton Financial Corp	277,022	0.5
9,240		Great Western Bancorp, Inc	268,145	0.5
30,424		Investors Bancorp, Inc	378,475	0.8
37,122	*	MGIC Investment Corp	327,787	0.7
24,642		National Penn Bancshares, Inc	303,836	0.6
8,679		PrivateBancorp, Inc	356,013	0.7
13,850		Provident Financial Services, Inc	279,077	0.6
18,030		Umpqua Holdings Corp	286,677	0.6
11,150	*	Western Alliance Bancorp	399,839	0.8
		Other	1,772,339	3.5

			5,161,806	10.3

CAPITAL GOODS
6,297		EMCOR Group, Inc	302,508	0.6
		Other	3,348,622	6.8

			3,651,130	7.4

COMMERCIAL & PROFESSIONAL SERVICES			1,444,948	2.9

CONSUMER DURABLES & APPAREL
18,410	*	TRI Pointe Homes, Inc	233,255	0.5
		Other	1,251,214	2.5

			1,484,469	3.0

CONSUMER SERVICES
6,045	*	Grand Canyon Education, Inc	242,525	0.5
3,800		Jack in the Box, Inc	291,498	0.6
2,710	l	Vail Resorts, Inc	346,853	0.7
		Other	800,680	1.6

			1,681,556	3.4

DIVERSIFIED FINANCIALS			181,945	0.4

ENERGY			1,555,440	3.2

FOOD & STAPLES RETAILING
2,898		Casey’s General Stores, Inc	349,064	0.7
		Other	214,248	0.4

			563,312	1.1

FOOD, BEVERAGE & TOBACCO
2,074		Lancaster Colony Corp	239,464	0.5
		Other	778,810	1.6

			1,018,274	2.1

HEALTH CARE EQUIPMENT & SERVICES
2,900	*	Abiomed, Inc	261,812	0.5
2,660	*	ICU Medical, Inc	299,995	0.6

52	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
4,330	*	NuVasive, Inc	$234,296	0.5%
3,649	*	WellCare Health Plans, Inc	285,388	0.6
		Other	2,221,000	4.5

			3,302,491	6.7

HOUSEHOLD & PERSONAL PRODUCTS			257,603	0.5

INSURANCE
5,363		Aspen Insurance Holdings Ltd	259,033	0.5
		Other	1,391,444	2.8

			1,650,477	3.3

MATERIALS
9,810	*	Berry Plastics Group, Inc	354,926	0.7
13,500	*	Louisiana-Pacific Corp	243,135	0.5
		Other	1,698,559	3.5

			2,296,620	4.7

MEDIA
10,760	*	Live Nation, Inc	264,373	0.5
		Other	317,262	0.7

			581,635	1.2

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
6,072	*	Impax Laboratories, Inc	259,639	0.5
6,014	*	INC Research Holdings, Inc	291,739	0.6
3,760	*	Parexel International Corp	256,131	0.5
		Other	4,167,529	8.5

			4,975,038	10.1

REAL ESTATE
28,154		Cousins Properties, Inc	265,492	0.5
12,557		CubeSmart	384,495	0.8
9,340		DuPont Fabros Technology, Inc	296,919	0.6
5,890		Entertainment Properties Trust	344,271	0.7
11,500		First Industrial Realty Trust, Inc	254,495	0.5
6,600		Highwoods Properties, Inc	287,760	0.6
3,927		Sovran Self Storage, Inc	421,406	0.9
19,388		Sunstone Hotel Investors, Inc	242,156	0.5
		Other	2,233,255	4.5

			4,730,249	9.6

RETAILING			1,535,509	3.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			2,041,928	4.1

SOFTWARE & SERVICES
3,266	*	EPAM Systems, Inc	256,773	0.5
5,800	*	ExlService Holdings, Inc	260,594	0.5
5,100	*	Manhattan Associates, Inc	337,467	0.7
4,319		MAXIMUS, Inc	242,944	0.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	53

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
2,282	*	Tyler Technologies, Inc		$397,798	0.8%
		Other		3,531,723	7.2

				5,027,299	10.2

TECHNOLOGY HARDWARE & EQUIPMENT				2,578,066	5.2

TELECOMMUNICATION SERVICES
23,998	*	8x8, Inc		274,777	0.5
13,505		Inteliquent, Inc		239,984	0.5
40,284	*	Vonage Holdings Corp		231,230	0.5

				745,991	1.5

TRANSPORTATION				1,054,176	2.1

UTILITIES
5,490		American States Water Co		230,306	0.5
8,263		Avista Corp		292,263	0.6
5,754		Black Hills Corp		267,158	0.5
7,600		Portland General Electric Co		276,412	0.6
		Other		298,236	0.6

				1,364,375	2.8

		TOTAL COMMON STOCKS	(Cost $45,628,863)	49,516,218	100.2

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,424,802	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		1,424,802	2.9

				1,424,802	2.9

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,424,802)	1,424,802	2.9

		TOTAL PORTFOLIO	(Cost $47,053,665)	50,941,020	103.1
		OTHER ASSETS & LIABILITIES, NET		(1,538,441)	(3.1)

		NET ASSETS		$49,402,579	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swaps agreements.

At 12/31/15, the aggregate value of the securities on loan is $1,367,222.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

54	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2015

Shares	Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
23,923	Ford Motor Co	$337,075	0.7%
	Other	510,554	1.1

		847,629	1.8

BANKS
3,541	PNC Financial Services Group, Inc	337,493	0.7
8,861	US Bancorp	378,099	0.8
	Other	1,147,881	2.4

		1,863,473	3.9

CAPITAL GOODS
2,809	3M Co	423,148	0.9
3,753	Danaher Corp	348,579	0.7
	Other	2,159,966	4.6

		2,931,693	6.2

COMMERCIAL & PROFESSIONAL SERVICES		330,924	0.7

CONSUMER DURABLES & APPAREL
6,412	Nike, Inc (Class B)	400,750	0.8
	Other	215,354	0.5

		616,104	1.3

CONSUMER SERVICES
3,990	McDonald’s Corp	471,378	1.0
7,021	Starbucks Corp	421,471	0.9
	Other	519,342	1.1

		1,412,191	3.0

DIVERSIFIED FINANCIALS
5,030	American Express Co	349,836	0.7
7,990	Bank of New York Mellon Corp	329,348	0.7
936	BlackRock, Inc	318,727	0.7
9,289	Charles Schwab Corp	305,887	0.6
	Other	1,751,161	3.7

		3,054,959	6.4

ENERGY		2,940,280	6.2

FOOD & STAPLES RETAILING		569,516	1.2

FOOD, BEVERAGE & TOBACCO
5,148	General Mills, Inc	296,834	0.6
8,638	Mondelez International, Inc	387,328	0.8
5,461	PepsiCo, Inc	545,663	1.2
	Other	758,943	1.6

		1,988,768	4.2

HEALTH CARE EQUIPMENT & SERVICES		1,904,510	4.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	55

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
4,937		Colgate-Palmolive Co	$328,903	0.7%
8,539		Procter & Gamble Co	678,082	1.4
		Other	194,222	0.4

			1,201,207	2.5

INSURANCE
2,611		ACE Ltd	305,095	0.6
5,661	*	Berkshire Hathaway, Inc (Class B)	747,478	1.6
2,681		Travelers Cos, Inc	302,578	0.6
		Other	1,409,448	3.0

			2,764,599	5.8

MATERIALS			1,873,962	4.0

MEDIA
1,849		Time Warner Cable, Inc	343,156	0.7
4,680		Time Warner, Inc	302,656	0.6
5,701		Walt Disney Co	599,061	1.3
		Other	347,780	0.7

			1,592,653	3.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
3,009		Amgen, Inc	488,451	1.0
1,073	*	Biogen Idec, Inc	328,713	0.7
6,848		Bristol-Myers Squibb Co	471,074	1.0
3,318	*	Celgene Corp	397,364	0.8
5,337		Gilead Sciences, Inc	540,051	1.1
8,123		Johnson & Johnson	834,395	1.8
10,340		Merck & Co, Inc	546,159	1.2
		Other	1,514,997	3.2

			5,121,204	10.8

REAL ESTATE
3,213		American Tower Corp	311,501	0.6
1,846		Simon Property Group, Inc	358,936	0.8
		Other	1,514,184	3.2

			2,184,621	4.6

RETAILING
5,027		Lowe’s Companies, Inc	382,253	0.8
		Other	1,135,576	2.4

			1,517,829	3.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
16,786		Intel Corp	578,278	1.2
6,339		Texas Instruments, Inc	347,441	0.8
		Other	426,820	0.9

			1,352,539	2.9

SOFTWARE & SERVICES
3,585		Accenture plc	374,632	0.8
3,517	*	Adobe Systems, Inc	330,387	0.7

56	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
793	*	Alphabet, Inc (Class A)		$616,962	1.3%
809	*	Alphabet, Inc (Class C)		613,934	1.3
5,105	*	Cognizant Technology Solutions Corp (Class A)		306,402	0.6
3,608		International Business Machines Corp		496,533	1.1
4,493		Mastercard, Inc (Class A)		437,438	0.9
12,801		Oracle Corp		467,621	1.0
4,303	*	Salesforce.com, Inc		337,355	0.7
		Other		1,639,634	3.5

				5,620,898	11.9

TECHNOLOGY HARDWARE & EQUIPMENT
19,287		Cisco Systems, Inc		523,738	1.1
12,660		EMC Corp		325,109	0.7
6,952		Qualcomm, Inc		347,496	0.7
		Other		524,336	1.1

				1,720,679	3.6

TELECOMMUNICATION SERVICES
13,585		Verizon Communications, Inc		627,899	1.3
		Other		280,687	0.6

				908,586	1.9

TRANSPORTATION
3,796		United Parcel Service, Inc (Class B)		365,289	0.8
		Other		949,410	2.0

				1,314,699	2.8

UTILITIES
3,165		NextEra Energy, Inc		328,812	0.7
		Other		1,183,412	2.5

				1,512,224	3.2

		TOTAL COMMON STOCKS	(Cost $30,856,871)	47,145,747	99.4

		TOTAL PORTFOLIO	(Cost $30,856,871)	47,145,747	99.4
		OTHER ASSETS & LIABILITIES, NET		262,200	0.6

		NET ASSETS		$47,407,947	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	57

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$3,769,332	1.1%

BANKS
157,210		Bank of America Corp	2,645,844	0.8
45,420		Citigroup, Inc	2,350,485	0.7
55,551		JPMorgan Chase & Co	3,668,032	1.1
69,738		Wells Fargo & Co	3,790,958	1.1
		Other	8,113,903	2.5

			20,569,222	6.2

CAPITAL GOODS
9,497		3M Co	1,430,628	0.4
10,353		Boeing Co	1,496,940	0.5
140,774		General Electric Co	4,385,110	1.3
		Other	17,549,700	5.3

			24,862,378	7.5

COMMERCIAL & PROFESSIONAL SERVICES			3,577,752	1.1

CONSUMER DURABLES & APPAREL			5,452,351	1.6

CONSUMER SERVICES
14,350		McDonald’s Corp	1,695,309	0.5
22,464		Starbucks Corp	1,348,514	0.4
		Other	4,610,283	1.4

			7,654,106	2.3

DIVERSIFIED FINANCIALS
12,500	e	iShares Russell 3000 Index Fund	1,503,875	0.5
		Other	11,730,259	3.5

			13,234,134	4.0

ENERGY
28,150		Chevron Corp	2,532,374	0.7
62,585	d	Exxon Mobil Corp	4,878,500	1.5
19,009		Schlumberger Ltd	1,325,878	0.4
		Other	10,861,333	3.3

			19,598,085	5.9

FOOD & STAPLES RETAILING
16,892		CVS Health Corp	1,651,531	0.5
23,648		Wal-Mart Stores, Inc	1,449,622	0.5
		Other	3,724,657	1.1

			6,825,810	2.1

FOOD, BEVERAGE & TOBACCO
29,377		Altria Group, Inc	1,710,035	0.5
58,699		Coca-Cola Co	2,521,709	0.7
22,096		PepsiCo, Inc	2,207,832	0.7
23,191		Philip Morris International, Inc	2,038,721	0.6
		Other	7,883,529	2.4

			16,361,826	4.9

58	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
21,334		Medtronic plc	$1,641,011	0.5%
14,251		UnitedHealth Group, Inc	1,676,488	0.5
		Other	13,741,212	4.1

			17,058,711	5.1

HOUSEHOLD & PERSONAL PRODUCTS
40,611		Procter & Gamble Co	3,224,920	1.0
		Other	2,667,697	0.8

			5,892,617	1.8

INSURANCE
27,840	*	Berkshire Hathaway, Inc (Class B)	3,675,994	1.1
		Other	10,025,916	3.0

			13,701,910	4.1

MATERIALS			10,205,834	3.1

MEDIA
37,415		Comcast Corp (Class A)	2,111,328	0.6
25,399		Walt Disney Co	2,668,927	0.8
		Other	5,633,539	1.7

			10,413,794	3.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
24,781		AbbVie, Inc	1,468,026	0.4
5,871	*	Allergan plc	1,834,688	0.5
11,382		Amgen, Inc	1,847,640	0.6
24,955		Bristol-Myers Squibb Co	1,716,654	0.5
11,874	*	Celgene Corp	1,422,030	0.4
22,000		Gilead Sciences, Inc	2,226,180	0.7
41,509		Johnson & Johnson	4,263,805	1.3
42,291		Merck & Co, Inc	2,233,811	0.7
92,175		Pfizer, Inc	2,975,409	0.9
		Other	11,763,779	3.5

			31,752,022	9.5

REAL ESTATE			13,968,979	4.2

RETAILING
5,706	*	Amazon.com, Inc	3,856,628	1.2
19,445		Home Depot, Inc	2,571,601	0.8
		Other	10,835,348	3.2

			17,263,577	5.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
71,016		Intel Corp	2,446,501	0.7
		Other	5,530,820	1.7

			7,977,321	2.4

SOFTWARE & SERVICES
4,315	*	Alphabet, Inc (Class A)	3,357,113	1.0
4,403	*	Alphabet, Inc (Class C)	3,341,349	1.0
32,393	*	Facebook, Inc	3,390,251	1.0
13,594		International Business Machines Corp	1,870,806	0.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	59

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
14,966		Mastercard, Inc (Class A)		$1,457,090	0.4%
121,087		Microsoft Corp		6,717,907	2.0
47,432		Oracle Corp		1,732,691	0.5
29,302		Visa, Inc (Class A)		2,272,370	0.7
		Other		15,517,321	4.7

				39,656,898	11.9

TECHNOLOGY HARDWARE & EQUIPMENT
86,295		Apple, Inc		9,083,412	2.8
76,136		Cisco Systems, Inc		2,067,473	0.6
		Other		7,025,835	2.1

				18,176,720	5.5

TELECOMMUNICATION SERVICES
91,008		AT&T, Inc		3,131,585	0.9
61,052		Verizon Communications, Inc		2,821,823	0.9
		Other		1,253,541	0.4

				7,206,949	2.2

TRANSPORTATION				6,916,209	2.1

UTILITIES				10,190,391	3.1

		TOTAL COMMON STOCKS	(Cost $206,406,740)	332,286,928	100.0

RIGHTS/WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				178	0.0

TELECOMMUNICATION SERVICES				1,789	0.0

		TOTAL RIGHTS/WARRANTS	(Cost $1,797)	1,967	0.0

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
9,417,992	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		9,417,992	2.8

				9,417,992	2.8

		TOTAL SHORT-TERM INVESTMENTS	(Cost $9,417,992)	9,417,992	2.8

		TOTAL PORTFOLIO	(Cost $215,826,529)	341,706,887	102.8
		OTHER ASSETS & LIABILITIES, NET		(9,264,262)	(2.8)

		NET ASSETS		$332,442,625	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,105,861.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

60	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2015

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRALIA			$309,835	0.3%

DENMARK
28,593	*	H Lundbeck AS	976,316	1.1
		Other	237,209	0.2

			1,213,525	1.3

FINLAND			334,951	0.4

FRANCE
119,693		Accor S.A.	5,183,894	5.6
20,435		Compagnie de Saint-Gobain	885,556	1.0
36,405		Edenred	688,165	0.7
44,257	g	Elior Participations S.C.A	927,211	1.0
35,054		Essilor International S.A.	4,368,985	4.8
9,233		Groupe Danone	623,906	0.7
43,415		Renault S.A.	4,345,645	4.7
38,025		Schneider Electric S.A.	2,159,969	2.4
35,733		Vinci S.A.	2,290,297	2.5
		Other	674,915	0.7

			22,148,543	24.1

GERMANY
74,189		Adidas-Salomon AG.	7,200,712	7.8
204,237	*	Commerzbank AG.	2,107,435	2.3
19,368		Deutsche Boerse AG.	1,702,469	1.9
18,323		Henkel KGaA (Preference)	2,044,882	2.2
15,219		Lanxess AG.	700,336	0.8
23,549		Linde AG.	3,401,849	3.7

			17,157,683	18.7

HONG KONG
276,800		Sands China Ltd	938,406	1.0

			938,406	1.0

INDIA
5,678		Eicher Motors Ltd	1,441,363	1.6
158,064		HDFC Bank Ltd	2,581,600	2.8
140,221		IndusInd Bank Ltd	2,046,594	2.2
15,277		Maruti Suzuki India Ltd	1,063,909	1.2
		Other	123,233	0.1

			7,256,699	7.9

ITALY
58,381		Moncler S.p.A	812,424	0.9

			812,424	0.9

JAPAN
31,800		Don Quijote Co Ltd	1,116,776	1.2
161,000		Ishikawajima-Harima Heavy Industries Co Ltd	444,440	0.5
18,900		Murata Manufacturing Co Ltd	2,719,354	3.0
84,425		Olympus Corp	3,323,700	3.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	61

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

JAPAN—continued
7,592		Oriental Land Co Ltd		$459,289	0.5%
230,400	*,e	Pioneer Corp		634,271	0.7
117,550		Sony Corp		2,889,001	3.2
26,200	e	Sony Financial Holdings, Inc		468,646	0.5
12,300		Toyota Motor Corp		757,421	0.8
		Other		124,608	0.1

				12,937,506	14.1

NETHERLANDS
38,936		Heineken NV		3,318,004	3.6
97,495		ING Groep NV		1,319,111	1.5
		Other		104,576	0.1

				4,741,691	5.2

SWEDEN
72,527		Electrolux AB (Series B)		1,749,888	1.9

				1,749,888	1.9

SWITZERLAND
3,167		Burckhardt Compression Holding AG.		969,653	1.0
2,945		Geberit AG.		997,479	1.1
22,640		Swatch Group AG. (Registered)		1,528,893	1.7
3,083		Zurich Financial Services AG.		792,022	0.9
		Other		131,576	0.1

				4,419,623	4.8

TAIWAN
406,927		Advanced Semiconductor Engineering, Inc		467,445	0.5

				467,445	0.5

UNITED KINGDOM
8,484		Associated British Foods plc		417,473	0.5
291,990		Barclays plc		939,848	1.0
63,288		Essentra plc		771,487	0.8
287,842		Group 4 Securicor plc		956,150	1.0
510,259		Man Group plc		1,312,645	1.4
374,083		Sky plc		6,132,247	6.7
786,841	*	Tesco plc		1,728,906	1.9
96,553		Weir Group plc		1,418,247	1.5
94,071		WPP plc		2,163,799	2.4
		Other		412,154	0.5

				16,252,956	17.7

UNITED STATES
18,866	*	Qiagen NV		511,347	0.6

				511,347	0.6

		TOTAL COMMON STOCKS	(Cost $91,662,365)	91,252,522	99.4

62	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2015

Shares		Company		Value	% of net assets

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
869,519	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		$869,519	0.9%

				869,519	0.9

		TOTAL SHORT-TERM INVESTMENTS	(Cost $869,519)	869,519	0.9

		TOTAL PORTFOLIO	(Cost $92,531,884)	92,122,041	100.3
		OTHER ASSETS & LIABILITIES, NET		(302,570)	(0.3)

		NET ASSETS		$91,819,471	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $826,060.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2015, the aggregate value of these securities, is $927,211 or 1.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	63

Summary of market values by sector

International Equity Fund  ▪  December 31, 2015

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$36,976,574	40.1%
INDUSTRIALS	13,998,885	15.3
FINANCIALS	13,925,079	15.2
HEALTH CARE	9,417,556	10.3
CONSUMER STAPLES	8,256,404	9.0
MATERIALS	5,299,524	5.8
INFORMATION TECHNOLOGY	3,377,435	3.7
ENERGY	1,065	0.0
SHORT-TERM INVESTMENTS	869,519	0.9
OTHER ASSETS & LIABILITES, NET	(302,570)	(0.3)

NET ASSETS	$91,819,471	100.0%

64	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Bond Fund  ▪  December 31, 2015

Principal	Issuer	Value	% of net assets

BANK LOAN OBLIGATIONS
AUTOMOBILES & COMPONENTS	$118,739	0.1%

CAPITAL GOODS	49,173	0.0

COMMERCIAL & PROFESSIONAL SERVICES	194,556	0.1

CONSUMER DURABLES & APPAREL	87,341	0.0

CONSUMER SERVICES	320,271	0.2

DIVERSIFIED FINANCIALS	289,825	0.2

ENERGY	61,704	0.0

FOOD, BEVERAGE & TOBACCO	42,684	0.0

HEALTH CARE EQUIPMENT & SERVICES	172,306	0.1

INSURANCE	119,076	0.1

MATERIALS	231,550	0.1

MEDIA	387,274	0.2

SOFTWARE & SERVICES	349,537	0.2

TECHNOLOGY HARDWARE & EQUIPMENT	185,214	0.2

TOTAL BANK LOAN OBLIGATIONS	(Cost $2,724,491)	2,609,250	1.5

BONDS
CORPORATE BONDS
AUTOMOBILES & COMPONENTS	598,448	0.4

BANKS	12,927,827	7.2

CAPITAL GOODS	2,114,819	1.2

COMMERCIAL & PROFESSIONAL SERVICES	2,864,635	1.6

CONSUMER DURABLES & APPAREL	288,660	0.2

CONSUMER SERVICES	473,120	0.2

DIVERSIFIED FINANCIALS
$ 725,000	American Express Credit Corp	2.250%, 08/15/19	725,105	0.4
750,000	g,i	Armor Re Ltd	4.243%, 12/15/16	748,425	0.4
750,000	Ford Motor Credit Co LLC	2.597%, 11/04/19	736,443	0.4
558,000	g	GE Capital International Funding Co	3.373%, 11/15/25	568,191	0.3
Other	7,927,285	4.5

10,705,449	6.0

ENERGY	6,254,325	3.5

FOOD & STAPLES RETAILING	1,490,812	0.8

FOOD, BEVERAGE & TOBACCO	2,590,351	1.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	65

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2015

Principal		Issuer		Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES				$2,744,621	1.5%

HOUSEHOLD & PERSONAL PRODUCTS				200,443	0.1

INSURANCE				4,366,785	2.4

MATERIALS
$ 930,000	g	Glencore Funding LLC	2.125%, 04/16/18	826,442	0.5
598,000		International Paper Co	4.750%, 02/15/22	638,841	0.3
		Other		2,832,590	1.6

				4,297,873	2.4

MEDIA				4,847,771	2.7

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				3,012,745	1.7

REAL ESTATE				3,808,670	2.1

RETAILING
725,000		O’Reilly Automotive, Inc	3.800%, 09/01/22	734,220	0.4
		Other		1,864,147	1.1

				2,598,367	1.5

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT				258,631	0.2

SOFTWARE & SERVICES
1,170,000		Fidelity National Information Services, Inc	5.000%, 03/15/22	1,216,065	0.7
		Other		881,857	0.5

				2,097,922	1.2

TECHNOLOGY HARDWARE & EQUIPMENT				989,891	0.6

TELECOMMUNICATION SERVICES
675,000		Verizon Communications, Inc	3.450%, 03/15/21	690,912	0.4
		Other		3,820,902	2.1

				4,511,814	2.5

TRANSPORTATION				3,690,992	2.1

UTILITIES				6,940,968	3.8

		TOTAL CORPORATE BONDS	(Cost $86,154,773)	84,675,939	47.3

GOVERNMENT BONDS
AGENCY SECURITIES				534,209	0.3

FOREIGN GOVERNMENT BONDS				6,697,100	3.7

MORTGAGE BACKED
3,056,356	h	Federal Home Loan Mortgage Corp (FHLMC)	3.500%, 10/01/45	3,156,466	1.8
1,183,686		Federal National Mortgage Association (FNMA)	3.000%, 10/01/30	1,220,320	0.7
1,557,913		FNMA	2.500%, 11/01/30	1,571,697	0.9
892,482		FNMA	3.000%, 01/01/35	911,037	0.5
1,135,775		FNMA	5.500%, 07/01/40	1,279,691	0.7
529,171		FNMA	6.000%, 10/01/40	598,113	0.3

66	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2015

Principal		Issuer		Value	% of net assets

MORTGAGE BACKED—continued
$ 1,555,629		FNMA	4.500%, 11/01/40	$1,683,368	0.9%
2,682,719	h	FNMA	3.000%, 02/01/43	2,687,783	1.5
1,445,011		FNMA	3.000%, 05/01/43	1,447,403	0.8
481,666		FNMA	4.500%, 10/01/44	529,928	0.3
949,746		FNMA	4.500%, 11/01/44	1,044,756	0.6
969,542		FNMA	4.000%, 12/01/44	1,032,123	0.6
954,239		FNMA	4.000%, 01/01/45	1,021,608	0.6
2,161,019		FNMA	3.500%, 07/01/45	2,232,481	1.2
3,066,671	h	FNMA	4.000%, 07/01/45	3,260,479	1.8
3,801,686	i	FNMA	0.772%–7.500%, 08/01/21–12/01/45	3,721,977	2.1
810,017		Government National Mortgage Association (GNMA)	3.000%, 02/20/43	825,045	0.5
498,929		GNMA	3.500%, 11/20/45	520,705	0.3
1,250,000		GNMA	3.500%, 12/20/45	1,304,556	0.7
500,000		GNMA	4.000%, 12/20/45	531,686	0.3
3,244,354		GNMA	3.000%–6.000%, 07/15/33–11/20/45	2,794,329	1.6
		Other		1,645,570	0.9

				35,021,121	19.6

MUNICIPAL BONDS
590,000		State of Illinois	3.860%, 04/01/21	584,578	0.3
		Other		301,347	0.2

				885,925	0.5

U.S. TREASURY SECURITIES
1,249,000		United States Treasury Bond	2.875%, 08/15/45	1,210,701	0.7
4,240,000		United States Treasury Bond	3.000%, 11/15/45	4,219,275	2.4
1,000,000		United States Treasury Note	1.625%, 11/30/20	994,333	0.5
1,000,000		United States Treasury Note	2.000%, 11/30/22	994,542	0.5

				7,418,851	4.1

		TOTAL GOVERNMENT BONDS	(Cost $51,035,894)	50,557,206	28.2

STRUCTURED ASSETS
ASSET BACKED
1,000,000	g	Capital Automotive REIT	3.660%, 10/15/44	1,004,829	0.6
		Series 2014-1A (Class A)
1,000,000	g	Domino’s Pizza Master Issuer LLC	3.484%, 10/25/45	980,000	0.5
		Series 2015-1A (Class A2I)
1,000,000	g	Domino’s Pizza Master Issuer LLC	4.474%, 10/25/45	986,410	0.6
		Series 2015-1A (Class A2II)
573,627		Santander Drive Auto Receivables Trust	4.740%, 09/15/17	578,153	0.3
		Series 2011-4 (Class D)
625,000		Santander Drive Auto Receivables Trust	1.590%, 10/15/18	624,735	0.3
		Series 2014-1 (Class B)
		Other		6,039,502	3.4

				10,213,629	5.7

OTHER MORTGAGE BACKED
2,000,000	i	Banc of America Commercial Mortgage Trust	5.954%, 05/10/45	2,003,324	1.1
		Series 2006-2 (Class AJ)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	67

Summary portfolio of investments	concluded

Bond Fund  ▪  December 31, 2015

Principal		Issuer		Value	% of net assets

OTHER MORTGAGE BACKED—continued
$ 1,175,000	i	Bear Stearns Commercial Mortgage Securities	5.920%, 09/11/42	$1,240,016	0.7%
		Series 2007-T28 (Class AJ)
1,500,000	i	COBALT CMBS Commercial Mortgage Trust	5.771%, 05/15/46	1,510,109	0.8
		Series 2007-C3 (Class AJ)
1,190,601	i	Commercial Mortgage Trust	5.867%, 12/10/49	1,236,749	0.7
		Series 2007-GG11 (Class AM)
1,000,000	i	LB-UBS Commercial Mortgage Trust	6.114%, 07/15/40	1,044,314	0.6
		Series 2007-C6 (Class AM)
1,200,000	i	Morgan Stanley Capital I Trust	5.389%, 11/12/41	1,203,958	0.7
		Series 2006-HQ10 (Class AJ)
1,250,000		Wachovia Bank Commercial Mortgage Trust	5.383%, 12/15/43	1,291,589	0.7
		Series 2007-C30 (Class AM)
980,000	i	Wachovia Bank Commercial Mortgage Trust	5.818%, 05/15/46	1,029,192	0.6
		Series 2007-C34 (Class AM)
1,200,000	i	Wachovia Bank Commercial Mortgage Trust	5.947%, 05/15/46	1,210,131	0.7
		Series 2007-C34 (Class AJ)
2,150,000	i	Wachovia Bank Commercial Mortgage Trust	5.591%, 04/15/47	2,228,499	1.2
		Series 2007-C31 (Class AM)
1,500,000	g	Wachovia Bank Commercial Mortgage Trust	5.703%, 06/15/49	1,562,773	0.9
		Series 2007-C32 (Class AMFX)
1,260,000	i	Wachovia Bank Commercial Mortgage Trust	5.750%, 06/15/49	1,259,533	0.7
		Series 2007-C32 (Class AJ)
		Other		9,215,520	5.1

				26,035,707	14.5

		TOTAL STRUCTURED ASSETS	(Cost $36,560,883)	36,249,336	20.2

		TOTAL BONDS	(Cost $173,751,550)	171,482,481	95.7

Shares		Company
PREFERRED STOCKS
BANKS				79,185	0.0

		TOTAL PREFERRED STOCKS	(Cost $569,550)	79,185	0.0

		TOTAL PORTFOLIO	(Cost $177,045,591)	174,170,916	97.2
		OTHER ASSETS & LIABILITIES, NET		4,925,041	2.8

		NET ASSETS		$179,095,957	100.0%

Abbreviation(s):

REIT    Real Estate Investment Trust

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2015, the aggregate value of these securities, including those in “Other,” was $33,699,649 or 18.8% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

68	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2015

Principal		Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
CERTIFICATE OF DEPOSIT
$ 500,000		Banco Del Estado De Chile	0.260%, 01/08/16	$500,000	0.7%
500,000		Banco Del Estado De Chile	0.350%, 02/17/16	500,000	0.7
500,000		Toronto-Dominion Bank	0.300%, 01/04/16	500,000	0.7
500,000		Toronto-Dominion Bank	0.300%, 02/12/16	500,000	0.7
		Other		300,000	0.4

				2,300,000	3.2

COMMERCIAL PAPER
600,000	y	Apple, Inc	0.150%, 01/11/16	599,975	0.8
900,000	y	Apple, Inc	0.155%–0.390%, 01/04/16–02/22/16	899,803	1.3
530,000	y	Australia & New Zealand Banking Group Ltd	0.550%, 03/24/16	529,328	0.7
1,100,000	y	Australia & New Zealand Banking Group Ltd	0.285%–0.640%, 02/12/16–03/23/16	1,099,197	1.5
1,000,000	y	Chevron Corp	0.205%, 02/03/16	999,812	1.4
985,000	y	DBS Bank Ltd	0.240%–0.540%, 01/19/16–02/11/16	984,696	1.4
1,000,000		Korea Development Bank	0.260%–0.320%, 01/21/16–02/11/16	999,746	1.4
1,000,000	y	Microsoft Corp	0.185%–0.190%, 01/06/16	999,974	1.4
1,800,000		Province of British Columbia Canada	0.200%–0.470%, 01/19/16–03/09/16	1,799,172	2.5
755,000		Province of Ontario Canada	0.460%–0.470%, 02/23/16–02/29/16	754,442	1.1
1,000,000	y	Province of Quebec Canada	0.160%, 01/05/16	999,982	1.4
750,000	y	PSP Capital, Inc	0.260%–0.300%, 02/01/16	749,815	1.1
760,000	y	Svenska Handelsbanken AB	0.380%–0.600%, 02/22/16–03/07/16	759,439	1.1
500,000	y	Unilever Capital Corp	0.170%, 01/11/16	499,976	0.7
1,000,000	y	Unilever Capital Corp	0.170%–0.440%, 01/12/16–02/26/16	999,632	1.4
650,000	y	United Overseas Bank Ltd	0.370%, 02/24/16	649,639	0.9
		Other		4,437,118	6.2

				18,761,746	26.3

GOVERNMENT AGENCY DEBT
800,000		Federal Farm Credit Bank (FFCB)	0.350%, 3/7/2016	799,487	1.1
500,000		Federal Home Loan Bank (FHLB)	0.115%,1/7/2016	499,990	0.7
570,000		FHLB	0.120%–0.150%,1/12/2016	569,975	0.8
1,700,000		FHLB	0.110%, 1/13/2016	1,699,938	2.4
1,000,000		FHLB	0.120%–0.210%, 1/15/2016	999,933	1.4
1,320,000		FHLB	0.135%–0.250%, 1/22/2016	1,319,822	1.9
824,000		FHLB	0.150%–0.200%, 1/25/2016	823,903	1.2
800,000		FHLB	0.150%–0.200%, 1/26/2016	799,903	1.1
1,390,000		FHLB	0.122%–0.220%, 1/27/2016	1,389,838	1.9
900,000		FHLB	0.140%–0.200%, 1/29/2016	899,883	1.3
1,000,000		FHLB	0.205%, 2/5/2016	999,801	1.4
910,000		FHLB	0.295%, 2/16/2016	909,657	1.3
850,000		FHLB	0.315%, 3/2/2016	849,546	1.2
700,000		FHLB	0.350%, 3/30/2016	699,394	1.0
557,000		FHLB	0.620%, 6/8/2016	555,475	0.8
5,017,000		FHLB	0.125%–0.550%, 01/04/16–04/22/16	5,014,554	7.0
600,000		Federal Home Loan Mortgage Corp (FHLMC)	0.250%–0.270%, 1/11/2016	599,957	0.8
900,000		FHLMC	0.200%, 1/13/2016	899,940	1.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	69

Summary portfolio of investments	continued

Money Market Fund  ▪  December 31, 2015

Principal		Issuer		Value	% net assets

GOVERNMENT AGENCY DEBT—continued
$1,000,000		FHLMC	0.140%, 1/25/2016	$999,907	1.4%
2,575,000		FHLMC	0.110%–0.440%, 01/20/16–04/08/16	2,573,996	3.6
800,000		Federal National Mortgage Association (FNMA)	0.200%, 2/8/2016	799,831	1.1
900,000		FNMA	0.220%–0.420%, 2/10/2016	899,624	1.3
1,528,000		FNMA	0.150%–0.640%, 01/25/16–06/08/16	1,526,664	2.1

				27,131,018	38.1

TREASURY DEBT
504,000		United States Treasury Bill	0.050%–0.088%, 01/07/16	503,995	0.7
715,000		United States Treasury Bill	0.126%–0.149%, 01/14/16	714,966	1.0
600,000		United States Treasury Bill	0.103%–0.155%, 02/11/16	599,929	0.9
700,000		United States Treasury Bill	0.060%–0.103%, 02/18/16	699,934	1.0
645,000		United States Treasury Bill	0.100%–0.251%, 03/24/16	644,684	0.9
715,000		United States Treasury Bill	0.111%–0.121%, 04/21/16	714,745	1.0
885,000		United States Treasury Bill	0.158%–0.230%, 04/28/16	884,430	1.2
3,039,000		United States Treasury Bill	0.071%–0.476%, 01/21/16–06/09/16	3,037,134	4.3
678,000		United States Treasury Note	0.375%, 01/15/16	678,062	0.9
550,000		United States Treasury Note	0.250%, 02/29/16	550,057	0.8
800,000		United States Treasury Note	0.375%, 03/15/16	800,275	1.1
1,028,000		United States Treasury Note	0.375%, 03/31/16	1,028,364	1.4
910,000		United States Treasury Note	0.250%, 04/15/16	910,193	1.3
550,000		United States Treasury Note	0.625%, 07/15/16	550,940	0.8
1,412,000		United States Treasury Note	0.250%–0.500%, 01/31/16–06/30/16	1,412,544	2.0

				13,730,252	19.3

VARIABLE RATE SECURITIES
500,000	i	Federal Farm Credit Bank (FFCB)	0.398%, 01/24/17	499,975	0.7
500,000	i	FFCB	0.243%, 03/02/17	500,002	0.7
1,000,000	i	FFCB	0.326%, 06/15/17	999,822	1.4
1,800,000	i	FFCB	0.390%–0.500%, 03/29/16–06/27/17	1,799,017	2.6
1,930,000	i	FHLMC	0.322%–0.407%, 01/12/17–04/26/17	1,929,287	2.7
1,000,000	i	Federal National Mortgage Association (FNMA)	0.437%, 01/26/17	1,000,065	1.4
1,000,000	i	FNMA	0.355%–0.422%, 07/20/17–08/16/17	999,366	1.4
500,000	i	Wells Fargo Bank NA	0.540%, 03/10/16	500,000	0.7
		Other		799,787	1.1

				9,027,321	12.7

		TOTAL SHORT-TERM INVESTMENTS	(Cost $70,950,337)	70,950,337	99.6

		TOTAL PORTFOLIO	(Cost $70,950,337)	70,950,337	99.6
		OTHER ASSETS & LIABILITIES, NET		287,493	0.4

		NET ASSETS		$71,237,830	100.0%

70	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2015

i	Floating or variable rate security. Coupon rate reflects the rate at period end.
y	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities are deemed to be liquid and may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At 12/31/2015, the aggregate value of these securities was $13,150,169 or 19.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	71

Portfolio of investments

Balanced Fund  ▪  December 31, 2015

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS - 99.9% (a)
FIXED INCOME - 50.4%
872,183	TIAA-CREF Life Bond Fund		$21,412,095	50.4%

TOTAL FIXED INCOME			21,412,095	50.4

INTERNATIONAL EQUITY - 9.9%
237,074	TIAA-CREF Life International Equity Fund		4,234,141	9.9

TOTAL INTERNATIONAL EQUITY			4,234,141	9.9

U.S. EQUITY - 39.6%
136,252	TIAA-CREF Life Growth Equity Fund		3,933,592	9.3
118,352	TIAA-CREF Life Growth & Income Fund		4,223,974	9.9
117,687	TIAA-CREF Life Large-Cap Value Fund		3,671,834	8.6
25,555	TIAA-CREF Life Real Estate Securities Fund		852,526	2.0
27,670	TIAA-CREF Life Small-Cap Equity Fund		841,169	2.0
76,200	TIAA-CREF Life Stock Index Fund		3,379,474	7.8

TOTAL U.S. EQUITY			16,902,569	39.6

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $44,010,205)	42,548,805	99.9

	TOTAL PORTFOLIO	(Cost $44,010,205)	42,548,805	99.9
	OTHER ASSETS AND LIABILITIES, NET		36,103	0.1

	NET ASSETS		$42,584,908	100.0%

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

72	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ▪ 2015 Annual Report	73

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2015

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$82,153,106
Cash	68,435
Receivable from securities transactions	48,193
Receivable from Fund shares sold	15,578
Dividends and interest receivable	19,068
Due from affiliates	314
Other	4,670

Total assets	82,309,364

LIABILITIES
Management fees payable	3,052
Due to affiliates	656
Payable for collateral for securities loaned	641,218
Payable for securities transactions	—
Payable for Fund shares redeemed	63,412
Written options^	15,090
Payable for trustee compensation	4,900
Accrued expenses and other payables	12,163

Total liabilities	740,491

NET ASSETS	$81,568,873

NET ASSETS CONSIST OF:
Paid-in-capital	$59,724,108
Undistributed net investment income (loss)	16,366
Accumulated net realized gain (loss) on total investments	345,174
Net unrealized appreciation (depreciation) on total investments	21,483,225

NET ASSETS	$81,568,873

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,825,665

Net asset value per share	$28.87

* Includes securities loaned of	$629,295
† Portfolio investments, cost	$60,659,607
^ Written options premiums	$4,816

74	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$133,369,870	$64,441,357	$71,773,288	$50,941,020	$47,145,747
295,182	778,158	1,209,005	113,734	285,931
435,275	4,686	—	4,551,278	—
17,426	30	16,643	4,973	30
173,959	108,030	390,827	70,477	80,817
504	686	374	449	414
7,716	6,299	6,929	4,767	4,534

134,299,932	65,339,246	73,397,066	55,686,698	47,517,473

5,042	2,407	3,032	1,907	592
1,139	801	715	432	527
1,194,927	877,177	—	1,424,802	—
583,607	4,496	68,782	4,595,585	692
224,861	378,630	85,604	248,283	89,965
14,262	—	—	—	—
8,179	6,545	7,191	4,896	4,741
24,229	17,148	8,688	8,214	13,009

2,056,246	1,287,204	174,012	6,284,119	109,526

$132,243,686	$64,052,042	$73,223,054	$49,402,579	$47,407,947

$104,201,832	$59,009,193	$51,332,992	$45,690,495	$29,763,519
20,846	(52,868)	777,111	75,097	9,262
1,330,559	(1,958,472)	1,570,151	(250,368)	1,346,290
26,690,449	7,054,189	19,542,800	3,887,355	16,288,876

$132,243,686	$64,052,042	$73,223,054	$49,402,579	$47,407,947

3,705,237	2,052,671	2,195,094	1,625,351	1,393,458

$35.69	$31.20	$33.36	$30.40	$34.02

$1,172,315	$843,733	$—	$1,367,222	$—
$106,680,776	$57,387,039	$52,230,488	$47,053,665	$30,856,871
$16,853	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	75

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2015

Stock Index Fund

ASSETS
Unaffiliated investments, at value*†	$341,706,887
Affiliated investments, at value‡	—
Cash	201,283
Receivable from securities transactions	526
Receivable for delayed delivery securities	—
Receivable from Fund shares sold	31,102
Dividends and interest receivable	463,022
Due from affiliates	551
Other	15,211

Total assets	342,418,582

LIABILITIES
Management fees payable	1,661
Due to affiliates	2,765
Payable for collateral for securities loaned	9,417,992
Payable for securities transactions	—
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	519,113
Payable for variation margin on futures contracts	960
Payable for trustee compensation	16,223
Accrued expenses and other payables	17,243

Total liabilities	9,975,957

NET ASSETS	$332,442,625

NET ASSETS CONSIST OF:
Paid-in-capital	$213,484,481
Undistributed net investment income (loss)	56,694
Accumulated net realized gain (loss) on total investments	(6,977,538)
Net unrealized appreciation (depreciation) on total investments	125,878,988

NET ASSETS	$332,442,625

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,495,597

Net asset value per share	$44.35

* Includes securities loaned of	$9,105,861
† Portfolio investments, cost	$215,826,529
‡ Affiliated investments, cost	$–

76	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$92,122,041	$174,170,916	$70,950,337	$—
—	—	—	42,548,805
949,169	1,767,279	2,364	6,301
349,081	6,824	—	36,500
—	2,057,589	—	—
23,705	7,069	333,670	—
57,579	1,241,038	9,627	—
612	901	501	484
7,291	10,257	1,130	576

93,509,478	179,261,873	71,297,629	42,592,666

3,824	4,408	592	352
773	2,183	548	189
869,519	—	—	—
646,708	—	—	—
—	24,875	—	—
138,471	95,039	41,704	1,587
—	—	—	—
7,611	12,575	1,350	673
23,101	26,836	15,605	4,957

1,690,007	165,916	59,799	7,758

$91,819,471	$179,095,957	$71,237,830	$42,584,908

$125,427,293	$182,496,844	$71,238,787	$43,634,537
1,187,981	(13,341)	(957)	401
(34,381,994)	(512,040)	—	411,370
(413,809)	(2,875,506)	—	(1,461,400)

$91,819,471	$179,095,957	$71,237,830	$42,584,908

5,142,202	7,294,286	71,235,502	4,209,727

$17.86	$24.55	$1.00	$10.12

$826,060	$—	$—	$—
$92,531,884	$177,045,591	$70,950,337	$—
$—	$—	$—	$44,010,205

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	77

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2015

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$584,010
Income from securities lending	5,149
Interest	113

Total income	589,272

EXPENSES
Management fees	349,012
Shareholder servicing	3,134
Professional fees	37,566
Custody and accounting fees	23,409
Shareholder reports	14,600
Administrative service fees	3,543
Trustee fees and expenses	918
Other expenses	10,924

Total expenses	443,106
Less: Expenses reimbursed by the investment adviser	(39,725)

Net expenses	403,381

Net investment income (loss)	185,891

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments†	1,348,880
Futures transactions	—
Purchased options	—
Written options	7,157
Swap transactions	—
Foreign currency transactions	(1,319)

Net realized gain (loss) on total investments	1,354,718

Change in unrealized appreciation (depreciation) on:
Portfolio investments	5,317,440
Futures transactions	—
Purchased options	—
Written options	(10,274)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	853

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	5,308,019

Net realized and unrealized gain (loss) on total investments	6,662,737

Net increase (decrease) in net assets from operations	$6,848,628

* Net of foreign withholding taxes of	$2,092
† Includes net gain (loss) from securities sold to affiliates of	$(8,270)

78	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,264,380	$1,706,359	$2,968,073	$617,372	$1,273,277
47,738	28,290	—	13,668	—
74	59	191	9	30

2,312,192	1,734,708	2,968,264	631,049	1,273,307

678,253	441,750	552,456	240,571	96,479
3,685	3,144	3,150	2,606	3,526
38,127	37,627	39,220	35,235	31,735
49,165	43,157	14,067	22,951	12,882
21,789	17,740	19,810	11,782	14,180
7,051	4,699	5,290	2,322	2,998
1,822	1,161	1,319	501	797
33,400	18,710	13,564	13,603	17,831

833,292	567,988	648,876	329,571	180,428
(49,251)	(57,084)	(19,009)	(51,619)	(38,774)

784,041	510,904	629,867	277,952	141,654

1,528,151	1,223,804	2,338,397	353,097	1,131,653

9,941,861	6,759,700	9,057,725	3,264,472	4,560,195
—	—	—	(102,702)	—
(16,660)	—	—	—	—
151,450	—	—	—	—
—	—	—	(6,671)	—
(2,284)	904	—	—	—

10,074,367	6,760,604	9,057,725	3,155,099	4,560,195

(6,574,444)	(11,873,402)	(9,217,498)	(3,541,559)	(7,240,787)
—	—	—	1,256	—
(2,522)	—	—	—	—
1,890	—	1,700	—	—
(356)	(16)	—	—	—

(6,575,432)	(11,873,418)	(9,215,798)	(3,540,303)	(7,240,787)

3,498,935	(5,112,814)	(158,073)	(385,204)	(2,680,592)

$5,027,086	$(3,889,010)	$2,180,324	$(32,107)	$(1,548,939)

$12,348	$4,801	$—	$183	$50
$358,945	$91,170	$139,307	$34,117	$11,695

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	79

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2015

Stock Index Fund

INVESTMENT INCOME
Dividends from unaffiliated investments*	$6,530,319
Dividends from affiliated investments	—
Income from securities lending	140,528
Interest	34

Total income	6,670,881

EXPENSES
Management fees	200,489
Shareholder servicing	3,326
Professional fees	48,260
Custody and accounting fees	34,564
Shareholder reports	40,699
Administrative service fees	15,447
Trustee fees and expenses	3,933
Other expenses	18,094

Total expenses	364,812
Less: Expenses reimbursed by the investment adviser	(63,683)

Net expenses	301,129

Net investment income (loss)	6,369,752

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments:
Unaffiliated investments	2,996,809
Affiliated investments	—
Futures transactions	(48,715)
Foreign currency transactions	(2)
Realized gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	2,948,092

Change in unrealized appreciation (depreciation) on:
Portfolio investments:
Unaffiliated investments**	(7,896,163)
Affiliated investments	—
Futures transactions	(9,413)
Unfunded loan commitment	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(7,905,576)

Net realized and unrealized gain (loss) on total investments	(4,957,484)

Net increase (decrease) in net assets from operations	$1,412,268

* Net of foreign withholding taxes of	$2,283
** Includes net change in unrealized foreign capital gains taxes of	$—

80	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$1,795,886	$—	$—	$—
—	—	—	1,007,352
60,512	—	—	—
167	6,906,743	108,541	11

1,856,565	6,906,743	108,541	1,007,363

491,893	664,037	70,671	47,195
3,139	2,931	2,049	3,424
45,144	52,740	30,049	24,341
57,656	85,411	38,623	12,872
16,443	29,626	14,036	11,228
4,333	10,836	3,265	1,301
1,110	2,596	815	417
32,358	10,125	5,310	6,401

652,076	858,302	164,818	107,179
(61,249)	(82,305)	(58,757)	(59,796)

590,827	775,997	106,061	47,383

1,265,738	6,130,746	2,480	959,980

(3,130,854)	993,657	39	458
—	—	—	(425,966)
—	—	—	—
(58,068)	(123,015)	—	—
—	—	—	1,097,277

(3,188,922)	870,642	39	671,769

671,183	(5,519,728)	—	—
—	—	—	(1,297,295)
—	—	—	—
—	(450)	—	—
(1,561)	985	—	—

669,622	(5,519,193)	—	(1,297,295)

(2,519,300)	(4,648,551)	39	(625,526)

$(1,253,562)	$1,482,195	$2,519	$334,454

$176,328	$—	$—	$—
$7,169	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	81

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Growth Equity Fund
	December 31, 2015	December 31, 2014

OPERATIONS
Net investment income (loss)	$185,891	$222,897
Net realized gain (loss) on total investments	1,354,718	5,865,458
Net change in unrealized appreciation (depreciation) on total investments	5,308,019	944,698

Net increase (decrease) in net assets from operations	6,848,628	7,033,053

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(178,017)	(200,087)
From realized gains	(1,922,807)	(5,437,368)

Total distributions	(2,100,824)	(5,637,455)

SHAREHOLDER TRANSACTIONS:
Subscriptions	17,989,820	11,000,241
Reinvestments of distributions	2,100,824	5,637,455
Redemptions	(13,761,681)	(9,343,682)

Net increase (decrease) from shareholder transactions	6,328,963	7,294,014

Net increase (decrease) in net assets	11,076,767	8,689,612

NET ASSETS
Beginning of period	70,492,106	61,802,494

End of period	$81,568,873	$70,492,106

Undistributed net investment income (loss) included in net assets	$16,366	$19,849

CHANGE IN FUND SHARES:
Shares sold	623,414	406,384
Shares reinvested	74,077	206,803
Shares redeemed	(479,580)	(349,109)

Net increase (decrease) from shareholder transactions	217,911	264,078

82	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

$1,528,151	$1,356,660	$1,223,804	$1,875,803
10,074,367	11,045,076	6,760,604	4,885,189
(6,575,432)	2,411,922	(11,873,418)	2,627,383

5,027,086	14,813,658	(3,889,010)	9,388,375

(1,549,452)	(1,393,308)	(1,386,039)	(1,920,379)
(9,530,445)	(11,582,263)	(7,259,512)	(6,962,082)

(11,079,897)	(12,975,571)	(8,645,551)	(8,882,461)

13,871,816	15,887,789	7,137,756	12,992,437
9,949,810	12,975,571	6,791,729	8,882,461
(33,398,382)	(14,425,379)	(49,986,314)	(14,606,261)

(9,576,756)	14,437,981	(36,056,829)	7,268,637

(15,629,567)	16,276,068	(48,591,390)	7,774,551

147,873,253	131,597,185	112,643,432	104,868,881

$132,243,686	$147,873,253	$64,052,042	$112,643,432

$20,846	$25,062	$(52,868)	$(20,508)

358,145	414,657	196,342	343,938
283,713	343,997	222,388	240,978
(876,121)	(374,167)	(1,426,977)	(386,431)

(234,263)	384,487	(1,008,247)	198,485

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	83

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Real Estate Securities Fund
	December 31, 2015	December 31, 2014

OPERATIONS
Net investment income (loss)	$2,338,397	$1,971,623
Net realized gain (loss) on total investments	9,057,725	4,830,657
Net change in unrealized appreciation (depreciation) on total investments	(9,215,798)	21,149,002

Net increase (decrease) in net assets from operations	2,180,324	27,951,282

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,920,234)	(1,916,352)
From realized gains	(7,250,046)	(1,766,677)

Total distributions	(9,170,280)	(3,683,029)

SHAREHOLDER TRANSACTIONS:
Subscriptions	9,995,182	15,313,674
Reinvestments of distributions	9,169,509	3,683,029
Redemptions	(67,604,617)	(10,814,277)

Net increase (decrease) from shareholder transactions	(48,439,926)	8,182,426

Net increase (decrease) in net assets	(55,429,882)	32,450,679

NET ASSETS
Beginning of period	128,652,936	96,202,257

End of period	$73,223,054	$128,652,936

Undistributed net investment income (loss) included in net assets	$777,111	$358,946

CHANGE IN FUND SHARES:
Shares sold	266,581	457,838
Shares reinvested	280,757	100,465
Shares redeemed	(1,863,553)	(323,501)

Net increase (decrease) from shareholder transactions	(1,316,215)	234,802

84	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

$353,097	$378,897	$1,131,653	$1,144,434
3,155,099	5,783,413	4,560,195	2,054,766
(3,540,303)	(2,728,985)	(7,240,787)	3,925,842

(32,107)	3,433,325	(1,548,939)	7,125,042

(316,132)	(369,606)	(1,192,522)	(1,272,574)
(4,257,977)	(6,738,049)	(3,272,663)	(1,804,914)

(4,574,109)	(7,107,655)	(4,465,185)	(3,077,488)

8,594,667	7,459,772	2,794,439	5,010,304
4,574,109	7,107,655	4,458,272	3,077,488
(11,894,290)	(9,595,425)	(25,797,910)	(5,099,000)

1,274,486	4,972,002	(18,545,199)	2,988,792

(3,331,730)	1,297,672	(24,559,323)	7,036,346

52,734,309	51,436,637	71,967,270	64,930,924

$49,402,579	$52,734,309	$47,407,947	$71,967,270

$75,097	$38,132	$9,262	$72,930

247,043	205,283	73,813	131,771
152,369	213,187	133,842	79,133
(344,873)	(263,823)	(675,199)	(133,971)

54,539	154,647	(467,544)	76,933

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	85

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Stock Index Fund
	December 31, 2015	December 31, 2014

OPERATIONS
Net investment income (loss)	$6,369,752	$5,621,788
Net realized gain (loss) on total investments	2,948,092	(2,109,409)
Net change in unrealized appreciation (depreciation) on total investments	(7,905,576)	32,426,092

Net increase (decrease) in net assets from operations	1,412,268	35,938,471

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,567,752)	(5,819,205)
From realized gains	(2,591,490)	(781,353)

Total distributions	(9,159,242)	(6,600,558)

SHAREHOLDER TRANSACTIONS:
Subscriptions	37,117,802	54,752,142
Reinvestments of distributions	9,159,242	6,600,558
Redemptions	(34,815,396)	(45,079,185)

Net increase (decrease) from shareholder transactions	11,461,648	16,273,515

Net increase (decrease) in net assets	3,714,674	45,611,428

NET ASSETS
Beginning of period	328,727,951	283,116,523

End of period	$332,442,625	$328,727,951

Undistributed net investment income (loss) included in net assets	$56,694	$231,629

CHANGE IN FUND SHARES:
Shares sold	807,408	1,254,772
Shares reinvested	210,460	144,844
Shares redeemed	(757,927)	(1,031,928)

Net increase (decrease) from shareholder transactions	259,941	367,688

86	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Bond Fund
December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

$1,265,738	$1,416,405	$6,130,746	$4,983,115
(3,188,922)	3,671,464	870,642	2,322,328
669,622	(12,802,952)	(5,519,193)	3,574,387

(1,253,562)	(7,715,083)	1,482,195	10,879,830

(1,300,403)	(1,271,623)	(6,056,937)	(4,939,268)
—	—	(1,875,364)	(1,903,517)

(1,300,403)	(1,271,623)	(7,932,301)	(6,842,785)

16,102,178	19,044,794	33,411,926	40,090,282
1,300,403	1,271,623	7,260,264	6,842,785
(13,708,884)	(18,755,813)	(85,949,408)	(9,555,431)

3,693,697	1,560,604	(45,277,218)	37,377,636

1,139,732	(7,426,102)	(51,727,324)	41,414,681

90,679,739	98,105,841	230,823,281	189,408,600

$91,819,471	$90,679,739	$179,095,957	$230,823,281

$1,187,981	$1,280,713	$(13,341)	$35,865

830,584	957,517	1,294,749	1,553,339
73,887	68,736	295,252	268,555
(717,099)	(939,770)	(3,334,823)	(371,789)

187,372	86,483	(1,744,822)	1,450,105

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	87

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Money Market Fund
	December 31, 2015	December 31, 2014

OPERATIONS
Net investment income (loss)	$2,480	$—
Net realized gain (loss) on total investments	39	134
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	2,519	134

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,480)	—
From realized gains	—	—

Total distributions	(2,480)	—

SHAREHOLDER TRANSACTIONS:
Subscriptions	100,890,165	94,829,356
Reinvestments of distributions	2,480	—
Redemptions	(98,282,482)	(99,608,107)

Net increase (decrease) from shareholder transactions	2,610,163	(4,778,751)

Net increase (decrease) in net assets	2,610,202	(4,778,617)

NET ASSETS
Beginning of period	68,627,628	73,406,245

End of period	$71,237,830	$68,627,628

Undistributed net investment income (loss) included in net assets	$(957)	$(996)

CHANGE IN FUND SHARES:
Shares sold	100,890,165	94,829,356
Shares reinvested	2,480	—
Shares redeemed	(98,282,482)	(99,608,107)

Net increase (decrease) from shareholder transactions	2,610,163	(4,778,751)

* For the period January 31, 2014 to December 31, 2014.

88	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
December 31, 2015	December 31, 2014*

$959,980	$573,504
671,769	961,302
(1,297,295)	(164,105)

334,454	1,370,701

(1,200,226)	(897,987)
(649,845)	(6,726)

(1,850,071)	(904,713)

18,837,821	36,989,915
1,849,613	904,713
(13,519,173)	(1,428,352)

7,168,261	36,466,276

5,652,644	36,932,264

36,932,264	—

$42,584,908	$36,932,264

$401	$298

1,763,317	3,583,815
184,224	86,492
(1,272,387)	(135,735)

675,154	3,534,572

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	89

Financial highlights

TIAA-CREF Life Funds  ▪  For the period or year ended

	Selected per share data
		Gain (loss) from investment operations			Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains

GROWTH EQUITY FUND
12/31/15	$27.03	$0.07	$2.52	$2.59	$(0.06)	$(0.69)
12/31/14	26.37	0.09	2.89	2.98	(0.08)	(2.24)
12/31/13	18.89	0.07	7.47	7.54	(0.06)	—
12/31/12	16.26	0.12	2.64	2.76	(0.13)	—
12/31/11	16.01	0.05	0.25	0.30	(0.05)	—

GROWTH & INCOME FUND
12/31/15	37.54	0.39	0.81	1.20	(0.43)	(2.62)
12/31/14	37.02	0.38	3.75	4.13	(0.39)	(3.22)
12/31/13	30.37	0.40	9.98	10.38	(0.39)	(3.34)
12/31/12	26.54	0.42	3.94	4.36	(0.53)	—
12/31/11	26.07	0.29	0.47	0.76	(0.29)	—

LARGE-CAP VALUE FUND
12/31/15	36.80	0.46	(2.38)	(1.92)	(0.59)	(3.09)
12/31/14	36.64	0.66	2.64	3.30	(0.68)	(2.46)
12/31/13	29.39	0.54	9.49	10.03	(0.69)	(2.09)
12/31/12	24.92	0.55	4.47	5.02	(0.55)	—
12/31/11	26.95	0.41	(2.03)	(1.62)	(0.41)	—

REAL ESTATE SECURITIES FUND
12/31/15	36.64	0.79	0.71	1.50	(1.00)	(3.78)
12/31/14	29.36	0.59	7.77	8.36	(0.56)	(0.52)
12/31/13	29.35	0.53	0.02	0.55	(0.54)	—
12/31/12	24.94	0.45	4.48	4.93	(0.52)	—
12/31/11	23.67	0.38	1.20	1.58	(0.31)	—

SMALL-CAP EQUITY FUND
12/31/15	33.57	0.23	(0.32)	(0.09)	(0.21)	(2.87)
12/31/14	36.32	0.27	2.18	2.45	(0.27)	(4.93)
12/31/13	30.87	0.27	11.93	12.20	(0.25)	(6.50)
12/31/12	27.38	0.32	3.52	3.84	(0.35)	—
12/31/11	28.76	0.14	(1.36)	(1.22)	(0.16)	—

SOCIAL CHOICE EQUITY FUND
12/31/15	38.67	0.68	(1.80)	(1.12)	(0.97)	(2.56)
12/31/14	36.39	0.64	3.36	4.00	(0.71)	(1.01)
12/31/13	27.53	0.55	8.84	9.39	(0.53)	—
12/31/12	24.61	0.58	2.87	3.45	(0.53)	—
12/31/11	25.07	0.43	(0.45)	(0.02)	(0.44)	—

90	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return††	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$(0.75)	$28.87	9.67%	$81,569	0.57%	0.52%	0.24%	78%
(2.32)	27.03	11.25	70,492	0.59	0.52	0.35	103
(0.06)	26.37	39.94	61,802	0.66	0.52	0.29	105
(0.13)	18.89	16.99	42,710	0.74	0.52	0.69	155
(0.05)	16.26	1.85	40,950	0.76	0.52	0.29	136

(3.05)	35.69	3.34	132,244	0.55	0.52	1.01	82
(3.61)	37.54	11.09	147,873	0.56	0.52	0.98	103
(3.73)	37.02	34.38	131,597	0.61	0.52	1.15	141
(0.53)	30.37	16.43	92,409	0.69	0.52	1.41	115
(0.29)	26.54	2.96	76,240	0.70	0.52	1.09	109

(3.68)	31.20	(5.00)	64,052	0.58	0.52	1.25	61
(3.14)	36.80	8.98	112,643	0.56	0.52	1.75	60
(2.78)	36.64	34.31	104,869	0.60	0.52	1.54	58
(0.55)	29.39	20.14	71,691	0.70	0.52	1.99	77
(0.41)	24.92	(5.95)	60,441	0.71	0.52	1.56	80

(4.78)	33.36	4.37	73,223	0.59	0.57	2.12	30
(1.08)	36.64	28.47	128,653	0.58	0.57	1.76	45
(0.54)	29.36	1.89	96,202	0.63	0.57	1.72	58
(0.52)	29.35	19.79	96,421	0.71	0.57	1.59	65
(0.31)	24.94	6.73	79,535	0.71	0.57	1.53	58

(3.08)	30.40	(0.15)	49,403	0.63	0.53	0.68	92
(5.20)	33.57	6.85	52,734	0.64	0.54	0.73	98
(6.75)	36.32	39.87	51,437	0.73	0.55	0.72	87
(0.35)	30.87	14.02	60,081	0.75	0.55	1.08	118
(0.16)	27.38	(4.23)	55,391	0.76	0.55	0.48	100

(3.53)	34.02	(2.70)	47,408	0.28	0.22	1.76	9
(1.72)	38.67	10.98	71,967	0.26	0.22	1.68	10
(0.53)	36.39	34.13	64,931	0.33	0.22	1.68	11
(0.53)	27.53	14.01	43,692	0.43	0.22	2.16	16
(0.44)	24.61	(0.05)	37,295	0.49	0.22	1.71	18

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	91

Financial highlights

TIAA-CREF Life Funds  ▪  For the period or year ended

		Selected per share data
			Gain (loss) from investment operations					Less distributions from
For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]		Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations		Net investment income	Net realized gains

STOCK INDEX FUND
12/31/15		$45.43	$0.88		$(0.71)	$0.17		$(0.90)	$(0.35)
12/31/14		41.22	0.80		4.34	5.14		(0.82)	(0.11)
12/31/13		31.48	0.70		9.81	10.51		(0.71)	(0.06)
12/31/12		27.81	0.68		3.87	4.55		(0.68)	(0.20)
12/31/11		28.09	0.53		(0.28)	0.25		(0.53)	—

INTERNATIONAL EQUITY FUND
12/31/15		18.30	0.25		(0.43)	(0.18)		(0.26)	—
12/31/14		20.15	0.29		(1.88)	(1.59)		(0.26)	—
12/31/13		16.60	0.33		3.67	4.00		(0.45)	—
12/31/12		12.85	0.32		3.70	4.02		(0.27)	—
12/31/11		17.24	0.28		(4.41)	(4.13)		(0.26)	—

BOND FUND
12/31/15		25.54	0.72		(0.57)	0.15		(0.88)	(0.26)
12/31/14		24.96	0.61		0.76	1.37		(0.57)	(0.22)
12/31/13		26.15	0.64		(1.04)	(0.40)		(0.62)	(0.17)
12/31/12		25.60	0.77		1.00	1.77		(0.74)	(0.48)
12/31/11		24.88	0.87		0.70	1.57		(0.85)	—

MONEY MARKET FUND
12/31/15		1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	—
12/31/14		1.00	—		0.00 [d]	0.00	[d]	—	—
12/31/13		1.00	0.00	[d]	—	0.00	[d]	(0.00)[d]	—
12/31/12		1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	—
12/31/11		1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	—

BALANCED FUND
12/31/15		10.45	0.22		(0.09)	0.13		(0.30)	(0.16)
12/31/14	‡	10.00	0.29		0.43	0.72		(0.27)	(0.00)[d]

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
‡	The Fund commenced operations on January 31, 2014.
††

Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.

92	2015 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return††	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		Portfolio turnover rate

$(1.25)	$44.35	0.43%	$332,443	0.11%		0.09%		1.91%		7%
(0.93)	45.43	12.46	328,728	0.12		0.09		1.86		8
(0.77)	41.22	33.43	283,117	0.16		0.09		1.90		5
(0.88)	31.48	16.35	207,090	0.25		0.09		2.22		6
(0.53)	27.81	0.95	180,256	0.26		0.09		1.85		6

(0.26)	17.86	(0.98)	91,819	0.66		0.60		1.29		77
(0.26)	18.30	(7.90)	90,680	0.66		0.60		1.46		91
(0.45)	20.15	24.15	98,106	0.74		0.60		1.79		133
(0.27)	16.60	31.27	77,021	0.80		0.60		2.21		111
(0.26)	12.85	(23.88)	81,275	0.81		0.60		1.77		108

(1.14)	24.55	0.57	179,096	0.39		0.35		2.77		155
(0.79)	25.54	5.47	230,823	0.39		0.35		2.38		180
(0.79)	24.96	(1.54)	189,409	0.44		0.35		2.46		133
(1.22)	26.15	6.91	184,563	0.53		0.35		2.92		174
(0.85)	25.60	6.31	158,136	0.53		0.35		3.41		92

(0.00)[d]	1.00	0.00	71,238	0.23		0.15		0.00		—
—	1.00	0.00	68,628	0.23		0.11		0.00		—
(0.00)[d]	1.00	0.01	73,406	0.27		0.13		0.00		—
(0.00)[d]	1.00	0.02	62,598	0.39		0.15		0.02		—
(0.00)[d]	1.00	0.03	59,822	0.39		0.15		0.03		—

(0.46)	10.12	1.28	42,585	0.23	[e]	0.10	[e]	2.03		40
(0.27)	10.45	7.21 [b]	36,932	0.49	c e	0.10	c e	2.99	[c]	59	[b]

See notes to financial statements	TIAA-CREF Life Funds ▪ 2015 Annual Report	93

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization and significant accounting policies

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: For all Funds (other than the Money Market Fund), investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements. Investments held by the Money Market Fund are recorded at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Dividends from affiliated investments are recorded as dividend income, while capital gain distributions, including short-term capital gain distributions, are recorded as gain distributions from affiliated investments on the Statements of Operations. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

94	2015 Annual Report ▪ TIAA-CREF Life Funds

Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2015, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, investments in partnerships, gains and losses from the sale of stock in passive foreign investment companies, and the reclassification of short-term capital gain distributions received from underlying funds from realized gain (loss) to ordinary income were identified and reclassified among the components of certain Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services,

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Notes to financial statements

plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In May 2015, the FASB issued Accounting Standards Update No. 2015-07 Fair Value Measurement (Topic 820) Disclosures in Certain Entities That Calculate Net Asset Value per Share (the “ASU”). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for public business entities for fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. The Funds early adopted the ASU for this annual report. The adoption of the ASU did not have a material impact on the Funds’ financial statements and notes disclosures.

New rule issuance: In July 2014, the Commission issued Final Rule Release No. 33-9616, Money Market Fund Reform; Amendments to Form PF, which amends the rules governing money market funds. The final amendments impose different implementation dates for the changes that certain money market funds will need to make. Management is currently evaluating the implication of these amendments and their impact of the Final Rule to the Fund’s financial statements and related disclosures. On August 11, 2015, The Board of Trustees of the TIAA-CREF Life Funds approved a restructuring of the TIAA-CREF Life Money Market Fund as a “Government” money market instrument, in compliance with the new SEC regulations requiring all money market funds to restructure as retail, institutional or government. The restructuring will be effective by October 14, 2016.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is

96	2015 Annual Report ▪ TIAA-CREF Life Funds

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based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the net asset value per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statement of Assets and Liabilities. As of December 31, 2015, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Prior to January 2, 2015, short-term investments with maturities of 60 days or less were valued at amortized cost. Short-term investments with maturities in excess of 60 days were valued in the same manner as debt securities. Effective January 2, 2015, all short-term investments are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

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Notes to financial statements

Futures contracts: Stock and bond index futures, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Total return swap contract: Total return swaps are marked-to-market daily based upon a price supplied by a pricing service. Total return swaps are generally categorized as Level 2 in the fair value hierarchy.

Unfunded loan commitment: Unfunded loan commitments are marked-to-market daily based upon a price supplied by a pricing service. Unfunded loan commitments are generally categorized as Level 2 in the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2015, there were no material transfers between levels by the Funds.

As of December 31, 2015, 100% of the value of investments in the Real Estate Securities Fund, the Small-Cap Equity Fund, the Social Choice Equity Fund, and the Balanced Fund were valued based on Level 1 inputs.

As of December 31, 2015, 100% of the value of investments in the Money Market Fund was valued based on level 2 inputs.

The following table summarizes the market value of the Funds’ investments as of December 31, 2015, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Industrials	$4,592,583	$1,232,430	$—	$5,825,013
All other equity investments*	75,686,875	—	—	75,686,875
Short-term investments	641,218	—	—	641,218
Written options**	(15,090)	—	—	(15,090)

Total	$80,905,586	$1,232,430	$—	$82,138,016

Growth & Income
Equity investments:
Consumer discretionary	$23,695,953	$781,718	$—	$24,477,671
Consumer staples	11,784,078	930,854	—	12,714,932
Financials	14,294,570	476,217	—	14,770,787
Health care	18,097,930	2,517,842	—	20,615,772
Information technology	30,959,656	1,026,590	—	31,986,246
Materials	2,879,518	476,016	—	3,355,534

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Fund	Level 1	Level 2	Level 3	Total

Growth & Income—continued
All other equity investments*	$24,253,136$	$—	$—	$24,253,136
Short-term investments	1,194,927	—	—	1,194,927
Purchased options**	865	—	—	865
Written options**	(14,262)	—	—	(14,262)

Total	$127,146,371	$6,209,237	$—	$133,355,608

Large-Cap Value
Equity investments:
Consumer discretionary	$5,556,076	$913,652	$—	$6,469,728
Financials	17,473,533	264,552	—	17,738,085
Health care	6,862,474	662,795	—	7,525,269
Industrials	5,505,554	—	160	5,505,714
Information technology	8,807,579	105,468	—	8,913,047
Materials	2,662,727	82,435	—	2,745,162
All other equity investments*	14,667,175	—	—	14,667,175
Short-term investments	877,177	—	—	877,177

Total	$62,412,295	$2,028,902	$160	$64,441,357

Stock Index
Equity investments:
Health care	$48,810,733	$—	$178	$48,810,911
Industrials	35,103,533	252,805	—	35,356,338
Telecommunication services	7,206,949	—	1,789	7,208,738
All other equity investments*	240,912,908	—	—	240,912,908
Short-term investments	9,417,992	—	—	9,417,992
Futures**	(1,370)	—	—	(1,370)

Total	$341,450,745	$252,805	$1,967	$341,705,517

International Equity
Equity investments:
Asia	$—	$20,194,205	$—	$20,194,205
Australasia	—	309,835	—	309,835
Europe	—	67,683,908	—	67,683,908
All other equity investments*	—	3,064,574	—	3,064,574
Short-term investments	869,519	—	—	869,519

Total	$869,519	$91,252,522	$—	$92,122,041

Bond
Bank loan obligations	$—	$2,609,250	$—	$2,609,250
Corporate bonds	—	84,675,939	—	84,675,939
Government bonds	—	50,557,206	—	50,557,206
Structured assets	—	36,249,336	—	36,249,336
Preferred stocks	79,185	—	—	79,185

Total	$79,185	$174,091,731	$—	$174,170,916

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the Summary portfolio of investments.

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Notes to financial statements

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At December 31, 2015, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liabilities derivatives
Derivative contract	Location	Fair value amount	Location		Fair value amount

Growth Equity Fund
Equity contracts			Written options		$(15,090)

Growth & Income Fund
Equity contracts	Portfolio investments	$865
Equity contracts			Written options		(14,262)

Stock Index Fund
Equity contracts			Futures	*	(1,370)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended December 31, 2015, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth Equity Fund
Equity contracts	Written options	$7,157	$(10,274)

Growth & Income Fund
Equity contracts	Purchased options	(16,660)	(2,522)
Equity contracts	Written options	151,450	1,890

Real Estate Securities Fund
Equity contracts	Written options	—	1,700

Small-Cap Equity Fund
Equity contracts	Futures transactions	(102,702)	1,256
Equity contracts	Swaps transactions	(6,671)	—

Stock Index Fund
Equity contracts	Futures transactions	(48,715)	(9,413)

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other

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investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended December 31, 2015, the Small-Cap Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 3% of net assets.

At December 31, 2015, the Stock Index Fund held the following open futures contracts:

Futures	Number of contracts	Settlement value	Expiration date	Unrealized gain (loss)

S&P 500 E Mini Index	1	$101,770	March 2016	$(1,370)

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended December 31, 2015, the Growth Equity Fund, the Growth & Income Fund and the Real Estate Securities Fund had exposure to options, based on underlying nominal values, generally between 0% and 2% of net assets.

The Growth & Income Fund had purchased options outstanding as of December 31, 2015:

	Number of contracts	Value

Growth & Income Fund
Chesapeake Energy Corp, Call, 1/15/16 at $5	35	$385
Lions Gate Entertainment Corp, Call, 1/15/16 at $34	6	210
Newell Rubbermaid, Inc, Call, 1/15/16 at $47	6	180
QUALCOMM, Inc, Call, 1/8/16 at $54	9	90

Total	56	$865

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Notes to financial statements

Written options outstanding as of December 31, 2015 were as follows:

	Number of contracts	Value

Growth Equity Fund
Chipotle Mexican Grill, Inc, Put, 1/15/16 at $555	2	$(15,090)

Total	2	$(15,090)

Growth & Income Fund
Acuity Brands, Inc, Call, 1/15/16 at $260	3	$(348)
AMC Networks, Inc, Put, 1/15/16 at $70	6	(300)
Anadarko Petroleum Corp, Put, 1/15/16 at $49	14	(2,870)
Cavium, Inc, Put, 1/15/16 at $55	14	(112)
Chipotle Mexican Grill, Inc, Put, 1/8/16 at $500	4	(8,800)
Fitbit, Inc, Put, 1/15/16 at $24	9	(180)
Kansas City Southern Industries, Inc, Put, 1/15/16 at $74	9	(900)
Norwegian Cruise Line Holdings Ltd, Put, 1/15/16 at $55	6	(300)
Sonic Corp, Put, 1/15/16 at $25	12	(60)
Ulta Salon Cosmetics & Fragrance, Inc, Put, 1/15/16 at $175	4	(212)
Universal Health Services, Inc, Put, 1/15/16 at $105	6	(180)

Total	87	$(14,262)

Transactions in written options and related premiums received during the year ended December 31, 2015 were as follows:

	Number of contracts	Premiums

Growth Equity Fund
Outstanding at beginning of period	—	$—
Written	59	23,729
Purchased	(8)	(5,604)
Exercised	(4)	(2,462)
Expired	(45)	(10,847)

Outstanding at end of period	2	$4,816

Growth & Income Fund
Outstanding at beginning of period	21	$1,737
Written	7,115	738,311
Purchased	(2,231)	(457,618)
Exercised	(766)	(26,531)
Expired	(4,052)	(239,046)

Outstanding at end of period	87	$16,853

Real Estate Securities Fund
Outstanding at beginning of period	100	$9,800
Written	—	—
Purchased	—	—
Exercised	(100)	(9,800)
Expired	—	—

Outstanding at end of period	—	$—

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Total return swap contracts: Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Payments received or made at the end of each measurement period are recorded as a realized gain or loss in the Statements of Operations. The swap is valued daily and any change in the value of the swap is reflected separately as a change in unrealized appreciation (depreciation) in the Statements of Operations. The value of the swap contract is reflected in unrealized appreciation (depreciation) on swap agreements in the Statements of Assets and Liabilities. Total return swaps are exposed to the market risk factor of the specific underlying financial instrument or index. Additional risks to the Fund include the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum loss from counterparty risk is the fair value of the contract. The Small-Cap Equity Fund is currently invested in a total return swap contract to gain exposure to certain equity markets. During the period ended December 31, 2015, the Small-Cap Equity Fund’s exposure to total return swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

At December 31, 2015, the Small-Cap Equity Fund held the following open total return swap contracts:

Counterparty	Notional amount	Termination date	Fixed payments paid by fund per annum	Total return received by fund	Unrealized appreciation/ depreciation

Goldman Sachs	$1,254,766	4/5/2016	0.35%	Difference between Russell MicroCap Index less Russell 2000 Index and Russell 2500 Index	$—

Note 4—investment adviser and affiliates

Teachers Advisors, Inc. (“Advisors”), a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between Advisors and the Funds. The Funds have also entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of TIAA, distributes the Funds’ shares. Under the terms of the distribution agreement, TPIS is not compensated. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds.

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Notes to financial statements

Beginning May 29, 2013, Advisors began waiving a portion of the investment management fees for the Money Market Fund. This waiver is voluntary in nature and can be discontinued at any time. The amounts waived are disclosed on the Statements of Operations.

As part of the Advisory Agreement, Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of December 31, 2015, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45%	0.52%
Large-Cap Value	0.45%	0.52%
Real Estate Securities	0.50%	0.57%
Small-Cap Equity	0.46%	0.53%
Social Choice Equity	0.15%	0.22%
Stock Index	0.06%	0.09%
International Equity	0.50%	0.60%
Bond	0.30%	0.35%
Money Market	0.10%	0.15%
Balanced	0.10%	0.10%

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2016. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended December 31, 2015, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)

Growth Equity	$321,063	$211,635	$(8,270)
Growth & Income	637,246	10,212,261	358,945
Large-Cap Value	394,132	3,007,672	91,170
Real Estate Securities	—	672,655	139,307
Small-Cap Equity	68,406	338,982	34,117
Social Choice Equity	141,835	96,391	11,695
Stock Index	2,044,332	—	—
International Equity	90,797	—	—
Balanced	217,893	—	—

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Certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

Additionally, at the commencement of operations of each Fund, TIAA, an affiliate, invested in each Fund. During the period ended December 31, 2015, TIAA received total proceeds of $16,500,000, $37,872,144, $54,959,658, $20,464,003, $52,500,000 and $10,885,256 from redemptions from the Growth & Income Fund, the Large-Cap Value Fund, the Real Estate Securities Fund, the Social Choice Equity Fund, the Bond Fund and the Balanced Fund, respectively.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2015:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by TIAA	Investments in funds held by Life Balanced Fund	Total

Growth Equity	95%	—%	5%	100%
Growth & Income	92	5	3	100
Large-Cap Value	94	—	6	100
Real Estate Securities	99	—	1	100
Small-Cap Equity	98	—	2	100
Social Choice Equity	100	—	—	100
Stock Index	99	—	1	100
International Equity	95	—	5	100
Bond	80	8	12	100
Money Market	100	—	—	100
Balanced	100	—	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows:

Issue	Value at December 31, 2014	Purchases cost	Sales proceeds	Realized gain (loss)	Dividend income	Value at December 31, 2015

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Growth Equity	$3,379,374	$2,011,704	$1,777,529	$135,315	$8,510	$3,933,592
TIAA-CREF Life Growth & Income	3,705,141	2,232,644	1,548,714	254,103	46,214	4,223,974
TIAA-CREF Life Large-Cap Value	3,290,586	2,437,558	1,461,421	208,076	61,778	3,671,834
TIAA-CREF Life Real Estate Securities	738,902	610,199	422,506	76,352	22,628	852,526
TIAA-CREF Life Small Cap Equity	742,402	520,501	342,591	45,190	5,355	841,169
TIAA-CREF Life Stock Index	2,962,068	1,715,235	1,222,957	10,118	66,470	3,379,474
TIAA-CREF Life International Equity	3,597,330	2,570,975	1,762,115	(159,673)	59,691	4,234,141
TIAA-CREF Life Bond	18,481,266	12,196,729	8,382,715	101,830	736,706	21,412,095

	$36,897,069	$24,295,545	$16,920,548	$671,311	$1,007,352	$42,548,805

TIAA-CREF Life Funds ▪ 2015 Annual Report	105

Notes to financial statements

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of December 31, 2015, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Unfunded loan commitment: The Bond Fund may enter into loan commitments to fund a portion of delayed-draw term loan facility. The Fund is obligated to fund loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligation by segregating short-term securities or cash. At December 31, 2015, the Fund had no unfunded loan commitments. Unfunded loan commitments are marked-to-market daily and any unrealized appreciation (depreciation) is included in other assets on the Statements of Assets and Liabilities. Interest income and the change in unrealized appreciation (depreciation) are included on the Statements of Operations.

106	2015 Annual Report ▪ TIAA-CREF Life Funds

continued

Net unrealized appreciation (depreciation): At December 31, 2015, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

Growth Equity	$60,771,382	$22,050,039	$(668,315)	$21,381,724
Growth & Income	107,661,161	28,924,529	(3,215,820)	25,708,709
Large-Cap Value	59,290,196	9,011,740	(3,860,579)	5,151,161
Real Estate Securities	52,324,603	20,720,411	(1,271,726)	19,448,685
Small-Cap Equity	47,108,831	7,028,734	(3,196,545)	3,832,189
Social Choice Equity	30,925,763	17,597,508	(1,377,524)	16,219,984
Stock Index	222,620,734	133,670,253	(14,584,100)	119,086,153
International Equity	92,818,658	8,177,368	(8,873,985)	(696,617)
Bond	177,105,157	1,226,830	(4,161,071)	(2,934,241)
Balanced	44,309,098	149,327	(1,909,620)	(1,760,293)

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2015 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$63,961,698	$—	$59,203,982	$—
Growth & Income	122,327,941	—	140,675,661	—
Large-Cap Value	58,492,416	—	102,085,714	—
Real Estate Securities	32,345,859	—	85,068,477	—
Small-Cap Equity	47,459,287	—	47,899,025	—
Social Choice Equity	5,842,477	—	27,862,161	—
Stock Index	32,668,417	—	21,746,562	—
International Equity	77,379,246	—	73,954,657	—
Bond	107,143,541	222,652,838	120,521,782	243,529,494
Balanced	26,096,136	—	18,721,598	—

TIAA-CREF Life Funds ▪ 2015 Annual Report	107

Notes to financial statements

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014 was as follows:

	2015			2014
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Growth Equity	$604,803	$1,496,021	$2,100,824	$2,076,259	$3,561,196	$5,637,455
Growth & Income	1,499,232	9,580,665	11,079,897	4,851,074	8,124,497	12,975,571
Large-Cap Value	2,900,767	5,744,784	8,645,551	4,468,495	4,413,966	8,882,461
Real Estate Securities	2,094,029	7,076,251	9,170,280	1,916,352	1,766,677	3,683,029
Small-Cap Equity	892,020	3,682,089	4,574,109	1,616,315	5,491,340	7,107,655
Social Choice Equity	1,192,522	3,272,663	4,465,185	1,272,574	1,804,914	3,077,488
Stock Index	7,001,099	2,158,143	9,159,242	6,600,558	—	6,600,558
International Equity	1,300,403	—	1,300,403	1,271,623	—	1,271,623
Bond	7,218,042	714,259	7,932,301	5,720,077	1,122,708	6,842,785
Money Market	2,480	—	2,480	—	—	—
Balanced Fund	1,200,386	649,685	1,850,071	904,713	—	904,713

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed (overdistributed) ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Late-year loss deferrals	Total

Growth Equity	$21,036	$576,221	$21,371,452	$—	$(119,274)	$21,849,435
Growth & Income	—	2,505,621	25,710,059	—	(166,110)	28,049,570
Large-Cap Value	(46,934)	—	5,151,027	—	(54,947)	5,049,146
Real Estate Securities	784,036	1,759,715	19,448,686	—	(95,447)	21,896,990
Small-Cap Equity	82,237	—	3,832,187	—	(197,575)	3,716,849
Social Choice Equity	—	1,480,525	16,219,984	—	(51,547)	17,648,962
Stock Index	—	120,652	119,086,144	—	(233,442)	118,973,354
International Equity	1,213,048	—	(700,579)	(33,182,585)	(930,415)	(33,600,531)
Bond	—	18,933	(2,935,072)	—	(472,774)	(3,388,913)
Money Market	—	—	—	—	—	—
Balanced	22,810	756,526	(1,760,293)	—	(68,096)	(1,049,053)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in

108	2015 Annual Report ▪ TIAA-CREF Life Funds

concluded

passive foreign investment companies, and the treatment of short-term gain as ordinary income for tax purposes.

At December 31, 2015, the following Fund had capital loss carryovers, which will expire as follows:

International Equity

12/31/16	$8,123,581
12/31/17	22,163,893
No Expiration Date	2,895,111

Total	$33,182,585

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 7—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2015. A new facility was entered into on June 23, 2015 expiring June 21, 2016. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2015, there were no borrowings under this credit facility by the Funds.

Note 8—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

TIAA-CREF Life Funds ▪ 2015 Annual Report	109

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and Balanced Fund (constituting the TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and confirmation of underlying investee mutual fund shares by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

110	2015 Annual Report ▪ TIAA-CREF Life Funds

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  December 31, 2015

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	85	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	85	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	85	Director of Copper Rock Capital Partners, LLC (investment adviser).

TIAA-CREF Life Funds ▪ 2015 Annual Report	111

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  December 31, 2015

Trustees—continued

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	85	Director, D2D Fund.
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	85	Director, Aflac Insurance. Inc., Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.

112	2015 Annual Report ▪ TIAA-CREF Life Funds

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	85	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep; and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	85	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	85	Director, SCANA Corporation (energy holding company).

TIAA-CREF Life Funds ▪ 2015 Annual Report	113

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  December 31, 2015

Trustees—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	85	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

114	2015 Annual Report ▪ TIAA-CREF Life Funds

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Managing Director, Senior Compliance officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President of TIAA, President and Chief Executive Officer of TIAA-CREF Asset Management LLC (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex.
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Senior Vice President, Corporate Controller of TIAA. Treasurer of CREF; Chief Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer since 2013	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President, Asset Management Chief Executive Officer of TIAA, Principal Executive Officer and Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

TIAA-CREF Life Funds ▪ 2015 Annual Report	115

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  December 31, 2015

Officers—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
J. Keith Morgan TIAA-CREF 730 Third Ave. New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President, Institutional Financial Services Chief Executive Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.

116	2015 Annual Report ▪ TIAA-CREF Life Funds

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One year term. Executive Vice President since 2006.	Executive Vice President, Individual Financial Services Chief Executive Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex.
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Weaver served as Senior Vice President, The Hartford Financial Services Group, Inc.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling at 800 223-1200.

TIAA-CREF Life Funds ▪ 2015 Annual Report	117

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2015, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$1,496,021	$1,496,021
Growth & Income	—	9,580,665	9,580,665
Large-Cap Value	—	5,744,784	5,744,784
Real Estate Securities	—	7,076,251	7,076,251
Small-Cap Equity	8,904	3,673,185	3,682,089
Social Choice Equity	—	3,272,663	3,272,663
Stock Index	—	2,158,143	2,158,143
International Equity	—	—	—
Bond	—	714,259	714,259
Money Market	—	—	—
Balanced	—	649,685	649,685

For the fiscal year ended December 31, 2015, the TIAA-CREF Life Funds designate the following percentages (or maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	39.30%
Growth & Income	99.95%
Large-Cap Value	54.40%
Real Estate Securities	4.00%
Small-Cap Equity	47.76%
Social Choice Equity	98.99%
Stock Index	99.27%
International Equity	0.00%
Balanced	16.86%

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2015 of $1,251,562 ($0.24339 per share), and paid taxes to foreign countries during the year ended December 31, 2015 of $74,842 ($0.1455 per share).

118	2015 Annual Report ▪ TIAA-CREF Life Funds

Additional information about index providers (unaudited)

Russell Indexes

The Russell 1000® Index, the Russell 2000® Index, the Russell 3000® Index, the Russell 1000 Value Index, and the Russell 1000 Growth Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI

TIAA-CREF Life Funds ▪ 2015 Annual Report	119

Additional information about index providers (unaudited)	concluded

index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

120	2015 Annual Report ▪ TIAA-CREF Life Funds

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You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit tiaa-cref.org, or call 800 223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. TIAA-CREF Brokerage Services is a division of TIAA-CREF Individual & Institutional Services, LLC. TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY. TIAA-CREF Trust Company, FSB provides trust services.

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2015 and December 31, 2014, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $283,900 and $281,500, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2015 and December 31, 2014, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2015 and December 31, 2014, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2015 and December 31, 2014, PwC’s aggregate fees for tax services billed to the Registrant were $151,397 and $132,200, respectively.

For the fiscal years ended December 31, 2015 and December 31, 2014, PwC’s aggregate fees for tax services billed to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2015 and December 31, 2014, PwC’s aggregate fees for all other services billed to the Registrant were $5,500 and $3,500, respectively.

For the fiscal years ended December 31, 2015 and December 31, 2014, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2015 and December 31, 2014, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $399,000 and $277,000, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 1.9%
13,055		Delphi Automotive plc	$1,119,205
1,895	*,e	Tesla Motors, Inc	454,819

		TOTAL AUTOMOBILES & COMPONENTS	1,574,024

CAPITAL GOODS - 3.9%
5,163		Boeing Co	746,518
2,905	*	Middleby Corp	313,362
6,582		Northrop Grumman Corp	1,242,748
4,243		Roper Industries, Inc	805,279
2,366	*	Univar, Inc	40,246

		TOTAL CAPITAL GOODS	3,148,153

COMMERCIAL & PROFESSIONAL SERVICES - 2.7%
26,447		Nielsen NV	1,232,430
13,160	*	Verisk Analytics, Inc	1,011,741

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,244,171

CONSUMER DURABLES & APPAREL - 3.4%
1,201		Harman International Industries, Inc	113,146
30,908		Nike, Inc (Class B)	1,931,750
12,237		VF Corp	761,754

		TOTAL CONSUMER DURABLES & APPAREL	2,806,650

CONSUMER SERVICES - 5.4%
13,059		ARAMARK Holdings Corp	421,153
29,359	*	Norwegian Cruise Line Holdings Ltd	1,720,437
38,047		Starbucks Corp	2,283,962

		TOTAL CONSUMER SERVICES	4,425,552

DIVERSIFIED FINANCIALS - 3.6%
19,861		Charles Schwab Corp	654,023
3,355		IntercontinentalExchange Group, Inc	859,752
4,157		McGraw-Hill Financial, Inc	409,797
24,501		Morgan Stanley	779,377
7,916	*	Synchrony Financial	240,726

		TOTAL DIVERSIFIED FINANCIALS	2,943,675

ENERGY - 0.7%
6,282	*	Concho Resources, Inc	583,347

		TOTAL ENERGY	583,347

FOOD, BEVERAGE & TOBACCO - 2.3%
2,702		Molson Coors Brewing Co (Class B)	253,772
8,889	*	Monster Beverage Corp	1,324,105
6,217		Pinnacle Foods, Inc	263,974

		TOTAL FOOD, BEVERAGE & TOBACCO	1,841,851

HEALTH CARE EQUIPMENT & SERVICES - 2.3%
11,772	*	Cerner Corp	708,321
2,120	*	Intuitive Surgical, Inc	1,157,859

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,866,180

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
19,521		Estee Lauder Cos (Class A)	$1,719,019

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,719,019

MATERIALS - 3.2%
12,805		Monsanto Co	1,261,548
8,279		PPG Industries, Inc	818,131
2,146		Sherwin-Williams Co	557,102

		TOTAL MATERIALS	2,636,781

MEDIA - 3.8%
8,533		CBS Corp (Class B)	402,160
26,133		Comcast Corp (Class A)	1,474,685
8,921		Time Warner, Inc	576,921
5,782		Walt Disney Co	607,573

		TOTAL MEDIA	3,061,339

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 14.7%
4,827	*	Alexion Pharmaceuticals, Inc	920,750
5,594	*	Allergan plc	1,748,125
1,789	*	Biogen Idec, Inc	548,060
2,251	*	BioMarin Pharmaceutical, Inc	235,814
14,744		Bristol-Myers Squibb Co	1,014,240
19,653	*,p	Celgene Corp	2,353,643
18,380		Eli Lilly & Co	1,548,699
15,377		Gilead Sciences, Inc	1,555,999
2,801	*	Illumina, Inc	537,638
1,430	*	Mallinckrodt plc	106,721
5,059		Teva Pharmaceutical Industries Ltd (ADR)	332,073
7,527		Thermo Electron Corp	1,067,705

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	11,969,467

REAL ESTATE - 0.5%
11,464	*	CBRE Group, Inc	396,425

		TOTAL REAL ESTATE	396,425

RETAILING - 9.4%
6,852	*	Amazon.com, Inc	4,631,198
4,792		Expedia, Inc	595,645
14,523		Home Depot, Inc	1,920,667
4,220	*	NetFlix, Inc	482,684

		TOTAL RETAILING	7,630,194

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
17,995		ARM Holdings plc (ADR)	814,094
5,537	*	NXP Semiconductors NV	466,492
5,920		Xilinx, Inc	278,062

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,558,648

SOFTWARE & SERVICES - 31.8%
17,652		Activision Blizzard, Inc	683,309
28,481	*	Adobe Systems, Inc	2,675,505
3,143	*	Akamai Technologies, Inc	165,416
5,472	*	Alibaba Group Holding Ltd (ADR)	444,709
2,521	*	Alphabet, Inc (Class A)	1,961,363
3,927	*	Alphabet, Inc (Class C)	2,980,122
3,968	*,e	Check Point Software Technologies	322,916
14,946	*	eBay, Inc	410,716
27,731	*	Facebook, Inc	2,902,326
29,727		Intuit, Inc	2,868,655
25,330		Mastercard, Inc (Class A)	2,466,129
31,110		Microsoft Corp	1,725,983

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

3,177	*	Mobileye NV	$134,324
8,726		Oracle Corp	318,761
12,067	*	PayPal Holdings, Inc	436,825
15,750	*	Red Hat, Inc	1,304,257
6,774		Sabre Corp	189,469
22,014	*	Salesforce.com, Inc	1,725,898
2,591	*	ServiceNow, Inc	224,277
25,450		Visa, Inc (Class A)	1,973,648

		TOTAL SOFTWARE & SERVICES	25,914,608

TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
25,262		Apple, Inc	2,659,078
33,850		Cisco Systems, Inc	919,197
1,530	*	Palo Alto Networks, Inc	269,494

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	3,847,769

TELECOMMUNICATION SERVICES - 1.1%
16,765	*	Level 3 Communications, Inc	911,345

		TOTAL TELECOMMUNICATION SERVICES	911,345

TRANSPORTATION - 0.5%
8,536		Delta Air Lines, Inc	432,690

		TOTAL TRANSPORTATION	432,690

		TOTAL COMMON STOCKS (Cost $60,018,389)	81,511,888

SHORT-TERM INVESTMENTS - 0.8%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
641,218	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	641,218

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	641,218

		TOTAL SHORT-TERM INVESTMENTS (Cost $641,218)	641,218

		TOTAL INVESTMENTS - 100.7% (Cost $60,659,607)	82,153,106
		OTHER ASSETS & LIABILITIES, NET - (0.7)%	(584,233)

		NET ASSETS - 100.0%	$81,568,873

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $629,295.

p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.8%
7,776		Delphi Automotive plc	$666,636
13,349		General Motors Co	454,000

		TOTAL AUTOMOBILES & COMPONENTS	1,120,636

BANKS - 5.5%
111,202		Bank of America Corp	1,871,529
38,812		Citigroup, Inc	2,008,521
24,793		JPMorgan Chase & Co	1,637,082
31,111		Wells Fargo & Co	1,691,194

		TOTAL BANKS	7,208,326

CAPITAL GOODS - 7.4%
1,492	p	Acuity Brands, Inc	348,830
10,707	*	Caesarstone Sdot-Yam Ltd	464,041
7,381	e	Fastenal Co	301,292
88,805	p	General Electric Co	2,766,276
14,665		Honeywell International, Inc	1,518,854
9,241		Illinois Tool Works, Inc	856,456
4,305		L-3 Communications Holdings, Inc	514,491
4,425		Northrop Grumman Corp	835,484
8,076		Raytheon Co	1,005,704
2,509		Snap-On, Inc	430,118
18,684	*	USG Corp	453,834
3,014	*	WABCO Holdings, Inc	308,212

		TOTAL CAPITAL GOODS	9,803,592

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
6,169		Equifax, Inc	687,042

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	687,042

CONSUMER DURABLES & APPAREL - 3.4%
8,181	*	GoPro, Inc	147,340
22,983	*	Kate Spade & Co	408,408
4,388	*,e	Lululemon Athletica, Inc	230,238
21,542		Mattel, Inc	585,296
2,668	*	Mohawk Industries, Inc	505,293
24,376		Newell Rubbermaid, Inc	1,074,494
16,220		Nike, Inc (Class B)	1,013,750
7,741	*,g	Spin Master Corp	122,294
7,411		VF Corp	461,335

		TOTAL CONSUMER DURABLES & APPAREL	4,548,448

CONSUMER SERVICES - 3.1%
20,558		Hilton Worldwide Holdings, Inc	439,941
4,911		McDonald’s Corp	580,185
21,798	*	MGM Resorts International	495,251
10,986	*,p	Norwegian Cruise Line Holdings Ltd	643,780
12,303		Restaurant Brands International, Inc	459,640
15,915	p	Sonic Corp	514,214
15,471		Starbucks Corp	928,724

		TOTAL CONSUMER SERVICES	4,061,735

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 3.1%
35,197		ING Groep NV	$476,217
2,888		IntercontinentalExchange Group, Inc	740,079
10,854		Lazard Ltd (Class A)	488,538
8,451		Legg Mason, Inc	331,533
5,869		Moody’s Corp	588,895
33,008		Morgan Stanley	1,049,984
11,726		Voya Financial, Inc	432,807

		TOTAL DIVERSIFIED FINANCIALS	4,108,053

ENERGY - 4.7%
10,483	p	Anadarko Petroleum Corp	509,264
2,849		Apache Corp	126,695
5,940		Chevron Corp	534,362
8,181	*	Concho Resources, Inc	759,688
17,533	*	Continental Resources, Inc	402,908
7,511	*	Diamondback Energy, Inc	502,486
7,412		Energen Corp	303,818
11,371		EOG Resources, Inc	804,953
8,908		Occidental Petroleum Corp	602,270
5,375		Pioneer Natural Resources Co	673,918
10,471	e	Range Resources Corp	257,691
7,202	*	RSP Permian, Inc	175,657
8,259		Schlumberger Ltd	576,065

		TOTAL ENERGY	6,229,775

FOOD & STAPLES RETAILING - 1.7%
5,739		Costco Wholesale Corp	926,848
31,290		Kroger Co	1,308,861

		TOTAL FOOD & STAPLES RETAILING	2,235,709

FOOD, BEVERAGE & TOBACCO - 7.3%
50,572		Britvic plc	541,839
893		Brown-Forman Corp (Class B)	88,657
44,420		Coca-Cola Co	1,908,283
7,260		ConAgra Foods, Inc	306,082
4,553		Constellation Brands, Inc (Class A)	648,529
2,298		Diageo plc (ADR)	250,643
2,817		Molson Coors Brewing Co (Class B)	264,573
25,932		Mondelez International, Inc	1,162,791
5,503	*	Monster Beverage Corp	819,727
20,986		PepsiCo, Inc	2,096,921
15,020		Philip Morris International, Inc	1,320,408
6,790		Pinnacle Foods, Inc	288,303

		TOTAL FOOD, BEVERAGE & TOBACCO	9,696,756

HEALTH CARE EQUIPMENT & SERVICES - 4.5%
34,985	*	Boston Scientific Corp	645,123
8,776	*	Edwards Lifesciences Corp	693,128
11,619	*	Express Scripts Holding Co	1,015,617
8,010		Getinge AB (B Shares)	209,824
13,790	*	Hologic, Inc	533,535
16,549		Medtronic plc	1,272,949
4,980		Olympus Corp	196,056
4,947		STERIS plc	372,707
6,673	p	Universal Health Services, Inc (Class B)	797,357
4,611	*	VCA Antech, Inc	253,605

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,989,901

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
4,280		Beiersdorf AG.	389,015
4,468		Estee Lauder Cos (Class A)	393,452

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	782,467

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

INSURANCE - 1.9%
11,227		ACE Ltd	$1,311,875
9,800		Metlife, Inc	472,458
19,878		XL Capital Ltd	778,820

		TOTAL INSURANCE	2,563,153

MATERIALS - 2.5%
7,124		Akzo Nobel NV	476,016
25,947		Dow Chemical Co	1,335,752
17,549		Olin Corp	302,896
8,072		PPG Industries, Inc	797,675
3,968		Scotts Miracle-Gro Co (Class A)	255,975
2,378		Syngenta AG. (ADR)	187,220

		TOTAL MATERIALS	3,355,534

MEDIA - 3.1%
6,361	*,p	AMC Networks, Inc	475,039
13,452		Comcast Corp (Class A)	759,096
10,093	*	DreamWorks Animation SKG, Inc (Class A)	260,097
11,949	e	Lions Gate Entertainment Corp	387,028
19,890		Sky plc	326,052
4,131		Time Warner, Inc	267,152
7,080		Viacom, Inc (Class B)	291,413
11,996		Walt Disney Co	1,260,539

		TOTAL MEDIA	4,026,416

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.1%
23,178		AbbVie, Inc	1,373,065
4,328	*	Allergan plc	1,352,500
8,380		Amgen, Inc	1,360,325
6,019		AstraZeneca plc	406,567
4,195	*	BioMarin Pharmaceutical, Inc	439,468
20,381		Bristol-Myers Squibb Co	1,402,009
10,738	*	Celgene Corp	1,285,983
17,429		Eli Lilly & Co	1,468,568
17,331	*	H Lundbeck AS	591,772
2,762	*	Illumina, Inc	530,152
7,672		Ipsen	508,328
3,675	*	Jazz Pharmaceuticals plc	516,558
9,090	*	Mylan NV	491,496
71,059		Pfizer, Inc	2,293,784
4,602		Shire Ltd	315,731
3,208		UCB S.A.	289,564

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	14,625,870

REAL ESTATE - 0.7%
10,247		Brixmor Property Group, Inc	264,578
7,249		Crown Castle International Corp	626,676

		TOTAL REAL ESTATE	891,254

RETAILING - 8.1%
3,951	*	Amazon.com, Inc	2,670,441
1,036	*	AutoZone, Inc	768,619
16,983		Best Buy Co, Inc	517,133
5,503		Expedia, Inc	684,023
18,931		Home Depot, Inc	2,503,625
9,704		Inditex S.A.	333,372
65,692	*	JC Penney Co, Inc	437,509
9,029	*	NetFlix, Inc	1,032,737
2,512	*	O’Reilly Automotive, Inc	636,591
6,143		Target Corp	446,043
6,042		Tiffany & Co	460,944

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

1,240	*,p	Ulta Salon Cosmetics & Fragrance, Inc	$229,400

		TOTAL RETAILING	10,720,437

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
4,139	*,e	Ambarella, Inc	230,708
5,800		Avago Technologies Ltd	841,870
6,162	*,p	Cavium Networks, Inc	404,905
19,789		Cypress Semiconductor Corp	194,130
49,007		Intel Corp	1,688,291
9,976		Nvidia Corp	328,809
7,149	*	NXP Semiconductors NV	602,303

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	4,291,016

SOFTWARE & SERVICES - 13.9%
5,476	*	Alphabet, Inc (Class C)	4,155,627
4,294	*	CyberArk Software Ltd	193,831
4,273		Dassault Systemes S.A.	341,544
10,164	*	Electronic Arts, Inc	698,470
23,800	*	Facebook, Inc	2,490,908
5,305	*	Manhattan Associates, Inc	351,032
65,218		Microsoft Corp	3,618,295
2,319	*	MicroStrategy, Inc (Class A)	415,773
5,685	*	Mobileye NV	240,362
17,007		Oracle Corp	621,266
3,770	*	Proofpoint, Inc	245,088
16,943	*	Salesforce.com, Inc	1,328,331
22,982		Symantec Corp	482,622
15,766	*	Take-Two Interactive Software, Inc	549,287
19,740		Tencent Holdings Ltd	386,509
2,254	*,e	VeriSign, Inc	196,909
20,701		Visa, Inc (Class A)	1,605,363
65,899	*,g	Worldpay Group plc	298,537
6,469	*	Yahoo!, Inc	215,159

		TOTAL SOFTWARE & SERVICES	18,434,913

TECHNOLOGY HARDWARE & EQUIPMENT - 7.0%
42,619		Apple, Inc	4,486,076
19,016	*	Ciena Corp	393,441
65,265		Cisco Systems, Inc	1,772,271
7,804	*,p	Fitbit, Inc	230,921
18,581	*	Flextronics International Ltd	208,293
21,875		Juniper Networks, Inc	603,750
54,602		Nokia Corp	383,306
13,398		Qualcomm, Inc	669,699
3,837	*	Universal Display Corp	208,886
4,360	*	Zebra Technologies Corp (Class A)	303,674

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	9,260,317

TELECOMMUNICATION SERVICES - 2.4%
39,312		AT&T, Inc	1,352,726
13,721	*	Level 3 Communications, Inc	745,874
13,034		Telephone & Data Systems, Inc	337,450
17,923	*	T-Mobile US, Inc	701,148

		TOTAL TELECOMMUNICATION SERVICES	3,137,198

TRANSPORTATION - 1.6%
21,567		Delta Air Lines, Inc	1,093,231
6,478	p	Kansas City Southern Industries, Inc	483,712
5,682		United Parcel Service, Inc (Class B)	546,779

		TOTAL TRANSPORTATION	2,123,722

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

UTILITIES - 1.7%
8,263		American Water Works Co, Inc	$493,714
9,910		NextEra Energy, Inc	1,029,550
12,241		NiSource, Inc	238,822
5,422		Sempra Energy	509,722

		TOTAL UTILITIES	2,271,808

		TOTAL COMMON STOCKS (Cost $105,482,462)	132,174,078

PURCHASED OPTIONS - 0.0%

CONSUMER DURABLES & APPAREL - 0.0%
600		Newell Rubbermaid, Inc	180

		TOTAL CONSUMER DURABLES & APPAREL	180

ENERGY - 0.0%
3,500		Chesapeake Energy Corp	385

		TOTAL ENERGY	385

MEDIA - 0.0%
600		Lions Gate Entertainment Corp	210

		TOTAL MEDIA	210

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
900		QUALCOMM, Inc	90

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	90

		TOTAL PURCHASED OPTIONS (Cost $3,387)	865

SHORT-TERM INVESTMENTS - 1.0%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
1,194,927	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	1,194,927

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	1,194,927

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,194,927)	1,194,927

		TOTAL INVESTMENTS - 100.9% (Cost $106,680,776)	133,369,870
		OTHER ASSETS & LIABILITIES, NET - (0.9)%	(1,126,184)

		NET ASSETS - 100.0%	$132,243,686

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,172,315.

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2015, the aggregate value of these securities amounted to $420,831 or 0.3% of net assets.

p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 0.5%
4,524	*	American Axle & Manufacturing Holdings, Inc	$85,685
16,702		Ford Motor Co	235,331

		TOTAL AUTOMOBILES & COMPONENTS	321,016

BANKS - 11.9%
110,372		Bank of America Corp	1,857,561
4,711		CIT Group, Inc	187,027
19,125		Citigroup, Inc	989,719
7,907	*	Hilltop Holdings, Inc	151,973
5,167		Huntington Bancshares, Inc	57,147
15,137		Investors Bancorp, Inc	188,304
16,120		JPMorgan Chase & Co	1,064,403
11,863		New York Community Bancorp, Inc	193,604
36,198		Regions Financial Corp	347,501
45,084		Sberbank of Russian Federation (ADR)	264,480
13,787		TCF Financial Corp	194,672
31,631		Wells Fargo & Co	1,719,461
13,849		Zions Bancorporation	378,078

		TOTAL BANKS	7,593,930

CAPITAL GOODS - 6.6%
4,545	*	AerCap Holdings NV	196,162
1,209		General Dynamics Corp	166,068
34,962		General Electric Co	1,089,066
7,985	e	Joy Global, Inc	100,691
3,093		L-3 Communications Holdings, Inc	369,644
7,495		Masco Corp	212,109
1,282		Raytheon Co	159,648
11,011		SPX Corp	102,733
11,011	*	SPX FLOW, Inc	307,317
40,352		Terex Corp	745,705
8,440		Triumph Group, Inc	335,490
3,328		United Technologies Corp	319,721
3,603	*	Univar, Inc	61,287
3,901	*	USG Corp	94,755

		TOTAL CAPITAL GOODS	4,260,396

CONSUMER DURABLES & APPAREL - 4.1%
12,402		Coach, Inc	405,917
2,224	*	Deckers Outdoor Corp	104,973
6,799	*	Jarden Corp	388,359
21,053		Mattel, Inc	572,010
94,401	*,e	Pioneer Corp	259,878
32,605		Pulte Homes, Inc	581,021
3,601		Sony Corp	88,501
8,023		Sony Corp (ADR)	197,446

		TOTAL CONSUMER DURABLES & APPAREL	2,598,105

CONSUMER SERVICES - 3.3%
13,297		ARAMARK Holdings Corp	428,828
3,641		Carnival Corp	198,362
25,520		Extended Stay America, Inc	405,768
15,282	*	MGM Resorts International	347,207
12,204		Restaurant Brands International, Inc	455,941

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

77,600		Sands China Ltd	$263,079

		TOTAL CONSUMER SERVICES	2,099,185

DIVERSIFIED FINANCIALS - 6.8%
2,990		American Express Co	207,954
4,447		Bank of New York Mellon Corp	183,305
1,482		Capital One Financial Corp	106,971
5,839	*	E*TRADE Financial Corp	173,068
1,398		Goldman Sachs Group, Inc	251,962
20,135		ING Groep NV (ADR)	271,017
2,557	e	iShares Dow Jones US Real Estate Index Fund	192,056
2,353		Janus Capital Group, Inc	33,154
4,518		Legg Mason, Inc	177,241
26,409		Morgan Stanley	840,070
5,735		State Street Corp	380,575
49,810	*	Synchrony Financial	1,514,722

		TOTAL DIVERSIFIED FINANCIALS	4,332,095

ENERGY - 10.8%
3,113		Anadarko Petroleum Corp	151,230
15,259		Apache Corp	678,568
4,370		Baker Hughes, Inc	201,675
10,503		Chevron Corp	944,850
2,067	*	Concho Resources, Inc	191,942
5,346	*	Diamondback Energy, Inc	357,647
5,301		EOG Resources, Inc	375,258
10,953		Exxon Mobil Corp	853,786
5,707		Kinder Morgan, Inc	85,148
5,235	*,e	Laredo Petroleum Holdings, Inc	41,828
14,884	*	Matador Resources Co	294,257
22,464		Nabors Industries Ltd	191,169
3,943		Occidental Petroleum Corp	266,586
7,594	*	Parsley Energy, Inc	140,109
4,789		Pioneer Natural Resources Co	600,445
15,272	*	RSP Permian, Inc	372,484
9,496		Schlumberger Ltd	662,346
38,865	*	Weatherford International Ltd	326,077
2,565		Williams Cos, Inc	65,920
14,858	*	WPX Energy, Inc	85,285

		TOTAL ENERGY	6,886,610

FOOD & STAPLES RETAILING - 0.6%
1,900		Walgreens Boots Alliance, Inc	161,794
3,679		Wal-Mart Stores, Inc	225,523

		TOTAL FOOD & STAPLES RETAILING	387,317

FOOD, BEVERAGE & TOBACCO - 3.1%
13,078		ConAgra Foods, Inc	551,368
2,920		Kraft Heinz Co	212,459
8,308		Mondelez International, Inc	372,531
15,336		Pinnacle Foods, Inc	651,167
3,624	*	Post Holdings, Inc	223,601

		TOTAL FOOD, BEVERAGE & TOBACCO	2,011,126

HEALTH CARE EQUIPMENT & SERVICES - 3.1%
8,086		Abbott Laboratories	363,142
654		Anthem, Inc	91,194
1,250		Baxter International, Inc	47,688
19,653	*	Boston Scientific Corp	362,401
3,516		Medtronic plc	270,451
6,301		Olympus Corp	248,062
1,038		UnitedHealth Group, Inc	122,110
6,489	*	WellCare Health Plans, Inc	507,505

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	2,012,553

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
15,187		Procter & Gamble Co	$1,206,000

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,206,000

INSURANCE - 7.3%
4,679		ACE Ltd	546,741
2,034		Aflac, Inc	121,837
4,148		Allstate Corp	257,549
8,857		American International Group, Inc	548,868
4,590	*	Berkshire Hathaway, Inc (Class B)	606,064
10,702		Hartford Financial Services Group, Inc	465,109
10,878		Metlife, Inc	524,428
10,165		Principal Financial Group	457,222
3,002		Prudential Financial, Inc	244,393
2,494		Travelers Cos, Inc	281,473
2,419		W.R. Berkley Corp	132,440
12,729		XL Capital Ltd	498,722

		TOTAL INSURANCE	4,684,846

MATERIALS - 4.3%
393	e	Acerinox S.A.	4,008
2,405		Albemarle Corp	134,704
9,237		Axiall Corp	142,250
14,249	*,e	Cemex SAB de C.V. (ADR)	79,367
7,901	*	Constellium NV	60,838
4,634		Dow Chemical Co	238,558
4,601		Du Pont (E.I.) de Nemours & Co	306,426
7,451		Freeport-McMoRan Copper & Gold, Inc (Class B)	50,443
62,788	*	Louisiana-Pacific Corp	1,130,812
18,325	*	Multi Packaging Solutions International Ltd	317,939
11,668		Olin Corp	201,390
938	e	Wacker Chemie AG.	78,427

		TOTAL MATERIALS	2,745,162

MEDIA - 0.7%
880		Naspers Ltd (N Shares)	120,282
1,822		Time Warner, Inc	117,829
3,321		Tribune Co	112,283
2,711		Viacom, Inc (Class B)	111,585

		TOTAL MEDIA	461,979

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.6%
13,280		Agilent Technologies, Inc	555,237
1,306	*	Allergan plc	408,125
1,250		Baxalta, Inc	48,787
10,178	*	Biovitrum AB	161,443
10,153	*	Endo International plc	621,567
7,418	*	H Lundbeck AS	253,290
3,622	*,e	Insys Therapeutics, Inc	103,698
8,488		Johnson & Johnson	871,887
2,222	*	Mallinckrodt plc	165,828
13,012		Merck & Co, Inc	687,294
2,243	*,e	Merrimack Pharmaceuticals, Inc	17,720
50,119		Pfizer, Inc	1,617,841

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,512,717

REAL ESTATE - 1.8%
2,804		Brixmor Property Group, Inc	72,399
325	*	Lifestyle Properties Development Ltd	72
4,399		Post Properties, Inc	260,245
1,848		Potlatch Corp	55,884
28,725		Starwood Property Trust, Inc	590,586
543		Vornado Realty Trust	54,278

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

8,836		WP GLIMCHER, Inc	$93,750

		TOTAL REAL ESTATE	1,127,214

RETAILING - 1.5%
1,710		Expedia, Inc	212,553
43,828	*	Groupon, Inc	134,552
200,000		Hengdeli Holdings Ltd	29,105
155,872	*	Intime Retail Group Co Ltd	152,807
69,133	*	JC Penney Co, Inc	460,426

		TOTAL RETAILING	989,443

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
34,019		Advanced Semiconductor Engineering, Inc (ADR)	192,888
42,596		Cypress Semiconductor Corp	417,867
30,128		Intel Corp	1,037,909
30,464		Marvell Technology Group Ltd	268,692
7,172	*	Mellanox Technologies Ltd	302,228
43,926	*	ON Semiconductor Corp	430,475
5,300		Xilinx, Inc	248,941

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,899,000

SOFTWARE & SERVICES - 4.6%
1,640	*,e	Cimpress NV	133,070
2,199	*	Citrix Systems, Inc	166,354
4,858	*	eBay, Inc	133,498
2,691	*	Fortinet, Inc	83,878
4,616		Mentor Graphics Corp	85,027
14,262		Microsoft Corp	791,256
1,310	*	MicroStrategy, Inc (Class A)	234,870
7,088		Oracle Corp	258,925
2,285	*	PTC, Inc	79,130
3,789	*	Rackspace Hosting, Inc	95,937
4,419		Sabre Corp	123,599
8,597		Symantec Corp	180,537
17,725	*	Yahoo!, Inc	589,533

		TOTAL SOFTWARE & SERVICES	2,955,614

TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
5,389	*	Ciena Corp	111,498
28,273		Cisco Systems, Inc	767,753
5,129		Corning, Inc	93,758
3,224		EMC Corp	82,792
23,850	*	Hewlett Packard Enterprise Co	362,520
3,900		Hitachi High-Technologies Corp	105,468
15,018		HP, Inc	177,813
11,553		Juniper Networks, Inc	318,863
10,184	*	Lumentum Holdings, Inc	224,252
64,452		Nokia Corp	452,453
2,438		Qualcomm, Inc	121,864
39,310	*	Viavi Solutions, Inc	239,398

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	3,058,432

TELECOMMUNICATION SERVICES - 2.9%
23,843		AT&T, Inc	820,438
10,622	*	Level 3 Communications, Inc	577,412
18,861		Telephone & Data Systems, Inc	488,311

		TOTAL TELECOMMUNICATION SERVICES	1,886,161

TRANSPORTATION - 1.9%
9,501		American Airlines Group, Inc	402,367
15,994	*,b,m	AMR Corp (Escrow)	160
973		FedEx Corp	144,967

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

16,774	*	Hertz Global Holdings, Inc	$238,694
4,977		Kansas City Southern Industries, Inc	371,633
1,527	*	United Continental Holdings, Inc	87,497

		TOTAL TRANSPORTATION	1,245,318

UTILITIES - 3.6%
3,302		Duke Energy Corp	235,730
2,512		Edison International	148,735
3,032		Exelon Corp	84,199
10,323		FirstEnergy Corp	327,549
6,910		NextEra Energy, Inc	717,880
10,835		NRG Energy, Inc	127,528
2,757		PG&E Corp	146,645
1,358		Sempra Energy	127,665
5,109		Westar Energy, Inc	216,673
4,382		Xcel Energy, Inc	157,357

		TOTAL UTILITIES	2,289,961

		TOTAL COMMON STOCKS (Cost $56,509,862)	63,564,180

SHORT-TERM INVESTMENTS - 1.4%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.4%
877,177	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	877,177

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	877,177

		TOTAL SHORT-TERM INVESTMENTS (Cost $877,177)	877,177

		TOTAL INVESTMENTS - 100.6% (Cost $57,387,039)	64,441,357
		OTHER ASSETS & LIABILITIES, NET - (0.6)%	(389,315)

		NET ASSETS - 100.0%	$64,052,042

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing

b	In bankruptcy

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $843,733.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.0%

ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
45,000		NorthStar Asset Management Group, Inc	$546,300

		TOTAL ASSET MANAGEMENT & CUSTODY BANKS	546,300

DIVERSIFIED CAPITAL MARKETS - 0.3%
8,000		HFF, Inc (Class A)	248,560

		TOTAL DIVERSIFIED CAPITAL MARKETS	248,560

DIVERSIFIED REITS - 3.2%
135,000		Gramercy Property Trust	1,042,200
52,000		NorthStar Realty Finance Corp	885,560
40,000		Spirit Realty Capital, Inc	400,800

		TOTAL DIVERSIFIED REITS	2,328,560

HEALTH CARE FACILITIES - 0.3%
10,180	*	Brookdale Senior Living, Inc	187,923

		TOTAL HEALTH CARE FACILITIES	187,923

HOTELS, RESORTS & CRUISE LINES - 0.9%
9,000		Starwood Hotels & Resorts Worldwide, Inc	623,520

		TOTAL HOTELS, RESORTS & CRUISE LINES	623,520

INDUSTRIAL REITS - 9.6%
80,000		Prologis, Inc	3,433,600
145,000		Rexford Industrial Realty, Inc	2,372,200
55,000		Terreno Realty Corp	1,244,100

		TOTAL INDUSTRIAL REITS	7,049,900

MORTGAGE REITS - 0.8%
30,000		Starwood Property Trust, Inc	616,800

		TOTAL MORTGAGE REITS	616,800

OFFICE REITS - 11.0%
23,000		Boston Properties, Inc	2,933,420
22,000		Kilroy Realty Corp	1,392,160
24,000		NorthStar Realty Europe Corp	283,440
17,000		SL Green Realty Corp	1,920,660
15,000		Vornado Realty Trust	1,499,400

		TOTAL OFFICE REITS	8,029,080

REAL ESTATE OPERATING COMPANIES - 0.8%
28,000	*	Forest City Enterprises, Inc (Class A)	614,040

		TOTAL REAL ESTATE OPERATING COMPANIES	614,040

REAL ESTATE SERVICES - 1.6%
30,000		Kennedy-Wilson Holdings, Inc	722,400
15,000	*	Marcus & Millichap, Inc	437,100

		TOTAL REAL ESTATE SERVICES	1,159,500

RESIDENTIAL REITS - 20.7%
30,000		Apartment Investment & Management Co (Class A)	1,200,900
21,000		AvalonBay Communities, Inc	3,866,730

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES	COMPANY	VALUE

24,000	Equity Lifestyle Properties, Inc	$1,600,080
53,000	Equity Residential	4,324,270
11,500	Essex Property Trust, Inc	2,753,215
40,000	Monogram Residential Trust, Inc	390,400
15,000	Sun Communities, Inc	1,027,950

	TOTAL RESIDENTIAL REITS	15,163,545

RETAIL REITS - 21.3%
60,000	DDR Corp	1,010,400
40,000	Equity One, Inc	1,086,000
16,000	Federal Realty Investment Trust	2,337,600
85,000	General Growth Properties, Inc	2,312,850
30,000	Retail Opportunities Investment Corp	537,000
36,000	Simon Property Group, Inc	6,999,840
17,000	Taubman Centers, Inc	1,304,240

	TOTAL RETAIL REITS	15,587,930

SPECIALIZED REITS - 26.7%
28,000	American Tower Corp	2,714,600
17,000	Crown Castle International Corp	1,469,650
50,000	CubeSmart	1,531,000
5,000	Equinix, Inc	1,512,000
19,000	Extra Space Storage, Inc	1,675,990
30,000	Healthcare Trust of America, Inc	809,100
75,000	Host Marriott Corp	1,150,500
15,000	Plum Creek Timber Co, Inc	715,800
13,000	Public Storage, Inc	3,220,100
65,000	Sunstone Hotel Investors, Inc	811,850
14,000	Ventas, Inc	790,020
42,000	Welltower, Inc	2,857,260
12,000	Weyerhaeuser Co	359,760

	TOTAL SPECIALIZED REITS	19,617,630

	TOTAL COMMON STOCKS (Cost $52,230,488)	71,773,288

	TOTAL INVESTMENTS - 98.0% (Cost $52,230,488)	71,773,288
	OTHER ASSETS & LIABILITIES, NET - 2.0%	1,449,766

	NET ASSETS - 100.0%	$73,223,054

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.2%

AUTOMOBILES & COMPONENTS - 1.3%
10,340	*	American Axle & Manufacturing Holdings, Inc	$195,840
4,809	*	Tenneco, Inc	220,781
1,880	*	Visteon Corp	215,260

		TOTAL AUTOMOBILES & COMPONENTS	631,881

BANKS - 10.3%
7,115		BankUnited	256,567
3,260		Banner Corp	149,504
14,110		Brookline Bancorp, Inc	162,265
18,231		Capitol Federal Financial	228,981
8,172		Cathay General Bancorp	256,029
5,850		Columbia Banking System, Inc	190,183
11,810		First Commonwealth Financial Corp	107,117
1,459		First Midwest Bancorp, Inc	26,889
21,293		Fulton Financial Corp	277,022
9,240		Great Western Bancorp, Inc	268,145
9,600	*	Hilltop Holdings, Inc	184,512
30,424		Investors Bancorp, Inc	378,475
37,122	*	MGIC Investment Corp	327,787
24,642		National Penn Bancshares, Inc	303,836
8,833		Oritani Financial Corp	145,745
5,711		Popular, Inc	161,850
8,679		PrivateBancorp, Inc	356,013
4,505		Prosperity Bancshares, Inc	215,609
13,850		Provident Financial Services, Inc	279,077
12,311		Sterling Bancorp/DE	199,684
18,030		Umpqua Holdings Corp	286,677
11,150	*	Western Alliance Bancorp	399,839

		TOTAL BANKS	5,161,806

CAPITAL GOODS - 7.4%
2,535	*	American Woodmark Corp	202,749
3,900		Apogee Enterprises, Inc	169,689
4,100		Barnes Group, Inc	145,099
5,470	*	Beacon Roofing Supply, Inc	225,255
6,189		Comfort Systems USA, Inc	175,891
3,012		Cubic Corp	142,317
3,353		Curtiss-Wright Corp	229,680
2,342	*	DXP Enterprises, Inc	53,398
6,297		EMCOR Group, Inc	302,508
3,439		Encore Wire Corp	127,553
2,700		EnPro Industries, Inc	118,368
798		HEICO Corp	43,379
1,900		IDEX Corp	145,559

5,000		ITT Corp	181,600
4,487		John Bean Technologies Corp	223,587
2,774	*	Masonite International Corp	169,852
2,500	*	Moog, Inc (Class A)	151,500
4,900	*	MRC Global, Inc	63,210
5,450		Mueller Industries, Inc	147,695
1,800		Orbital ATK, Inc	160,812
1,920	*	Teledyne Technologies, Inc	170,304
2,708		Tennant Co	152,352
2,176		Universal Forest Products, Inc	148,773

		TOTAL CAPITAL GOODS	3,651,130

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 2.9%
3,700		Administaff, Inc	$178,155
5,900		Herman Miller, Inc	169,330
3,600		Kforce, Inc	91,008
6,432		Korn/Ferry International	213,414
6,611		Rollins, Inc	171,225
7,100		Steelcase, Inc (Class A)	105,790
7,858	*	TrueBlue, Inc	202,422
3,536		Viad Corp	99,821
4,712	*	WageWorks, Inc	213,783

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,444,948

CONSUMER DURABLES & APPAREL - 3.0%
3,990		Brunswick Corp	201,535
2,550		Columbia Sportswear Co	124,338
3,020	*	G-III Apparel Group Ltd	133,665
1,600	*	Helen of Troy Ltd	150,800
5,300	*	Kate Spade & Co	94,181
5,970		La-Z-Boy, Inc	145,787
6,410	*	Nautilus, Inc	107,175
2,296		Oxford Industries, Inc	146,531
4,871	*	Steven Madden Ltd	147,202
18,410	*	TRI Pointe Homes, Inc	233,255

		TOTAL CONSUMER DURABLES & APPAREL	1,484,469

CONSUMER SERVICES - 3.4%
17,017	*	Belmond Ltd.	161,662
7,800		Bloomin’ Brands, Inc	131,742
2,700	*	Dave & Buster’s Entertainment, Inc	112,698
1,779		Domino’s Pizza, Inc	197,914
6,045	*	Grand Canyon Education, Inc	242,525
3,800		Jack in the Box, Inc	291,498
6,573	*	K12, Inc	57,842
10,200	*	La Quinta Holdings, Inc	138,822
2,710	l	Vail Resorts, Inc	346,853

		TOTAL CONSUMER SERVICES	1,681,556

DIVERSIFIED FINANCIALS - 0.4%
3,365		Evercore Partners, Inc (Class A)	181,945

		TOTAL DIVERSIFIED FINANCIALS	181,945

ENERGY - 3.2%
14,574	*	Callon Petroleum Co	121,547
4,100	*	Carrizo Oil & Gas, Inc	121,278
4,027		Delek US Holdings, Inc	99,064
2,048	*	Exterran Corp	32,871
7,260		Green Plains Renewable Energy, Inc	166,254
6,708	*	Matrix Service Co	137,782
38,470	*,e	McDermott International, Inc	128,875
2,500	*	PDC Energy, Inc	133,450
10,430		Questar Market Resources, Inc	139,762
15,475	*	Renewable Energy Group, Inc	143,763
24,813		Scorpio Tankers, Inc	199,000
3,700		Western Refining, Inc	131,794

		TOTAL ENERGY	1,555,440

FOOD & STAPLES RETAILING - 1.1%
2,898		Casey’s General Stores, Inc	349,064
31,600	*	Supervalu, Inc	214,248

		TOTAL FOOD & STAPLES RETAILING	563,312

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 2.1%
15,500	*	Darling International, Inc	$163,060
11,330		Dean Foods Co	194,310
2,074		Lancaster Colony Corp	239,464
3,300	*	Post Holdings, Inc	203,610
9,234	e	Vector Group Ltd	217,830

		TOTAL FOOD, BEVERAGE & TOBACCO	1,018,274

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
2,900	*	Abiomed, Inc	261,812
2,268	*	Anika Therapeutics, Inc	86,547
6,632	*	Globus Medical, Inc	184,502
6,232	*	HealthStream, Inc	137,104
4,300		Hill-Rom Holdings, Inc	206,658
2,660	*	ICU Medical, Inc	299,995
2,500	*	Integra LifeSciences Holdings Corp	169,450
7,840		Kindred Healthcare, Inc	93,374
1,600	*	LifePoint Hospitals, Inc	117,440
5,700	*	Merit Medical Systems, Inc	105,963
3,841	*	Natus Medical, Inc	184,560
4,330	*	NuVasive, Inc	234,296
4,646	*	Omnicell, Inc	144,398
20,322	*	OraSure Technologies, Inc	130,874
5,401	*	PharMerica Corp	189,035
4,973	*	Premier, Inc	175,398
4,700	*	Team Health Holdings, Inc	206,283
2,600	*	Vascular Solutions, Inc	89,414
3,649	*	WellCare Health Plans, Inc	285,388

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	3,302,491

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
3,850		Energizer Holdings, Inc	131,131
990	*	USANA Health Sciences, Inc	126,472

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	257,603

INSURANCE - 3.3%
8,826		American Equity Investment Life Holding Co	212,089
5,363		Aspen Insurance Holdings Ltd	259,033
816		Employers Holdings, Inc	22,277
4,304	e	HCI Group, Inc	149,994
11,656		Old Republic International Corp	217,151
3,700		Primerica, Inc	174,751
6,120		Selective Insurance Group, Inc	205,510
9,851	*	Third Point Reinsurance Ltd	132,102
4,400	e	Universal Insurance Holdings, Inc	101,992
3,793		Validus Holdings Ltd	175,578

		TOTAL INSURANCE	1,650,477

MATERIALS - 4.7%
4,606		A. Schulman, Inc	141,128
9,810	*	Berry Plastics Group, Inc	354,926
3,600	*	Boise Cascade Co	91,908
3,600		Cabot Corp	147,168
7,550	*	Chemtura	205,888
15,681		Commercial Metals Co	214,673
4,155		Innospec, Inc	225,658
5,247	*	Kraton Polymers LLC	87,152
13,500	*	Louisiana-Pacific Corp	243,135
4,238		Minerals Technologies, Inc	194,355
2,700		Reliance Steel & Aluminum Co	156,357
2,607		Sensient Technologies Corp	163,772
2,500	*,e	Trinseo S.A.	70,500

		TOTAL MATERIALS	2,296,620

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

MEDIA - 1.2%
12,100	*	Gray Television, Inc	$197,230
10,760	*	Live Nation, Inc	264,373
7,660		Time, Inc	120,032

		TOTAL MEDIA	581,635

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.1%
3,560	*	Acadia Pharmaceuticals, Inc	126,914
2,130	*	Acorda Therapeutics, Inc	91,121
7,766	*	Agenus, Inc	35,258
1,297	*	Alder Biopharmaceuticals, Inc	42,840
2,700	*	AMAG Pharmaceuticals, Inc	81,513
6,100	*,e	Amphastar Pharmaceuticals, Inc	86,803
1,560	*	Anacor Pharmaceuticals, Inc	176,233
17,260	*,e	Array Biopharma, Inc	72,837
1,100	*	Atara Biotherapeutics, Inc	29,051
5,500	*	BioCryst Pharmaceuticals, Inc	56,760
4,193	*	Cambrex Corp	197,448
2,234	*	Cara Therapeutics Inc	37,665
8,168	*	Catalent, Inc	204,445
4,710	*,e	Celldex Therapeutics, Inc	73,853
5,900	*	Cepheid, Inc	215,527
9,411	*	Cytokinetics, Inc	98,439
7,171	*,e	Depomed, Inc	130,010
1,700	*	Dermira, Inc	58,837
5,216	*	FibroGen, Inc	158,932
2,100	*	Five Prime Therapeutics, Inc	87,150
1,760	*,e	Heron Therapeutics, Inc	46,992
2,040	*,e	Immune Design Corp	40,963
6,072	*	Impax Laboratories, Inc	259,639
6,014	*	INC Research Holdings, Inc	291,739
9,460	*	Infinity Pharmaceuticals, Inc	74,261
3,790	*	Insmed, Inc	68,788
400	*,e	Kite Pharma, Inc	24,648
2,810	*	MacroGenics, Inc	87,026
4,409	*	Medicines Co	164,632
6,442	*,e	Merrimack Pharmaceuticals, Inc	50,892
3,526	*	Momenta Pharmaceuticals, Inc	52,326
3,700	*	Neurocrine Biosciences, Inc	209,309
2,100	*,e	NewLink Genetics Corp	76,419
4,500	*,e	Novavax, Inc	37,755
1,900	*	Pacira Pharmaceuticals, Inc	145,901
3,760	*	Parexel International Corp	256,131
2,900		Phibro Animal Health Corp	87,377
2,820	*	Prestige Brands Holdings, Inc	145,174
1,767	*	Prothena Corp plc	120,350
890	*,e	Puma Biotechnology, Inc	69,776
2,500	*	Retrophin, Inc	48,225
4,175	*	Sagent Pharmaceuticals	66,424
11,720	*	Spectrum Pharmaceuticals, Inc	70,672
4,010	*	Sucampo Pharmaceuticals, Inc (Class A)	69,333
7,777	*	Supernus Pharmaceuticals, Inc	104,523
1,690	*,e	TESARO, Inc	88,421
1,388	*	Ultragenyx Pharmaceutical, Inc	155,706

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,975,038

REAL ESTATE - 9.6%
3,200		American Assets Trust,Inc	122,720
3,700		Coresite Realty	209,864
28,154		Cousins Properties, Inc	265,492
12,557		CubeSmart	384,495
21,948		DiamondRock Hospitality Co	211,798
9,340		DuPont Fabros Technology, Inc	296,919
2,680		EastGroup Properties, Inc	149,035
5,890		Entertainment Properties Trust	344,271

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

11,500		First Industrial Realty Trust, Inc	$254,495
4,293		Geo Group, Inc	124,111
6,600		Highwoods Properties, Inc	287,760
8,162		Kennedy-Wilson Holdings, Inc	196,541
17,306		Lexington Realty Trust	138,448
14,200		New Residential Investment Corp	172,672
2,309		PS Business Parks, Inc	201,876
12,173		Retail Opportunities Investment Corp	217,897
1,915		Saul Centers, Inc	98,182
3,927		Sovran Self Storage, Inc	421,406
14,735		Summit Hotel Properties, Inc	176,083
19,388		Sunstone Hotel Investors, Inc	242,156
9,127		Urban Edge Properties	214,028

		TOTAL REAL ESTATE	4,730,249

RETAILING - 3.1%
5,300	e	Abercrombie & Fitch Co (Class A)	143,100
11,950	e	American Eagle Outfitters, Inc	185,225
15,000	*	Ascena Retail Group, Inc	147,750
2,300		Cato Corp (Class A)	84,686
3,700		CST Brands, Inc	144,818
10,120	*	Express Parent LLC	174,874
5,300		Finish Line, Inc (Class A)	95,824
2,100		Group 1 Automotive, Inc	158,970
20,200	*	Office Depot, Inc	113,928
5,200	*	Sally Beauty Holdings, Inc	145,028
6,600	*	Select Comfort Corp	141,306

		TOTAL RETAILING	1,535,509

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
5,472	*	Advanced Energy Industries, Inc	154,475
2,955	*	Cabot Microelectronics Corp	129,370
810	*	Cavium Networks, Inc	53,225
4,600	*	Cirrus Logic, Inc	135,838
1,600	*	First Solar, Inc	105,584
8,100	*	Inphi Corp	218,862
8,463	*	Integrated Device Technology, Inc	223,000
12,405		Intersil Corp (Class A)	158,288
885		MKS Instruments, Inc	31,860
2,936		Monolithic Power Systems, Inc	187,053
5,459	*	Photronics, Inc	67,964
9,152	*	Rudolph Technologies, Inc	130,141
2,500	*	Silicon Laboratories, Inc	121,350
6,500		Teradyne, Inc	134,355
6,350		Tessera Technologies, Inc	190,563

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,041,928

SOFTWARE & SERVICES - 10.2%
5,740	*	Aspen Technology, Inc	216,742
4,900	*	BroadSoft, Inc	173,264
3,266	*	EPAM Systems, Inc	256,773
9,221	*	Everyday Health, Inc	55,510
5,800	*	ExlService Holdings, Inc	260,594
4,140	*	Gigamon, Inc	110,000
2,660	*	Imperva, Inc	168,404
6,207	*	Infoblox, Inc	114,147
10,049	*	Liveperson, Inc	67,831
2,428	*	LogMeIn, Inc	162,919
2,073	*	Luxoft Holding, Inc	159,890
5,100	*	Manhattan Associates, Inc	337,467
4,319		MAXIMUS, Inc	242,944
4,797	*	NIC, Inc	94,405
10,900	*	Nuance Communications, Inc	216,801
9,301	*	Progress Software Corp	223,224

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,030	*	QLIK Technologies, Inc	$159,250
5,100	*	RealPage, Inc	114,495
8,100	*	RingCentral, Inc	190,998
11,014	*	Rubicon Project, Inc	181,180
1,865	*	SPS Commerce, Inc	130,942
1,200	*	Stamps.com, Inc	131,532
4,120	*	Synchronoss Technologies, Inc	145,148
15,395	*	TA Indigo Holding Corp	139,633
1,000	*	Tableau Software, Inc	94,220
10,000		Travelport Worldwide Ltd	129,000
2,282	*	Tyler Technologies, Inc	397,798
6,200	*	VeriFone Systems, Inc	173,724
4,400	*	Verint Systems, Inc	178,464

		TOTAL SOFTWARE & SERVICES	5,027,299

TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
5,989	*	Alliance Fiber Optic Products, Inc	90,793
2,230	*	Anixter International, Inc	134,670
2,393	*	Coherent, Inc	155,808
8,471	*	II-VI, Inc	157,222
8,857	*	Immersion Corp	103,273
3,413		InterDigital, Inc	167,373
9,900	*	InvenSense, Inc	101,277
11,432	*	Ixia	142,100
8,830		Jabil Circuit, Inc	205,651
4,800	*	NCR Corp	117,408
2,600	*	Netgear, Inc	108,966
6,000	*	Netscout Systems, Inc	184,200
13,000	*	Polycom, Inc	163,670
8,807	*	Sanmina Corp	181,248
2,070	*	Synaptics, Inc	166,304
2,580	*	Tech Data Corp	171,260
13,939	*	TTM Technologies, Inc	90,743
2,500	*	Universal Display Corp	136,100

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,578,066

TELECOMMUNICATION SERVICES - 1.5%
23,998	*	8x8, Inc	274,777
13,505		Inteliquent, Inc	239,984
40,284	*	Vonage Holdings Corp	231,230

		TOTAL TELECOMMUNICATION SERVICES	745,991

TRANSPORTATION - 2.1%
16,438	*	Air Transport Services Group, Inc	165,695
5,169	*	Atlas Air Worldwide Holdings, Inc	213,687
3,700	*	Hub Group, Inc (Class A)	121,915
3,646		Matson, Inc	155,429
10,111		Skywest, Inc	192,311
8,080	*	UTI Worldwide, Inc	56,802
10,461	*	YRC Worldwide, Inc	148,337

		TOTAL TRANSPORTATION	1,054,176

UTILITIES - 2.8%
5,490		American States Water Co	230,306
8,263		Avista Corp	292,263
5,754		Black Hills Corp	267,158
7,600		Portland General Electric Co	276,412
6,810		South Jersey Industries, Inc	160,171
2,503		Southwest Gas Corp	138,065

		TOTAL UTILITIES	1,364,375

		TOTAL COMMON STOCKS (Cost $45,628,863)	49,516,218

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 2.9%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.9%
1,424,802	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$1,424,802

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	1,424,802

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,424,802)	1,424,802

		TOTAL INVESTMENTS - 103.1% (Cost $47,053,665)	50,941,020
		OTHER ASSETS & LIABILITIES, NET - (3.1)%	(1,538,441)

		NET ASSETS - 100.0%	$49,402,579

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,367,222.

l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swaps agreements.

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.8%
229		BorgWarner, Inc	$9,900
23,923		Ford Motor Co	337,075
1,838		Harley-Davidson, Inc	83,427
5,792		Johnson Controls, Inc	228,726
292	*	Modine Manufacturing Co	2,643
117	*	Tenneco, Inc	5,371
752	*	Tesla Motors, Inc	180,487

		TOTAL AUTOMOBILES & COMPONENTS	847,629

BANKS - 3.9%
470		Associated Banc-Corp	8,812
196		Bank of Hawaii Corp	12,328
7,766		BB&T Corp	293,632
200		Boston Private Financial Holdings, Inc	2,268
207		Camden National Corp	9,127
38		Capitol Federal Financial	477
72		Centerstate Banks of Florida, Inc	1,127
1,091		CIT Group, Inc	43,313
1,597		Comerica, Inc	66,803
22		Community Bank System, Inc	879
69		Cullen/Frost Bankers, Inc	4,140
486	*	FCB Financial Holdings, Inc	17,394
290		Federal Agricultural Mortgage Corp (Class C)	9,155
717		First Community Bancshares, Inc	13,358
414	*	HomeStreet, Inc	8,988
581	*	HomeTrust Bancshares, Inc	11,765
88		IBERIABANK Corp	4,846
13,273		Keycorp	175,071
2,110		M&T Bank Corp	255,690
528	*	MGIC Investment Corp	4,662
1,477		New York Community Bancorp, Inc	24,105
333		OFG Bancorp	2,438
145		Old National Bancorp	1,966
199		PacWest Bancorp	8,577
18		Peoples Bancorp, Inc	339
189		People’s United Financial, Inc	3,052
176	*	PHH Corp	2,851
3,541		PNC Financial Services Group, Inc	337,493
1,276		Popular, Inc	36,162
188		PrivateBancorp, Inc	7,712
355		Provident Financial Services, Inc	7,153
3,772		Radian Group, Inc	50,507
269	*	SVB Financial Group	31,984
31		TCF Financial Corp	438
50		UMB Financial Corp	2,327
102		United Bankshares, Inc	3,773
8,861		US Bancorp	378,099
157	*	Walker & Dunlop, Inc	4,523
107		Webster Financial Corp	3,979
49		Westamerica Bancorporation	2,291
169		Wilshire Bancorp, Inc	1,952
290		Zions Bancorporation	7,917

		TOTAL BANKS	1,863,473

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

CAPITAL GOODS - 6.2%
2,809		3M Co	$423,148
178		A.O. Smith Corp	13,637
3,470		Ametek, Inc	185,957
17		Applied Industrial Technologies, Inc	688
400	*	ArvinMeritor, Inc	3,340
1,187		Barnes Group, Inc	42,008
200		Briggs & Stratton Corp	3,460
1,027	*	Builders FirstSource, Inc	11,379
174		Caterpillar, Inc	11,825
33	*	Chart Industries, Inc	593
81	*	Colfax Corp	1,891
1,613		Cummins, Inc	141,960
3,753		Danaher Corp	348,579
2,607		Deere & Co	198,836
644		Dover Corp	39,484
2,685		Eaton Corp	139,727
72		EnerSys	4,027
139	*	Esterline Technologies Corp	11,259
1,324		Fastenal Co	54,046
123		Fluor Corp	5,808
246		Graco, Inc	17,729
117		Hexcel Corp	5,435
3,067		Illinois Tool Works, Inc	284,250
1,107		Ingersoll-Rand plc	61,206
245		Lincoln Electric Holdings, Inc	12,713
3,766		Masco Corp	106,578
232		Nordson Corp	14,883
1,418		Owens Corning, Inc	66,689
2,211		Paccar, Inc	104,801
361		Parker Hannifin Corp	35,010
959		Pentair plc	47,499
1,254		Precision Castparts Corp	290,941
934	*	Quanta Services, Inc	18,913
711		Rockwell Automation, Inc	72,956
205		Rockwell Collins, Inc	18,921
340		Roper Industries, Inc	64,529
55		TAL International Group, Inc	874
264		Tennant Co	14,853
143		Timken Co	4,088
328	*	United Rentals, Inc	23,793
23		Valmont Industries, Inc	2,438
44		W.W. Grainger, Inc	8,914
179		Woodward Governor Co	8,889
86		Xylem, Inc	3,139

		TOTAL CAPITAL GOODS	2,931,693

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
302		Acacia Research (Acacia Technologies)	1,296
2,963	*	ACCO Brands Corp	21,126
93		CEB, Inc	5,709
245		Deluxe Corp	13,362
709		Dun & Bradstreet Corp	73,686
217		Equifax, Inc	24,167
366		Heidrick & Struggles International, Inc	9,963
168		HNI Corp	6,058
73	*	IHS, Inc (Class A)	8,646
190		Interface, Inc	3,637
291		Manpower, Inc	24,528
1,111		R.R. Donnelley & Sons Co	16,354
1,338		Robert Half International, Inc	63,073
160	*	RPX Corp	1,760
282		Tetra Tech, Inc	7,338
941		Waste Management, Inc	50,221

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	330,924

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.3%
200		Callaway Golf Co	$1,884
10		Columbia Sportswear Co	487
14	*	Deckers Outdoor Corp	661
13		Hasbro, Inc	876
3,914		Mattel, Inc	106,343
72	*	Meritage Homes Corp	2,447
95	*	Mohawk Industries, Inc	17,992
200		Movado Group, Inc	5,142
6,412		Nike, Inc (Class B)	400,750
71	*	Tempur-Pedic International, Inc	5,003
2		Tupperware Corp	111
506	*	Under Armour, Inc (Class A)	40,789
323		VF Corp	20,107
92		Whirlpool Corp	13,512

		TOTAL CONSUMER DURABLES & APPAREL	616,104

CONSUMER SERVICES - 3.0%
55		Bob Evans Farms, Inc	2,137
200		Brinker International, Inc	9,590
754		Choice Hotels International, Inc	38,009
800		Darden Restaurants, Inc	50,912
13		DineEquity, Inc	1,101
128		Domino’s Pizza, Inc	14,240
60		Dunkin Brands Group, Inc	2,555
2,846		Marriott International, Inc (Class A)	190,796
3,990		McDonald’s Corp	471,378
3,548	*	MGM Resorts International	80,611
111	*	Popeyes Louisiana Kitchen, Inc	6,493
333		Royal Caribbean Cruises Ltd	33,703
1,081	*	Ruby Tuesday, Inc	5,956
58	*	ServiceMaster Global Holdings, Inc	2,276
177		Sonic Corp	5,719
7,021		Starbucks Corp	421,471
1,075		Starwood Hotels & Resorts Worldwide, Inc	74,476
6		Vail Resorts, Inc	768

		TOTAL CONSUMER SERVICES	1,412,191

DIVERSIFIED FINANCIALS - 6.4%
5,030		American Express Co	349,836
7,990		Bank of New York Mellon Corp	329,348
936		BlackRock, Inc	318,727
9,289		Charles Schwab Corp	305,887
2,462		CME Group, Inc	223,057
34	*	Credit Acceptance Corp	7,277
4,703		Discover Financial Services	252,175
49		Factset Research Systems, Inc	7,966
3,534		Franklin Resources, Inc	130,122
221	*	Green Dot Corp	3,629
1,022		IntercontinentalExchange Group, Inc	261,898
3,959		Invesco Ltd	132,547
466		Janus Capital Group, Inc	6,566
566		Legg Mason, Inc	22,204
785		NASDAQ OMX Group, Inc	45,663
3,726		Northern Trust Corp	268,607
3,559		State Street Corp	236,175
2,144		T Rowe Price Group, Inc	153,275

		TOTAL DIVERSIFIED FINANCIALS	3,054,959

ENERGY - 6.2%
2,538		Apache Corp	112,865
49		Archrock, Inc	368
1,606		Baker Hughes, Inc	74,117
1,540	*	Callon Petroleum Co	12,844

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,455	*	Cameron International Corp	$91,956
56		CARBO Ceramics, Inc	963
1,640	*	Cheniere Energy, Inc	61,090
758		Cimarex Energy Co	67,750
2,376	*	Clean Energy Fuels Corp	8,554
4,546		Columbia Pipeline Group, Inc	90,920
299	*	Concho Resources, Inc	27,765
1,756		ConocoPhillips	81,988
2,323	*	Continental Resources, Inc	53,383
3,677		Devon Energy Corp	117,664
3,732		EOG Resources, Inc	264,188
729		EQT Corp	38,003
25	*	FMC Technologies, Inc	725
66	*	Geospace Technologies Corp	929
2,768		Hess Corp	134,193
3,290		Kinder Morgan, Inc	49,087
4,618		Marathon Oil Corp	58,141
3,935		Marathon Petroleum Corp	203,990
22	*	Matrix Service Co	452
3,753		National Oilwell Varco, Inc	125,688
347	*	Natural Gas Services Group, Inc	7,738
2,468		Noble Energy, Inc	81,271
4,039		Occidental Petroleum Corp	273,077
4		Oceaneering International, Inc	150
2	*	Oil States International, Inc	54
1,358		Oneok, Inc	33,488
3	*	PDC Energy, Inc	160
3,548		Phillips 66	290,226
1,135		Pioneer Natural Resources Co	142,306
12		Range Resources Corp	295
5	*	SEACOR Holdings, Inc	263
588		SM Energy Co	11,560
398	*	Southwestern Energy Co	2,830
7,118		Spectra Energy Corp	170,405
893		Superior Energy Services	12,029
81		Tesoro Corp	8,535
377	*	Ultra Petroleum Corp	943
133	*	Unit Corp	1,623
854		Valero Energy Corp	60,386
1,514	*	Weatherford International Ltd	12,702
1,460		Western Refining, Inc	52,005
103	*	Whiting Petroleum Corp	972
3,877		Williams Cos, Inc	99,639

		TOTAL ENERGY	2,940,280

FOOD & STAPLES RETAILING - 1.2%
6,391		Kroger Co	267,336
128		Spartan Stores, Inc	2,770
6,073		Sysco Corp	248,993
1,505		Whole Foods Market, Inc	50,417

		TOTAL FOOD & STAPLES RETAILING	569,516

FOOD, BEVERAGE & TOBACCO - 4.2%
286		Bunge Ltd	19,528
1,966		Campbell Soup Co	103,313
1,136		ConAgra Foods, Inc	47,894
151	*	Darling International, Inc	1,589
302		Dr Pepper Snapple Group, Inc	28,146
127		Flowers Foods, Inc	2,729
5,148		General Mills, Inc	296,834
41		Hormel Foods Corp	3,242
286		J.M. Smucker Co	35,275
3,675		Kellogg Co	265,592
400		Keurig Green Mountain, Inc	35,992

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,275		Kraft Heinz Co	$165,529
97	*	Landec Corp	1,148
585		Mead Johnson Nutrition Co	46,186
8,638		Mondelez International, Inc	387,328
5,461		PepsiCo, Inc	545,663
88		Tootsie Roll Industries, Inc	2,780

		TOTAL FOOD, BEVERAGE & TOBACCO	1,988,768

HEALTH CARE EQUIPMENT & SERVICES - 4.0%
489	*	Acadia Healthcare Co, Inc	30,543
79	*	Align Technology, Inc	5,202
844	*	Amedisys, Inc	33,186
1,455		AmerisourceBergen Corp	150,898
389	*	AMN Healthcare Services, Inc	12,079
55	*	Amsurg Corp	4,180
1,112		Anthem, Inc	155,057
142	*	athenahealth, Inc	22,858
702	*	AtriCure, Inc	15,753
1,926		Becton Dickinson & Co	296,777
386	*	Brookdale Senior Living, Inc	7,126
650	*	Capital Senior Living Corp	13,559
2,071		Cardinal Health, Inc	184,878
963	*	Centene Corp	63,375
275	*	Cerner Corp	16,547
2,506	*	Cerus Corp	15,838
41		Chemed Corp	6,142
1,547		Cigna Corp	226,373
55		Dentsply International, Inc	3,347
336	*	Edwards Lifesciences Corp	26,537
434	*	ExamWorks Group, Inc	11,544
1,269	*	GenMark Diagnostics, Inc	9,847
85	*	Greatbatch, Inc	4,463
875	*	Healthways, Inc	11,261
147	*	Henry Schein, Inc	23,254
84	*	HMS Holdings Corp	1,037
328	*	Hologic, Inc	12,690
1,038		Humana, Inc	185,293
609	*	Idexx Laboratories, Inc	44,408
599	*	Inverness Medical Innovations, Inc	23,415
555	*	LDR Holding Corp	13,936
389	*	LHC Group, Inc	17,618
548	*	LifePoint Hospitals, Inc	40,223
534	*	Molina Healthcare, Inc	32,109
60	*	Natus Medical, Inc	2,883
645	*	Omnicell, Inc	20,047
1,080	*	OraSure Technologies, Inc	6,955
61		Owens & Minor, Inc	2,195
634		Patterson Cos, Inc	28,663
580	*	PharMerica Corp	20,300
324	*	Premier, Inc	11,428
321	*	Providence Service Corp	15,061
35	*	Sirona Dental Systems, Inc	3,835
388	*	Surgical Care Affiliates, Inc	15,446
111	*	Triple-S Management Corp (Class B)	2,654
1,177		Universal American Corp	8,239
340		US Physical Therapy, Inc	18,251
516	*	Vascular Solutions, Inc	17,745
775	*	Vocera Communications, Inc	9,455

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,904,510

HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
5		Clorox Co	634
4,937		Colgate-Palmolive Co	328,903
1,031		Estee Lauder Cos (Class A)	90,790

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

724		Kimberly-Clark Corp	$92,165
350	*	Medifast, Inc	10,633
8,539		Procter & Gamble Co	678,082

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,201,207

INSURANCE - 5.8%
2,611		ACE Ltd	305,095
4,542		Aflac, Inc	272,066
105		Arthur J. Gallagher & Co	4,299
959		Aspen Insurance Holdings Ltd	46,320
239		Axis Capital Holdings Ltd	13,437
5,661	*	Berkshire Hathaway, Inc (Class B)	747,478
2,177		Chubb Corp	288,757
2,226		Hartford Financial Services Group, Inc	96,742
1,559		Marsh & McLennan Cos, Inc	86,446
104		PartnerRe Ltd	14,533
2,300		Principal Financial Group	103,454
14		ProAssurance Corp	679
5,214		Progressive Corp	165,805
3,619		Prudential Financial, Inc	294,623
156		RenaissanceRe Holdings Ltd	17,658
124		Stewart Information Services Corp	4,629
2,681		Travelers Cos, Inc	302,578

		TOTAL INSURANCE	2,764,599

MATERIALS - 4.0%
2,153		Air Products & Chemicals, Inc	280,127
59		Albemarle Corp	3,305
47		Aptargroup, Inc	3,415
1,404		Avery Dennison Corp	87,975
611		Ball Corp	44,438
6		Bemis Co, Inc	268
64		Carpenter Technology Corp	1,937
456		Celanese Corp (Series A)	30,702
699	*	Century Aluminum Co	3,090
18	*	Clearwater Paper Corp	820
1,284		Commercial Metals Co	17,578
110		Compass Minerals International, Inc	8,280
344		Eastman Chemical Co	23,223
2,527		Ecolab, Inc	289,038
265	*	Flotek Industries, Inc	3,032
695		H.B. Fuller Co	25,347
182		Innophos Holdings, Inc	5,274
72		International Flavors & Fragrances, Inc	8,614
1,821		International Paper Co	68,652
1,436	*	Louisiana-Pacific Corp	25,862
2,755		LyondellBasell Industries AF S.C.A	239,410
394		Minerals Technologies, Inc	18,069
946		Mosaic Co	26,100
4,076		Nucor Corp	164,263
121		PolyOne Corp	3,843
2,386		Praxair, Inc	244,326
102		Reliance Steel & Aluminum Co	5,907
1,060		Royal Gold, Inc	38,658
157		Sealed Air Corp	7,002
209		Sherwin-Williams Co	54,256
586	*	Stillwater Mining Co	5,022
532		Valspar Corp	44,129
79		Wausau Paper Corp	808
1,333		WestRock Co	60,811
1,008		Worthington Industries, Inc	30,381

		TOTAL MATERIALS	1,873,962

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

MEDIA - 3.3%
425	*	Charter Communications, Inc	$77,818
156		Cinemark Holdings, Inc	5,215
1,162	*	Clear Channel Outdoor Holdings, Inc (Class A)	6,496
2,735	*	Discovery Communications, Inc (Class A)	72,970
3,954	*	Discovery Communications, Inc (Class C)	99,720
496	*	DreamWorks Animation SKG, Inc (Class A)	12,782
1,519		Entravision Communications Corp (Class A)	11,711
83		John Wiley & Sons, Inc (Class A)	3,737
2,180		New York Times Co (Class A)	29,256
149		Scripps Networks Interactive (Class A)	8,226
610		Sinclair Broadcast Group, Inc (Class A)	19,849
1,849		Time Warner Cable, Inc	343,156
4,680		Time Warner, Inc	302,656
5,701		Walt Disney Co	599,061

		TOTAL MEDIA	1,592,653

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.8%
430	*	Acadia Pharmaceuticals, Inc	15,330
702	*	Affymetrix, Inc	7,083
3,090		Agilent Technologies, Inc	129,193
1,581	*	Akorn, Inc	58,987
1,080	*	Alexion Pharmaceuticals, Inc	206,010
3,009		Amgen, Inc	488,451
521	*	Ariad Pharmaceuticals, Inc	3,256
1,073	*	Biogen Idec, Inc	328,713
729	*	BioMarin Pharmaceutical, Inc	76,370
24		Bio-Techne Corp	2,160
414	*	Bluebird Bio, Inc	26,587
6,848		Bristol-Myers Squibb Co	471,074
639	*	Cambrex Corp	30,091
3,318	*	Celgene Corp	397,364
629	*	Cempra, Inc	19,581
555	*	Cepheid, Inc	20,274
1,518	*	Depomed, Inc	27,521
5,337		Gilead Sciences, Inc	540,051
969	*	Immunomedics, Inc	2,975
414	*	Intra-Cellular Therapies, Inc	22,269
8,123		Johnson & Johnson	834,395
317	*	Kite Pharma, Inc	19,534
3,159	*	MannKind Corp	4,581
10,340		Merck & Co, Inc	546,159
23	*	Mettler-Toledo International, Inc	7,800
1,190	*	MiMedx Group, Inc	11,150
1,888	*	Nektar Therapeutics	31,813
2,037	*	Opko Health, Inc	20,472
4,450	*	Orexigen Therapeutics, Inc	7,654
122		PerkinElmer, Inc	6,536
485	*	Prothena Corp plc	33,033
121	*	Quintiles Transnational Holdings, Inc	8,308
580	*	Relypsa, Inc	16,437
238	*	Repligen Corp	6,733
50	*	Sage Therapeutics, Inc	2,915
1,256	*	Sangamo Biosciences, Inc	11,467
902	*	Sarepta Therapeutics, Inc	34,799
743	*	Sucampo Pharmaceuticals, Inc (Class A)	12,847
138	*	TESARO, Inc	7,220
1,080	*	Tetraphase Pharmaceuticals, Inc	10,832
1,486		Thermo Electron Corp	210,789
1,340	*	Vertex Pharmaceuticals, Inc	168,612
562	*	Waters Corp	75,634
1,776	*	Xenoport, Inc	9,750
493	*	Zafgen, Inc	3,101
3,032		Zoetis Inc	145,293

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,121,204

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 4.6%
203		American Campus Communities, Inc	$8,392
3,213		American Tower Corp	311,501
11,186		Annaly Capital Management, Inc	104,925
961		Boston Properties, Inc	122,566
1,680	*	CBRE Group, Inc	58,094
339		Coresite Realty	19,228
2,671		Crown Castle International Corp	230,908
64		Digital Realty Trust, Inc	4,840
165		Douglas Emmett, Inc	5,145
1,687		Duke Realty Corp	35,461
29		Equity One, Inc	787
1,322		Equity Residential	107,862
1,212		First Industrial Realty Trust, Inc	26,821
4,150		HCP, Inc	158,696
89		Healthcare Realty Trust, Inc	2,520
5,118		Host Marriott Corp	78,510
968		Iron Mountain, Inc	26,146
15		Jones Lang LaSalle, Inc	2,398
14		Kilroy Realty Corp	886
325		Liberty Property Trust	10,091
488		Macerich Co	39,377
213		Mid-America Apartment Communities, Inc	19,342
4,055		Prologis, Inc	174,040
765		Ryman Hospitality Properties	39,505
1,846		Simon Property Group, Inc	358,936
860		Ventas, Inc	48,530
1,079		Vornado Realty Trust	107,857
17		Washington REIT	460
1,122		Welltower, Inc	76,330
149		Weyerhaeuser Co	4,467

		TOTAL REAL ESTATE	2,184,621

RETAILING - 3.2%
1,088	*	1-800-FLOWERS.COM, Inc (Class A)	7,921
77		Aaron’s, Inc	1,724
1,224		American Eagle Outfitters, Inc	18,972
318	*	AutoZone, Inc	235,927
1,626	*	Bed Bath & Beyond, Inc	78,455
1,193		Best Buy Co, Inc	36,327
62	*	Cabela’s, Inc	2,897
852	*	Carmax, Inc	45,982
8		Chico’s FAS, Inc	85
403	*	FTD Cos, Inc	10,547
6		GameStop Corp (Class A)	168
4,256		Gap, Inc	105,123
259		GNC Holdings, Inc	8,034
270		HSN, Inc	13,681
1,923		Kohl’s Corp	91,592
202	*	LKQ Corp	5,985
5,027		Lowe’s Companies, Inc	382,253
2,212	*	NetFlix, Inc	253,009
701		Nordstrom, Inc	34,917
1,890	*	Office Depot, Inc	10,660
69		Outerwall, Inc	2,521
359	*	Overstock.com, Inc	4,409
278		Pier 1 Imports, Inc	1,415
753		Ross Stores, Inc	40,519
503	*	Shutterfly, Inc	22,414
5,018		Staples, Inc	47,520
135		Tiffany & Co	10,299
205	*	Ulta Salon Cosmetics & Fragrance, Inc	37,925
7		Williams-Sonoma, Inc	409
66		Winmark Corp	6,139

		TOTAL RETAILING	1,517,829

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
652	*	Advanced Micro Devices, Inc	$1,871
9		Analog Devices, Inc	498
13,348		Applied Materials, Inc	249,207
125	*	Cirrus Logic, Inc	3,691
16,786		Intel Corp	578,278
227		Lam Research Corp	18,028
111		Microchip Technology, Inc	5,166
5,111	*	ON Semiconductor Corp	50,088
842		Skyworks Solutions, Inc	64,691
902	*	SunPower Corp	27,069
315		Teradyne, Inc	6,511
6,339		Texas Instruments, Inc	347,441

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,352,539

SOFTWARE & SERVICES - 11.9%
3,585		Accenture plc	374,632
756	*	Actua Corp	8,656
3,517	*	Adobe Systems, Inc	330,387
793	*	Alphabet, Inc (Class A)	616,962
809	*	Alphabet, Inc (Class C)	613,934
1,319	*	Angie’s List, Inc	12,333
1,582	*	Autodesk, Inc	96,391
727		Automatic Data Processing, Inc	61,591
1,228		Broadridge Financial Solutions, Inc	65,980
4,000		CA, Inc	114,240
191	*	Cadence Design Systems, Inc	3,975
31	*	Cimpress NV	2,515
5,105	*	Cognizant Technology Solutions Corp (Class A)	306,402
505	*	comScore, Inc	20,781
155		Convergys Corp	3,858
532	*	Ellie Mae, Inc	32,042
54		Fair Isaac Corp	5,086
1,096	*	FireEye, Inc	22,731
3,848	*	Glu Mobile, Inc	9,351
121	*	Infoblox, Inc	2,225
1,513	*	Internap Network Services Corp	9,683
3,608		International Business Machines Corp	496,533
2,922		Intuit, Inc	281,973
695		j2 Global, Inc	57,212
533	*	Liquidity Services, Inc	3,465
262	*	Manhattan Associates, Inc	17,337
587	*	Marketo, Inc	16,853
4,493		Mastercard, Inc (Class A)	437,438
2,640	*	Monster Worldwide, Inc	15,127
55	*	NetSuite, Inc	4,654
189	*	NeuStar, Inc (Class A)	4,530
12,801		Oracle Corp	467,621
635	*	Perficient, Inc	10,871
417	*	Qualys, Inc	13,799
4,303	*	Salesforce.com, Inc	337,355
1,102	*	ServiceSource International LLC	5,080
123	*	SolarWinds, Inc	7,245
268	*	Stamps.com, Inc	29,375
7,639		Symantec Corp	160,419
118	*	Syntel, Inc	5,340
214	*	Teradata Corp	5,654
17	*	Tyler Technologies, Inc	2,963
67	*	Ultimate Software Group, Inc	13,099
150	*	Unisys Corp	1,658
496	*	Vasco Data Security International	8,298
898	*	Website Pros, Inc	17,969
441	*	Workday, Inc	35,139
19,943		Xerox Corp	211,994
7,160	*	Yahoo!, Inc	238,142

		TOTAL SOFTWARE & SERVICES	5,620,898

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
41		Belden CDT, Inc	$1,955
147	*	Benchmark Electronics, Inc	3,038
681		Black Box Corp	6,490
19,287		Cisco Systems, Inc	523,738
42		Cognex Corp	1,418
3,180		Corning, Inc	58,130
800	*	Cray, Inc	25,960
12,660		EMC Corp	325,109
1,050	*	Finisar Corp	15,267
12,211		HP, Inc	144,578
550		Ingram Micro, Inc (Class A)	16,709
169		InterDigital, Inc	8,288
306	*	IPG Photonics Corp	27,283
14	*	Itron, Inc	506
462		Jabil Circuit, Inc	10,760
554		Lexmark International, Inc (Class A)	17,977
1,584		Motorola, Inc	108,425
60	*	Netgear, Inc	2,515
18		Plantronics, Inc	854
494	*	QLogic Corp	6,027
6,952		Qualcomm, Inc	347,496
2,705	*	Quantum Corp	2,516
227	*	RealD, Inc	2,395
676		SanDisk Corp	51,369
172	*	Super Micro Computer, Inc	4,216
26	*	Tech Data Corp	1,726
184	*	TTM Technologies, Inc	1,198
87	*	Universal Display Corp	4,736

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,720,679

TELECOMMUNICATION SERVICES - 1.9%
1,016	*	Boingo Wireless, Inc	6,726
6,724		CenturyTel, Inc	169,176
1,541	*	Cincinnati Bell, Inc	5,547
194		IDT Corp (Class B)	2,262
635	*	Level 3 Communications, Inc	34,518
15,330	*	Sprint Corp	55,495
13,585		Verizon Communications, Inc	627,899
1,213	*	Vonage Holdings Corp	6,963

		TOTAL TELECOMMUNICATION SERVICES	908,586

TRANSPORTATION - 2.8%
8		Allegiant Travel Co	1,343
903	*	Avis Budget Group, Inc	32,770
6		CH Robinson Worldwide, Inc	372
5,301		CSX Corp	137,561
855		Delta Air Lines, Inc	43,340
176	*	Echo Global Logistics, Inc	3,589
1,934		Norfolk Southern Corp	163,597
6		Ryder System, Inc	341
6,725		Southwest Airlines Co	289,578
330	*	Spirit Airlines, Inc	13,150
3,373		Union Pacific Corp	263,769
3,796		United Parcel Service, Inc (Class B)	365,289

		TOTAL TRANSPORTATION	1,314,699

UTILITIES - 3.2%
102		American Water Works Co, Inc	6,095
2,186		Centerpoint Energy, Inc	40,135
3,513		Consolidated Edison, Inc	225,781
2,949		Duke Energy Corp	210,529
2,842		Eversource Energy	145,141
4		ITC Holdings Corp	157

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES	COMPANY	VALUE

601	MGE Energy, Inc	$27,886
220	New Jersey Resources Corp	7,251
3,165	NextEra Energy, Inc	328,812
3,748	Pepco Holdings, Inc	97,486
1,453	Piedmont Natural Gas Co, Inc	82,850
3	Pinnacle West Capital Corp	193
326	Public Service Enterprise Group, Inc	12,613
2,089	Sempra Energy	196,387
956	South Jersey Industries, Inc	22,485
926	TECO Energy, Inc	24,678
58	Unitil Corp	2,081
478	WEC Energy Group, Inc	24,526
280	WGL Holdings, Inc	17,637
1,100	Xcel Energy, Inc	39,501

	TOTAL UTILITIES	1,512,224

	TOTAL COMMON STOCKS (Cost $30,856,871)	47,145,747

	TOTAL INVESTMENTS - 99.4% (Cost $30,856,871)	47,145,747
	OTHER ASSETS & LIABILITIES, NET - 0.6%	262,200

	NET ASSETS - 100.0%	$47,407,947

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 1.1%
1,481	*	American Axle & Manufacturing Holdings, Inc	$28,050
3,256		BorgWarner, Inc	140,757
852		Cooper Tire & Rubber Co	32,248
195	*	Cooper-Standard Holding, Inc	15,130
2,343		Dana Holding Corp	32,333
4,198		Delphi Automotive plc	359,894
572	*,e	Dorman Products, Inc	27,153
349		Drew Industries, Inc	21,251
425	*,e	Federal Mogul Corp (Class A)	2,911
58,040		Ford Motor Co	817,784
243	*	Fox Factory Holding Corp	4,017
24,098		General Motors Co	819,573
4,344		Gentex Corp	69,547
573	*	Gentherm, Inc	27,160
3,887		Goodyear Tire & Rubber Co	126,988
2,911		Harley-Davidson, Inc	132,130
259	*	Horizon Global Corp	2,686
9,822		Johnson Controls, Inc	387,871
1,159		Lear Corp	142,360
387		Metaldyne Performance Group, Inc	7,098
671	*	Modine Manufacturing Co	6,073
364	*	Motorcar Parts of America, Inc	12,307
289		Standard Motor Products, Inc	10,996
449	*	Stoneridge, Inc	6,645
47		Strattec Security Corp	2,655
336		Superior Industries International, Inc	6,189
882	*	Tenneco, Inc	40,493
1,471	*,e	Tesla Motors, Inc	353,055
658		Thor Industries, Inc	36,947
428		Tower International, Inc	12,228
652	*	Visteon Corp	74,654
510	e	Winnebago Industries, Inc	10,149

		TOTAL AUTOMOBILES & COMPONENTS	3,769,332

BANKS - 6.2%
235		1st Source Corp	7,254
101	e	Access National Corp	2,066
98		American National Bankshares, Inc	2,510
459		Ameris Bancorp	15,601
129	e	Ames National Corp	3,133
430		Apollo Residential Mortgage	5,139
165		Arrow Financial Corp	4,483
2,146		Associated Banc-Corp	40,238
1,306		Astoria Financial Corp	20,700
110		Banc of California, Inc	1,608
130		Bancfirst Corp	7,621
541		Banco Latinoamericano de Exportaciones S.A. (Class E)	14,028
1,389		Bancorpsouth, Inc	33,322
838		Bank Mutual Corp	6,536
157,210		Bank of America Corp	2,645,844
757		Bank of Hawaii Corp	47,615
87		Bank of Marin Bancorp	4,646
1,130		Bank of the Ozarks, Inc	55,890
300		BankFinancial Corp	3,789
1,410		BankUnited	50,845
303		Banner Corp	13,896

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

89		Bar Harbor Bankshares	$3,063
11,666		BB&T Corp	441,091
982		BBCN Bancorp, Inc	16,910
90	*	BBX Capital Corp	1,409
194	*	Bear State Financial, Inc	2,101
1,199	*	Beneficial Bancorp, Inc	15,971
428		Berkshire Hills Bancorp, Inc	12,459
400		Blue Hills Bancorp, Inc	6,124
359		BNC Bancorp	9,111
1,028	*,e	BofI Holding, Inc	21,639
603	e	BOK Financial Corp	36,053
1,073		Boston Private Financial Holdings, Inc	12,168
156		Bridge Bancorp, Inc	4,747
771		Brookline Bancorp, Inc	8,867
253		Bryn Mawr Bank Corp	7,266
124	*	BSB Bancorp, Inc	2,900
89	*	C1 Financial, Inc	2,155
87		Camden National Corp	3,836
321		Capital Bank Financial Corp	10,266
156		Capital City Bank Group, Inc	2,395
2,763		Capitol Federal Financial	34,703
459		Cardinal Financial Corp	10,442
333	*	Cascade Bancorp	2,021
1,068		Cathay General Bancorp	33,460
659		Centerstate Banks of Florida, Inc	10,313
335		Central Pacific Financial Corp	7,377
47		Century Bancorp, Inc	2,043
244		Charter Financial Corp	3,223
486		Chemical Financial Corp	16,655
2,656		CIT Group, Inc	105,443
45,420		Citigroup, Inc	2,350,485
167		Citizens & Northern Corp	3,507
4,534		Citizens Financial Group, Inc	118,745
211		City Holding Co	9,630
623		Clifton Bancorp, Inc	8,934
194		CNB Financial Corp	3,498
534		CoBiz, Inc	7,166
830		Columbia Banking System, Inc	26,983
2,657		Comerica, Inc	111,142
1,528		Commerce Bancshares, Inc	65,001
628		Community Bank System, Inc	25,082
222		Community Trust Bancorp, Inc	7,761
130	*	CommunityOne Bancorp	1,751
422		ConnectOne Bancorp, Inc	7,887
246	*	CU Bancorp	6,239
907		Cullen/Frost Bankers, Inc	54,420
384	*	Customers Bancorp, Inc	10,453
1,534		CVB Financial Corp	25,955
451		Dime Community Bancshares	7,888
430	*	Eagle Bancorp, Inc	21,702
2,157		East West Bancorp, Inc	89,645
100		Enterprise Bancorp, Inc	2,285
265		Enterprise Financial Services Corp	7,513
767	*	Essent Group Ltd	16,790
1,397		EverBank Financial Corp	22,324
102	*	Farmers Capital Bank Corp	2,765
407	*	FCB Financial Holdings, Inc	14,567
115		Federal Agricultural Mortgage Corp (Class C)	3,631
222		Fidelity Southern Corp	4,953
12,139		Fifth Third Bancorp	243,994
202		Financial Institutions, Inc	5,656
264		First Bancorp (NC)	4,947
1,662	*	First Bancorp (Puerto Rico)	5,402
162		First Bancorp, Inc	3,316
324		First Busey Corp	6,684
408		First Business Financial Services, Inc	10,204

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

154		First Citizens Bancshares, Inc (Class A)	$39,758
1,229		First Commonwealth Financial Corp	11,147
242		First Community Bancshares, Inc	4,508
240		First Connecticut Bancorp	4,178
120		First Defiance Financial Corp	4,534
747		First Financial Bancorp	13,498
1,215	e	First Financial Bankshares, Inc	36,657
188		First Financial Corp	6,386
3,378		First Horizon National Corp	49,049
284		First Interstate Bancsystem, Inc	8,256
557		First Merchants Corp	14,159
1,128		First Midwest Bancorp, Inc	20,789
221	*	First NBC Bank Holding Co	8,263
5,097		First Niagara Financial Group, Inc	55,302
162		First of Long Island Corp	4,860
2,140		First Republic Bank	141,368
2,387		FirstMerit Corp	44,518
298	*	Flagstar Bancorp, Inc	6,887
358		Flushing Financial Corp	7,747
2,437		FNB Corp	32,510
185		Fox Chase Bancorp, Inc	3,754
76	*	Franklin Financial Network, Inc	2,385
2,541		Fulton Financial Corp	33,058
177		German American Bancorp, Inc	5,898
1,082	e	Glacier Bancorp, Inc	28,705
135		Great Southern Bancorp, Inc	6,110
592		Great Western Bancorp, Inc	17,180
155	*	Green Bancorp, Inc	1,624
185		Guaranty Bancorp	3,060
222	*	Hampton Roads Bankshares, Inc	409
1,231		Hancock Holding Co	30,984
554		Hanmi Financial Corp	13,141
259		Heartland Financial USA, Inc	8,122
279		Heritage Commerce Corp	3,337
434		Heritage Financial Corp	8,177
260		Heritage Oaks Bancorp	2,083
1,094	*	Hilltop Holdings, Inc	21,027
817		Home Bancshares, Inc	33,105
314	*	HomeStreet, Inc	6,817
265	*	HomeTrust Bancshares, Inc	5,366
123		Horizon Bancorp	3,439
11,643		Huntington Bancshares, Inc	128,772
620		IBERIABANK Corp	34,143
119	*	Impac Mortgage Holdings, Inc	2,142
374		Independent Bank Corp (MA)	17,398
308		Independent Bank Corp (MI)	4,691
123		Independent Bank Group, Inc	3,936
774		International Bancshares Corp	19,892
4,963		Investors Bancorp, Inc	61,740
55,551		JPMorgan Chase & Co	3,668,032
1,603		Kearny Financial Corp	20,310
12,707		Keycorp	167,605
509		Lakeland Bancorp, Inc	6,001
350		Lakeland Financial Corp	16,317
693		LegacyTexas Financial Group, Inc	17,339
80	*	LendingTree, Inc	7,142
2,446		M&T Bank Corp	296,406
318		MainSource Financial Group, Inc	7,276
1,081		MB Financial, Inc	34,992
226		Mercantile Bank Corp	5,546
60		Merchants Bancshares, Inc	1,889
895		Meridian Bancorp, Inc	12,620
178		Meta Financial Group, Inc	8,176
4,883	*	MGIC Investment Corp	43,117
113		MidWestOne Financial Group, Inc	3,436
684		National Bank Holdings Corp	14,617

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

84	e	National Bankshares, Inc	$2,985
85	*,e	National Commerce Corp	2,129
2,023		National Penn Bancshares, Inc	24,944
569	*,e	Nationstar Mortgage Holdings, Inc	7,608
636		NBT Bancorp, Inc	17,732
6,765		New York Community Bancorp, Inc	110,405
451		NewBridge Bancorp	5,493
644	*	NMI Holdings, Inc	4,360
669		Northfield Bancorp, Inc	10,650
1,818		Northwest Bancshares, Inc	24,343
180		OceanFirst Financial Corp	3,605
1,552	*,e	Ocwen Financial Corp	10,817
596	e	OFG Bancorp	4,363
1,471		Old National Bancorp	19,947
150		Opus Bank	5,546
670		Oritani Financial Corp	11,055
241		Pacific Continental Corp	3,586
300	*	Pacific Premier Bancorp, Inc	6,375
1,661		PacWest Bancorp	71,589
188		Park National Corp	17,010
651		Park Sterling Bank	4,765
225		Peapack Gladstone Financial Corp	4,640
67	e	Penns Woods Bancorp, Inc	2,845
164		Pennsylvania Commerce Bancorp, Inc	5,146
165	*	PennyMac Financial Services, Inc	2,534
261		Peoples Bancorp, Inc	4,917
101		Peoples Financial Services Corp	3,846
4,665	e	People’s United Financial, Inc	75,340
717	*	PHH Corp	11,615
519		Pinnacle Financial Partners, Inc	26,656
7,764		PNC Financial Services Group, Inc	739,987
1,622		Popular, Inc	45,967
147		Preferred Bank	4,854
1,130		PrivateBancorp, Inc	46,353
1,121		Prosperity Bancshares, Inc	53,651
1,207		Provident Financial Services, Inc	24,321
170		QCR Holdings, Inc	4,129
2,750		Radian Group, Inc	36,823
20,164		Regions Financial Corp	193,574
583		Renasant Corp	20,061
120		Republic Bancorp, Inc (Class A)	3,169
499		S&T Bancorp, Inc	15,379
330		Sandy Spring Bancorp, Inc	8,897
332	*	Seacoast Banking Corp of Florida	4,973
319		ServisFirst Bancshares, Inc	15,162
163		Sierra Bancorp	2,877
719	*	Signature Bank	110,273
431		Simmons First National Corp (Class A)	22,136
350		South State Corp	25,183
362	e	Southside Bancshares, Inc	8,695
265		Southwest Bancorp, Inc	4,632
397		State Bank & Trust Co	8,349
1,738		Sterling Bancorp/DE	28,190
210		Stock Yards Bancorp, Inc	7,936
134		Stonegate Bank	4,403
192	*	Stonegate Mortgage Corp	1,046
155		Suffolk Bancorp	4,394
137	*	Sun Bancorp, Inc	2,828
7,661		SunTrust Banks, Inc	328,197
747	*	SVB Financial Group	88,818
2,139		Synovus Financial Corp	69,261
790		Talmer Bancorp Inc	14,307
2,235		TCF Financial Corp	31,558
150		Territorial Bancorp, Inc	4,161
739	*	Texas Capital Bancshares, Inc	36,521
1,038		TFS Financial Corp	19,546

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

434	*	The Bancorp, Inc	$2,765
216		Tompkins Trustco, Inc	12,131
634		TowneBank	13,232
330		Trico Bancshares	9,055
296	*	Tristate Capital Holdings, Inc	4,141
207	*	Triumph Bancorp, Inc	3,416
1,974		Trustco Bank Corp NY	12,120
970		Trustmark Corp	22,349
569		UMB Financial Corp	26,487
3,165		Umpqua Holdings Corp	50,324
621		Union Bankshares Corp	15,674
1,151	e	United Bankshares, Inc	42,576
765		United Community Banks, Inc	14,910
680		United Community Financial Corp	4,012
707		United Financial Bancorp, Inc (New)	9,106
282		Univest Corp of Pennsylvania	5,883
25,106		US Bancorp	1,071,273
3,310		Valley National Bancorp	32,604
387	*	Walker & Dunlop, Inc	11,149
743	*,e	Walter Investment Management Corp	10,565
1,359		Washington Federal, Inc	32,385
217		Washington Trust Bancorp, Inc	8,576
486		Waterstone Financial, Inc	6,853
1,420		Webster Financial Corp	52,810
69,738		Wells Fargo & Co	3,790,958
549		WesBanco, Inc	16,481
239		West Bancorporation, Inc	4,720
667	e	Westamerica Bancorporation	31,182
1,222	*	Western Alliance Bancorp	43,821
1,094		Wilshire Bancorp, Inc	12,636
805		Wintrust Financial Corp	39,059
360		WSFS Financial Corp	11,650
362		Yadkin Financial Corp	9,112
2,937		Zions Bancorporation	80,180

		TOTAL BANKS	20,569,222

CAPITAL GOODS - 7.5%
9,497		3M Co	1,430,628
1,112		A.O. Smith Corp	85,190
587		Aaon, Inc	13,630
511		AAR Corp	13,434
654	*	Accuride Corp	1,086
865		Actuant Corp (Class A)	20,725
624		Acuity Brands, Inc	145,891
487	e	Advanced Drainage Systems, Inc	11,703
2,168	*	Aecom Technology Corp	65,105
522	*	Aegion Corp	10,080
908	*,e	Aerojet Rocketdyne Holdings, Inc	14,219
288	*	Aerovironment, Inc	8,487
1,278		AGCO Corp	58,008
1,500		Air Lease Corp	50,220
892		Aircastle Ltd	18,634
140		Alamo Group, Inc	7,294
401		Albany International Corp (Class A)	14,657
1,443		Allegion plc	95,123
87		Allied Motion Technologies, Inc	2,278
2,586		Allison Transmission Holdings, Inc	66,952
326		Altra Holdings, Inc	8,176
224	*	Ameresco, Inc	1,400
127	e	American Railcar Industries, Inc	5,878
105		American Science & Engineering, Inc	4,345
184	*	American Woodmark Corp	14,716
3,641		Ametek, Inc	195,121
418		Apogee Enterprises, Inc	18,187
783		Applied Industrial Technologies, Inc	31,704

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

250		Argan, Inc	$8,100
566	*	Armstrong World Industries, Inc	25,883
2,308	*	ArvinMeritor, Inc	19,272
261		Astec Industries, Inc	10,623
301	*	Astronics Corp	12,254
343		AZZ, Inc	19,060
768	*	Babcock & Wilcox Enterprises, Inc	16,028
880		Barnes Group, Inc	31,143
1,678		BE Aerospace, Inc	71,097
752	*	Beacon Roofing Supply, Inc	30,967
739	*	Blount International, Inc	7,250
290	*,e	BMC Stock Holdings, Inc	4,857
10,353		Boeing Co	1,496,940
600		Briggs & Stratton Corp	10,380
1,402	*	Builders FirstSource, Inc	15,534
1,845		BWX Technologies, Inc	58,616
232	*	CAI International, Inc	2,339
1,007		Carlisle Cos, Inc	89,311
8,962		Caterpillar, Inc	609,057
435	*	Chart Industries, Inc	7,813
1,410	e	Chicago Bridge & Iron Co NV	54,976
248		CIRCOR International, Inc	10,453
719		Clarcor, Inc	35,720
1,585	*	Colfax Corp	37,010
262		Columbus McKinnon Corp	4,952
536		Comfort Systems USA, Inc	15,233
414	*	Commercial Vehicle Group, Inc	1,143
965	*	Continental Building Products Inc	16,849
785		Crane Co	37,554
262		Cubic Corp	12,379
2,663		Cummins, Inc	234,371
772		Curtiss-Wright Corp	52,882
8,976		Danaher Corp	833,691
5,014	e	Deere & Co	382,418
1,031	*	DigitalGlobe, Inc	16,145
1,968		Donaldson Co, Inc	56,403
296		Douglas Dynamics, Inc	6,237
2,309		Dover Corp	141,565
139	*	Ducommun, Inc	2,255
174	*	DXP Enterprises, Inc	3,967
489	*	Dycom Industries, Inc	34,210
7,012		Eaton Corp	364,904
900		EMCOR Group, Inc	43,236
9,988		Emerson Electric Co	477,726
295		Encore Wire Corp	10,942
629		EnerSys	35,180
236		Engility Holdings, Inc	7,665
558	*,e	Enphase Energy, Inc	1,959
330		EnPro Industries, Inc	14,467
371		ESCO Technologies, Inc	13,408
456	*	Esterline Technologies Corp	36,936
4,312	e	Fastenal Co	176,016
743		Federal Signal Corp	11,777
1,937		Flowserve Corp	81,509
2,196		Fluor Corp	103,695
2,295		Fortune Brands Home & Security, Inc	127,372
640		Franklin Electric Co, Inc	17,299
165		Freightcar America, Inc	3,206
432	*,e	FuelCell Energy, Inc	2,143
505	*	Furmanite Corp	3,363
618	e	GATX Corp	26,296
994	*,e	Generac Holdings, Inc	29,591
705		General Cable Corp	9,468
4,398		General Dynamics Corp	604,109
140,774		General Electric Co	4,385,110
472	*	Gibraltar Industries, Inc	12,008

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

278		Global Brass & Copper Holdings, Inc	$5,921
253		Gorman-Rupp Co	6,763
825		Graco, Inc	59,458
128		Graham Corp	2,153
695		Granite Construction, Inc	29,822
890	*	Great Lakes Dredge & Dock Corp	3,524
454	e	Greenbrier Cos, Inc	14,809
686		Griffon Corp	12,211
450		H&E Equipment Services, Inc	7,866
1,086		Harsco Corp	8,558
271	*,e	HC2 Holdings, Inc	1,434
2,395	*	HD Supply Holdings, Inc	71,922
279		HEICO Corp	15,166
574		HEICO Corp (Class A)	28,241
1,458		Hexcel Corp	67,724
856		Hillenbrand, Inc	25,363
11,704		Honeywell International, Inc	1,212,183
833		Hubbell, Inc	84,166
699		Huntington Ingalls	88,668
78		Hurco Cos, Inc	2,072
138		Hyster-Yale Materials Handling, Inc	7,238
1,119		IDEX Corp	85,727
4,496		Illinois Tool Works, Inc	416,689
3,974		Ingersoll-Rand plc	219,722
267		Insteel Industries, Inc	5,586
1,286		ITT Corp	46,707
1,819	*	Jacobs Engineering Group, Inc	76,307
607		John Bean Technologies Corp	30,247
1,398	e	Joy Global, Inc	17,629
148		Kadant, Inc	6,010
380		Kaman Corp	15,508
2,113		KBR, Inc	35,752
1,135		Kennametal, Inc	21,792
488	*,e	KEYW Holding Corp	2,938
734	*	KLX, Inc	22,600
600	*,e	Kratos Defense & Security Solutions, Inc	2,460
1,264		L-3 Communications Holdings, Inc	151,061
87	*	Lawson Products, Inc	2,031
151		LB Foster Co (Class A)	2,063
650		Lennox International, Inc	81,185
1,089		Lincoln Electric Holdings, Inc	56,508
169	e	Lindsay Manufacturing Co	12,236
4,063		Lockheed Martin Corp	882,280
289		LSI Industries, Inc	3,523
242	*	Lydall, Inc	8,586
1,952	e	Manitowoc Co, Inc	29,963
5,104		Masco Corp	144,443
513	*	Masonite International Corp	31,411
961	*	Mastec, Inc	16,702
820	*	Middleby Corp	88,453
558	*,e	Milacron Holdings Corp	6,981
168		Miller Industries, Inc	3,659
555	*	Moog, Inc (Class A)	33,633
1,441	*	MRC Global, Inc	18,589
703		MSC Industrial Direct Co (Class A)	39,558
803		Mueller Industries, Inc	21,761
2,137		Mueller Water Products, Inc (Class A)	18,378
301	*	MYR Group, Inc	6,204
58	e	National Presto Industries, Inc	4,806
755	*,e	Navistar International Corp	6,674
446	*	NCI Building Systems, Inc	5,535
157	*,e	Neff Corp	1,203
600		NN, Inc	9,564
877		Nordson Corp	56,260
140	*	Nortek, Inc	6,107
2,725		Northrop Grumman Corp	514,507

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

128	*	Northwest Pipe Co	$1,432
1,544	*,e	NOW, Inc	24,426
71	*	NV5 Holdings, Inc	1,561
44		Omega Flex, Inc	1,452
924		Orbital ATK, Inc	82,550
434	*	Orion Marine Group, Inc	1,810
1,154	e	Oshkosh Truck Corp	45,052
1,694		Owens Corning, Inc	79,669
5,239		Paccar, Inc	248,329
2,087		Parker Hannifin Corp	202,397
181	*	Patrick Industries, Inc	7,873
2,753		Pentair plc	136,356
702	*	Perini Corp	11,751
692	*	Pgt, Inc	7,882
2,919	*,e	Plug Power, Inc	6,159
412	*	Ply Gem Holdings, Inc	5,166
125		Powell Industries, Inc	3,254
69	*,e	Power Solutions International, Inc	1,259
415	*	PowerSecure International, Inc	6,246
2,068		Precision Castparts Corp	479,797
28		Preformed Line Products Co	1,179
560		Primoris Services Corp	12,337
423	*,e	Proto Labs, Inc	26,941
492		Quanex Building Products Corp	10,258
2,937	*	Quanta Services, Inc	59,474
551		Raven Industries, Inc	8,596
4,557		Raytheon Co	567,483
437	*	RBC Bearings, Inc	28,226
757		Regal-Beloit Corp	44,300
1,689	*	Rexnord Corp	30,605
2,024		Rockwell Automation, Inc	207,683
1,998		Rockwell Collins, Inc	184,415
1,494		Roper Industries, Inc	283,546
626	*	Rush Enterprises, Inc (Class A)	13,703
554		Simpson Manufacturing Co, Inc	18,919
882		Snap-On, Inc	151,201
852	*,e	SolarCity Corp	43,469
136	*	Sparton Corp	2,719
2,039	*	Spirit Aerosystems Holdings, Inc (Class A)	102,093
588		SPX Corp	5,486
588	*	SPX FLOW, Inc	16,411
183		Standex International Corp	15,216
2,266		Stanley Works	241,850
279		Sun Hydraulics Corp	8,853
480		TAL International Group, Inc	7,632
773	*,e	Taser International, Inc	13,365
508	*	Teledyne Technologies, Inc	45,060
408		Tennant Co	22,954
1,508		Terex Corp	27,868
401	e	Textainer Group Holdings Ltd	5,658
4,107		Textron, Inc	172,535
267	*	The ExOne Company	2,681
460	*	Thermon Group Holdings	7,783
1,085		Timken Co	31,020
2,693	e	Titan International, Inc	10,610
282	*,e	Titan Machinery, Inc	3,082
912		Toro Co	66,640
798	*	TransDigm Group, Inc	182,303
467	*	Trex Co, Inc	17,765
649	*	Trimas Corp	12,104
2,205		Trinity Industries, Inc	52,964
710		Triumph Group, Inc	28,222
100		Twin Disc, Inc	1,052
1,518	*	United Rentals, Inc	110,116
13,328		United Technologies Corp	1,280,421
584	*	Univar, Inc	9,934

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

289		Universal Forest Products, Inc	$19,759
1,341	*	USG Corp	32,573
340		Valmont Industries, Inc	36,047
156	*	Vectrus, Inc	3,259
112	*	Veritiv Corp	4,057
200	*	Vicor Corp	1,824
987	e	W.W. Grainger, Inc	199,956
976	*	Wabash National Corp	11,546
811	*	WABCO Holdings, Inc	82,933
376		Watsco, Inc	44,041
382		Watts Water Technologies, Inc (Class A)	18,974
635	*	WESCO International, Inc	27,737
1,471		Westinghouse Air Brake Technologies Corp	104,618
1,066		Woodward Governor Co	52,938
147	*	Xerium Technologies, Inc	1,742
2,609		Xylem, Inc	95,228

		TOTAL CAPITAL GOODS	24,862,378

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
807		ABM Industries, Inc	22,975
731		Acacia Research (Acacia Technologies)	3,136
1,951	*	ACCO Brands Corp	13,911
287		Administaff, Inc	13,819
2,463	e	ADT Corp	81,230
661	*	Advisory Board Co	32,792
314		American Ecology Corp	11,442
601	*	ARC Document Solutions, Inc	2,656
97		Barrett Business Services, Inc	4,223
688		Brady Corp (Class A)	15,810
949		Brink’s Co	27,388
524	*	Casella Waste Systems, Inc (Class A)	3,134
557	*	CBIZ, Inc	5,492
189		CDI Corp	1,278
480		CEB, Inc	29,467
282		Ceco Environmental Corp	2,166
1,331		Cintas Corp	121,188
842	*	Clean Harbors, Inc	35,069
1,823	*	Copart, Inc	69,292
1,616	e	Covanta Holding Corp	25,032
128	*	CRA International, Inc	2,387
719		Deluxe Corp	39,214
550		Dun & Bradstreet Corp	57,162
351		Ennis, Inc	6,757
1,797		Equifax, Inc	200,132
528		Essendant, Inc	17,165
456		Exponent, Inc	22,777
148	*	Franklin Covey Co	2,478
598	*	FTI Consulting, Inc	20,727
286		G & K Services, Inc (Class A)	17,989
191	*	GP Strategies Corp	4,796
1,030		Healthcare Services Group	35,916
200		Heidrick & Struggles International, Inc	5,444
347	*	Heritage-Crystal Clean, Inc	3,678
842		Herman Miller, Inc	24,165
315	*	Hill International, Inc	1,222
641		HNI Corp	23,114
306	*	Huron Consulting Group, Inc	18,176
261	*	ICF International, Inc	9,281
2,113	*	ICO Global Communications Holdings Ltd	1,059
1,005	*	IHS, Inc (Class A)	119,022
491	*	Innerworkings, Inc	3,683
1,218		Interface, Inc	23,313
2,133		KAR Auction Services, Inc	78,985
439		Kelly Services, Inc (Class A)	7,090
366		Kforce, Inc	9,252

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

460		Kimball International, Inc (Class B)	$4,494
669		Knoll, Inc	12,577
867		Korn/Ferry International	28,767
1,126		Manpower, Inc	94,911
550		Matthews International Corp (Class A)	29,398
379		McGrath RentCorp	9,547
220	*	Mistras Group, Inc	4,200
656		Mobile Mini, Inc	20,421
420		MSA Safety, Inc	18,257
167		Multi-Color Corp	9,988
700	*	Navigant Consulting, Inc	11,242
5,425		Nielsen NV	252,805
113	*	NL Industries, Inc	344
725	*	On Assignment, Inc	32,589
2,896		Pitney Bowes, Inc	59,802
313		Quad	2,911
3,055		R.R. Donnelley & Sons Co	44,970
3,678		Republic Services, Inc	161,795
514		Resources Connection, Inc	8,399
2,048		Robert Half International, Inc	96,543
1,379		Rollins, Inc	35,716
778	*	RPX Corp	8,558
241	*	SP Plus Corp	5,760
1,572		Steelcase, Inc (Class A)	23,423
1,260	*	Stericycle, Inc	151,956
294	*	Team, Inc	9,396
864		Tetra Tech, Inc	22,481
1,030		Towers Watson & Co	132,314
468	*	TransUnion	12,903
235	*	TRC Cos, Inc	2,174
590	*	TriNet Group, Inc	11,417
550	*	TrueBlue, Inc	14,168
6,406		Tyco International plc	204,287
301		Unifirst Corp	31,364
2,567	*	Verisk Analytics, Inc	197,351
291		Viad Corp	8,215
145	*	Volt Information Sciences, Inc	1,180
48		VSE Corp	2,985
563	*	WageWorks, Inc	25,543
1,932		Waste Connections, Inc	108,810
6,907		Waste Management, Inc	368,627
866		West Corp	18,680

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	3,577,752

CONSUMER DURABLES & APPAREL - 1.6%
171	e	Arctic Cat, Inc	2,801
372		Bassett Furniture Industries, Inc	9,330
565	*	Beazer Homes USA, Inc	6,492
271	*	Black Diamond, Inc	1,198
1,325		Brunswick Corp	66,926
1,137		CalAtlantic Group, Inc	43,115
1,140		Callaway Golf Co	10,739
770		Carter’s, Inc	68,553
119	*	Cavco Industries, Inc	9,914
221	*	Century Communities, Inc	3,914
244	*	Cherokee, Inc	4,209
4,055		Coach, Inc	132,720
492		Columbia Sportswear Co	23,990
1,231	*	CROCS, Inc	12,605
125		CSS Industries, Inc	3,547
110		Culp, Inc	2,802
498	*	Deckers Outdoor Corp	23,506
4,717		DR Horton, Inc	151,085
536	e	Ethan Allen Interiors, Inc	14,911
81		Flexsteel Industries, Inc	3,579

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

607	*,e	Fossil Group, Inc	$22,192
1,834	e	Garmin Ltd	68,170
575	*	G-III Apparel Group Ltd	25,449
1,757	*,e	GoPro, Inc	31,644
976	*	Green Brick Partners, Inc	7,027
5,988		Hanesbrands, Inc	176,227
1,035		Harman International Industries, Inc	97,507
1,601		Hasbro, Inc	107,843
411	*	Helen of Troy Ltd	38,737
156		Hooker Furniture Corp	3,937
2,631	*,e	Hovnanian Enterprises, Inc (Class A)	4,762
753	*,e	Iconix Brand Group, Inc	5,143
287	*	Installed Building Products Inc	7,126
429	*,e	iRobot Corp	15,187
257	*,e	Jakks Pacific, Inc	2,046
3,189	*	Jarden Corp	182,156
70		Johnson Outdoors, Inc	1,532
1,827	*	Kate Spade & Co	32,466
1,672	e	KB Home	20,616
702		La-Z-Boy, Inc	17,143
1,983		Leggett & Platt, Inc	83,326
143		Lennar Corp (B Shares)	5,746
2,523	e	Lennar Corp (Class A)	123,400
192	*,e	LGI Homes, Inc	4,671
365		Libbey, Inc	7,782
112		Lifetime Brands, Inc	1,485
1,680	*,e	Lululemon Athletica, Inc	88,150
385	*	M/I Homes, Inc	8,439
200	*	Malibu Boats Inc	3,274
156		Marine Products Corp	942
4,985		Mattel, Inc	135,442
558		MDC Holdings, Inc	14,246
567	*	Meritage Homes Corp	19,272
2,746	*	Michael Kors Holdings Ltd	110,005
900	*	Mohawk Industries, Inc	170,451
227		Movado Group, Inc	5,836
66		Nacco Industries, Inc (Class A)	2,785
727	*	Nautilus, Inc	12,155
112	*	New Home Co Inc	1,452
4,078		Newell Rubbermaid, Inc	179,758
20,286		Nike, Inc (Class B)	1,267,875
59	*	NVR, Inc	96,937
292		Oxford Industries, Inc	18,635
365	*	Performance Sports Group Ltd	3,515
161	*	Perry Ellis International, Inc	2,966
1,294		Phillips-Van Heusen Corp	95,303
977	e	Polaris Industries, Inc	83,973
626		Pool Corp	50,568
5,283		Pulte Homes, Inc	94,143
892		Ralph Lauren Corp	99,440
539	*,e	Sequential Brands Group, Inc	4,263
1,967	*	Skechers U.S.A., Inc (Class A)	59,423
334	*	Skullcandy, Inc	1,580
1,177	*	Smith & Wesson Holding Corp	25,870
798	*	Steven Madden Ltd	24,116
272	e	Sturm Ruger & Co, Inc	16,214
100		Superior Uniform Group, Inc	1,698
680	*	Taylor Morrison Home Corp	10,880
899	*	Tempur-Pedic International, Inc	63,344
2,547	*	Toll Brothers, Inc	84,815
567	*	TopBuild Corp	17,447
2,322	*	TRI Pointe Homes, Inc	29,420
1,042	*	Tumi Holdings, Inc	17,328
719	e	Tupperware Corp	40,012
2,662	*,e	Under Armour, Inc (Class A)	214,584
226	*	Unifi, Inc	6,362

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

213	*	Universal Electronics, Inc	$10,938
246	*,e	Vera Bradley, Inc	3,877
4,970		VF Corp	309,382
234	*	Vince Holding Corp	1,072
917	*	Vista Outdoor, Inc	40,816
226	*	WCI Communities, Inc	5,035
99		Weyco Group, Inc	2,649
1,145		Whirlpool Corp	168,166
428	*	William Lyon Homes, Inc	7,062
1,589		Wolverine World Wide, Inc	26,552
423	*	Zagg, Inc	4,628

		TOTAL CONSUMER DURABLES & APPAREL	5,452,351

CONSUMER SERVICES - 2.3%
342	*,e	2U, Inc	9,569
224	*	American Public Education, Inc	4,169
1,363	*	Apollo Group, Inc (Class A)	10,454
2,776		ARAMARK Holdings Corp	89,526
193	*	Ascent Media Corp (Series A)	3,227
1,433	*	Belmond Ltd.	13,613
298	*	BJ’s Restaurants, Inc	12,954
1,790		Bloomin’ Brands, Inc	30,233
331		Bob Evans Farms, Inc	12,859
120	*,e	Bojangles’, Inc	1,904
1,534	*	Boyd Gaming Corp	30,481
246	*	Bravo Brio Restaurant Group, Inc	2,214
192	*	Bridgepoint Education, Inc	1,461
538	*	Bright Horizons Family Solutions	35,938
928		Brinker International, Inc	44,498
271	*	Buffalo Wild Wings, Inc	43,265
674	*,e	Caesars Acquisition Co	4,590
785	*,e	Caesars Entertainment Corp	6,194
164		Capella Education Co	7,580
1,960	*	Career Education Corp	7,115
6,413		Carnival Corp	349,380
234		Carriage Services, Inc	5,639
507	*	Carrols Restaurant Group, Inc	5,952
701		Cheesecake Factory	32,323
1,106	*,e	Chegg, Inc	7,443
476	*	Chipotle Mexican Grill, Inc (Class A)	228,409
591		Choice Hotels International, Inc	29,792
194		Churchill Downs, Inc	27,449
215	*,e	Chuy’s Holdings, Inc	6,738
628		ClubCorp Holdings, Inc	11,474
92		Collectors Universe	1,426
295	e	Cracker Barrel Old Country Store, Inc	37,415
1,845		Darden Restaurants, Inc	117,416
327	*	Dave & Buster’s Entertainment, Inc	13,649
331	*	Del Frisco’s Restaurant Group, Inc	5,303
1,168	*	Denny’s Corp	11,481
918	e	DeVry, Inc	23,235
602	*,e	Diamond Resorts International, Inc	15,357
243		DineEquity, Inc	20,575
794		Domino’s Pizza, Inc	88,332
1,398		Dunkin Brands Group, Inc	59,541
196	*,e	El Pollo Loco Holdings, Inc	2,475
807	*	Eldorado Resorts, Inc	8,877
39	*,e	Empire Resorts, Inc	702
868		Extended Stay America, Inc	13,801
366	*	Fiesta Restaurant Group, Inc	12,298
48		Graham Holdings Co	23,279
675	*	Grand Canyon Education, Inc	27,081
3,580		H&R Block, Inc	119,250
163	*,e	Habit Restaurants, Inc	3,759
7,669		Hilton Worldwide Holdings, Inc	164,117

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,975	*	Houghton Mifflin Harcourt Co	$43,016
490	*	Hyatt Hotels Corp	23,040
1,368	e	International Game Technology plc	22,134
373		International Speedway Corp (Class A)	12,578
474		Interval Leisure Group, Inc	7,399
251	*	Intrawest Resorts Holdings Inc	1,963
353	*	Isle of Capri Casinos, Inc	4,917
211	*	J Alexander’s Holdings, Inc	2,304
571		Jack in the Box, Inc	43,801
192	*,e	Jamba, Inc	2,590
461	*	K12, Inc	4,057
117	*,e	Kona Grill, Inc	1,856
940	*	Krispy Kreme Doughnuts, Inc	14,166
1,351	*	La Quinta Holdings, Inc	18,387
5,466		Las Vegas Sands Corp	239,629
83	e	Liberty Tax, Inc	1,978
1,352	*,e	LifeLock, Inc	19,401
271		Marcus Corp	5,141
2,947		Marriott International, Inc (Class A)	197,567
481		Marriott Vacations Worldwide Corp	27,393
14,350		McDonald’s Corp	1,695,309
6,814	*	MGM Resorts International	154,814
139	*	Monarch Casino & Resort, Inc	3,158
706	*	Morgans Hotel Group Co	2,379
279	*,e	Noodles & Co	2,704
2,054	*	Norwegian Cruise Line Holdings Ltd	120,364
414	*	Panera Bread Co (Class A)	80,639
450		Papa John’s International, Inc	25,142
1,142	*	Penn National Gaming, Inc	18,295
1,029	*	Pinnacle Entertainment, Inc	32,022
556	*	Planet Fitness, Inc	8,690
334	*	Popeyes Louisiana Kitchen, Inc	19,539
320	*,e	Potbelly Corp	3,747
204	*	Red Robin Gourmet Burgers, Inc	12,595
674	*	Regis Corp	9,537
2,602		Royal Caribbean Cruises Ltd	263,348
779	*	Ruby Tuesday, Inc	4,292
473		Ruth’s Chris Steak House, Inc	7,530
719	*,e	Scientific Games Corp (Class A)	6,449
956	e	SeaWorld Entertainment, Inc	18,824
2,996		Service Corp International	77,956
1,478	*	ServiceMaster Global Holdings, Inc	57,997
85	*,e	Shake Shack, Inc	3,366
1,042		Six Flags Entertainment Corp	57,247
729		Sonic Corp	23,554
897		Sotheby’s (Class A)	23,107
164		Speedway Motorsports, Inc	3,398
22,464		Starbucks Corp	1,348,514
2,457		Starwood Hotels & Resorts Worldwide, Inc	170,221
43	*	Steak N Shake Co	14,010
149	*	Strayer Education, Inc	8,958
997		Texas Roadhouse, Inc (Class A)	35,663
228		Universal Technical Institute, Inc	1,062
514		Vail Resorts, Inc	65,787
412	*,e	Weight Watchers International, Inc	9,394
3,688		Wendy’s	39,720
1,708		Wyndham Worldwide Corp	124,086
1,204	e	Wynn Resorts Ltd	83,305
6,442		Yum! Brands, Inc	470,588
274	*,e	Zoe’s Kitchen, Inc	7,667

		TOTAL CONSUMER SERVICES	7,654,106

DIVERSIFIED FINANCIALS - 4.0%
829	*	Affiliated Managers Group, Inc	132,441
7,403	*	Ally Financial, Inc	137,992

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

12,985		American Express Co	$903,107
2,749		Ameriprise Financial, Inc	292,549
359	e	Arlington Asset Investment Corp (Class A)	4,750
514		Artisan Partners Asset Management, Inc	18,535
10	*	Ashford, Inc	533
86	*	Associated Capital Group, Inc	2,623
16,853		Bank of New York Mellon Corp	694,681
2,631		BGC Partners, Inc (Class A)	25,810
1,893		BlackRock, Inc	644,604
267		Calamos Asset Management, Inc (Class A)	2,585
8,240		Capital One Financial Corp	594,763
400		Cash America International, Inc	11,980
1,274		CBOE Holdings, Inc	82,683
17,158		Charles Schwab Corp	565,013
4,828		CME Group, Inc	437,417
291		Cohen & Steers, Inc	8,870
1,548	*,e	Cowen Group, Inc	5,929
151	*,e	Credit Acceptance Corp	32,317
42		Diamond Hill Investment Group, Inc	7,938
6,681		Discover Financial Services	358,235
4,248	*	E*TRADE Financial Corp	125,911
1,765		Eaton Vance Corp	57,239
375	*,e	Encore Capital Group, Inc	10,905
366	*	Enova International, Inc	2,419
499		Evercore Partners, Inc (Class A)	26,981
690	*	Ezcorp, Inc (Class A)	3,443
623		Factset Research Systems, Inc	101,281
1,349		Federated Investors, Inc (Class B)	38,649
99	e	Fifth Street Asset Management, Inc	323
745	e	Financial Engines, Inc	25,084
403	*	First Cash Financial Services, Inc	15,084
1,222	*	FNFV Group	13,723
5,754		Franklin Resources, Inc	211,862
464		Gain Capital Holdings, Inc	3,763
86		GAMCO Investors, Inc (Class A)	2,669
6,468		Goldman Sachs Group, Inc	1,165,728
662	*	Green Dot Corp	10,870
424		Greenhill & Co, Inc	12,131
655		HFF, Inc (Class A)	20,351
824		Interactive Brokers Group, Inc (Class A)	35,926
1,676		IntercontinentalExchange Group, Inc	429,492
215	*	INTL FCStone, Inc	7,194
6,484		Invesco Ltd	217,084
524		Investment Technology Group, Inc	8,918
12,500	e	iShares Russell 3000 Index Fund	1,503,875
2,141		Janus Capital Group, Inc	30,167
767	*	KCG Holdings, Inc	9,442
1,533	*,e	Ladenburg Thalmann Financial Services, Inc	4,231
1,815		Lazard Ltd (Class A)	81,693
1,408		Legg Mason, Inc	55,236
963	*,e	LendingClub Corp	10,641
5,119		Leucadia National Corp	89,019
1,173	e	LPL Financial Holdings, Inc	50,028
536		MarketAxess Holdings, Inc	59,812
102		Marlin Business Services Corp	1,638
4,114		McGraw-Hill Financial, Inc	405,558
249		Moelis & Co	7,266
2,643		Moody’s Corp	265,199
22,737		Morgan Stanley	723,264
279		Morningstar, Inc	22,434
1,620		MSCI, Inc (Class A)	116,851
1,717		NASDAQ OMX Group, Inc	99,878
5,649		Navient Corp	64,681
339		Nelnet, Inc (Class A)	11,380
341	*	NewStar Financial, Inc	3,062
3,494		Northern Trust Corp	251,882

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,792		NorthStar Asset Management Group, Inc	$33,895
349		OM Asset Management plc	5,350
158	*,e	On Deck Capital, Inc	1,627
740	*	OneMain Holdings, Inc	30,740
147		Oppenheimer Holdings, Inc	2,555
324	*	Pico Holdings, Inc	3,344
236	*	Piper Jaffray Cos	9,534
754	*,e	PRA Group, Inc	26,156
189		Pzena Investment Management, Inc (Class A)	1,625
1,837		Raymond James Financial, Inc	106,491
143	*	Regional Management Corp	2,212
238		Resource America, Inc (Class A)	1,459
296	*	Safeguard Scientifics, Inc	4,295
1,279	*	Santander Consumer USA Holdings, Inc	20,272
2,006		SEI Investments Co	105,114
6,344	*	SLM Corp	41,363
6,168		State Street Corp	409,308
977	*	Stifel Financial Corp	41,386
12,334	*	Synchrony Financial	375,077
3,948		T Rowe Price Group, Inc	282,243
3,844		TD Ameritrade Holding Corp	133,425
433		Tiptree Financial, Inc	2,659
317		Virtu Financial, Inc	7,177
95		Virtus Investment Partners, Inc	11,159
3,297		Voya Financial, Inc	121,692
1,207		Waddell & Reed Financial, Inc (Class A)	34,593
113		Westwood Holdings Group, Inc	5,886
1,867		WisdomTree Investments, Inc	29,275
124	*,e	World Acceptance Corp	4,600

		TOTAL DIVERSIFIED FINANCIALS	13,234,134

ENERGY - 5.9%
1,395	*	Abraxas Petroleum Corp	1,479
30		Adams Resources & Energy, Inc	1,152
730		Alon USA Energy, Inc	10,833
7,567		Anadarko Petroleum Corp	367,605
1,004	*,e	Antero Resources Corp	21,887
5,651		Apache Corp	251,300
999		Archrock, Inc	7,512
242		Ardmore Shipping Corp	3,078
929	e	Atwood Oceanics, Inc	9,504
6,450		Baker Hughes, Inc	297,667
1,513	*,e	Basic Energy Services, Inc	4,055
901	*,e	Bill Barrett Corp	3,541
1,097	*,e	Bonanza Creek Energy, Inc	5,781
499		Bristow Group, Inc	12,924
1,330	*,e	C&J Energy Services Ltd	6,331
6,133		Cabot Oil & Gas Corp	108,493
5,505		California Resources Corp	12,827
966	*	Callon Petroleum Co	8,056
2,889	*	Cameron International Corp	182,585
335	e	CARBO Ceramics, Inc	5,762
743	*	Carrizo Oil & Gas, Inc	21,978
3,450	*	Cheniere Energy, Inc	128,513
8,636	e	Chesapeake Energy Corp	38,862
28,150		Chevron Corp	2,532,374
1,360		Cimarex Energy Co	121,557
90	*,e	Clayton Williams Energy, Inc	2,661
2,148	*,e	Clean Energy Fuels Corp	7,733
3,851	*,e	Cloud Peak Energy, Inc	8,010
5,265	*	Cobalt International Energy, Inc	28,431
5,929		Columbia Pipeline Group, Inc	118,580
1,916	*	Concho Resources, Inc	177,920
18,460		ConocoPhillips	861,897
3,293	e	Consol Energy, Inc	26,015

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

368	*	Contango Oil & Gas Co	$2,359
1,246	*	Continental Resources, Inc	28,633
212	e	CVR Energy, Inc	8,342
967		Delek US Holdings, Inc	23,788
7,762	e	Denbury Resources, Inc	15,679
6,036		Devon Energy Corp	193,152
1,169		DHT Holdings, Inc	9,457
904	e	Diamond Offshore Drilling, Inc	19,074
1,030	*	Diamondback Energy, Inc	68,907
532	*	Dorian LPG Ltd	6,262
548	*	Dril-Quip, Inc	32,458
713	*,e	Eclipse Resources Corp	1,298
1,167		Energen Corp	47,835
612	*	Energy Fuels, Inc	1,805
3,370		Ensco plc	51,864
8,220		EOG Resources, Inc	581,894
521	*,e	EP Energy Corp	2,282
2,269		EQT Corp	118,283
272	*	Era Group, Inc	3,033
1,867	*,e	Erin Energy Corp	5,974
468		Evolution Petroleum Corp	2,251
499	*	Exterran Corp	8,009
62,585	d	Exxon Mobil Corp	4,878,500
1,740	*,e	Fairmount Santrol Holdings, Inc	4,089
3,593	*	FMC Technologies, Inc	104,233
847	*	Forum Energy Technologies, Inc	10,554
467		Frank’s International NV	7,794
1,979		Frontline Ltd	5,917
690	e	GasLog Ltd	5,727
1,444	*,e	Gastar Exploration, Inc	1,892
310	*,e	Geospace Technologies Corp	4,362
1,362		Golar LNG Ltd	21,506
569		Green Plains Renewable Energy, Inc	13,030
1,627	*,e	Gulfmark Offshore, Inc	7,598
1,710	*	Gulfport Energy Corp	42,015
1,079	*,e	Halcon Resources Corp	1,360
153	e	Hallador Petroleum Co	698
12,756		Halliburton Co	434,214
1,588	*	Helix Energy Solutions Group, Inc	8,353
1,353	e	Helmerich & Payne, Inc	72,453
3,782		Hess Corp	183,351
2,837		HollyFrontier Corp	113,168
615	*,e	Hornbeck Offshore Services, Inc	6,113
1,960	*,e	ION Geophysical Corp	986
13	*	Isramco, Inc	1,161
402	*,e	Jones Energy, Inc (Class A)	1,548
26,562		Kinder Morgan, Inc	396,305
2,251	*	Kosmos Energy LLC	11,705
2,320	*,e	Laredo Petroleum Holdings, Inc	18,537
10,238		Marathon Oil Corp	128,896
8,091		Marathon Petroleum Corp	419,437
1,143	*	Matador Resources Co	22,597
383	*	Matrix Service Co	7,867
4,745	*,e	McDermott International, Inc	15,896
1,191	*	Memorial Resource Development Corp	19,235
2,559		Murphy Oil Corp	57,450
5,154		Nabors Industries Ltd	43,861
5,813		National Oilwell Varco, Inc	194,677
180	*	Natural Gas Services Group, Inc	4,014
764	e	Navios Maritime Acq Corp	2,300
2,360	*	Newfield Exploration Co	76,842
1,448	*	Newpark Resources, Inc	7,645
3,347	e	Noble Corp plc	35,311
6,298		Noble Energy, Inc	207,393
430	e	Nordic American Offshore Ltd	2,266
1,193	e	Nordic American Tanker Shipping	18,539

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

148	*	North Atlantic Drilling Ltd	$364
911	*,e	Northern Oil And Gas, Inc	3,516
2,205	*,e	Oasis Petroleum, Inc	16,251
11,501		Occidental Petroleum Corp	777,583
1,421		Oceaneering International, Inc	53,316
745	*	Oil States International, Inc	20,301
3,004		Oneok, Inc	74,079
627	*,e	Pacific Ethanol, Inc	2,997
355		Panhandle Oil and Gas, Inc (Class A)	5,737
234	*	Par Petroleum Corp	5,508
2,470	*	Parker Drilling Co	4,495
1,195	*	Parsley Energy, Inc	22,048
2,118		Patterson-UTI Energy, Inc	31,939
1,435		PBF Energy, Inc	52,822
707	*	PDC Energy, Inc	37,740
176	*	PHI, Inc	2,888
8,111		Phillips 66	663,480
1,182	*	Pioneer Energy Services Corp	2,565
2,237		Pioneer Natural Resources Co	280,475
2,504		Questar Market Resources, Inc	33,554
2,345	e	Range Resources Corp	57,710
641	*	Renewable Energy Group, Inc	5,955
92	*,e	Rex Stores Corp	4,974
1,390	*	Rice Energy, Inc	15,151
159	*	RigNet, Inc	3,290
707	*	Ring Energy, Inc	4,984
1,813		Rowan Cos plc	30,730
849	e	RPC, Inc	10,146
787	*	RSP Permian, Inc	19,195
847	*,e	Sanchez Energy Corp	3,651
19,009		Schlumberger Ltd	1,325,878
2,573		Scorpio Tankers, Inc	20,635
346	*,e	SEACOR Holdings, Inc	18,186
5,991	*,e	Seadrill Ltd	20,309
633		SemGroup Corp	18,268
859	e	Ship Finance International Ltd	14,234
1,025	e	SM Energy Co	20,152
5,536	*,e	Southwestern Energy Co	39,361
9,730		Spectra Energy Corp	232,936
864	*,e	Stone Energy Corp	3,707
2,173		Superior Energy Services	29,270
2,117	*	Synergy Resources Corp	18,037
870		Targa Resources Investments, Inc	23,542
674	e	Teekay Corp	6,652
1,211		Teekay Tankers Ltd (Class A)	8,332
465		Tesco Corp	3,367
1,906		Tesoro Corp	200,835
1,686	*	Tetra Technologies, Inc	12,679
680	e	Tidewater, Inc	4,733
1,702	*	TransAtlantic Petroleum Ltd	2,366
2,775	*,e	Ultra Petroleum Corp	6,938
1,355	*	Unit Corp	16,531
5,822	*,e	Uranium Energy Corp	6,171
1,014	e	US Silica Holdings Inc	18,992
7,223		Valero Energy Corp	510,738
923	*,e	W&T Offshore, Inc	2,132
11,035	*	Weatherford International Ltd	92,584
1,189		Western Refining, Inc	42,352
3,161	*	Whiting Petroleum Corp	29,840
11,280		Williams Cos, Inc	289,896
1,038		World Fuel Services Corp	39,921
3,507	*	WPX Energy, Inc	20,130

		TOTAL ENERGY	19,598,085

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 2.1%
418		Andersons, Inc	$13,221
618		Casey’s General Stores, Inc	74,438
300	*,e	Chefs’ Warehouse Holdings, Inc	5,004
6,587		Costco Wholesale Corp	1,063,801
16,892		CVS Health Corp	1,651,531
638	*,e	Fresh Market, Inc	14,942
248		Ingles Markets, Inc (Class A)	10,932
14,535		Kroger Co	607,999
95	*	Natural Grocers by Vitamin C	1,935
278		Pricesmart, Inc	23,071
15,693	*	Rite Aid Corp	123,033
389	*	Smart & Final Stores, Inc	7,084
546		Spartan Stores, Inc	11,816
2,229	*	Sprouts Farmers Market, Inc	59,269
3,759	*	Supervalu, Inc	25,486
8,968		Sysco Corp	367,688
759	*	United Natural Foods, Inc	29,874
77		Village Super Market (Class A)	2,029
12,872		Walgreens Boots Alliance, Inc	1,096,115
23,648		Wal-Mart Stores, Inc	1,449,622
148		Weis Markets, Inc	6,556
5,384		Whole Foods Market, Inc	180,364

		TOTAL FOOD & STAPLES RETAILING	6,825,810

FOOD, BEVERAGE & TOBACCO - 4.9%
100	e	Alico, Inc	3,869
29,377		Altria Group, Inc	1,710,035
756	*,e	Amplify Snack Brands, Inc	8,709
9,297		Archer Daniels Midland Co	341,014
832		B&G Foods, Inc (Class A)	29,137
567	*,e	Blue Buffalo Pet Products, Inc	10,609
130	*,e	Boston Beer Co, Inc (Class A)	26,248
817	*	Boulder Brands, Inc	8,971
398	e	Brown-Forman Corp	43,824
1,735		Brown-Forman Corp (Class B)	172,251
2,110		Bunge Ltd	144,071
271		Calavo Growers, Inc	13,279
486	e	Cal-Maine Foods, Inc	22,521
2,561		Campbell Soup Co	134,581
870	*,e	Castle Brands, Inc	1,070
62		Coca-Cola Bottling Co Consolidated	11,316
58,699		Coca-Cola Co	2,521,709
3,531		Coca-Cola Enterprises, Inc	173,867
6,284		ConAgra Foods, Inc	264,934
2,453		Constellation Brands, Inc (Class A)	349,405
142	*	Craft Brewers Alliance, Inc	1,189
2,386	*	Darling International, Inc	25,101
1,357		Dean Foods Co	23,273
382	*	Diamond Foods, Inc	14,726
2,859		Dr Pepper Snapple Group, Inc	266,459
200	*	Farmer Bros Co	6,454
2,611		Flowers Foods, Inc	56,110
482		Fresh Del Monte Produce, Inc	18,740
307	*,e	Freshpet, Inc	2,607
9,023		General Mills, Inc	520,266
1,478	*	Hain Celestial Group, Inc	59,696
2,251		Hershey Co	200,947
2,054		Hormel Foods Corp	162,430
1,024		Ingredion, Inc	98,140
281	*,e	Inventure Foods, Inc	1,995
209		J&J Snack Foods Corp	24,384
1,820		J.M. Smucker Co	224,479
121		John B. Sanfilippo & Son, Inc	6,538
3,771		Kellogg Co	272,530

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,893		Keurig Green Mountain, Inc	$170,332
8,876		Kraft Heinz Co	645,818
341		Lancaster Colony Corp	39,372
689		Lance, Inc	23,633
359	*	Landec Corp	4,247
244	*	Lifeway Foods, Inc	2,708
150	e	Limoneira Co	2,241
1,877		McCormick & Co, Inc	160,596
3,014		Mead Johnson Nutrition Co	237,955
162		Mgp Ingredients, Inc	4,204
2,052		Molson Coors Brewing Co (Class B)	192,724
24,354		Mondelez International, Inc	1,092,033
2,267	*	Monster Beverage Corp	337,692
162	*	National Beverage Corp	7,361
311	*	Omega Protein Corp	6,904
22,096		PepsiCo, Inc	2,207,832
23,191		Philip Morris International, Inc	2,038,721
922	e	Pilgrim’s Pride Corp	20,367
1,676		Pinnacle Foods, Inc	71,163
904	*	Post Holdings, Inc	55,777
12,436		Reynolds American, Inc	573,921
320	e	Sanderson Farms, Inc	24,806
4	*	Seaboard Corp	11,579
134	*	Seneca Foods Corp	3,883
309	*,e	Synutra International, Inc	1,455
349	e	Tootsie Roll Industries, Inc	11,025
616	*	TreeHouse Foods, Inc	48,331
4,298		Tyson Foods, Inc (Class A)	229,212
446	e	Universal Corp	25,012
1,500	e	Vector Group Ltd	35,385
2,520	*	WhiteWave Foods Co (Class A)	98,053

		TOTAL FOOD, BEVERAGE & TOBACCO	16,361,826

HEALTH CARE EQUIPMENT & SERVICES - 5.1%
115	*	AAC Holdings, Inc	2,192
317		Abaxis, Inc	17,651
22,355		Abbott Laboratories	1,003,963
669	*	Abiomed, Inc	60,397
741	*	Acadia Healthcare Co, Inc	46,283
1,151	*,e	Accuray, Inc	7,769
413		Aceto Corp	11,143
85	*	Addus HomeCare Corp	1,979
91	*,e	Adeptus Health, Inc	4,961
5,197		Aetna Inc	561,900
564	*,e	Air Methods Corp	23,648
1,163	*	Align Technology, Inc	76,584
67	*	Alliance HealthCare Services, Inc	615
2,611	*	Allscripts Healthcare Solutions, Inc	40,157
101	*	Almost Family, Inc	3,861
403	*	Amedisys, Inc	15,846
3,086		AmerisourceBergen Corp	320,049
688	*	AMN Healthcare Services, Inc	21,362
698	*	Amsurg Corp	53,048
177		Analogic Corp	14,620
364	*	Angiodynamics, Inc	4,419
183	*	Anika Therapeutics, Inc	6,983
2,094	*,e	Antares Pharma, Inc	2,534
3,963		Anthem, Inc	552,601
581	*,e	athenahealth, Inc	93,524
403	*	AtriCure, Inc	9,043
29		Atrion Corp	11,055
1,115		Bard (C.R.), Inc	211,226
8,223		Baxter International, Inc	313,707
3,137		Becton Dickinson & Co	483,380
918	*,e	BioScrip, Inc	1,606

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

354	*	BioTelemetry, Inc	$4,135
20,207	*	Boston Scientific Corp	372,617
2,647	*	Brookdale Senior Living, Inc	48,864
484		Cantel Medical Corp	30,076
442	*	Capital Senior Living Corp	9,220
4,962		Cardinal Health, Inc	442,958
459	*,e	Cardiovascular Systems, Inc	6,940
470	*,e	Castlight Health, Inc	2,007
1,865	*	Centene Corp	122,736
4,438	*	Cerner Corp	267,034
1,390	*,e	Cerus Corp	8,785
278	e	Chemed Corp	41,644
3,835		Cigna Corp	561,176
172	*	Civitas Solutions, Inc	4,952
2,019	*	Community Health Systems, Inc	53,564
168	e	Computer Programs & Systems, Inc	8,358
477	*,e	ConforMIS, Inc	8,247
397		Conmed Corp	17,488
100	*	Connecture, Inc	361
735		Cooper Cos, Inc	98,637
312	*,e	Corindus Vascular Robotics, Inc	1,002
180	*	Corvel Corp	7,906
459	*	Cross Country Healthcare, Inc	7,523
377		CryoLife, Inc	4,064
202	*	Cutera, Inc	2,584
319	*	Cynosure, Inc (Class A)	14,250
2,638	*	DaVita, Inc	183,895
2,083		Dentsply International, Inc	126,751
1,191	*	DexCom, Inc	97,543
524	*,e	Diplomat Pharmacy, Inc	17,931
3,190	*	Edwards Lifesciences Corp	251,946
960	*,e	Endologix, Inc	9,504
734		Ensign Group, Inc	16,610
75	*	Entellus Medical, Inc	1,264
2,674	*	Envision Healthcare Holdings, Inc	69,444
131	*	Exactech, Inc	2,378
598	*	ExamWorks Group, Inc	15,907
10,058	*	Express Scripts Holding Co	879,170
635	*	Five Star Quality Care, Inc	2,019
548	*	Genesis Health Care, Inc	1,902
665	*,e	GenMark Diagnostics, Inc	5,160
1,078	*	Globus Medical, Inc	29,990
367	*	Greatbatch, Inc	19,267
745	*	Haemonetics Corp	24,019
725	*	Halyard Health, Inc	24,222
506	*	Hanger Orthopedic Group, Inc	8,324
4,743	*	HCA Holdings, Inc	320,769
1,258	*	Health Net, Inc	86,123
518	*	HealthEquity, Inc	12,986
1,313		Healthsouth Corp	45,706
367	*	HealthStream, Inc	8,074
402	*	Healthways, Inc	5,174
241	*,e	HeartWare International, Inc	12,146
1,278	*	Henry Schein, Inc	202,167
815		Hill-Rom Holdings, Inc	39,169
1,267	*	HMS Holdings Corp	15,635
3,770	*	Hologic, Inc	145,861
2,267		Humana, Inc	404,682
202	*	ICU Medical, Inc	22,782
1,489	*	Idexx Laboratories, Inc	108,578
126	*	Imprivata, Inc	1,424
1,943	*	IMS Health Holdings, Inc	49,488
219	*	Inogen Inc	8,780
277	*,e	Inovalon Holdings, Inc	4,709
877	*	Insulet Corp	33,159
367	*	Integra LifeSciences Holdings Corp	24,875

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

564	*	Intuitive Surgical, Inc	$308,034
463		Invacare Corp	8,052
1,225	*	Inverness Medical Innovations, Inc	47,885
376	*,e	InVivo Therapeutics Holdings Corp	2,707
44	*	iRadimed Corp	1,233
199	*	K2M Group Holdings, Inc	3,928
1,162		Kindred Healthcare, Inc	13,839
1,542	*	Laboratory Corp of America Holdings	190,653
128	e	Landauer, Inc	4,214
309	*	LDR Holding Corp	7,759
185		LeMaitre Vascular, Inc	3,191
267	*	LHC Group, Inc	12,092
658	*	LifePoint Hospitals, Inc	48,297
652	*	LivaNova plc	38,709
405	*	Magellan Health Services, Inc	24,972
633	*	Masimo Corp	26,276
3,486		McKesson Corp	687,544
873	*	MedAssets, Inc	27,011
793	*	Medidata Solutions, Inc	39,087
21,334		Medtronic plc	1,641,011
601		Meridian Bioscience, Inc	12,333
638	*	Merit Medical Systems, Inc	11,860
610	*	Molina Healthcare, Inc	36,679
138		National Healthcare Corp	8,515
133		National Research Corp	2,133
470	*	Natus Medical, Inc	22,583
594	*	Neogen Corp	33,573
368	*	Nevro Corp	24,844
459	*,e	Nobilis Health Corp	1,294
695	*	NuVasive, Inc	37,606
920	*	NxStage Medical, Inc	20,157
517	*	Omnicell, Inc	16,068
749	*	OraSure Technologies, Inc	4,824
267	*	Orthofix International NV	10,469
999		Owens & Minor, Inc	35,944
286	*,e	Oxford Immunotec Global plc	3,289
1,239		Patterson Cos, Inc	56,015
1,412	*	Pediatrix Medical Group, Inc	101,184
435	*	PharMerica Corp	15,225
546	*	Premier, Inc	19,257
151	*	Press Ganey Holdings, Inc	4,764
199	*	Providence Service Corp	9,337
724		Quality Systems, Inc	11,671
2,180		Quest Diagnostics, Inc	155,085
382	*	Quidel Corp	8,098
415	*	RadNet, Inc	2,565
2,188		Resmed, Inc	117,474
726	*,e	Rockwell Medical Technologies, Inc	7,434
837	*	RTI Biologics, Inc	3,323
122	*	SeaSpine Holdings Corp	2,096
167	*,e	Second Sight Medical Products, Inc	984
1,504		Select Medical Holdings Corp	17,913
815	*	Sirona Dental Systems, Inc	89,300
592	*	Spectranetics Corp	8,916
4,154		St. Jude Medical, Inc	256,593
515	*	Staar Surgical Co	3,677
1,263	e	STERIS plc	95,154
5,044		Stryker Corp	468,789
351	*	Surgical Care Affiliates, Inc	13,973
332	*	SurModics, Inc	6,730
255	*	Tandem Diabetes Care, Inc	3,012
1,034	*	Team Health Holdings, Inc	45,382
490	*,e	Teladoc, Inc	8,800
664		Teleflex, Inc	87,283
1,416	*	Tenet Healthcare Corp	42,905
385	*,e	TransEnterix, Inc	955

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

334	*	Triple-S Management Corp (Class B)	$7,986
239	*,e	Trupanion, Inc	2,333
1,710	*,e	Unilife Corp	847
14,251		UnitedHealth Group, Inc	1,676,488
720		Universal American Corp	5,040
1,337		Universal Health Services, Inc (Class B)	159,758
178		US Physical Therapy, Inc	9,555
52		Utah Medical Products, Inc	3,044
1,462	*	Varian Medical Systems, Inc	118,130
249	*	Vascular Solutions, Inc	8,563
1,259	*	VCA Antech, Inc	69,245
1,018	*,e	Veeva Systems, Inc	29,369
202	*,e	Veracyte, Inc	1,454
375	*	Vocera Communications, Inc	4,575
632	*	WellCare Health Plans, Inc	49,429
1,037		West Pharmaceutical Services, Inc	62,448
1,319	*	Wright Medical Group NV	31,893
438	*,e	Zeltiq Aesthetics, Inc	12,496
2,522		Zimmer Holdings, Inc	258,732

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	17,058,711

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
5,788	e	Avon Products, Inc	23,441
580	*	Central Garden and Pet Co (Class A)	7,888
1,968		Church & Dwight Co, Inc	167,044
1,957		Clorox Co	248,206
13,560		Colgate-Palmolive Co	903,367
1,382	e	Coty, Inc	35,421
894		Edgewell Personal Care Co	70,063
373	*,e	Elizabeth Arden, Inc	3,693
894		Energizer Holdings, Inc	30,450
3,114		Estee Lauder Cos (Class A)	274,219
1,076	*,e	Herbalife Ltd	57,695
1,236	*	HRG Group, Inc	16,760
223		Inter Parfums, Inc	5,312
5,465		Kimberly-Clark Corp	695,695
152	*	Medifast, Inc	4,618
111	e	Natural Health Trends Corp	3,722
140		Nature’s Sunshine Products, Inc	1,417
843	e	Nu Skin Enterprises, Inc (Class A)	31,941
127	*	Nutraceutical International Corp	3,279
63		Oil-Dri Corp of America	2,320
108		Orchids Paper Products Co	3,339
40,611		Procter & Gamble Co	3,224,920
162	*	Revlon, Inc (Class A)	4,510
403		Spectrum Brands, Inc	41,025
92	*	USANA Health Sciences, Inc	11,753
208		WD-40 Co	20,519

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	5,892,617

INSURANCE - 4.1%
4,868		ACE Ltd	568,826
6,512		Aflac, Inc	390,069
250	*	Alleghany Corp	119,483
1,633		Allied World Assurance Co Holdings Ltd	60,731
5,778		Allstate Corp	358,756
653	*	AMBAC Financial Group, Inc	9,201
1,193		American Equity Investment Life Holding Co	28,668
972		American Financial Group, Inc	70,062
18,512		American International Group, Inc	1,147,189
105		American National Insurance Co	10,738
276		Amerisafe, Inc	14,048
523		Amtrust Financial Services, Inc	32,206
4,235		Aon plc	390,509

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,888	*	Arch Capital Group Ltd	$131,688
403		Argo Group International Holdings Ltd	24,116
2,625		Arthur J. Gallagher & Co	107,468
878		Aspen Insurance Holdings Ltd	42,407
961		Assurant, Inc	77,399
2,304		Assured Guaranty Ltd	60,895
154	*	Atlas Financial Holdings, Inc	3,065
1,620		Axis Capital Holdings Ltd	91,076
125		Baldwin & Lyons, Inc (Class B)	3,004
27,840	*	Berkshire Hathaway, Inc (Class B)	3,675,994
1,663		Brown & Brown, Inc	53,382
3,454		Chubb Corp	458,139
2,559		Cincinnati Financial Corp	151,416
590	*,e	Citizens, Inc (Class A)	4,384
303		CNA Financial Corp	10,650
2,903		Conseco, Inc	55,418
375		Crawford & Co (Class B)	1,991
143		Donegal Group, Inc (Class A)	2,013
90		EMC Insurance Group, Inc	2,277
458		Employers Holdings, Inc	12,503
913		Endurance Specialty Holdings Ltd	58,423
148	*	Enstar Group Ltd	22,206
435		Erie Indemnity Co (Class A)	41,603
683		Everest Re Group Ltd	125,050
130		FBL Financial Group, Inc (Class A)	8,273
201		Federated National Holding Co	5,942
1,654		First American Financial Corp	59,379
4,111		FNF Group	142,528
7,337	*	Genworth Financial, Inc (Class A)	27,367
420	*	Greenlight Capital Re Ltd (Class A)	7,858
198	*	Hallmark Financial Services	2,315
634		Hanover Insurance Group, Inc	51,570
6,230		Hartford Financial Services Group, Inc	270,756
121	e	HCI Group, Inc	4,217
362	*	Heritage Insurance Holdings, Inc	7,899
467		Horace Mann Educators Corp	15,495
102		Independence Holding Co	1,413
166		Infinity Property & Casualty Corp	13,650
162		James River Group Holdings Ltd	5,433
614		Kemper Corp	22,872
3,723		Lincoln National Corp	187,118
4,751		Loews Corp	182,438
553		Maiden Holdings Ltd	8,245
207	*	Markel Corp	182,853
8,043		Marsh & McLennan Cos, Inc	445,984
2,232	*	MBIA, Inc	14,463
494		Mercury General Corp	23,006
14,080		Metlife, Inc	678,797
515		National General Holdings Corp	11,258
95		National Interstate Corp	2,537
33		National Western Life Group, Inc	8,314
149	*	Navigators Group, Inc	12,783
3,761		Old Republic International Corp	70,067
313		OneBeacon Insurance Group Ltd (Class A)	3,884
741		PartnerRe Ltd	103,547
736		Primerica, Inc	34,761
4,415		Principal Financial Group	198,587
1,060		ProAssurance Corp	51,442
8,719		Progressive Corp	277,264
6,749		Prudential Financial, Inc	549,436
1,054		Reinsurance Group of America, Inc (Class A)	90,170
770		RenaissanceRe Holdings Ltd	87,156
768		RLI Corp	47,424
216		Safety Insurance Group, Inc	12,178
819		Selective Insurance Group, Inc	27,502
671		Stancorp Financial Group, Inc	76,413

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

200		State Auto Financial Corp	$4,118
436		State National Cos, Inc	4,277
329		Stewart Information Services Corp	12,282
1,331		Symetra Financial Corp	42,286
1,221	*	Third Point Reinsurance Ltd	16,374
1,815		Torchmark Corp	103,745
4,757		Travelers Cos, Inc	536,875
110	*	United America Indemnity Ltd	3,192
234		United Fire & Casualty Co	8,965
255		United Insurance Holdings Corp	4,361
456	e	Universal Insurance Holdings, Inc	10,570
3,686		UnumProvident Corp	122,707
1,218		Validus Holdings Ltd	56,381
1,346		W.R. Berkley Corp	73,694
98		White Mountains Insurance Group Ltd	71,227
4,574		XL Capital Ltd	179,209

		TOTAL INSURANCE	13,701,910

MATERIALS - 3.1%
412		A. Schulman, Inc	12,624
78	*	AEP Industries, Inc	6,018
3,229		Air Products & Chemicals, Inc	420,125
1,095		Airgas, Inc	151,460
3,755	*,e	AK Steel Holding Corp	8,411
1,735		Albemarle Corp	97,177
19,492		Alcoa, Inc	192,386
1,514	e	Allegheny Technologies, Inc	17,032
429		American Vanguard Corp	6,010
1,019		Aptargroup, Inc	74,030
954		Ashland, Inc	97,976
1,310		Avery Dennison Corp	82,085
1,447	*	Axalta Coating Systems Ltd	38,563
1,085		Axiall Corp	16,709
437		Balchem Corp	26,570
1,984		Ball Corp	144,296
1,495		Bemis Co, Inc	66,812
1,716	*	Berry Plastics Group, Inc	62,085
571	*	Boise Cascade Co	14,578
300		Brush Engineered Materials, Inc	8,400
912		Cabot Corp	37,283
730		Calgon Carbon Corp	12,592
723		Carpenter Technology Corp	21,885
2,335		Celanese Corp (Series A)	157,216
742	*,e	Century Aluminum Co	3,280
3,559		CF Industries Holdings, Inc	145,243
90		Chase Corp	3,666
2,604		Chemours Co	13,957
1,111	*	Chemtura	30,297
372	*	Clearwater Paper Corp	16,937
5,053	*,e	Cliffs Natural Resources, Inc	7,984
2,109	*,e	Coeur Mining, Inc	5,230
1,538		Commercial Metals Co	21,055
486		Compass Minerals International, Inc	36,581
115	*	Core Molding Technologies, Inc	1,475
2,131	*	Crown Holdings, Inc	108,042
156		Deltic Timber Corp	9,184
915		Domtar Corp	33,809
16,785		Dow Chemical Co	864,092
13,478		Du Pont (E.I.) de Nemours & Co	897,635
723		Eagle Materials, Inc	43,691
2,137		Eastman Chemical Co	144,269
3,965		Ecolab, Inc	453,517
1,059	*	Ferro Corp	11,776
835	*,e	Flotek Industries, Inc	9,552
1,884		FMC Corp	73,721

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

16,725		Freeport-McMoRan Copper & Gold, Inc (Class B)	$113,228
353		FutureFuel Corp	4,765
553		Glatfelter	10,197
4,735		Graphic Packaging Holding Co	60,750
417		Greif, Inc (Class A)	12,848
728		H.B. Fuller Co	26,550
142		Hawkins, Inc	5,079
166		Haynes International, Inc	6,091
1,060	*	Headwaters, Inc	17,882
7,872		Hecla Mining Co	14,878
4,078	*,e	Horsehead Holding Corp	8,360
3,515		Huntsman Corp	39,966
294		Innophos Holdings, Inc	8,520
351		Innospec, Inc	19,063
1,215		International Flavors & Fragrances, Inc	145,363
6,275		International Paper Co	236,567
748	*	Intrepid Potash, Inc	2,207
245		Kaiser Aluminum Corp	20,497
1,230		Kapstone Paper and Packaging Corp	27,786
139		KMG Chemicals, Inc	3,200
296		Koppers Holdings, Inc	5,402
448	*	Kraton Polymers LLC	7,441
274	e	Kronos Worldwide, Inc	1,545
2,147	*	Louisiana-Pacific Corp	38,667
1,745	*,e	LSB Industries, Inc	12,651
5,465		LyondellBasell Industries AF S.C.A	474,908
1,031		Martin Marietta Materials, Inc	140,814
492		Minerals Technologies, Inc	22,563
6,575		Monsanto Co	647,769
5,071		Mosaic Co	139,909
371		Myers Industries, Inc	4,942
240		Neenah Paper, Inc	14,983
129		NewMarket Corp	49,114
7,804		Newmont Mining Corp	140,394
4,769		Nucor Corp	192,191
2,434		Olin Corp	42,011
170		Olympic Steel, Inc	1,969
1,204	*	Omnova Solutions, Inc	7,381
2,323	*	Owens-Illinois, Inc	40,467
1,406		Packaging Corp of America	88,648
1,731	*	Platform Specialty Products Corp	22,209
1,282		PolyOne Corp	40,716
4,083		PPG Industries, Inc	403,482
4,318		Praxair, Inc	442,163
190		Quaker Chemical Corp	14,679
593		Rayonier Advanced Materials, Inc	5,805
362	*	Real Industry, Inc	2,907
1,071		Reliance Steel & Aluminum Co	62,022
3,699	*	Rentech, Inc	13,020
932		Royal Gold, Inc	33,990
1,857		RPM International, Inc	81,819
268	*,e	Ryerson Holding Corp	1,252
387		Schnitzer Steel Industries, Inc (Class A)	5,561
409		Schweitzer-Mauduit International, Inc	17,174
647		Scotts Miracle-Gro Co (Class A)	41,738
3,207		Sealed Air Corp	143,032
570	*,e	Senomyx, Inc	2,149
694		Sensient Technologies Corp	43,597
1,200		Sherwin-Williams Co	311,520
587		Silgan Holdings, Inc	31,534
1,453		Sonoco Products Co	59,384
1,642	e	Southern Copper Corp (NY)	42,889
3,403		Steel Dynamics, Inc	60,812
281		Stepan Co	13,963
1,739	*	Stillwater Mining Co	14,903
374	*	Summit Materials, Inc	7,485

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

936		SunCoke Energy, Inc	$3,248
2,292		Tahoe Resources, Inc	19,872
579		TimkenSteel Corp	4,852
254	*	Trecora Resources	3,147
333		Tredegar Corp	4,535
261	*,e	Trinseo S.A.	7,360
929	e	Tronox Ltd	3,632
30		United States Lime & Minerals, Inc	1,649
2,110	e	United States Steel Corp	16,838
210	*	US Concrete, Inc	11,059
251	e	Valhi, Inc	336
1,192		Valspar Corp	98,876
2,091		Vulcan Materials Co	198,582
624		Wausau Paper Corp	6,384
546		Westlake Chemical Corp	29,659
3,950		WestRock Co	180,199
54	*	WHX Corp	1,108
702		Worthington Industries, Inc	21,158
1,091	*	WR Grace & Co	108,653

		TOTAL MATERIALS	10,205,834

MEDIA - 3.1%
301		AMC Entertainment Holdings, Inc	7,224
861	*	AMC Networks, Inc	64,299
48		Cable One, Inc	20,816
2,916		Cablevision Systems Corp (Class A)	93,020
409	*	Carmike Cinemas, Inc	9,382
7,434		CBS Corp (Class B)	350,364
3,129	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	8,417
1,129	*,e	Charter Communications, Inc	206,720
1,900		Cinemark Holdings, Inc	63,517
566	*	Clear Channel Outdoor Holdings, Inc (Class A)	3,164
37,415		Comcast Corp (Class A)	2,111,328
465	*	Crown Media Holdings, Inc (Class A)	2,609
18	*,e	Daily Journal Corp	3,636
2,526	*	Discovery Communications, Inc (Class A)	67,394
3,942	*	Discovery Communications, Inc (Class C)	99,417
3,256	*	DISH Network Corp (Class A)	186,178
1,127	*	DreamWorks Animation SKG, Inc (Class A)	29,043
375	*	Entercom Communications Corp (Class A)	4,211
931		Entravision Communications Corp (Class A)	7,178
852		EW Scripps Co (Class A)	16,188
1,572		Gannett Co, Inc	25,608
667	*,e	Global Eagle Entertainment, Inc	6,583
966	*	Gray Television, Inc	15,746
700		Harte-Hanks, Inc	2,268
133	*,e	Hemisphere Media Group, Inc	1,962
869	*,e	Imax Corp	30,884
6,347		Interpublic Group of Cos, Inc	147,758
670		John Wiley & Sons, Inc (Class A)	30,170
220		Journal Media Group, Inc	2,644
373	*	Liberty Broadband Corp (Class A)	19,265
1,023	*	Liberty Broadband Corp (Class C)	53,053
1,500	*	Liberty Media Corp	58,875
3,121	*	Liberty Media Corp (Class C)	118,848
1,362	e	Lions Gate Entertainment Corp	44,115
2,089	*	Live Nation, Inc	51,327
187	*	Loral Space & Communications, Inc	7,613
298	*	Madison Square Garden Co	48,216
554	e	MDC Partners, Inc	12,033
1,381	*	Media General, Inc	22,303
465		Meredith Corp	20,111
895	*	MSG Networks, Inc	18,616
760		National CineMedia, Inc	11,940
651		New Media Investment Group, Inc	12,668

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,509		New York Times Co (Class A)	$33,671
5,520		News Corp	73,747
1,810		News Corp (Class B)	25,268
512	e	Nexstar Broadcasting Group, Inc (Class A)	30,054
3,641		Omnicom Group, Inc	275,478
444	*	Reading International, Inc	5,821
1,186	e	Regal Entertainment Group (Class A)	22,380
185	*	Rentrak Corp	8,793
51		Saga Communications, Inc	1,961
365		Scholastic Corp	14,074
1,321		Scripps Networks Interactive (Class A)	72,932
955		Sinclair Broadcast Group, Inc (Class A)	31,076
35,836	*,e	Sirius XM Holdings, Inc	145,853
300	*	Sizmek, Inc	1,095
1,255	*	Starz-Liberty Capital	42,043
3,468		TEGNA, Inc	88,503
5,062		Thomson Corp	191,597
4,233		Time Warner Cable, Inc	785,602
12,347		Time Warner, Inc	798,481
1,479		Time, Inc	23,176
99	*	Townsquare Media, Inc	1,184
1,158		Tribune Co	39,152
322		Tribune Publishing Co	2,969
17,875		Twenty-First Century Fox, Inc	485,485
7,264		Twenty-First Century Fox, Inc (Class B)	197,799
150		Viacom, Inc	6,599
5,174		Viacom, Inc (Class B)	212,962
25,399		Walt Disney Co	2,668,927
583	e	World Wrestling Entertainment, Inc (Class A)	10,401

		TOTAL MEDIA	10,413,794

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.5%
24,781		AbbVie, Inc	1,468,026
149	*,e	Abeona Therapeutics, Inc	501
1,146	*	Acadia Pharmaceuticals, Inc	40,855
305	*,e	Accelerate Diagnostics, Inc	6,554
314	*	Acceleron Pharma, Inc	15,311
1,630	*	Achillion Pharmaceuticals, Inc	17,588
533	*,e	Acorda Therapeutics, Inc	22,802
143	*	Adamas Pharmaceuticals, Inc	4,050
121	*,e	Aduro Biotech, Inc	3,405
440	*,e	Advaxis, Inc	4,426
373	*,e	Aegerion Pharmaceuticals, Inc	3,767
287	*,e	Aerie Pharmaceuticals, Inc	6,988
214	*,e	Affimed NV	1,524
1,123	*	Affymetrix, Inc	11,331
1,104	*	Agenus, Inc	5,012
150	*	Agile Therapeutics, Inc	1,464
4,923		Agilent Technologies, Inc	205,831
369	*,e	Agios Pharmaceuticals, Inc	23,955
604	*,e	Aimmune Therapeutics, Inc	11,144
189	*,e	Akebia Therapeutics, Inc	2,442
1,130	*	Akorn, Inc	42,160
359	*,e	Albany Molecular Research, Inc	7,126
299	*	Alder Biopharmaceuticals, Inc	9,876
3,231	*	Alexion Pharmaceuticals, Inc	616,313
352	*,e	Alimera Sciences, Inc	852
2,267	*	Alkermes plc	179,954
5,871	*	Allergan plc	1,834,688
1,068	*	Alnylam Pharmaceuticals, Inc	100,542
533	*	AMAG Pharmaceuticals, Inc	16,091
11,382		Amgen, Inc	1,847,640
1,917	*,e	Amicus Therapeutics, Inc	18,595
453	*,e	Amphastar Pharmaceuticals, Inc	6,446
588	*	Anacor Pharmaceuticals, Inc	66,426

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

112	*	ANI Pharmaceuticals, Inc	$5,054
506	*,e	Anthera Pharmaceuticals, Inc	2,348
121	*	Applied Genetic Technologies Corp	2,468
434	*	Aratana Therapeutics, Inc	2,422
181	*	Ardelyx, Inc	3,280
3,482	*	Arena Pharmaceuticals, Inc	6,616
2,403	*,e	Ariad Pharmaceuticals, Inc	15,019
2,149	*,e	Array Biopharma, Inc	9,069
1,229	*,e	Arrowhead Research Corp	7,558
203	*,e	Assembly Biosciences, Inc	1,525
224	*	Atara Biotherapeutics, Inc	5,916
93	*,e	aTyr Pharma, Inc	914
291	*,e	Avalanche Biotechnologies, Inc	2,770
680	*,e	Axovant Sciences Ltd	12,260
8,247		Baxalta, Inc	321,880
120	*,e	Bellicum Pharmaceuticals, Inc	2,432
1,046	*	BioCryst Pharmaceuticals, Inc	10,795
659	*,e	BioDelivery Sciences International, Inc	3,157
3,338	*	Biogen Idec, Inc	1,022,596
2,367	*	BioMarin Pharmaceutical, Inc	247,967
297	*	Bio-Rad Laboratories, Inc (Class A)	41,182
73	*	Biospecifics Technologies Corp	3,137
590		Bio-Techne Corp	53,100
734	*,e	BioTime, Inc	3,009
627	*	Bluebird Bio, Inc	40,266
130	*,e	Blueprint Medicines Corp	3,424
24,955		Bristol-Myers Squibb Co	1,716,654
1,601	*	Bruker BioSciences Corp	38,856
186	*,e	Calithera Biosciences, Inc	1,425
449	*	Cambrex Corp	21,143
240	*	Cara Therapeutics Inc	4,046
187	*,e	Carbylan Therapeutics, Inc	677
1,202	*	Catalent, Inc	30,086
1,105	*,e	Catalyst Pharmaceuticals, Inc	2,707
11,874	*	Celgene Corp	1,422,030
1,468	*,e	Celldex Therapeutics, Inc	23,018
138	*	Cellular Biomedicine Group, Inc	2,966
472	*,e	Cempra, Inc	14,693
1,032	*	Cepheid, Inc	37,699
740	*	Charles River Laboratories International, Inc	59,489
316	*	ChemoCentryx, Inc	2,560
595	*	Chimerix, Inc	5,325
68	*,e	Cidara Therapeutics, Inc	1,167
463	*,e	Clovis Oncology, Inc	16,205
338	*	Coherus Biosciences, Inc	7,760
95	*	Collegium Pharmaceutical, Inc	2,612
219	*	Concert Pharmaceuticals Inc	4,154
898	*,e	Corcept Therapeutics, Inc	4,472
123	*,e	Corium International, Inc	999
431	*,e	CorMedix, Inc	875
2,422	*	CTI BioPharma Corp	2,979
1,644	*	Curis, Inc	4,784
503	*	Cytokinetics, Inc	5,261
748	*,e	CytRx Corp	1,982
867	*,e	Depomed, Inc	15,719
185	*	Dermira, Inc	6,403
226	*	Dicerna Pharmaceuticals Inc	2,683
1,634	*,e	Durect Corp	3,611
2,090	*	Dyax Corp	78,626
691	*	Dynavax Technologies Corp	16,695
122	*,e	Eagle Pharmaceuticals, Inc	10,818
14,649		Eli Lilly & Co	1,234,325
433	*	Emergent Biosolutions, Inc	17,324
232	*,e	Enanta Pharmaceuticals, Inc	7,661
3,357	*	Endo International plc	205,516
543	*,e	Endocyte, Inc	2,177

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

424	*,e	Epizyme, Inc	$6,792
183	*,e	Esperion Thereapeutics, Inc	4,074
1,326	*,e	Exact Sciences Corp	12,239
3,210	*,e	Exelixis, Inc	18,104
352	*	Fibrocell Science, Inc	1,602
691	*	FibroGen, Inc	21,055
307	*	Five Prime Therapeutics, Inc	12,741
86	*,e	Flex Pharma, Inc	1,071
200	*,e	Flexion Therapeutics Inc	3,854
419	*	Fluidigm Corp	4,529
320	*,e	Foamix Pharmaceuticals Ltd	2,595
173	*	Foundation Medicine, Inc	3,643
2,273	*,e	Galena Biopharma, Inc	3,341
255	*,e	Genocea Biosciences Inc	1,344
270	*	Genomic Health, Inc	9,504
2,277	*,e	Geron Corp	11,021
22,000		Gilead Sciences, Inc	2,226,180
1,523	*	Halozyme Therapeutics, Inc	26,394
512	*	Harvard Bioscience, Inc	1,777
591	*,e	Heron Therapeutics, Inc	15,780
80	*	Heska Corp	3,094
1,665	*,e	Idera Pharmaceuticals, Inc	5,145
268	*,e	Ignyta, Inc	3,591
2,170	*	Illumina, Inc	416,521
247	*,e	Immune Design Corp	4,960
1,233	*	Immunogen, Inc	16,732
1,305	*,e	Immunomedics, Inc	4,006
1,034	*	Impax Laboratories, Inc	44,214
255	*	INC Research Holdings, Inc	12,370
2,315	*	Incyte Corp	251,062
696	*	Infinity Pharmaceuticals, Inc	5,464
1,045	*,e	Inovio Pharmaceuticals, Inc	7,022
884	*	Insmed, Inc	16,045
340	*,e	Insys Therapeutics, Inc	9,734
229	*,e	Intercept Pharmaceuticals, Inc	34,201
199	*	Intersect ENT, Inc	4,478
487	*	Intra-Cellular Therapies, Inc	26,196
667	*,e	Intrexon Corp	20,110
110	*,e	Invitae Corp	903
1,742	*,e	Ionis Pharmaceuticals, Inc	107,882
1,820	*	Ironwood Pharmaceuticals, Inc	21,094
943	*	Jazz Pharmaceuticals plc	132,548
41,509		Johnson & Johnson	4,263,805
188	*,e	Juno Therapeutics, Inc	8,266
1,014	*,e	Karyopharm Therapeutics, Inc	13,436
3,453	*,e	Keryx Biopharmaceuticals, Inc	17,438
416	*,e	Kite Pharma, Inc	25,634
166	*,e	La Jolla Pharmaceutical Co	4,482
380	*,e	Lannett Co, Inc	15,246
585	*,e	Lexicon Pharmaceuticals, Inc	7,786
257	*,e	Ligand Pharmaceuticals, Inc (Class B)	27,864
664	*,e	Lion Biotechnologies, Inc	5,126
120	*,e	Loxo Oncology, Inc	3,414
588	*	Luminex Corp	12,577
401	*	MacroGenics, Inc	12,419
1,774	*	Mallinckrodt plc	132,394
3,540	*,e	MannKind Corp	5,133
222	*	Medgenics, Inc	1,336
952	*	Medicines Co	35,548
2,485	*	Medivation, Inc	120,125
42,291		Merck & Co, Inc	2,233,811
1,570	*,e	Merrimack Pharmaceuticals, Inc	12,403
441	*	Mettler-Toledo International, Inc	149,556
1,555	*,e	MiMedx Group, Inc	14,570
140	*,e	Mirati Therapeutics, Inc	4,424
872	*	Momenta Pharmaceuticals, Inc	12,940

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,345	*	Mylan NV	$343,074
1,155	*	Myriad Genetics, Inc	49,850
188	*,e	NanoString Technologies, Inc	2,765
2,022	*,e	Navidea Biopharmceuticals, Inc	2,689
1,889	*	Nektar Therapeutics	31,830
749	*	NeoGenomics, Inc	5,895
1,232	*	Neurocrine Biosciences, Inc	69,694
298	*,e	NewLink Genetics Corp	10,844
660	*,e	Northwest Biotherapeutics, Inc	2,112
3,846	*,e	Novavax, Inc	32,268
506	*	Ocata Therapeutics, Inc	4,261
185	*,e	Ocular Therapeutix, Inc	1,733
548	*,e	Omeros Corp	8,620
240	*,e	OncoMed Pharmaceuticals, Inc	5,410
1,471	*	Oncothyreon, Inc	3,266
339	*	Ophthotech Corp	26,622
4,500	*,e	Opko Health, Inc	45,225
1,769	*,e	Orexigen Therapeutics, Inc	3,043
4,084	*,e	Organovo Holdings, Inc	10,169
254	e	Osiris Therapeutics, Inc	2,637
219	*	Otonomy, Inc	6,077
356	*,e	OvaScience, Inc	3,478
772	*,e	Pacific Biosciences of California, Inc	10,136
522	*	Pacira Pharmaceuticals, Inc	40,084
180	*	Paratek Pharmaceuticals, Inc	3,415
876	*	Parexel International Corp	59,673
2,346	e	PDL BioPharma, Inc	8,305
2,703	*,e	Peregrine Pharmaceuticals, Inc	3,163
1,628		PerkinElmer, Inc	87,212
708	*	Pernix Therapeutics Holdings, Inc	2,089
2,202		Perrigo Co plc	318,629
236	*	Pfenex, Inc	2,922
92,175		Pfizer, Inc	2,975,409
251		Phibro Animal Health Corp	7,563
677	*	Portola Pharmaceuticals, Inc	34,832
423	*,e	Pozen, Inc	2,889
287	*,e	PRA Health Sciences, Inc	12,992
795	*	Prestige Brands Holdings, Inc	40,927
933	*,e	Progenics Pharmaceuticals, Inc	5,719
105	*,e	Proteon Therapeutics, Inc	1,629
455	*	Prothena Corp plc	30,990
488	*	PTC Therapeutics, Inc	15,811
358	*,e	Puma Biotechnology, Inc	28,067
3,176	*	Qiagen NV (NASDAQ)	87,816
1,245	*	Quintiles Transnational Holdings, Inc	85,482
542	*	Radius Health, Inc	33,355
1,157	*	Raptor Pharmaceutical Corp	6,016
1,175	*	Regeneron Pharmaceuticals, Inc	637,872
412	*,e	Regulus Therapeutics, Inc	3,593
468	*,e	Relypsa, Inc	13,263
475	*	Repligen Corp	13,438
500	*	Retrophin, Inc	9,645
228	*,e	Revance Therapeutics, Inc	7,788
1,285	*	Rigel Pharmaceuticals, Inc	3,894
200	*	Sage Therapeutics, Inc	11,660
340	*	Sagent Pharmaceuticals	5,409
987	*	Sangamo Biosciences, Inc	9,011
810	*,e	Sarepta Therapeutics, Inc	31,250
716	*	Sciclone Pharmaceuticals, Inc	6,587
1,592	*	Seattle Genetics, Inc	71,449
1,561	*,e	Sequenom, Inc	2,560
325	*,e	Seres Therapeutics, Inc	11,404
405	*,e	Sorrento Therapeutics, Inc	3,528
129	*	Spark Therapeutics, Inc	5,845
972	*,e	Spectrum Pharmaceuticals, Inc	5,861
213	*	Stemline Therapeutics, Inc	1,344

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

357	*	Sucampo Pharmaceuticals, Inc (Class A)	$6,173
486	*	Supernus Pharmaceuticals, Inc	6,532
1,430	*,e	Synergy Pharmaceuticals, Inc	8,108
130	*,e	T2 Biosystems, Inc	1,422
903	*,e	Teligent, Inc	8,037
334	*,e	TESARO, Inc	17,475
502	*,e	Tetraphase Pharmaceuticals, Inc	5,035
516	*,e	TG Therapeutics, Inc	6,156
1,825	*	TherapeuticsMD, Inc	18,925
367	*,e	Theravance Biopharma, Inc	6,015
1,228	*,e	Theravance, Inc	12,943
5,973		Thermo Electron Corp	847,270
949	*	Threshold Pharmaceuticals, Inc	455
146	*,e	Tokai Pharmaceuticals, Inc	1,273
355	*	Trevena, Inc	3,728
349	*,e	Trovagene, Inc	1,885
563	*	Ultragenyx Pharmaceutical, Inc	63,157
689	*	United Therapeutics Corp	107,904
604	*,e	Vanda Pharmaceuticals, Inc	5,623
708	*	Verastem, Inc	1,317
322	*,e	Versartis, Inc	3,990
3,659	*	Vertex Pharmaceuticals, Inc	460,412
185	*,e	Vitae Pharmaceuticals, Inc	3,349
321	*	Vital Therapies, Inc	3,698
1,259	*,e	Vivus, Inc	1,284
1,161	*	vTv Therapeutics, Inc	7,906
390	*	VWR Corp	11,041
1,253	*	Waters Corp	168,629
51	*,e	XBiotech, Inc	554
407	*	Xencor Inc	5,950
827	*	Xenoport, Inc	4,540
240	*	Zafgen, Inc	1,510
1,695	*,e	ZIOPHARM Oncology, Inc	14,085
7,357		Zoetis Inc	352,547
287	*	Zogenix, Inc	4,230

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	31,752,022

REAL ESTATE - 4.2%
1,053		Acadia Realty Trust	34,907
587		AG Mortgage Investment Trust	7,537
248		Agree Realty Corp	8,430
934		Alexander & Baldwin, Inc	32,980
55		Alexander’s, Inc	21,126
1,036		Alexandria Real Estate Equities, Inc	93,613
354	*	Altisource Asset Management Corp	6,075
196	*	Altisource Portfolio Solutions S.A.	5,451
766		Altisource Residential Corp	9,506
684		American Assets Trust,Inc	26,231
1,619		American Campus Communities, Inc	66,929
5,242		American Capital Agency Corp	90,896
1,068		American Capital Mortgage, Inc	14,909
2,594		American Homes 4 Rent	43,216
432		American Residential Properties, Inc	8,165
6,291		American Tower Corp	609,912
14,133		Annaly Capital Management, Inc	132,568
1,539		Anworth Mortgage Asset Corp	6,695
2,250		Apartment Investment & Management Co (Class A)	90,067
836		Apollo Commercial Real Estate Finance, Inc	14,404
2,676		Apple Hospitality REIT, Inc	53,440
100		Ares Commercial Real Estate Corp	1,144
357		Armada Hoffler Properties, Inc	3,741
612		ARMOUR Residential REIT, Inc	13,317
403		Ashford Hospitality Prime, Inc	5,843
1,205		Ashford Hospitality Trust, Inc	7,604
179	*	AV Homes, Inc	2,293
1,997		AvalonBay Communities, Inc	367,708

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,924		BioMed Realty Trust, Inc	$69,270
262		Bluerock Residential Growth REIT, Inc	3,105
2,281		Boston Properties, Inc	290,919
2,577		Brandywine Realty Trust	35,202
2,486		Brixmor Property Group, Inc	64,189
1,276		Camden Property Trust	97,946
868		Campus Crest Communities, Inc	5,902
1,382		Capstead Mortgage Corp	12,079
1,216		Care Capital Properties, Inc	37,173
460		CareTrust REIT, Inc	5,037
568		CatchMark Timber Trust Inc	6,424
2,404		CBL & Associates Properties, Inc	29,737
4,118	*	CBRE Group, Inc	142,400
1,224		Cedar Shopping Centers, Inc	8,666
640		Chatham Lodging Trust	13,107
862		Chesapeake Lodging Trust	21,688
3,282		Chimera Investment Corp	44,766
1,604		Colony Financial, Inc	31,246
534	*	Colony Starwood Homes	12,090
1,793		Columbia Property Trust, Inc	42,100
1,690		Communications Sales & Leasing, Inc	31,586
74		Consolidated-Tomoka Land Co	3,901
347		Coresite Realty	19,682
1,358		Corporate Office Properties Trust	29,645
1,921		Corrections Corp of America	50,887
3,372		Cousins Properties, Inc	31,798
5,009		Crown Castle International Corp	433,028
2,390		CubeSmart	73,182
1,011		CyrusOne, Inc	37,862
2,918		CYS Investments, Inc	20,805
1,403		DCT Industrial Trust, Inc	52,430
4,364		DDR Corp	73,490
2,875		DiamondRock Hospitality Co	27,744
2,032		Digital Realty Trust, Inc	153,660
2,099		Douglas Emmett, Inc	65,447
4,964		Duke Realty Corp	104,343
1,063		DuPont Fabros Technology, Inc	33,793
776		Dynex Capital, Inc	4,928
570		EastGroup Properties, Inc	31,698
693		Education Realty Trust, Inc	26,251
1,593		Empire State Realty Trust, Inc	28,786
888		Entertainment Properties Trust	51,904
917		Equinix, Inc	277,301
1,973	*	Equity Commonwealth	54,711
1,359		Equity Lifestyle Properties, Inc	90,605
1,054		Equity One, Inc	28,616
5,344		Equity Residential	436,017
981		Essex Property Trust, Inc	234,861
1,859		Extra Space Storage, Inc	163,982
1,053		Federal Realty Investment Trust	153,843
2,066		FelCor Lodging Trust, Inc	15,082
1,594		First Industrial Realty Trust, Inc	35,275
788		First Potomac Realty Trust	8,983
3,147	*	Forest City Enterprises, Inc (Class A)	69,014
498	*,e	Forestar Real Estate Group, Inc	5,448
615	*	Four Corners Property Trust, Inc	14,858
1,291		Franklin Street Properties Corp	13,362
102	*	FRP Holdings, Inc	3,462
1,247		Gaming and Leisure Properties, Inc	34,667
8,516		General Growth Properties, Inc	231,720
1,075		Geo Group, Inc	31,078
343		Getty Realty Corp	5,882
475		Gladstone Commercial Corp	6,930
1,014		Government Properties Income Trust	16,092
6,023		Gramercy Property Trust	46,498
73		Great Ajax Corp	885

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

430		Hannon Armstrong Sustainable Infrastructure Capital, Inc	$8,136
1,505		Hatteras Financial Corp	19,791
6,920		HCP, Inc	264,621
1,448		Healthcare Realty Trust, Inc	41,007
1,941		Healthcare Trust of America, Inc	52,349
712		Hersha Hospitality Trust	15,493
1,490		Highwoods Properties, Inc	64,964
2,156		Hospitality Properties Trust	56,379
10,898		Host Marriott Corp	167,175
581	*	Howard Hughes Corp	65,746
1,069		Hudson Pacific Properties	30,082
463		Independence Realty Trust, Inc	3,477
1,253		Inland Real Estate Corp	13,307
1,774		Invesco Mortgage Capital, Inc	21,980
1,762		Investors Real Estate Trust	12,246
3,030		Iron Mountain, Inc	81,840
1,225	*	iStar Financial, Inc	14,369
698		Jones Lang LaSalle, Inc	111,582
1,291		Kennedy-Wilson Holdings, Inc	31,087
1,268		Kilroy Realty Corp	80,239
6,160		Kimco Realty Corp	162,994
1,204		Kite Realty Group Trust	31,220
569		Ladder Capital Corp	7,067
1,168		Lamar Advertising Co	70,057
1,627		LaSalle Hotel Properties	40,935
2,959		Lexington Realty Trust	23,672
2,147		Liberty Property Trust	66,664
719		LTC Properties, Inc	31,018
2,277		Macerich Co	183,731
1,487		Mack-Cali Realty Corp	34,721
194	*	Marcus & Millichap, Inc	5,653
3,787		Medical Properties Trust, Inc	43,588
5,647		MFA Mortgage Investments, Inc	37,270
1,085		Mid-America Apartment Communities, Inc	98,529
851		Monmouth Real Estate Investment Corp (Class A)	8,901
2,397		Monogram Residential Trust, Inc	23,395
577		National Health Investors, Inc	35,122
2,136		National Retail Properties, Inc	85,547
569		National Storage Affiliates Trust	9,747
4,200		New Residential Investment Corp	51,072
959		New Senior Investment Group, Inc	9,456
1,563		New York Mortgage Trust, Inc	8,331
2,421		New York REIT, Inc	27,841
280		NexPoint Residential Trust, Inc	3,665
892		NorthStar Realty Europe Corp	10,535
2,676		NorthStar Realty Finance Corp	45,572
2,628		Omega Healthcare Investors, Inc	91,927
251		One Liberty Properties, Inc	5,386
262		Orchid Island Capital, Inc	2,602
1,976		Outfront Media, Inc	43,136
3,025		Paramount Group, Inc	54,752
1,208		Parkway Properties, Inc	18,881
1,026		Pebblebrook Hotel Trust	28,749
999		Pennsylvania REIT	21,848
1,079		Pennymac Mortgage Investment Trust	16,466
1,008		Physicians Realty Trust	16,995
2,219		Piedmont Office Realty Trust, Inc	41,895
2,713		Plum Creek Timber Co, Inc	129,464
905		Post Properties, Inc	53,540
659		Potlatch Corp	19,928
331		Preferred Apartment Communities, Inc	4,329
7,711		Prologis, Inc	330,956
373		PS Business Parks, Inc	32,611
2,194		Public Storage, Inc	543,454
552		QTS Realty Trust, Inc	24,901
1,095		RAIT Investment Trust	2,956

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,144		Ramco-Gershenson Properties	$19,002
1,826		Rayonier, Inc	40,537
170		Re/Max Holdings, Inc	6,341
2,169	*	Realogy Holdings Corp	79,537
3,706		Realty Income Corp	191,341
1,217		Redwood Trust, Inc	16,064
1,534		Regency Centers Corp	104,496
422		Resource Capital Corp	5,385
1,382		Retail Opportunities Investment Corp	24,738
4,003		Retail Properties of America, Inc	59,124
791		Rexford Industrial Realty, Inc	12,941
1,906		RLJ Lodging Trust	41,227
99	*	RMR Group, Inc	1,427
518		Rouse Properties, Inc	7,542
623		Ryman Hospitality Properties	32,172
929		Sabra Healthcare REIT, Inc	18,794
133		Saul Centers, Inc	6,819
894		Select Income REIT	17,719
3,548		Senior Housing Properties Trust	52,652
516		Silver Bay Realty Trust Corp	8,081
4,667		Simon Property Group, Inc	907,451
1,433		SL Green Realty Corp	161,900
592		Sovran Self Storage, Inc	63,528
6,338		Spirit Realty Capital, Inc	63,507
1,100	*,e	St. Joe Co	20,361
933		STAG Industrial, Inc	17,214
3,418		Starwood Property Trust, Inc	70,274
661		STORE Capital Corp	15,335
1,404		Summit Hotel Properties, Inc	16,778
688		Sun Communities, Inc	47,149
2,998		Sunstone Hotel Investors, Inc	37,445
1,512		Tanger Factory Outlet Centers, Inc	49,442
971		Taubman Centers, Inc	74,495
200	*	Tejon Ranch Co	3,830
620		Terreno Realty Corp	14,024
5,406		Two Harbors Investment Corp	43,789
3,723		UDR, Inc	139,873
258		UMH Properties, Inc	2,611
438		United Development Funding IV	4,818
302		Universal Health Realty Income Trust	15,103
1,349		Urban Edge Properties	31,634
405		Urstadt Biddle Properties, Inc (Class A)	7,792
4,866		Ventas, Inc	274,588
13,489		VEREIT, Inc	106,833
2,773		Vornado Realty Trust	277,189
1,428		Washington REIT	38,642
1,782		Weingarten Realty Investors	61,622
5,159		Welltower, Inc	350,967
614		Western Asset Mortgage Capital Corp	6,275
7,632		Weyerhaeuser Co	228,807
550		Whitestone REIT	6,605
1,613		WP Carey, Inc	95,167
2,677		WP GLIMCHER, Inc	28,403
1,622		Xenia Hotels & Resorts, Inc	24,865

		TOTAL REAL ESTATE	13,968,979

RETAILING - 5.2%
426	*	1-800-FLOWERS.COM, Inc (Class A)	3,101
930		Aaron’s, Inc	20,823
976	e	Abercrombie & Fitch Co (Class A)	26,352
1,110		Advance Auto Parts, Inc	167,066
5,706	*	Amazon.com, Inc	3,856,628
2,903	e	American Eagle Outfitters, Inc	44,996
122	*	America’s Car-Mart, Inc	3,256
411	*	Asbury Automotive Group, Inc	27,718
2,570	*	Ascena Retail Group, Inc	25,314

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,043	*	Autonation, Inc	$62,225
464	*	AutoZone, Inc	344,246
464	*	Barnes & Noble Education, Inc	4,617
735		Barnes & Noble, Inc	6,402
2,521	*	Bed Bath & Beyond, Inc	121,638
4,629		Best Buy Co, Inc	140,953
334		Big 5 Sporting Goods Corp	3,337
777		Big Lots, Inc	29,946
158	*	Blue Nile, Inc	5,867
176	*	Boot Barn Holdings, Inc	2,163
378	e	Buckle, Inc	11,635
165	*	Build-A-Bear Workshop, Inc	2,020
1,272	*	Burlington Stores, Inc	54,569
729	*,e	Cabela’s, Inc	34,066
657		Caleres, Inc	17,621
3,169	*	Carmax, Inc	171,031
368		Cato Corp (Class A)	13,550
2,056		Chico’s FAS, Inc	21,938
297		Children’s Place Retail Stores, Inc	16,394
243		Citi Trends, Inc	5,164
424	*,e	Conn’s, Inc	9,951
231	*,e	Container Store Group, Inc	1,894
340		Core-Mark Holding Co, Inc	27,860
1,158		CST Brands, Inc	45,324
514	*	Destination XL Group, Inc	2,837
1,324		Dick’s Sporting Goods, Inc	46,803
344	e	Dillard’s, Inc (Class A)	22,604
4,607		Dollar General Corp	331,105
3,433	*	Dollar Tree, Inc	265,096
1,144	e	DSW, Inc (Class A)	27,296
284	*	Etsy, Inc	2,346
512	*	EVINE Live, Inc	911
1,740		Expedia, Inc	216,282
1,489	*	Express Parent LLC	25,730
183	*	Fenix Parts, Inc	1,243
647		Finish Line, Inc (Class A)	11,698
780	*	Five Below, Inc	25,038
2,014		Foot Locker, Inc	131,091
753	*	Francesca’s Holdings Corp	13,110
543		Fred’s, Inc (Class A)	8,889
254	*	FTD Cos, Inc	6,647
1,566	e	GameStop Corp (Class A)	43,911
3,431	e	Gap, Inc	84,746
343	*	Genesco, Inc	19,493
2,270		Genuine Parts Co	194,970
1,267		GNC Holdings, Inc	39,302
376		Group 1 Automotive, Inc	28,463
7,150	*	Groupon, Inc	21,951
822	e	Guess?, Inc	15,519
270		Haverty Furniture Cos, Inc	5,789
444	*,e	Hibbett Sports, Inc	13,427
19,445		Home Depot, Inc	2,571,601
475		HSN, Inc	24,068
4,378	*,e	JC Penney Co, Inc	29,157
247		Kirkland’s, Inc	3,582
3,068		Kohl’s Corp	146,129
3,696		L Brands, Inc	354,151
221	*,e	Lands’ End, Inc	5,180
7,225	*	Liberty Interactive Corp	197,387
1,061	*	Liberty TripAdvisor Holdings, Inc	32,191
2,046	*	Liberty Ventures	92,295
344		Lithia Motors, Inc (Class A)	36,694
4,504	*	LKQ Corp	133,454
14,249		Lowe’s Companies, Inc	1,083,494
368	*,e	Lumber Liquidators, Inc	6,388
4,717		Macy’s, Inc	165,001

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

333	*	MarineMax, Inc	$6,134
324	*,e	Mattress Firm Holding Corp	14,460
1,157		Men’s Wearhouse, Inc	16,985
907	*	Michaels Cos, Inc	20,054
459		Monro Muffler, Inc	30,395
703	*	Murphy USA, Inc	42,700
6,385	*	NetFlix, Inc	730,316
2,054	e	Nordstrom, Inc	102,310
414		Nutri/System, Inc	8,959
7,892	*	Office Depot, Inc	44,511
1,521	*	O’Reilly Automotive, Inc	385,452
275	e	Outerwall, Inc	10,049
176	*	Overstock.com, Inc	2,161
363	*	Party City Holdco, Inc	4,686
613		Penske Auto Group, Inc	25,954
774	*	PEP Boys - Manny Moe & Jack	14,249
278	e	PetMed Express, Inc	4,765
1,303	e	Pier 1 Imports, Inc	6,632
776	*	Priceline.com, Inc	989,361
765		Rent-A-Center, Inc	11,452
484	*,e	Restoration Hardware Holdings, Inc	38,454
6,110		Ross Stores, Inc	328,779
2,313	*	Sally Beauty Holdings, Inc	64,510
188	*,e	Sears Holdings Corp	3,865
757	*	Select Comfort Corp	16,207
203		Shoe Carnival, Inc	4,710
541	*	Shutterfly, Inc	24,107
1,203		Signet Jewelers Ltd	148,799
661		Sonic Automotive, Inc (Class A)	15,044
720	*,e	Sportsman’s Warehouse Holdings, Inc	9,288
411	e	Stage Stores, Inc	3,744
10,025		Staples, Inc	94,937
372		Stein Mart, Inc	2,504
151	*	Systemax, Inc	1,299
9,601		Target Corp	697,129
1,658		Tiffany & Co	126,489
1,018	*,e	Tile Shop Holdings, Inc	16,695
174	*	Tilly’s, Inc	1,154
10,137		TJX Companies, Inc	718,815
2,070		Tractor Supply Co	176,985
1,722	*	TripAdvisor, Inc	146,801
632	*	Tuesday Morning Corp	4,108
981	*	Ulta Salon Cosmetics & Fragrance, Inc	181,485
1,403	*	Urban Outfitters, Inc	31,918
432	*	Vitamin Shoppe, Inc	14,126
286	*	VOXX International Corp (Class A)	1,504
286	*	Wayfair, Inc	13,619
258	*	West Marine, Inc	2,190
1,340		Williams-Sonoma, Inc	78,269
32		Winmark Corp	2,976
314	*	Zumiez, Inc	4,748

		TOTAL RETAILING	17,263,577

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
667	*	Advanced Energy Industries, Inc	18,829
9,659	*,e	Advanced Micro Devices, Inc	27,721
302	*	Alpha & Omega Semiconductor Ltd	2,775
521	*,e	Ambarella, Inc	29,041
1,424	*	Amkor Technology, Inc	8,658
4,721		Analog Devices, Inc	261,166
17,204		Applied Materials, Inc	321,199
1,648	*	Applied Micro Circuits Corp	10,498
5,910		Atmel Corp	50,885
3,820		Avago Technologies Ltd	554,473
2,300	*	Axcelis Technologies, Inc	5,957

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

8,259		Broadcom Corp (Class A)	$477,535
977		Brooks Automation, Inc	10,434
353	*	Cabot Microelectronics Corp	15,454
171	*	Cascade Microtech, Inc	2,779
794	*	Cavium Networks, Inc	52,174
293	*	Ceva, Inc	6,844
1,200	*	Cirrus Logic, Inc	35,436
379		Cohu, Inc	4,575
1,573	*,e	Cree, Inc	41,952
4,786		Cypress Semiconductor Corp	46,951
534	*	Diodes, Inc	12,271
289	*	DSP Group, Inc	2,728
2,008	*	Entegris, Inc	26,646
520	*	Exar Corp	3,188
1,676	*	Fairchild Semiconductor International, Inc	34,710
1,092	*	First Solar, Inc	72,061
821	*	Formfactor, Inc	7,389
592	*	Inphi Corp	15,996
2,132	*	Integrated Device Technology, Inc	56,178
71,016		Intel Corp	2,446,501
1,885		Intersil Corp (Class A)	24,053
353		IXYS Corp	4,458
2,443		Kla-Tencor Corp	169,422
800	*	Kopin Corp	2,176
2,387		Lam Research Corp	189,576
1,579	*	Lattice Semiconductor Corp	10,216
3,670		Linear Technology Corp	155,865
336	*,e	MA-COM Technology Solutions	13,739
6,507		Marvell Technology Group Ltd	57,392
1,057	*	Mattson Technology, Inc	3,731
4,270		Maxim Integrated Products, Inc	162,260
962	*	MaxLinear, Inc	14,170
3,195		Microchip Technology, Inc	148,695
16,114	*	Micron Technology, Inc	228,174
1,371	*	Microsemi Corp	44,681
698		MKS Instruments, Inc	25,128
598		Monolithic Power Systems, Inc	38,099
321	*	Nanometrics, Inc	4,860
414	*	NeoPhotonics Corp Ltd	4,496
68		NVE Corp	3,820
8,083		Nvidia Corp	266,416
840	*	Omnivision Technologies, Inc	24,377
6,173	*	ON Semiconductor Corp	60,495
409	*	PDF Solutions, Inc	4,434
970	*	Photronics, Inc	12,077
2,499	*	PMC - Sierra, Inc	29,038
425		Power Integrations, Inc	20,668
2,240	*	Qorvo, Inc	114,016
1,707	*	Rambus, Inc	19,784
456	*	Rudolph Technologies, Inc	6,484
936	*	Semtech Corp	17,709
497	*	Sigma Designs, Inc	3,141
618	*	Silicon Laboratories, Inc	29,998
2,818		Skyworks Solutions, Inc	216,507
750	*,e	SunPower Corp	22,508
3,319		Teradyne, Inc	68,604
1,035		Tessera Technologies, Inc	31,060
15,593		Texas Instruments, Inc	854,652
395	*	Ultra Clean Holdings	2,022
367	*	Ultratech, Inc	7,274
512	*	Veeco Instruments, Inc	10,527
584	*	Xcerra Corp	3,533
3,917		Xilinx, Inc	183,982

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	7,977,321

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 11.9%
482	*	A10 Networks, Inc	$3,162
9,405		Accenture plc	982,823
1,674	*	ACI Worldwide, Inc	35,824
7,672		Activision Blizzard, Inc	296,983
552	*	Actua Corp	6,320
1,122	*	Acxiom Corp	23,472
7,535	*	Adobe Systems, Inc	707,838
2,675	*	Akamai Technologies, Inc	140,785
923	*	Alliance Data Systems Corp	255,274
4,315	*	Alphabet, Inc (Class A)	3,357,113
4,403	*	Alphabet, Inc (Class C)	3,341,349
120	*,e	Amber Road, Inc	611
2,313		Amdocs Ltd	126,220
370		American Software, Inc (Class A)	3,767
555	*	Angie’s List, Inc	5,189
1,417	*	Ansys, Inc	131,073
1,235	*	Aspen Technology, Inc	46,634
3,467	*	Autodesk, Inc	211,244
7,020		Automatic Data Processing, Inc	594,734
591	*	AVG Technologies NV	11,850
899	*	Bankrate, Inc	11,957
106	*	Barracuda Networks, Inc	1,980
857	*	Bazaarvoice, Inc	3,754
111	*,e	Benefitfocus, Inc	4,039
303	*,e	Black Knight Financial Services, Inc	10,017
735		Blackbaud, Inc	48,407
780	*	Blackhawk Network Holdings, Inc	34,484
583	*	Blucora, Inc	5,713
1,464		Booz Allen Hamilton Holding Co	45,164
528	*	Bottomline Technologies, Inc	15,697
193	*,e	Box, Inc	2,694
460	*	Brightcove, Inc	2,852
1,849		Broadridge Financial Solutions, Inc	99,347
423	*	BroadSoft, Inc	14,957
4,657		CA, Inc	133,004
350	*	CACI International, Inc (Class A)	32,473
4,290	*	Cadence Design Systems, Inc	89,275
790	*	Callidus Software, Inc	14,670
238	*	Carbonite, Inc	2,332
644	*	Cardtronics, Inc	21,671
271	*	Care.com, Inc	1,940
155		Cass Information Systems, Inc	7,976
2,503		CDK Global, Inc	118,817
278	*	ChannelAdvisor Corp	3,850
1,042	*	Ciber, Inc	3,657
503	*,e	Cimpress NV	40,813
2,467	*	Citrix Systems, Inc	186,629
9,085	*	Cognizant Technology Solutions Corp (Class A)	545,282
633	*	Commvault Systems, Inc	24,909
2,093		Computer Sciences Corp	68,399
492	*	comScore, Inc	20,246
465	*	Constant Contact, Inc	13,597
1,361		Convergys Corp	33,875
779	*	Cornerstone OnDemand, Inc	26,899
481	*	CoStar Group, Inc	99,418
485		CSG Systems International, Inc	17,450
2,093	*	CSRA, Inc	62,790
342	*	Cvent, Inc	11,939
185	*	Datalink Corp	1,258
479	*,e	Demandware, Inc	25,852
606	*	DHI Group, Inc	5,557
110	*,e	Digimarc Corp	4,016
730	*,e	Digital Turbine, Inc	971
529		DST Systems, Inc	60,338
1,405		EarthLink Holdings Corp	10,439

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

18,131	*	eBay, Inc	$498,240
405	e	Ebix, Inc	13,280
4,777	*	Electronic Arts, Inc	328,275
423	*,e	Ellie Mae, Inc	25,477
845	*,e	Endurance International Group Holdings, Inc	9,236
382	*	EnerNOC, Inc	1,471
556	*	Envestnet, Inc	16,597
705	*	EPAM Systems, Inc	55,427
472		EPIQ Systems, Inc	6,169
747	*	Euronet Worldwide, Inc	54,105
928	*	Everi Holdings, Inc	4,074
941		EVERTEC, Inc	15,752
101	*	Everyday Health, Inc	608
484	*	ExlService Holdings, Inc	21,746
32,393	*	Facebook, Inc	3,390,251
458		Fair Isaac Corp	43,134
4,210		Fidelity National Information Services, Inc	255,126
1,984	*	FireEye, Inc	41,148
1,462	*	First American Corp	49,503
2,758	*	First Data Corp	44,183
3,612	*	Fiserv, Inc	330,354
351	*,e	Five9, Inc	3,054
1,384	*	FleetCor Technologies, Inc	197,815
552	*	FleetMatics Group plc	28,036
178		Forrester Research, Inc	5,069
2,056	*	Fortinet, Inc	64,086
1,313	*	Gartner, Inc	119,089
2,284	*	Genpact Ltd	57,054
435	*	Gigamon, Inc	11,558
2,062		Global Payments, Inc	133,020
220	*,e	Globant S.A.	8,252
1,739	*,e	Glu Mobile, Inc	4,226
341	*,e	GoDaddy, Inc	10,932
805	*,e	Gogo, Inc	14,329
1,083	*,e	GrubHub, Inc	26,209
354	*	GTT Communications, Inc	6,039
239	*,e	Guidance Software, Inc	1,439
1,007	*	Guidewire Software, Inc	60,581
476		Hackett Group, Inc	7,649
526		Heartland Payment Systems, Inc	49,875
109	*,e	Hortonworks, Inc	2,387
268	*	HubSpot, Inc	15,091
1,192		IAC/InterActiveCorp	71,580
395	*	Imperva, Inc	25,007
889	*	Infoblox, Inc	16,349
225	*	Interactive Intelligence, Inc	7,070
729	*	Internap Network Services Corp	4,666
13,594		International Business Machines Corp	1,870,806
4,142		Intuit, Inc	399,703
745		j2 Global, Inc	61,328
1,354		Jack Henry & Associates, Inc	105,693
661	*	Jive Software, Inc	2,697
1,321		King Digital Entertainment plc	23,620
376	*	Knot, Inc	6,039
958		Leidos Holdings, Inc	53,897
884	*	Limelight Networks, Inc	1,291
1,657	*	LinkedIn Corp	372,958
915	*	Lionbridge Technologies	4,493
325	*	Liquidity Services, Inc	2,113
827	*	Liveperson, Inc	5,582
352	*	LogMeIn, Inc	23,619
261	*	Luxoft Holding, Inc	20,131
1,063	*	Manhattan Associates, Inc	70,339
349		Mantech International Corp (Class A)	10,554
441		Marchex, Inc (Class B)	1,716
353	*	Marin Software, Inc	1,264

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

500	*	Marketo, Inc	$14,355
14,966		Mastercard, Inc (Class A)	1,457,090
946		MAXIMUS, Inc	53,213
1,645		Mentor Graphics Corp	30,301
121,087		Microsoft Corp	6,717,907
133	*	MicroStrategy, Inc (Class A)	23,846
553	*,e	MINDBODY, Inc	8,367
577	*,e	MobileIron, Inc	2,083
259	*	Model N, Inc	2,890
529	*,e	ModusLink Global Solutions, Inc	1,312
445	*	MoneyGram International, Inc	2,790
572		Monotype Imaging Holdings, Inc	13,522
1,321	*	Monster Worldwide, Inc	7,569
605	*,e	NetSuite, Inc	51,195
808	*,e	NeuStar, Inc (Class A)	19,368
81	*	New Relic, Inc	2,951
949	*	NIC, Inc	18,676
3,638	*	Nuance Communications, Inc	72,360
385	*,e	OPOWER, Inc	4,066
47,432		Oracle Corp	1,732,691
3,044	*	Pandora Media, Inc	40,820
128	*,e	Park City Group, Inc	1,525
4,926		Paychex, Inc	260,536
454	*	Paycom Software, Inc	17,084
218	*	Paylocity Holding Corp	8,840
18,249	*	PayPal Holdings, Inc	660,614
508		Pegasystems, Inc	13,970
509	*	Perficient, Inc	8,714
1,174	*	Progress Software Corp	28,176
567	*	Proofpoint, Inc	36,861
336	*	PROS Holdings, Inc	7,741
1,652	*	PTC, Inc	57,209
279	*	Q2 Holdings, Inc	7,357
43		QAD, Inc (Class A)	882
1,405	*	QLIK Technologies, Inc	44,482
354	*	Qualys, Inc	11,714
335	*	QuinStreet, Inc	1,437
888	*,e	Quotient Technology, Inc	6,056
1,775	*	Rackspace Hosting, Inc	44,943
299	*	RealNetworks, Inc	1,271
755	*	RealPage, Inc	16,950
2,756	*	Red Hat, Inc	228,224
111		Reis, Inc	2,634
560	*	RetailMeNot, Inc	5,555
774	*	RingCentral, Inc	18,251
392	*	Rocket Fuel, Inc	1,368
1,271	*	Rovi Corp	21,175
364	*	Rubicon Project, Inc	5,988
1,637		Sabre Corp	45,787
9,848	*	Salesforce.com, Inc	772,083
329		Sapiens International Corp NV	3,356
661		Science Applications International Corp	30,261
368	*	Sciquest, Inc	4,773
488	*	Seachange International, Inc	3,289
2,338	*	ServiceNow, Inc	202,377
819	*	ServiceSource International LLC	3,776
346	*,e	Shutterstock, Inc	11,190
710	*	Silver Spring Networks, Inc	10,231
958	*	SolarWinds, Inc	56,426
962		Solera Holdings, Inc	52,746
1,801	*	Splunk, Inc	105,917
235	*	SPS Commerce, Inc	16,499
1,196		SS&C Technologies Holdings, Inc	81,651
205	*	Stamps.com, Inc	22,470
566	*	Sykes Enterprises, Inc	17,421
10,236		Symantec Corp	214,956

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

664	*	Synchronoss Technologies, Inc	$23,393
2,495	*	Synopsys, Inc	113,797
547	*	Syntel, Inc	24,752
527	*	TA Indigo Holding Corp	4,780
710	*	Tableau Software, Inc	66,896
1,302	*	Take-Two Interactive Software, Inc	45,362
519	*	Tangoe, Inc	4,354
222	*	TechTarget, Inc	1,783
646	*	TeleCommunication Systems, Inc (Class A)	3,211
397	*	TeleNav, Inc	2,259
235		TeleTech Holdings, Inc	6,559
2,241	*	Teradata Corp	59,207
280	*,e	Textura Corp	6,042
1,541	*	TiVo, Inc	13,299
2,490		Total System Services, Inc	124,002
1,535		Travelport Worldwide Ltd	19,802
86	*	Travelzoo, Inc	720
708	*,e	TrueCar, Inc	6,754
210	*,e	TubeMogul, Inc	2,856
8,709	*	Twitter, Inc	201,526
485	*	Tyler Technologies, Inc	84,545
411	*	Ultimate Software Group, Inc	80,355
686	*	Unisys Corp	7,580
2,060	*	Vantiv, Inc	97,685
124	*,e	Varonis Systems, Inc	2,331
418	*,e	Vasco Data Security International	6,993
1,621	*	VeriFone Systems, Inc	45,420
1,046	*	Verint Systems, Inc	42,426
1,618	*,e	VeriSign, Inc	141,348
631	*,e	VirnetX Holding Corp	1,622
427	*	Virtusa Corp	17,652
29,302		Visa, Inc (Class A)	2,272,370
1,284	*,e	VMware, Inc (Class A)	72,636
510	*,e	WebMD Health Corp (Class A)	24,633
695	*	Website Pros, Inc	13,907
7,917		Western Union Co	141,793
555	*	WEX, Inc	49,062
260	*	Wix.com Ltd	5,915
1,645	*	Workday, Inc	131,074
97	*,e	Workiva, Inc	1,704
15,308		Xerox Corp	162,724
320	*	Xura, Inc	7,866
14,016	*	Yahoo!, Inc	466,172
936	*	Yelp, Inc	26,957
775	*	Zendesk, Inc	20,491
668	*,e	Zillow Group, Inc	17,395
1,336	*,e	Zillow Group, Inc (Class C)	31,369
743	*	Zix Corp	3,774
10,999	*	Zynga, Inc	29,477

		TOTAL SOFTWARE & SERVICES	39,656,898

TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
1,599	*,e	3D Systems Corp	13,895
806		Adtran, Inc	13,879
317	*,e	Aerohive Networks, Inc	1,620
400	*	Agilysys, Inc	3,996
211	*	Alliance Fiber Optic Products, Inc	3,199
4,622		Amphenol Corp (Class A)	241,407
412	*	Anixter International, Inc	24,881
86,295		Apple, Inc	9,083,412
411	*	Applied Optoelectronics, Inc	7,053
485	*,e	Arista Networks, Inc	37,752
2,728	*	ARRIS Group, Inc	83,395
1,379	*	Arrow Electronics, Inc	74,714
470	*	Avid Technology, Inc	3,426

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,131		Avnet, Inc	$91,292
655		AVX Corp	7,952
194		Badger Meter, Inc	11,366
144		Bel Fuse, Inc (Class B)	2,490
612		Belden CDT, Inc	29,180
750	*	Benchmark Electronics, Inc	15,502
226		Black Box Corp	2,154
6,014		Brocade Communications Systems, Inc	55,208
528	*	CalAmp Corp	10,523
643	*	Calix Networks, Inc	5,060
1,918		CDW Corp	80,633
606		Checkpoint Systems, Inc	3,800
1,778	*	Ciena Corp	36,787
76,136		Cisco Systems, Inc	2,067,473
153	*,e	Clearfield, Inc	2,052
1,253		Cognex Corp	42,314
334	*	Coherent, Inc	21,747
1,530	*	CommScope Holding Co, Inc	39,612
234		Comtech Telecommunications Corp	4,701
305	*,e	Control4 Corp	2,217
17,647		Corning, Inc	322,587
788	*	Cray, Inc	25,571
485		CTS Corp	8,555
548		Daktronics, Inc	4,779
936		Diebold, Inc	28,164
400	*	Digi International, Inc	4,552
716		Dolby Laboratories, Inc (Class A)	24,093
255	*	DTS, Inc	5,758
250	*,e	Eastman Kodak Co	3,135
637	*	EchoStar Corp (Class A)	24,913
248		Electro Rent Corp	2,282
630	*	Electronics for Imaging, Inc	29,446
29,176		EMC Corp	749,240
381	*	EMCORE Corp	2,336
80	*	ePlus, Inc	7,461
1,428	*	Extreme Networks, Inc	5,826
1,071	*	F5 Networks, Inc	103,844
508	*	Fabrinet	12,101
215	*	FARO Technologies, Inc	6,347
597		FEI Co	47,635
1,797	*	Finisar Corp	26,128
617	*,e	Fitbit, Inc	18,257
2,138		Flir Systems, Inc	60,014
497	*	GSI Group, Inc	6,769
1,256	*	Harmonic, Inc	5,112
1,906		Harris Corp	165,631
26,957	*	Hewlett Packard Enterprise Co	409,746
26,957		HP, Inc	319,171
747	*	II-VI, Inc	13,864
163	*,e	Imation Corp	223
400	*	Immersion Corp	4,664
1,872	*	Infinera Corp	33,921
2,335		Ingram Micro, Inc (Class A)	70,937
620	*	Insight Enterprises, Inc	15,574
520		InterDigital, Inc	25,501
1,144	*	InvenSense, Inc	11,703
497	*,e	IPG Photonics Corp	44,313
653	*	Itron, Inc	23,626
867	*	Ixia	10,777
2,873		Jabil Circuit, Inc	66,912
5,981		Juniper Networks, Inc	165,076
2,590	*	Keysight Technologies, Inc	73,375
411	*	Kimball Electronics, Inc	4,517
1,229	*,e	Knowles Corp	16,383
172	*	KVH Industries, Inc	1,620

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

882		Lexmark International, Inc (Class A)	$28,621
323		Littelfuse, Inc	34,564
610	*	Lumentum Holdings, Inc	13,432
497	*	Mercury Computer Systems, Inc	9,125
41		Mesa Laboratories, Inc	4,079
657		Methode Electronics, Inc	20,912
2,599		Motorola, Inc	177,902
221		MTS Systems Corp	14,014
160	*	Multi-Fineline Electronix, Inc	3,309
1,621		National Instruments Corp	46,506
2,665	*	NCR Corp	65,186
4,729		NetApp, Inc	125,460
454	*	Netgear, Inc	19,027
1,579	*	Netscout Systems, Inc	48,475
535	*	Newport Corp	8,490
727	*,e	Nimble Storage, Inc	6,688
576	*,e	Novatel Wireless, Inc	962
2,855	*,e	Oclaro, Inc	9,935
283	*	OSI Systems, Inc	25,091
1,101	*	Palo Alto Networks, Inc	193,930
291		Park Electrochemical Corp	4,382
196	*	PC Connection, Inc	4,437
554		Plantronics, Inc	26,271
511	*	Plexus Corp	17,844
1,944	*	Polycom, Inc	24,475
1,170	*	QLogic Corp	14,274
22,562		Qualcomm, Inc	1,127,762
4,721	*	Quantum Corp	4,391
485	*	RealD, Inc	5,117
383	*	Rofin-Sinar Technologies, Inc	10,257
267	*	Rogers Corp	13,769
1,077	*	Ruckus Wireless, Inc	11,535
3,134		SanDisk Corp	238,153
1,189	*	Sanmina Corp	24,470
410	*	Scansource, Inc	13,210
839	*	ShoreTel, Inc	7,425
435	*	Silicon Graphics International Corp	2,566
704	*	Sonus Networks, Inc	5,020
703	*,e	Stratasys Ltd	16,506
463	*	Super Micro Computer, Inc	11,348
636	*	Synaptics, Inc	51,096
483		SYNNEX Corp	43,436
512	*	Tech Data Corp	33,987
3,730	*	Trimble Navigation Ltd	80,008
846	*	TTM Technologies, Inc	5,507
443	*,e	Ubiquiti Networks, Inc	14,039
579	*	Universal Display Corp	31,521
617	*,e	Viasat, Inc	37,643
3,054	*	Viavi Solutions, Inc	18,599
1,934	*,e	Violin Memory, Inc	1,741
1,815		Vishay Intertechnology, Inc	21,871
161	*	Vishay Precision Group, Inc	1,823
3,473		Western Digital Corp	208,554
730	*	Zebra Technologies Corp (Class A)	50,844

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	18,176,720

TELECOMMUNICATION SERVICES - 2.2%
1,188	*	8x8, Inc	13,603
91,008		AT&T, Inc	3,131,585
220		Atlantic Tele-Network, Inc	17,211
201	*	Boingo Wireless, Inc	1,331
8,542		CenturyTel, Inc	214,917
3,005	*	Cincinnati Bell, Inc	10,818
675		Cogent Communications Group, Inc	23,416

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

945		Consolidated Communications Holdings, Inc	$19,798
533	*,e	Fairpoint Communications, Inc	8,565
19,858	e	Frontier Communications Corp	92,737
464	*	General Communication, Inc (Class A)	9,178
6,783	*,e	Globalstar, Inc	9,767
126	*	Hawaiian Telcom Holdco, Inc	3,132
238		IDT Corp (Class B)	2,775
814	*,e	inContact, Inc	7,766
391		Inteliquent, Inc	6,948
367	*,e	Intelsat S.A.	1,527
1,082	*,e	Iridium Communications, Inc	9,100
4,242	*	Level 3 Communications, Inc	230,595
323		Lumos Networks Corp	3,618
181	*	NTELOS Holdings Corp	1,654
877	*	Orbcomm, Inc	6,349
184	*	pdvWireless, Inc	5,060
1,900	*	SBA Communications Corp (Class A)	199,633
364		Shenandoah Telecom Co	15,670
309		Spok Holdings, Inc	5,661
10,684	*,e	Sprint Corp	38,676
349	*,e	Straight Path Communications, Inc	5,982
1,431		Telephone & Data Systems, Inc	37,049
4,226	*	T-Mobile US, Inc	165,321
200	*	US Cellular Corp	8,162
61,052		Verizon Communications, Inc	2,821,823
2,337	*	Vonage Holdings Corp	13,414
1,408	e	Windstream Holdings, Inc	9,067
2,070	*	Zayo Group Holdings, Inc	55,041

		TOTAL TELECOMMUNICATION SERVICES	7,206,949

TRANSPORTATION - 2.1%
776	*	Air Transport Services Group, Inc	7,822
1,979		Alaska Air Group, Inc	159,329
198		Allegiant Travel Co	33,230
105		Amerco, Inc	40,897
9,459		American Airlines Group, Inc	400,589
378		Arkansas Best Corp	8,085
363	*	Atlas Air Worldwide Holdings, Inc	15,006
1,524	*	Avis Budget Group, Inc	55,306
390		Celadon Group, Inc	3,857
2,210		CH Robinson Worldwide, Inc	137,064
473	e	Copa Holdings S.A. (Class A)	22,827
169	*	Covenant Transportation Group, Inc	3,192
14,818		CSX Corp	384,527
12,267		Delta Air Lines, Inc	621,814
342	*	Eagle Bulk Shipping, Inc	1,204
427	*	Echo Global Logistics, Inc	8,707
2,935		Expeditors International of Washington, Inc	132,369
4,211		FedEx Corp	627,397
419		Forward Air Corp	18,021
756	*	Genesee & Wyoming, Inc (Class A)	40,590
985	*	Hawaiian Holdings, Inc	34,800
1,088	e	Heartland Express, Inc	18,518
6,017	*	Hertz Global Holdings, Inc	85,622
500	*	Hub Group, Inc (Class A)	16,475
1,324		J.B. Hunt Transport Services, Inc	97,129
4,853	*	JetBlue Airways Corp	109,920
1,673		Kansas City Southern Industries, Inc	124,923
791	*	Kirby Corp	41,622
937		Knight Transportation, Inc	22,704
644		Landstar System, Inc	37,771
1,005		Macquarie Infrastructure Co LLC	72,963
319		Marten Transport Ltd	5,646
698		Matson, Inc	29,756

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,614	e	Navios Maritime Holdings, Inc	$2,824
4,511		Norfolk Southern Corp	381,585
1,017	*	Old Dominion Freight Line	60,074
118		Park-Ohio Holdings Corp	4,340
958	*	Radiant Logistics, Inc	3,286
2,215	*	Republic Airways Holdings, Inc	8,705
411	*	Roadrunner Transportation Services Holdings, Inc	3,876
808		Ryder System, Inc	45,919
1,151		Safe Bulkers, Inc	932
358	*	Saia, Inc	7,966
428	*	Scorpio Bulkers, Inc	4,237
1,232		Skywest, Inc	23,433
9,914		Southwest Airlines Co	426,897
1,197	*	Spirit Airlines, Inc	47,700
1,289	*,e	Swift Transportation Co, Inc	17,814
13,109		Union Pacific Corp	1,025,124
5,628	*	United Continental Holdings, Inc	322,484
10,513		United Parcel Service, Inc (Class B)	1,011,666
122		Universal Truckload Services, Inc	1,713
139	*	USA Truck, Inc	2,426
1,203	*	UTI Worldwide, Inc	8,457
407	*,e	Virgin America, Inc	14,656
975		Werner Enterprises, Inc	22,805
849	*	Wesco Aircraft Holdings, Inc	10,163
1,103	*,e	XPO Logistics, Inc	30,057
521	*	YRC Worldwide, Inc	7,388

		TOTAL TRANSPORTATION	6,916,209

UTILITIES - 3.1%
710	e	Abengoa Yield plc	13,696
9,820		AES Corp	93,977
1,862		AGL Resources, Inc	118,814
719		Allete, Inc	36,547
1,783		Alliant Energy Corp	111,348
3,624		Ameren Corp	156,666
7,209		American Electric Power Co, Inc	420,068
543		American States Water Co	22,779
2,749		American Water Works Co, Inc	164,253
2,635		Aqua America, Inc	78,523
111		Artesian Resources Corp	3,075
1,866	e	Atlantic Power Corp	3,676
1,558		Atmos Energy Corp	98,216
895	*	Avangrid, Inc	34,368
912		Avista Corp	32,257
656		Black Hills Corp	30,458
641		California Water Service Group	14,916
5,965	*	Calpine Corp	86,314
5,931		Centerpoint Energy, Inc	108,893
207		Chesapeake Utilities Corp	11,747
937		Cleco Corp	48,921
4,058		CMS Energy Corp	146,413
146		Connecticut Water Service, Inc	5,549
4,484		Consolidated Edison, Inc	288,187
213		Consolidated Water Co, Inc	2,607
8,956		Dominion Resources, Inc	605,784
2,680		DTE Energy Co	214,909
10,397		Duke Energy Corp	742,242
1,845	*	Dynegy, Inc	24,723
4,790		Edison International	283,616
600		El Paso Electric Co	23,100
864		Empire District Electric Co	24,252
2,652		Entergy Corp	181,291
4,674		Eversource Energy	238,701
13,720		Exelon Corp	381,004

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

856		Ferroglobe plc	$9,202
6,317		FirstEnergy Corp	200,438
182	e	Genie Energy Ltd	2,029
2,223		Great Plains Energy, Inc	60,710
1,618		Hawaiian Electric Industries, Inc	46,841
750		Idacorp, Inc	51,000
2,504		ITC Holdings Corp	98,282
609		Laclede Group, Inc	36,181
2,800		MDU Resources Group, Inc	51,296
501		MGE Energy, Inc	23,246
214		Middlesex Water Co	5,680
1,140	e	National Fuel Gas Co	48,735
1,226		New Jersey Resources Corp	40,409
6,685		NextEra Energy, Inc	694,505
4,919		NiSource, Inc	95,970
392		Northwest Natural Gas Co	19,839
823		NorthWestern Corp	44,648
4,874		NRG Energy, Inc	57,367
495		NRG Yield, Inc (Class A)	6,885
1,714	e	NRG Yield, Inc (Class C)	25,299
2,807		OGE Energy Corp	73,796
863		ONE Gas, Inc	43,297
539	e	Ormat Technologies, Inc	19,657
489		Otter Tail Corp	13,022
860	e	Pattern Energy Group, Inc	17,983
3,891		Pepco Holdings, Inc	101,205
7,190		PG&E Corp	382,436
1,150		Piedmont Natural Gas Co, Inc	65,573
1,829		Pinnacle West Capital Corp	117,934
1,143		PNM Resources, Inc	34,942
1,365		Portland General Electric Co	49,645
9,862		PPL Corp	336,590
7,611		Public Service Enterprise Group, Inc	294,470
3,138		Questar Corp	61,128
2,185		SCANA Corp	132,171
3,699		Sempra Energy	347,743
210		SJW Corp	6,226
884		South Jersey Industries, Inc	20,792
13,713		Southern Co	641,631
672		Southwest Gas Corp	37,068
449	e	Spark Energy, Inc	9,303
1,205	*	Talen Energy Corp	7,507
3,378		TECO Energy, Inc	90,024
1,167		TerraForm Global, Inc	6,524
1,783	e	TerraForm Power, Inc	22,430
2,418		UGI Corp	81,632
205		Unitil Corp	7,355
1,188		Vectren Corp	50,395
298	*,e	Vivint Solar, Inc	2,849
4,635		WEC Energy Group, Inc	237,822
2,093		Westar Energy, Inc	88,764
691		WGL Holdings, Inc	43,526
7,517		Xcel Energy, Inc	269,935
183		York Water Co	4,564

		TOTAL UTILITIES	10,190,391

		TOTAL COMMON STOCKS (Cost $206,406,740)	332,286,928

RIGHTS / WARRANTS - 0.0%

ENERGY - 0.0%
303	e,m	Magnum Hunter Resources Corp	0

		TOTAL ENERGY	0

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
118	m	Forest Laboratories, Inc CVR	$113
104	m	Furiex Pharmaceuticals, Inc	0
499	m	Trius Therapeutics, Inc	65

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	178

SOFTWARE & SERVICES - 0.0%
299	m	Gerber Scientific, Inc	0

		TOTAL SOFTWARE & SERVICES	0

TELECOMMUNICATION SERVICES - 0.0%
710	m	Leap Wireless International, Inc	1,789

		TOTAL TELECOMMUNICATION SERVICES	1,789

		TOTAL RIGHTS / WARRANTS (Cost $1,797)	1,967

SHORT-TERM INVESTMENTS - 2.8%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.8%
9,417,992	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	9,417,992

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	9,417,992

		TOTAL SHORT-TERM INVESTMENTS (Cost $9,417,992)	9,417,992

		TOTAL INVESTMENTS - 102.8% (Cost $215,826,529)	341,706,887
		OTHER ASSETS & LIABILITIES, NET - (2.8)%	(9,264,262)

		NET ASSETS - 100.0%	$332,442,625

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,105,861.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUSTRALIA - 0.3%
24,075		BHP Billiton Ltd	$309,835

		TOTAL AUSTRALIA	309,835

DENMARK - 1.3%
28,593	*	H Lundbeck AS	976,316
4,097		Novo Nordisk AS	237,209

		TOTAL DENMARK	1,213,525

FINLAND - 0.4%
13,533	e	Konecranes Oyj	334,951

		TOTAL FINLAND	334,951

FRANCE - 24.1%
119,693		Accor S.A.	5,183,894
3,170		Aeroports de Paris	368,888
5,409		BNP Paribas	306,027
20,435		Compagnie de Saint-Gobain	885,556
36,405		Edenred	688,165
44,257	g	Elior Participations S.C.A	927,211
35,054		Essilor International S.A.	4,368,985
9,233		Groupe Danone	623,906
43,415		Renault S.A.	4,345,645
38,025		Schneider Electric S.A.	2,159,969
35,733		Vinci S.A.	2,290,297

		TOTAL FRANCE	22,148,543

GERMANY - 18.7%
74,189		Adidas-Salomon AG.	7,200,712
204,237	*	Commerzbank AG.	2,107,435
19,368		Deutsche Boerse AG.	1,702,469
18,323		Henkel KGaA (Preference)	2,044,882
15,219		Lanxess AG.	700,336
23,549		Linde AG.	3,401,849

		TOTAL GERMANY	17,157,683

HONG KONG - 1.0%
276,800		Sands China Ltd	938,406

		TOTAL HONG KONG	938,406

INDIA - 7.9%
5,678		Eicher Motors Ltd	1,441,363
8,180		Emami Ltd	123,233
158,064		HDFC Bank Ltd	2,581,600
140,221		IndusInd Bank Ltd	2,046,594
15,277		Maruti Suzuki India Ltd	1,063,909

		TOTAL INDIA	7,256,699

ITALY - 0.9%
58,381		Moncler S.p.A	812,424

		TOTAL ITALY	812,424

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

JAPAN - 14.1%
1,600		Daikin Industries Ltd	$116,515
31,800		Don Quijote Co Ltd	1,116,776
161,000		Ishikawajima-Harima Heavy Industries Co Ltd	444,440
18,900		Murata Manufacturing Co Ltd	2,719,354
1,453		Nomura Holdings, Inc	8,093
84,425		Olympus Corp	3,323,700
7,592		Oriental Land Co Ltd	459,289
230,400	*,e	Pioneer Corp	634,271
117,550		Sony Corp	2,889,001
26,200	e	Sony Financial Holdings, Inc	468,646
12,300		Toyota Motor Corp	757,421

		TOTAL JAPAN	12,937,506

NETHERLANDS - 5.2%
1,165		ASML Holding NV	103,512
38,936		Heineken NV	3,318,004
97,495		ING Groep NV	1,319,111
47		Royal Dutch Shell plc (A Shares)	1,064

		TOTAL NETHERLANDS	4,741,691

SWEDEN - 1.9%
72,527		Electrolux AB (Series B)	1,749,888

		TOTAL SWEDEN	1,749,888

SWITZERLAND - 4.8%
3,167		Burckhardt Compression Holding AG.	969,653
2,945		Geberit AG.	997,479
17		Givaudan S.A.	30,854
22,640		Swatch Group AG. (Registered)	1,528,893
5,192		UBS AG.	100,722
3,083		Zurich Financial Services AG.	792,022

		TOTAL SWITZERLAND	4,419,623

TAIWAN - 0.5%
406,927		Advanced Semiconductor Engineering, Inc	467,445

		TOTAL TAIWAN	467,445

UNITED KINGDOM - 17.7%
5,716		ARM Holdings plc	87,124
8,484		Associated British Foods plc	417,473
291,990		Barclays plc	939,848
63,288		Essentra plc	771,487
287,842		Group 4 Securicor plc	956,150
52,776		Henderson Group plc	239,868
510,259		Man Group plc	1,312,645
2,925		Rio Tinto plc	85,162
374,083		Sky plc	6,132,247
786,841	*	Tesco plc	1,728,906
96,553		Weir Group plc	1,418,247
94,071		WPP plc	2,163,799

		TOTAL UNITED KINGDOM	16,252,956

UNITED STATES - 0.6%
18,866	*	Qiagen NV	511,347

		TOTAL UNITED STATES	511,347

		TOTAL COMMON STOCKS (Cost $91,662,365)	91,252,522

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 0.9%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.9%
869,519	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$869,519

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	869,519

		TOTAL SHORT-TERM INVESTMENTS (Cost $869,519)	869,519

		TOTAL INVESTMENTS - 100.3% (Cost $92,531,884)	92,122,041
		OTHER ASSETS & LIABILITIES, NET - (0.3)%	(302,570)

		NET ASSETS - 100.0%	$91,819,471

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $826,060.

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/15, the aggregate value of these securities was $927,211 or 1.0% of net assets.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

December 31, 2015

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$36,976,574	40.1%
INDUSTRIALS	13,998,885	15.3
FINANCIALS	13,925,079	15.2
HEALTH CARE	9,417,556	10.3
CONSUMER STAPLES	8,256,404	9.0
MATERIALS	5,299,524	5.8
INFORMATION TECHNOLOGY	3,377,435	3.7
ENERGY	1,065	0.0
SHORT-TERM INVESTMENTS	869,519	0.9
OTHER ASSETS & LIABILITES, NET	(302,570)	(0.3)

NET ASSETS	$91,819,471	100.0%

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.5%

AUTOMOBILES & COMPONENTS - 0.1%
$ 49,500	i	Dealer Tire LLC	5.500%	12/22/21	$49,438
74,063	i	Gates Global LLC	4.250	07/05/21	69,301

		TOTAL AUTOMOBILES & COMPONENTS			118,739

CAPITAL GOODS - 0.0%
24,938	i	CHI Overhead Doors, Inc	4.750	07/31/22	24,423
25,000	i	Plaze, Inc	5.250	07/31/22	24,750

		TOTAL CAPITAL GOODS			49,173

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
110,984	i	AECOM Technology Corp	3.750	10/15/21	110,776
59,400	i	Creative Artists Agency LLC	5.500	12/17/21	59,103
25,000	h,i	Staples, Inc	3.500	04/24/21	24,677

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			194,556

CONSUMER DURABLES & APPAREL - 0.0%
91,576	i	Otter Products LLC	5.750	06/03/20	87,341

		TOTAL CONSUMER DURABLES & APPAREL			87,341

CONSUMER SERVICES - 0.2%
100,000	i	Jackson Hewitt Tax Service, Inc	8.000	06/25/21	95,625
99,750	i	Knowledge Universe Education LLC	6.000	08/13/22	97,256
132,906	i	Spin Holdco, Inc	4.250	11/14/19	127,390

		TOTAL CONSUMER SERVICES			320,271

DIVERSIFIED FINANCIALS - 0.2%
199,500		DTZ US Borrower LLC	4.250	11/04/21	194,325
98,496	i	TransUnion LLC	3.500	04/09/21	95,500

		TOTAL DIVERSIFIED FINANCIALS			289,825

ENERGY - 0.0%
2,950	i	Granite Acquisition, Inc	5.000	12/19/21	2,626
66,379	i	Granite Acquisition, Inc	5.000	12/19/21	59,078

		TOTAL ENERGY			61,704

FOOD, BEVERAGE & TOBACCO - 0.0%
29,925	i	Hostess Brands LLC	4.500	08/03/22	29,738
12,981	i	Post Holdings, Inc	3.750	06/02/21	12,946

		TOTAL FOOD, BEVERAGE & TOBACCO			42,684

HEALTH CARE EQUIPMENT & SERVICES - 0.1%
98,685	i	DaVita HealthCare Partners, Inc	3.500	06/24/21	98,150
75,000	i	Greatbatch Ltd	5.250	10/14/22	74,156

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			172,306

INSURANCE - 0.1%
124,524	i	Acrisure LLC	6.500	05/19/22	119,076

		TOTAL INSURANCE			119,076

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

MATERIALS - 0.1%
$ 69,300	i	Eco Services Operations LLC	4.750%	12/04/21	$68,152
137,037	i	Signode Industrial Group US, Inc	3.750	05/01/21	131,898
40,000	i	Solenis International LP	7.750	07/31/22	31,500

		TOTAL MATERIALS			231,550

MEDIA - 0.2%
99,750	i	CDS US Intermediate Holdings, Inc	5.000	07/08/22	93,848
124,233	i	CSC Holdings LLC	2.924	04/17/20	123,690
75,000	i	Neptune Finco Corp	5.000	10/09/22	74,789
97,203	i	Univision Communications, Inc	4.000	03/01/20	94,947

		TOTAL MEDIA			387,274

SOFTWARE & SERVICES - 0.2%
155,000	i	Evergreen Skills Lux S.a.r.l.	9.250	04/28/22	100,362
69,121	i	IMS Health, Inc	3.500	03/17/21	67,393
48,694	i	Mitchell International, Inc	4.500	10/13/20	45,967
41,739	i	P2 Lower Acquisition LLC	5.500	10/22/20	41,217
74,249	i	ProQuest LLC	5.750	10/24/21	72,671
2,838	i	SS&C Technologies Holdings Europe SARL	4.018	07/08/22	2,813
19,283	i	SS&C Technologies Holdings, Inc	4.007	07/08/22	19,114

		TOTAL SOFTWARE & SERVICES			349,537

TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
99,750	i	CommScope, Inc	3.827	12/29/22	98,940
69,128	i	Sensata Technologies BV	3.000	10/14/21	67,774
18,500	i	Zebra Technologies Corp	4.750	10/27/21	18,500

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			185,214

		TOTAL BANK LOAN OBLIGATIONS (Cost $2,724,491)			2,609,250

BONDS - 95.7%

CORPORATE BONDS - 47.3%

AUTOMOBILES & COMPONENTS - 0.4%
125,000		Delphi Automotive plc	3.150	11/19/20	124,852
75,000	g	Gates Global LLC	6.000	07/15/22	54,000
175,000		Magna International, Inc	3.625	06/15/24	171,114
100,000		Magna International, Inc	4.150	10/01/25	101,857
150,000	g	ZF North America Capital, Inc	4.500	04/29/22	146,625

		TOTAL AUTOMOBILES & COMPONENTS			598,448

BANKS - 7.2%
200,000	g	Banco Nacional de Comercio Exterior SNC	4.375	10/14/25	197,500
200,000		Bank of America Corp	5.300	03/15/17	208,052
350,000		Bank of America Corp	2.625	10/19/20	345,751
500,000		Bank of America Corp	4.000	01/22/25	489,868
275,000		Bank of America Corp	3.950	04/21/25	267,811
200,000		Bank of America Corp	3.875	08/01/25	203,045
50,000		Bank of America Corp	4.750	04/21/45	48,057
150,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd	2.350	02/23/17	151,052
225,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd	2.350	09/08/19	223,914
150,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd	3.250	09/08/24	147,860
200,000		Barclays plc	2.750	11/08/19	199,269
325,000		Barclays plc	3.650	03/16/25	312,333
250,000		Branch Banking & Trust Co	2.300	10/15/18	252,528
60,000		Capital One Bank USA NA	3.375	02/15/23	58,742
100,000		Citigroup, Inc	2.550	04/08/19	100,652
325,000		Citigroup, Inc	4.400	06/10/25	328,406
425,000		Citigroup, Inc	4.450	09/29/27	422,470
100,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950	11/09/22	101,232
125,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625	12/01/23	130,344
100,000	g	Credit Agricole S.A.	2.500	04/15/19	100,529
75,000	g	Credit Agricole S.A.	2.750	06/10/20	75,402
225,000		Discover Bank	3.100	06/04/20	225,616
200,000		Fifth Third Bancorp	2.375	04/25/19	200,682

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	HSBC Bank plc	1.500%	05/15/18	$197,815
150,000	g	HSBC Bank plc	4.125	08/12/20	159,798
150,000		HSBC USA, Inc	2.375	11/13/19	149,421
200,000		HSBC USA, Inc	2.350	03/05/20	197,733
200,000	g	Industrial & Commercial Bank of China Ltd	4.875	09/21/25	202,308
375,000		JPMorgan Chase & Co	2.750	06/23/20	376,748
500,000		JPMorgan Chase & Co	3.875	02/01/24	514,285
325,000		JPMorgan Chase & Co	3.900	07/15/25	334,710
100,000	i	JPMorgan Chase & Co	5.150	12/30/49	94,500
80,000		KeyBank NA	2.500	12/15/19	80,141
275,000		KeyBank NA	2.250	03/16/20	271,986
350,000		KeyBank NA	3.300	06/01/25	346,173
100,000	g	Macquarie Bank Ltd	2.600	06/24/19	99,908
225,000		Manufacturers & Traders Trust Co	2.100	02/06/20	221,020
175,000		PNC Bank NA	2.200	01/28/19	175,595
225,000		PNC Bank NA	2.250	07/02/19	226,067
350,000		PNC Bank NA	2.600	07/21/20	350,002
150,000		PNC Bank NA	2.700	11/01/22	145,897
140,000	g,i	Rabobank Nederland NV	11.000	12/30/49	172,830
500,000		Royal Bank of Canada	1.200	09/19/17	497,665
175,000		Royal Bank of Canada	2.200	07/27/18	176,446
300,000	g	Skandinaviska Enskilda Banken AB	2.625	11/17/20	299,052
250,000	g	Societe Generale S.A.	4.750	11/24/25	241,965
250,000	g	Societe Generale S.A.	5.625	11/24/45	239,339
75,000		Sumitomo Mitsui Banking Corp	2.500	07/19/18	75,990
150,000		Sumitomo Mitsui Banking Corp	2.450	01/16/20	149,181
250,000		Sumitomo Mitsui Banking Corp	3.650	07/23/25	252,587
100,000		SunTrust Banks, Inc	2.750	05/01/23	95,670
250,000		Toronto-Dominion Bank	2.500	12/14/20	249,888
200,000	g	Turkiye Garanti Bankasi AS.	4.750	10/17/19	198,660
150,000		Union Bank NA	2.125	06/16/17	150,939
125,000		UnionBanCal Corp	3.500	06/18/22	126,811
370,000		US Bank NA	2.800	01/27/25	360,271
200,000		Westpac Banking Corp	2.250	01/17/19	200,536
325,000		Westpac Banking Corp	2.600	11/23/20	324,875
200,000	g	Zenith Bank plc	6.250	04/22/19	179,900

		TOTAL BANKS			12,927,827

CAPITAL GOODS - 1.2%
125,000		Caterpillar Financial Services Corp	3.250	12/01/24	124,028
150,000	g	CRH America, Inc	3.875	05/18/25	149,050
100,000		Eaton Corp	4.000	11/02/32	95,284
60,000		Embraer Netherlands Finance BV	5.050	06/15/25	54,600
125,000		Ingersoll-Rand Luxembourg Finance S.A.	3.550	11/01/24	122,385
175,000		John Deere Capital Corp	3.400	09/11/25	177,501
175,000		Lockheed Martin Corp	2.500	11/23/20	174,384
100,000		Lockheed Martin Corp	3.550	01/15/26	100,514
125,000		Rockwell Automation, Inc	2.050	03/01/20	123,944
115,000		Rockwell Automation, Inc	2.875	03/01/25	112,164
100,000	g	Schaeffler Finance BV	4.750	05/15/21	100,500
100,000	g	Stena AB	7.000	02/01/24	85,000
100,000		Textron, Inc	3.875	03/01/25	98,127
425,000		Timken Co	3.875	09/01/24	401,293
200,000	g	TSMC Global Ltd	1.625	04/03/18	196,045

		TOTAL CAPITAL GOODS			2,114,819

COMMERCIAL & PROFESSIONAL SERVICES - 1.6%
500,000		21st Century Fox America, Inc	3.000	09/15/22	492,747
50,000		21st Century Fox America, Inc	6.900	08/15/39	59,115
100,000		ADT Corp	6.250	10/15/21	104,455
25,000		AECOM	5.750	10/15/22	25,750
50,000		AECOM	5.875	10/15/24	51,000
250,000		Air Lease Corp	3.875	04/01/21	251,250
250,000	g	Daimler Finance North America LLC	3.300	05/19/25	242,432

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 150,000		Fluor Corp	3.500%	12/15/24	$149,889
75,000		Republic Services, Inc	3.800	05/15/18	77,697
250,000		Republic Services, Inc	3.550	06/01/22	255,446
150,000		Republic Services, Inc	3.200	03/15/25	144,419
75,000		United Rentals North America, Inc	5.500	07/15/25	72,750
250,000		Visa, Inc	2.200	12/14/20	249,810
175,000		Visa, Inc	3.150	12/14/25	175,370
250,000		Waste Management, Inc	2.600	09/01/16	251,723
100,000		Waste Management, Inc	2.900	09/15/22	98,187
50,000		Waste Management, Inc	3.900	03/01/35	46,750
50,000		Waste Management, Inc	4.100	03/01/45	46,470
75,000	g	XPO Logistics, Inc	6.500	06/15/22	69,375

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			2,864,635

CONSUMER DURABLES & APPAREL - 0.2%
100,000		Newell Rubbermaid, Inc	3.900	11/01/25	90,270
100,000		PVH Corp	4.500	12/15/22	97,750
100,000		Whirlpool Corp	3.700	03/01/23	100,640

		TOTAL CONSUMER DURABLES & APPAREL			288,660

CONSUMER SERVICES - 0.2%
200,000	g	1011778 BC / New Red Fin	6.000	04/01/22	206,000
150,000	g	SABMiller Holdings, Inc	3.750	01/15/22	154,282
43,000	g	Six Flags Entertainment Corp	5.250	01/15/21	43,538
70,000		Speedway Motorsports, Inc	5.125	02/01/23	69,300

		TOTAL CONSUMER SERVICES			473,120

DIVERSIFIED FINANCIALS - 6.0%
40,000		Abbey National Treasury Services plc	4.000	04/27/16	40,368
125,000		American Express Centurion Bank	6.000	09/13/17	133,903
725,000		American Express Credit Corp	2.250	08/15/19	725,105
750,000	g,i	Armor Re Ltd	4.243	12/15/16	748,425
50,000		Bank of New York Mellon Corp	5.450	05/15/19	55,193
225,000	g	Bayer US Finance LLC	2.375	10/08/19	225,201
200,000	g	Bayer US Finance LLC	3.375	10/08/24	201,503
200,000	g	BBVA Bancomer S.A.	6.750	09/30/22	220,000
200,000	g	Comcel Trust	6.875	02/06/24	154,000
125,000		Credit Suisse	2.300	05/28/19	125,143
125,000		Credit Suisse	3.000	10/29/21	124,568
150,000	g	Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25	144,915
250,000	g	Credit Suisse Group Funding Guernsey Ltd	4.875	05/15/45	246,529
65,000		Ford Motor Credit Co LLC	4.250	02/03/17	66,413
250,000		Ford Motor Credit Co LLC	3.000	06/12/17	252,441
35,000		Ford Motor Credit Co LLC	6.625	08/15/17	37,305
750,000		Ford Motor Credit Co LLC	2.597	11/04/19	736,443
275,000		Ford Motor Credit Co LLC	3.157	08/04/20	274,172
325,000		Ford Motor Credit Co LLC	3.200	01/15/21	322,826
275,000		Ford Motor Credit Co LLC	4.134	08/04/25	274,164
400,000	g	GE Capital International Funding Co	2.342	11/15/20	397,069
558,000	g	GE Capital International Funding Co	3.373	11/15/25	568,191
215,000		General Electric Capital Corp	3.100	01/09/23	218,227
160,000		General Motors Financial Co, Inc	3.500	07/10/19	160,567
100,000		General Motors Financial Co, Inc	3.200	07/13/20	98,460
40,000		General Motors Financial Co, Inc	4.375	09/25/21	40,582
200,000		Goldman Sachs Group, Inc	2.750	09/15/20	199,912
200,000		Goldman Sachs Group, Inc	3.625	01/22/23	202,347
300,000		Goldman Sachs Group, Inc	3.500	01/23/25	295,073
125,000		Goldman Sachs Group, Inc	4.800	07/08/44	124,162
100,000		Goldman Sachs Group, Inc	4.750	10/21/45	99,312
100,000		Icahn Enterprises LP	4.875	03/15/19	99,100
130,000		International Lease Finance Corp	5.750	05/15/16	131,788
100,000		International Lease Finance Corp	3.875	04/15/18	100,750
100,000		International Lease Finance Corp	5.875	08/15/22	106,500

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Legg Mason, Inc	2.700%	07/15/19	$99,756
100,000		Legg Mason, Inc	3.950	07/15/24	98,415
325,000		Morgan Stanley	1.875	01/05/18	324,673
225,000		Morgan Stanley	2.650	01/27/20	224,467
450,000		Morgan Stanley	2.800	06/16/20	451,603
150,000		Morgan Stanley	4.000	07/23/25	154,595
200,000		Morgan Stanley	3.950	04/23/27	194,199
250,000		Morgan Stanley	6.375	07/24/42	308,923
200,000	g	Nacional Financiera SNC	3.375	11/05/20	198,075
50,000		National Rural Utilities Cooperative Finance Corp	10.375	11/01/18	61,007
100,000	g	SUAM Finance BV	4.875	04/17/24	101,500
150,000	g	UBS Group Funding Jersey Ltd	2.950	09/24/20	148,616
100,000		Unilever Capital Corp	3.100	07/30/25	101,414
150,000		Wells Fargo & Co	2.550	12/07/20	149,248
150,000		Wells Fargo & Co	3.900	05/01/45	138,301

		TOTAL DIVERSIFIED FINANCIALS			10,705,449

ENERGY - 3.5%
50,000		Anadarko Petroleum Corp	5.950	09/15/16	51,379
30,000		Anadarko Petroleum Corp	6.950	06/15/19	32,772
50,000		Apache Corp	4.750	04/15/43	42,954
25,000		Apache Corp	4.250	01/15/44	20,008
255,000		Ashland, Inc	3.875	04/15/18	260,100
250,000		BP Capital Markets plc	1.375	05/10/18	246,433
300,000		BP Capital Markets plc	2.315	02/13/20	295,692
12,000		California Resources Corp	5.000	01/15/20	4,275
30,000	g	California Resources Corp	8.000	12/15/22	15,787
165,000		Calumet Specialty Products Partners LP	6.500	04/15/21	143,550
325,000		Chevron Corp	2.419	11/17/20	323,384
192,000		Cimarex Energy Co	4.375	06/01/24	170,404
150,000		Concho Resources, Inc	5.500	04/01/23	138,750
50,000		Continental Resources, Inc	5.000	09/15/22	36,875
200,000		Ecopetrol S.A.	5.375	06/26/26	170,500
25,000		Enbridge Energy Partners LP	5.200	03/15/20	25,330
100,000		Enbridge Energy Partners LP	4.375	10/15/20	97,590
150,000		Enbridge Energy Partners LP	5.875	10/15/25	144,582
75,000		EnCana Corp	6.500	02/01/38	59,954
200,000		Enterprise Products Operating LLC	3.750	02/15/25	183,044
250,000		Enterprise Products Operating LLC	5.100	02/15/45	209,250
25,000		EP Energy LLC	6.375	06/15/23	12,500
75,000		Exterran Partners LP	6.000	10/01/22	61,125
100,000		Husky Energy, Inc	3.950	04/15/22	92,709
250,000	g	Indo Energy Finance II BV	6.375	01/24/23	102,812
50,000		Marathon Petroleum Corp	3.500	03/01/16	50,141
100,000		Noble Energy, Inc	5.625	05/01/21	97,819
175,000		Noble Energy, Inc	5.875	06/01/22	166,477
25,000		Noble Energy, Inc	5.250	11/15/43	20,177
100,000		Noble Holding International Ltd	4.000	03/16/18	90,563
75,000		Noble Holding International Ltd	3.950	03/15/22	49,606
200,000		ONE Gas, Inc	2.070	02/01/19	198,901
100,000		ONE Gas, Inc	3.610	02/01/24	101,827
100,000	i	Petrobras Global Finance BV	1.990	05/20/16	97,500
100,000	i	Petrobras Global Finance BV	2.461	01/15/19	76,000
50,000		Petrobras Global Finance BV	3.000	01/15/19	38,000
125,000		Petrobras Global Finance BV	4.875	03/17/20	93,750
50,000		Petrobras International Finance Co	3.500	02/06/17	46,750
20,000		Petroleos Mexicanos	8.000	05/03/19	22,017
100,000	g	Petroleos Mexicanos	3.500	07/23/20	94,650
150,000		Petroleos Mexicanos	3.500	01/30/23	130,875
80,000	g	Petroleos Mexicanos	4.250	01/15/25	70,000
40,000		Petroleos Mexicanos	5.500	06/27/44	30,094
162,500	g	Petroleum Co of Trinidad & Tobago Ltd	6.000	05/08/22	150,312
45,000		Pioneer Natural Resources Co	7.500	01/15/20	47,803
150,000		Pioneer Natural Resources Co	3.450	01/15/21	138,560

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 125,000		Pioneer Natural Resources Co	4.450%	01/15/26	$112,578
293,000		Plains All American Pipeline LP	3.600	11/01/24	235,181
45,000		Precision Drilling Corp	6.500	12/15/21	34,650
32,000		Questar Market Resources, Inc	6.875	03/01/21	26,240
17,000		Regency Energy Partners LP	5.875	03/01/22	16,025
250,000	g	Reliance Industries Ltd	4.125	01/28/25	244,796
75,000		Shell International Finance BV	2.375	08/21/22	71,852
125,000		Southwestern Energy Co	4.050	01/23/20	90,625
100,000		Statoil ASA	1.200	01/17/18	99,029
200,000		Statoil ASA	2.450	01/17/23	189,669
125,000		Statoil ASA	4.250	11/23/41	117,827
50,000		Talisman Energy, Inc	3.750	02/01/21	45,355
50,000	g	Targa Resources Partners LP	5.000	01/15/18	46,250
100,000		TransCanada PipeLines Ltd	5.850	03/15/36	102,838
55,000	g	Ultra Petroleum Corp	6.125	10/01/24	12,512
50,000		Vale Overseas Ltd	4.375	01/11/22	37,841
25,000		Vale Overseas Ltd	6.875	11/21/36	17,476

		TOTAL ENERGY			6,254,325

FOOD & STAPLES RETAILING - 0.8%
400,000		CVS Health Corp	2.800	07/20/20	401,964
100,000		CVS Health Corp	3.375	08/12/24	99,014
375,000		CVS Health Corp	3.875	07/20/25	382,780
140,000		Ingles Markets, Inc	5.750	06/15/23	139,650
225,000		Walgreens Boots Alliance, Inc	2.700	11/18/19	224,672
250,000		Walgreens Boots Alliance, Inc	3.800	11/18/24	242,732

		TOTAL FOOD & STAPLES RETAILING			1,490,812

FOOD, BEVERAGE & TOBACCO - 1.4%
75,000		ConAgra Foods, Inc	3.200	01/25/23	72,158
100,000		Constellation Brands, Inc	3.875	11/15/19	102,750
200,000	g	Corp Lindley S.A.	4.625	04/12/23	197,000
150,000		Diageo Capital plc	2.625	04/29/23	145,018
200,000	g	Embotelladora Andina S.A.	5.000	10/01/23	206,092
150,000		Fomento Economico Mexicano SAB de C.V.	2.875	05/10/23	140,032
100,000		General Mills, Inc	2.200	10/21/19	100,031
100,000		Mead Johnson Nutrition Co	3.000	11/15/20	100,015
100,000		Mondelez International, Inc	4.125	02/09/16	100,258
300,000		Mondelez International, Inc	4.000	02/01/24	309,448
5,000		PepsiCo, Inc	7.900	11/01/18	5,859
275,000		PepsiCo, Inc	2.750	04/30/25	266,933
265,000		PepsiCo, Inc	4.450	04/14/46	273,537
32,000	g	Pernod-Ricard S.A.	5.750	04/07/21	35,331
175,000	g	Pernod-Ricard S.A.	4.250	07/15/22	179,763
175,000		Philip Morris International, Inc	3.375	08/11/25	177,122
75,000		Tyson Foods, Inc	3.950	08/15/24	77,010
100,000		Tyson Foods, Inc	4.875	08/15/34	101,994

		TOTAL FOOD, BEVERAGE & TOBACCO			2,590,351

HEALTH CARE EQUIPMENT & SERVICES - 1.5%
50,000		Becton Dickinson & Co	1.750	11/08/16	50,254
100,000		Becton Dickinson & Co	3.734	12/15/24	100,918
125,000		Becton Dickinson & Co	4.685	12/15/44	126,106
100,000		CHS/Community Health Systems	6.875	02/01/22	94,875
100,000		Covidien International Finance S.A.	3.200	06/15/22	100,251
100,000		Express Scripts Holding Co	3.900	02/15/22	102,760
130,000	g	Fresenius Medical Care Capital Trust	5.750	02/15/21	139,100
40,000		HCA, Inc	6.500	02/15/20	43,580
150,000		HCA, Inc	5.875	03/15/22	158,250
125,000		Keysight Technologies, Inc	4.550	10/30/24	120,179
100,000		Laboratory Corp of America Holdings	2.625	02/01/20	98,766
100,000		Laboratory Corp of America Holdings	3.600	02/01/25	96,502
200,000		Medtronic, Inc	3.500	03/15/25	202,368

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000		Medtronic, Inc	4.625%	03/15/45	$206,205
200,000		Quest Diagnostics, Inc	3.500	03/30/25	193,241
75,000		Thermo Fisher Scientific, Inc	2.250	08/15/16	75,412
100,000		Thermo Fisher Scientific, Inc	2.400	02/01/19	99,983
100,000		Thermo Fisher Scientific, Inc	3.300	02/15/22	99,812
125,000		Thermo Fisher Scientific, Inc	3.150	01/15/23	121,742
250,000		Zimmer Holdings, Inc	2.700	04/01/20	246,948
275,000		Zimmer Holdings, Inc	3.550	04/01/25	267,369

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			2,744,621

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
200,000		Colgate-Palmolive Co	4.000	08/15/45	200,443

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			200,443

INSURANCE - 2.4%
125,000		Aetna, Inc	1.500	11/15/17	124,526
100,000		Allstate Corp	3.150	06/15/23	99,980
100,000		Allstate Corp	4.500	06/15/43	101,596
200,000		American International Group, Inc	2.300	07/16/19	198,328
200,000		Children’s Hospital Medic	4.268	05/15/44	195,612
100,000		Chubb Corp	6.000	05/11/37	122,593
20,000		Cigna Corp	5.125	06/15/20	21,832
100,000		Cigna Corp	4.500	03/15/21	106,148
125,000		Cigna Corp	3.250	04/15/25	122,761
100,000	g	Five Corners Funding Trust	4.419	11/15/23	104,410
25,000		Lincoln National Corp	7.000	06/15/40	31,356
350,000	g,i	Merna Reinsurance IV Ltd	2.663	04/08/16	349,895
300,000		MetLife, Inc	4.368	09/15/23	322,209
225,000		MetLife, Inc	3.000	03/01/25	216,375
150,000	i	MetLife, Inc	5.250	12/30/49	152,625
100,000		Principal Financial Group, Inc	1.850	11/15/17	100,081
150,000		Progressive Corp	3.750	08/23/21	158,608
175,000		Prudential Financial, Inc	5.400	06/13/35	190,382
100,000		Prudential Financial, Inc	5.100	08/15/43	104,185
325,000	i	Prudential Financial, Inc	5.375	05/15/45	324,594
100,000	g	Prudential Funding LLC	6.750	09/15/23	118,036
100,000	g	Swiss Re Treasury US Corp	2.875	12/06/22	96,635
125,000	g	Swiss Re Treasury US Corp	4.250	12/06/42	117,970
25,000		Travelers Cos, Inc	5.800	05/15/18	27,305
150,000		UnitedHealth Group, Inc	3.750	07/15/25	154,773
275,000		UnitedHealth Group, Inc	4.750	07/15/45	289,387
250,000		WellPoint, Inc	3.125	05/15/22	245,462
150,000		WellPoint, Inc	4.625	05/15/42	141,643
25,000		WR Berkley Corp	5.375	09/15/20	27,478

		TOTAL INSURANCE			4,366,785

MATERIALS - 2.4%
35,000		Air Products & Chemicals, Inc	4.375	08/21/19	37,397
52,000		Barrick Gold Corp	4.100	05/01/23	44,612
25,000	g	Berry Plastics Corp	6.000	10/15/22	25,437
50,000	g	Blue Cube Spinco, Inc	9.750	10/15/23	53,937
50,000	g	Blue Cube Spinco, Inc	10.000	10/15/25	55,000
200,000		Celulosa Arauco y Constitucion S.A.	4.500	08/01/24	198,073
100,000		Corning, Inc	1.450	11/15/17	99,143
200,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.500	09/16/25	188,335
105,000		Crown Americas LLC	4.500	01/15/23	102,637
100,000		Eastman Chemical Co	3.800	03/15/25	96,902
75,000		Fibria Overseas Finance Ltd	5.250	05/12/24	71,250
200,000	g	Georgia-Pacific LLC	2.539	11/15/19	198,916
930,000	g	Glencore Funding LLC	2.125	04/16/18	826,442
125,000	g	Glencore Funding LLC	4.625	04/29/24	90,525
150,000	g	Glencore Funding LLC	4.000	04/16/25	104,250
50,000		Hexion US Finance Corp	8.875	02/01/18	35,250

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 50,000		Hexion US Finance Corp	6.625%	04/15/20	$39,125
598,000		International Paper Co	4.750	02/15/22	638,841
200,000	g	Klabin Finance S.A.	5.250	07/16/24	178,000
150,000		LyondellBasell Industries NV	4.625	02/26/55	121,643
125,000		Nucor Corp	4.000	08/01/23	121,243
200,000	g	OCP S.A.	4.500	10/22/25	186,026
80,000	g	Owens-Brockway Glass Container, Inc	5.875	08/15/23	81,200
150,000		Packaging Corp of America	3.650	09/15/24	145,844
85,000		Rio Tinto Finance USA plc	2.250	12/14/18	82,882
70,000	g	Sealed Air Corp	5.250	04/01/23	71,400
25,000		Steel Dynamics, Inc	5.125	10/01/21	23,125
100,000		Teck Resources Ltd	2.500	02/01/18	76,000
100,000		Teck Resources Ltd	3.750	02/01/23	46,250
225,000	g	Union Andina de Cementos SAA	5.875	10/30/21	217,125
45,000	g	Univar, Inc	6.750	07/15/23	41,063

		TOTAL MATERIALS			4,297,873

MEDIA - 2.7%
100,000		AMC Entertainment, Inc	5.875	02/15/22	101,500
150,000		CBS Corp	2.300	08/15/19	148,347
125,000		CBS Corp	4.000	01/15/26	121,962
50,000		CBS Corp	4.600	01/15/45	42,898
250,000	g	CCO Safari II LLC	3.579	07/23/20	248,568
325,000	g	CCO Safari II LLC	4.908	07/23/25	324,681
100,000		Cinemark USA, Inc	4.875	06/01/23	97,500
475,000		Comcast Corp	4.250	01/15/33	466,735
150,000		Comcast Corp	4.600	08/15/45	151,864
175,000		DIRECTV Holdings LLC	4.450	04/01/24	179,756
15,000	g	Gannett Co, Inc	4.875	09/15/21	15,038
80,000	g	Gannett Co, Inc	5.500	09/15/24	80,000
200,000		Grupo Televisa SAB	4.625	01/30/26	197,610
200,000		Grupo Televisa SAB	5.000	05/13/45	171,835
100,000		Lamar Media Corp	5.875	02/01/22	105,000
100,000	g	NBC Universal Enterprise, Inc	1.662	04/15/18	100,024
125,000	g	NBC Universal Enterprise, Inc	1.974	04/15/19	124,942
50,000	g	Nielsen Finance LLC	5.000	04/15/22	49,375
120,000	g	Numericable Group S.A.	6.000	05/15/22	116,400
200,000		Outfront Media Capital LLC	5.250	02/15/22	204,500
200,000		Scripps Networks Interactive, Inc	2.800	06/15/20	195,118
175,000	g	Sky plc	2.625	09/16/19	174,257
200,000		Time Warner Cable, Inc	4.000	09/01/21	201,942
75,000		Time Warner Cable, Inc	5.875	11/15/40	71,060
450,000		Time Warner, Inc	2.100	06/01/19	447,591
50,000		Time Warner, Inc	6.500	11/15/36	56,608
150,000		Time Warner, Inc	4.650	06/01/44	137,586
104,000	g	Time, Inc	5.750	04/15/22	95,160
200,000	g	Univision Communications, Inc	5.125	05/15/23	192,500
115,000		Viacom, Inc	2.500	12/15/16	115,241
125,000		Viacom, Inc	5.850	09/01/43	112,173

		TOTAL MEDIA			4,847,771

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.7%
425,000		AbbVie, Inc	2.500	05/14/20	420,798
175,000		Actavis Funding SCS	3.000	03/12/20	174,861
150,000		Actavis Funding SCS	3.800	03/15/25	149,248
150,000		Amgen, Inc	4.400	05/01/45	138,879
150,000		Biogen, Inc	2.900	09/15/20	149,671
175,000		Celgene Corp	2.875	08/15/20	173,749
250,000		Celgene Corp	3.875	08/15/25	249,206
125,000		Gilead Sciences, Inc	3.500	02/01/25	126,054
250,000		Gilead Sciences, Inc	3.650	03/01/26	252,222
100,000	g	Mylan NV	3.750	12/15/20	100,108
75,000		Mylan, Inc	2.550	03/28/19	74,020
375,000		Novartis Capital Corp	3.000	11/20/25	369,673

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000		Novartis Capital Corp	4.000%	11/20/45	$244,635
100,000		Perrigo Co plc	4.000	11/15/23	97,849
100,000		Perrigo Finance plc	4.900	12/15/44	90,245
100,000		Zoetis, Inc	3.450	11/13/20	100,120
100,000		Zoetis, Inc	4.500	11/13/25	101,407

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,012,745

REAL ESTATE - 2.1%
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	145,038
100,000		Brixmor Operating Partnership LP	3.875	08/15/22	99,552
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	194,472
35,000		Camden Property Trust	4.625	06/15/21	37,273
100,000		Camden Property Trust	2.950	12/15/22	95,979
100,000		DCT Industrial Operating Partnership LP	4.500	10/15/23	100,072
100,000		DDR Corp	3.625	02/01/25	94,413
75,000		DDR Corp	4.250	02/01/26	73,167
100,000		Developers Diversified Realty Corp	4.750	04/15/18	104,623
40,000		Developers Diversified Realty Corp	7.875	09/01/20	47,872
100,000		Equinix, Inc	4.875	04/01/20	103,950
100,000		Equity One, Inc	3.750	11/15/22	96,571
75,000		Essex Portfolio LP	3.375	01/15/23	73,588
25,000		Healthcare Realty Trust, Inc	5.750	01/15/21	27,579
100,000		Healthcare Realty Trust, Inc	3.750	04/15/23	97,884
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	169,411
100,000		Healthcare Trust of America Holdings LP	3.700	04/15/23	96,977
100,000		Host Hotels & Resorts LP	4.500	02/01/26	98,728
225,000		Kilroy Realty LP	3.800	01/15/23	223,038
100,000		Kilroy Realty LP	4.375	10/01/25	101,304
100,000		Kimco Realty Corp	3.400	11/01/22	99,115
100,000		Mid-America Apartments LP	4.300	10/15/23	102,525
125,000		Mid-America Apartments LP	3.750	06/15/24	122,503
50,000		National Retail Properties, Inc	3.800	10/15/22	50,167
100,000		National Retail Properties, Inc	3.300	04/15/23	96,278
100,000		National Retail Properties, Inc	4.000	11/15/25	98,251
150,000		Regency Centers LP	3.900	11/01/25	149,706
40,000		Simon Property Group LP	10.350	04/01/19	49,087
200,000	g	Trust F	5.250	01/30/26	194,500
100,000		Ventas Realty LP	4.125	01/15/26	99,682
50,000		Weingarten Realty Investors	3.375	10/15/22	48,799
100,000		Weingarten Realty Investors	3.500	04/15/23	97,227
100,000		Weingarten Realty Investors	4.450	01/15/24	102,533
100,000		Weingarten Realty Investors	3.850	06/01/25	97,062
325,000		Welltower, Inc	4.000	06/01/25	319,744

		TOTAL REAL ESTATE			3,808,670

RETAILING - 1.5%
100,000	g	Argos Merger Sub, Inc	7.125	03/15/23	99,150
25,000	g	Asbury Automotive Group, Inc	6.000	12/15/24	25,812
100,000		AutoNation, Inc	3.350	01/15/21	99,652
300,000		AutoZone, Inc	2.500	04/15/21	292,838
100,000		AutoZone, Inc	3.250	04/15/25	96,769
15,000	g	Family Tree Escrow LLC	5.750	03/01/23	15,638
150,000		Home Depot, Inc	3.350	09/15/25	153,371
75,000	g	L Brands, Inc	6.875	11/01/35	77,063
132,000		Limited Brands, Inc	6.625	04/01/21	146,190
250,000		Macy’s Retail Holdings, Inc	3.450	01/15/21	248,655
70,000		Men’s Wearhouse, Inc	7.000	07/01/22	49,700
35,000		O’Reilly Automotive, Inc	4.625	09/15/21	37,305
725,000		O’Reilly Automotive, Inc	3.800	09/01/22	734,220
100,000		QVC, Inc	5.125	07/02/22	99,688
125,000	g	Rolls-Royce plc	2.375	10/14/20	122,222
100,000	g	Rolls-Royce plc	3.625	10/14/25	97,994
100,000		Sally Holdings LLC	5.750	06/01/22	103,500

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Tiffany & Co	3.800%	10/01/24	$98,600

		TOTAL RETAILING			2,598,367

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
250,000		Intel Corp	3.700	07/29/25	258,631

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			258,631

SOFTWARE & SERVICES - 1.2%
200,000		Baidu, Inc	3.000	06/30/20	197,783
1,170,000		Fidelity National Information Services, Inc	5.000	03/15/22	1,216,065
100,000		NCR Corp	5.875	12/15/21	98,500
50,000	g	Open Text Corp	5.625	01/15/23	49,500
375,000		Oracle Corp	2.500	05/15/22	368,295
150,000		Oracle Corp	4.125	05/15/45	141,967
25,000	g	SS&C Technologies Holdings, Inc	5.875	07/15/23	25,812

		TOTAL SOFTWARE & SERVICES			2,097,922

TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
200,000		Amphenol Corp	3.125	09/15/21	197,856
100,000		CC Holdings GS V LLC	2.381	12/15/17	100,108
75,000	g	CommScope, Inc	5.000	06/15/21	71,906
75,000	g	CommScope, Inc	5.500	06/15/24	71,250
17,000		Hewlett-Packard Co	3.750	12/01/20	16,872
65,000	g	International Game Technology	5.625	02/15/20	64,025
150,000	g	NXP BV	3.750	06/01/18	150,750
50,000	g	Seagate HDD Cayman	4.875	06/01/27	38,391
100,000		Tyco Electronics Group S.A.	2.375	12/17/18	99,875
150,000		Tyco Electronics Group S.A.	3.500	02/03/22	152,733
25,000		Zebra Technologies Corp	7.250	10/15/22	26,125

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			989,891

TELECOMMUNICATION SERVICES - 2.5%
200,000		Alibaba Group Holding Ltd	2.500	11/28/19	195,392
50,000		American Tower Corp	3.500	01/31/23	48,903
125,000		AT&T, Inc	1.400	12/01/17	124,428
225,000		AT&T, Inc	2.450	06/30/20	221,671
150,000		AT&T, Inc	2.625	12/01/22	142,302
275,000		AT&T, Inc	3.400	05/15/25	264,334
300,000		AT&T, Inc	4.500	05/15/35	277,487
100,000		AT&T, Inc	4.750	05/15/46	91,543
200,000	g	Bharti Airtel International Netherlands BV	5.350	05/20/24	209,955
100,000		Deutsche Telekom International Finance BV	8.750	06/15/30	138,727
75,000	g	Deutsche Telekom International Finance BV	4.875	03/06/42	76,377
125,000		Intelsat Jackson Holdings S.A.	5.500	08/01/23	98,125
50,000		Orange S.A.	5.500	02/06/44	53,009
100,000	g	SES	3.600	04/04/23	97,412
150,000		Telefonica Emisiones SAU	3.992	02/16/16	150,413
200,000		Telefonica Emisiones SAU	4.570	04/27/23	209,808
100,000		T-Mobile USA, Inc	6.731	04/28/22	104,250
50,000		T-Mobile USA, Inc	6.375	03/01/25	50,500
675,000		Verizon Communications, Inc	3.450	03/15/21	690,912
400,000		Verizon Communications, Inc	4.150	03/15/24	411,320
425,000		Verizon Communications, Inc	4.400	11/01/34	392,118
433,000		Verizon Communications, Inc	4.272	01/15/36	390,828
100,000		Windstream Corp	6.375	08/01/23	72,000

		TOTAL TELECOMMUNICATION SERVICES			4,511,814

TRANSPORTATION - 2.1%
200,000	g	Adani Ports & Special Economic Zone Ltd	3.500	07/29/20	197,125
275,000	g	AP Moeller-Maersk A.S.	2.550	09/22/19	272,246
250,000	g	AP Moeller-Maersk A.S.	3.750	09/22/24	242,675

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 165,000	g	Asciano Finance Ltd	5.000%	04/07/18	$169,899
100,000	g	Bombardier, Inc	5.500	09/15/18	91,760
225,000		Canadian Pacific Railway Co	2.900	02/01/25	211,811
100,000		Canadian Pacific Railway Co	4.800	08/01/45	97,256
100,000	g	ERAC USA Finance LLC	3.300	10/15/22	98,438
100,000	g	ERAC USA Finance LLC	5.625	03/15/42	107,334
125,000		FedEx Corp	3.200	02/01/25	121,680
100,000		FedEx Corp	4.100	02/01/45	89,050
221,000		GATX Corp	1.250	03/04/17	218,793
200,000		GATX Corp	2.500	07/30/19	196,855
125,000		GATX Corp	3.250	03/30/25	115,577
200,000		GATX Corp	5.200	03/15/44	190,889
150,000		GATX Corp	4.500	03/30/45	128,006
400,000	g	Kansas City Southern	2.350	05/15/20	386,327
175,000	g	Kansas City Southern	4.950	08/15/45	171,244
250,000		Norfolk Southern Corp	4.450	06/15/45	235,405
100,000		Southwest Airlines Co	2.750	11/06/19	100,817
250,000	g	TTX Co	3.600	01/15/25	247,805

		TOTAL TRANSPORTATION			3,690,992

UTILITIES - 3.8%
25,000	i	AES Corp	3.414	06/01/19	22,937
100,000		AES Corp	7.375	07/01/21	102,000
100,000		AES Corp	4.875	05/15/23	87,500
200,000		AGL Capital Corp	3.875	11/15/25	201,275
100,000		Alabama Power Co	3.550	12/01/23	102,928
100,000		Alabama Power Co	4.150	08/15/44	95,035
130,000		AmeriGas Partners LP	6.250	08/20/19	124,800
75,000		Atmos Energy Corp	8.500	03/15/19	87,923
200,000		Atmos Energy Corp	4.125	10/15/44	191,514
100,000		Berkshire Hathaway Energy Co	3.500	02/01/25	99,173
200,000		Black Hills Corp	4.250	11/30/23	204,322
200,000		Carolina Power & Light Co	5.300	01/15/19	219,730
100,000		CMS Energy Corp	3.600	11/15/25	99,439
25,000		Connecticut Light & Power Co	5.500	02/01/19	27,459
150,000		Consolidated Edison Co of New York, Inc	4.500	12/01/45	151,837
125,000		Dominion Gas Holdings LLC	4.600	12/15/44	116,276
15,000		Duke Energy Carolinas LLC	4.300	06/15/20	16,237
150,000	g,i	Electricite de France	5.625	12/30/49	142,650
300,000	g	Electricite de France S.A.	2.350	10/13/20	295,390
300,000	g	Electricite de France S.A.	3.625	10/13/25	293,426
200,000	g	Empresa Electrica Angamos S.A.	4.875	05/25/29	178,415
200,000	g	Exelon Corp	3.950	06/15/25	199,850
150,000	g	Exelon Corp	5.100	06/15/45	149,657
50,000		Ferrellgas Partners LP	6.750	01/15/22	42,125
150,000	g	FirstEnergy Transmission LLC	4.350	01/15/25	152,133
50,000		Indiana Michigan Power Co	7.000	03/15/19	56,676
25,000		Integrys Energy Group, Inc	4.170	11/01/20	26,417
100,000		LG&E and KU Energy LLC	3.750	11/15/20	103,296
250,000	g	Molex Electronic Technologies LLC	2.878	04/15/20	243,585
200,000	g	Molex Electronic Technologies LLC	3.900	04/15/25	187,251
80,000		MPLX LP	4.000	02/15/25	67,265
50,000		NiSource Finance Corp	4.800	02/15/44	50,783
100,000		Northeast Utilities	1.450	05/01/18	98,375
100,000		NRG Energy, Inc	6.250	05/01/24	84,020
200,000		NTPC Ltd	5.625	07/14/21	216,943
125,000		Oncor Electric Delivery Co LLC	2.150	06/01/19	123,002
100,000		Oncor Electric Delivery Co LLC	3.750	04/01/45	83,113
125,000		Pacific Gas & Electric Co	4.250	03/15/46	121,020
200,000	g	Perusahaan Gas Negara Persero Tbk PT	5.125	05/16/24	191,299
300,000		PPL Capital Funding, Inc	4.200	06/15/22	312,324
250,000		PPL Electric Utilities Corp	3.000	09/15/21	253,939
50,000		Progress Energy, Inc	7.050	03/15/19	56,732
80,000		Public Service Co of Colorado	4.750	08/15/41	86,132

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Public Service Co of Oklahoma	5.150%	12/01/19	$109,366
125,000		Sempra Energy	2.875	10/01/22	121,010
150,000		Southern Power Co	4.150	12/01/25	149,821
200,000	g	SP PowerAssets Ltd	3.250	11/24/25	202,102
150,000		Spectra Energy Partners LP	4.500	03/15/45	115,241
100,000	g	Transurban Finance Co Pty Ltd	4.125	02/02/26	98,379
55,000		Virginia Electric and Power Co	2.950	01/15/22	55,353
100,000		WEC Energy Group, Inc	3.550	06/15/25	100,579
75,000		Williams Partners LP	3.600	03/15/22	59,013
100,000		Williams Partners LP	4.500	11/15/23	80,998
75,000		Williams Partners LP	4.900	01/15/45	47,741
35,000		Xcel Energy, Inc	4.800	09/15/41	35,162

		TOTAL UTILITIES			6,940,968

		TOTAL CORPORATE BONDS (Cost $86,154,773)			84,675,939

GOVERNMENT BONDS - 28.2%

AGENCY SECURITIES - 0.3%
400,000		Private Export Funding Corp (PEFCO)	2.250	03/15/20	403,007
125,000		Totem Ocean Trailer Express, Inc	4.514	12/18/19	131,202

		TOTAL AGENCY SECURITIES			534,209

FOREIGN GOVERNMENT BONDS - 3.7%
200,000	g	Banque Centrale de Tunisie S.A.	5.750	01/30/25	173,094
BRL 350,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/21	70,422
$ 100,000		Brazilian Government International Bond	2.625	01/05/23	76,000
25,000		Brazilian Government International Bond	7.125	01/20/37	21,563
150,000	g	Caisse d’Amortissement de la Dette Sociale	1.875	07/28/20	148,813
250,000		Canada Government International Bond	0.875	02/14/17	249,813
200,000		Colombia Government International Bond	2.625	03/15/23	175,700
200,000	g	Costa Rica Government International Bond	7.158	03/12/45	167,500
200,000	g	Croatia Government International Bond	6.375	03/24/21	212,400
DOP 4,500,000	g	Dominican Republic International Bond	10.000	01/05/17	98,981
$ 200,000	g	Ecuador Government International Bond	10.500	03/24/20	161,000
200,000	g	Egypt Government International Bond	5.875	06/11/25	173,340
100,000		European Investment Bank	4.875	02/15/36	124,356
200,000		Export-Import Bank of Korea	1.750	02/27/18	198,004
175,000		Federative Republic of Brazil	6.000	01/17/17	179,813
200,000	g	Gabonese Republic	6.950	06/16/25	159,040
200,000	g	Guatemala Government Bond	4.875	02/13/28	191,500
100,000		Hungary Government International Bond	5.750	11/22/23	111,890
200,000	g	Indonesia Government International Bond	5.950	01/08/46	196,915
200,000		Israel Government International Bond	4.500	01/30/43	200,500
35,000		Italy Government International Bond	6.875	09/27/23	43,005
200,000	g	Kazakhstan Government International Bond	5.125	07/21/25	197,104
200,000	g,i	Kommunalbanken AS.	0.550	02/20/18	199,648
250,000	g	Korea Housing Finance Corp	1.625	09/15/18	246,188
100,000		Mexico Government International Bond	4.000	10/02/23	101,300
200,000	g	Namibia International Bonds	5.250	10/29/25	186,000
200,000	g	Pakistan Government International Bond	8.250	09/30/25	203,232
200,000		Panama Government International Bond	3.750	03/16/25	196,000
275,000		Peruvian Government International Bond	4.125	08/25/27	269,500
200,000		Philippine Government International Bond	4.200	01/21/24	216,637
175,000		Poland Government International Bond	4.000	01/22/24	184,100
200,000	g	Republic of Angola	9.500	11/12/25	186,000
200,000	g	Russian Foreign Bond - Eurobond	5.625	04/04/42	189,200
ZAR 2,952,000		South Africa Government Bond	8.250	09/15/17	190,268
$ 200,000		South Africa Government International Bond	5.375	07/24/44	180,000
200,000	g	Sri Lanka Government International Bond	6.850	11/03/25	188,395
100,000		Turkey Government International Bond	5.625	03/30/21	105,740
200,000		Turkey Government International Bond	3.250	03/23/23	183,211
125,000		Uruguay Government International Bond	4.375	10/27/27	122,813

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 70,000		Uruguay Government International Bond	5.100%	06/18/50	$60,375
200,000	g	Zambia Government International Bond	8.970	07/30/27	157,740

		TOTAL FOREIGN GOVERNMENT BONDS			6,697,100

MORTGAGE BACKED - 19.6%
341,907	i	Federal Home Loan Mortgage Corp (FHLMC)	0.681	10/15/42	343,214
3,056,356	h	FHLMC	3.500	10/01/45	3,156,466
1,633		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/33	1,833
84,809		FGLMC	5.000	11/01/33	94,424
136,250		FGLMC	6.000	11/01/33	155,712
21,506		FGLMC	5.000	05/01/34	23,701
15,186		FGLMC	6.000	09/01/34	17,354
14,759		FGLMC	6.000	04/01/35	16,582
5,323		FGLMC	5.000	02/01/36	5,844
216		FGLMC	6.500	05/01/36	246
41,223		FGLMC	6.000	08/01/37	46,499
12,675		FGLMC	6.500	09/01/37	14,434
10,052		FGLMC	6.500	11/01/37	11,937
32,583		FGLMC	5.000	04/01/38	36,048
6,234		FGLMC	6.500	05/01/38	7,099
5,689		FGLMC	5.500	01/01/39	6,287
26,220		FGLMC	5.000	07/01/39	28,681
45,582		FGLMC	5.000	01/01/40	50,050
261,157		FGLMC	4.000	08/01/44	278,691
490,592		FGLMC	3.500	04/01/45	506,934
85,241		Federal National Mortgage Association (FNMA)	6.000	08/01/21	92,358
2,311		FNMA	5.500	09/01/24	2,573
178,069		FNMA	3.500	01/01/26	187,314
1,183,686		FNMA	3.000	10/01/30	1,220,320
1,557,913		FNMA	2.500	11/01/30	1,571,697
356,421		FNMA	3.500	06/01/32	373,161
14,520		FNMA	6.500	07/01/32	16,747
355,396		FNMA	5.500	03/01/34	400,053
892,482		FNMA	3.000	01/01/35	911,037
25,960		FNMA	6.500	02/01/35	29,667
303,991		FNMA	5.000	05/01/35	335,512
7,884		FNMA	7.500	07/01/35	7,960
6,472		FNMA	6.500	09/01/36	7,397
19,979		FNMA	7.000	02/01/37	23,105
27,671		FNMA	7.000	04/01/37	32,703
4,027		FNMA	6.500	08/01/37	4,602
5,055		FNMA	7.000	11/01/37	5,934
1,165		FNMA	6.500	02/01/38	1,331
3,532		FNMA	6.500	03/01/38	4,037
93,235		FNMA	6.500	07/01/39	106,549
277,016		FNMA	4.500	09/01/39	304,612
238,195		FNMA	4.500	10/01/39	261,930
108,845		FNMA	5.000	03/01/40	121,876
1,135,775		FNMA	5.500	07/01/40	1,279,691
529,171		FNMA	6.000	10/01/40	598,113
1,555,629		FNMA	4.500	11/01/40	1,683,368
190,990		FNMA	5.000	02/01/41	215,382
194,517		FNMA	5.000	07/01/41	215,485
208,631	i	FNMA	0.922	08/25/42	210,109
193,061	i	FNMA	0.822	11/25/42	192,431
423,709		FNMA	3.500	11/25/42	82,217
2,682,719	h	FNMA	3.000	02/01/43	2,687,783
126,637	i	FNMA	0.772	03/25/43	126,542
1,445,011		FNMA	3.000	05/01/43	1,447,403
481,666		FNMA	4.500	10/01/44	529,928
949,746		FNMA	4.500	11/01/44	1,044,756
969,542		FNMA	4.000	12/01/44	1,032,123
954,239		FNMA	4.000	01/01/45	1,021,608
2,161,019		FNMA	3.500	07/01/45	2,232,481

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 3,066,671	h	FNMA	4.000%	07/01/45	$3,260,479
349,157		FNMA	3.500	12/01/45	360,390
8,617		Government National Mortgage Association (GNMA)	5.500	07/15/33	9,798
70,957		GNMA	5.500	07/20/33	79,234
7,914		GNMA	5.000	03/15/34	8,676
100,344		GNMA	5.000	06/15/34	111,188
48,434		GNMA	5.500	02/15/37	54,358
11,160		GNMA	5.000	04/15/38	12,342
26,296		GNMA	5.500	05/15/38	29,266
5,332		GNMA	6.000	08/15/38	6,035
6,322		GNMA	6.000	08/20/38	7,073
145,987		GNMA	5.500	07/15/39	162,414
16,506		GNMA	5.000	07/20/39	18,235
45,967		GNMA	4.500	04/15/40	49,658
740,907		GNMA	3.500	10/20/42	147,370
810,017		GNMA	3.000	02/20/43	825,045
362,195		GNMA	3.500	09/20/44	379,746
493,767		GNMA	3.500	02/15/45	516,524
228,603		GNMA	4.000	04/15/45	243,305
235,421		GNMA	4.000	04/15/45	250,199
190,729		GNMA	4.000	05/15/45	202,746
498,897		GNMA	3.000	11/20/45	506,162
498,929		GNMA	3.500	11/20/45	520,705
1,250,000		GNMA	3.500	12/20/45	1,304,556
500,000		GNMA	4.000	12/20/45	531,686

		TOTAL MORTGAGE BACKED			35,021,121

MUNICIPAL BONDS - 0.5%
100,000		State of California	5.950	04/01/16	101,335
590,000		State of Illinois	3.860	04/01/21	584,578
200,000		University of Massachusetts Building Authority	0.770	11/01/16	200,012

		TOTAL MUNICIPAL BONDS			885,925

U.S. TREASURY SECURITIES - 4.1%
1,249,000		United States Treasury Bond	2.875	08/15/45	1,210,701
4,240,000		United States Treasury Bond	3.000	11/15/45	4,219,275
1,000,000		United States Treasury Note	1.625	11/30/20	994,333
1,000,000		United States Treasury Note	2.000	11/30/22	994,542

		TOTAL U.S. TREASURY SECURITIES			7,418,851

		TOTAL GOVERNMENT BONDS (Cost $51,035,894)			50,557,206

STRUCTURED ASSETS - 20.2%

ASSET BACKED - 5.7%
183,446	i	ACE Securities Corp Home Equity Loan Trust	1.157	08/25/35	181,059
		Series - 2005 HE5 (Class M2)
403,041		AmeriCredit Automobile Receivables Trust	2.420	05/08/18	404,344
		Series - 2012 3 (Class C)
300,000		AmeriCredit Automobile Receivables Trust	1.270	07/08/19	298,952
		Series - 2014 4 (Class A3)
200,000		AmeriCredit Automobile Receivables Trust	3.340	08/08/21	197,925
		Series - 2015 3 (Class D)
74,756	i	Asset Backed Securities Corp Home Equity Loan Trust	0.635	07/25/35	74,500
		Series - 2005 HE7 (Class M2)
100,000	g	Avis Budget Rental Car Funding AESOP LLC	5.110	03/20/17	100,334
		Series - 2010 5A (Class B)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	4.740	11/20/17	202,577
		Series - 2011 3A (Class B)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	2.802	05/20/18	202,291
		Series - 2012 2A (Class A)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	3.040	03/20/19	199,006
		Series - 2012 3A (Class B)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 503	i	Bear Stearns Asset Backed Securities Trust	1.162%	11/25/39	$502
		Series - 2005 SD3 (Class 2A1)
13,694		Capital Auto Receivables Asset Trust	0.790	06/20/17	13,690
		Series - 2013 1 (Class A3)
189,723	g	Capital Automotive REIT	4.700	07/15/42	194,284
		Series - 2012 1A (Class A)
1,000,000	g	Capital Automotive REIT	3.660	10/15/44	1,004,829
		Series - 2014 1A (Class A)
258,615	g,i	CBRE Realty Finance CDO	0.623	04/07/52	99,567
		Series - 2007 1A (Class A2)
149,197	i,m	CCR, Inc	0.738	07/10/17	147,605
		Series - 2010 CX (Class C)
45,785		Centex Home Equity	5.540	01/25/32	45,687
		Series - 2002 A (Class AF6)
496,250	g	DB Master Finance LLC	3.262	02/20/45	491,036
		Series - 2015 1A (Class A2I)
175,000	g,i	DB/UBS Mortgage Trust	5.663	11/10/46	192,586
		Series - 2011 LC1A (Class C)
1,000,000	g	Domino’s Pizza Master Issuer LLC	3.484	10/25/45	980,000
		Series - 2015 1A (Class A2I)
1,000,000	g	Domino’s Pizza Master Issuer LLC	4.474	10/25/45	986,410
		Series - 2015 1A (Class A2II)
200,000		Ford Credit Auto Owner Trust	2.930	10/15/18	201,579
		Series - 2012 B (Class D)
200,000		Ford Credit Auto Owner Trust	2.430	01/15/19	201,055
		Series - 2012 C (Class D)
260,000		Ford Credit Auto Owner Trust	1.860	08/15/19	260,283
		Series - 2013 A (Class D)
66,667	g	Hertz Vehicle Financing LLC	3.740	02/25/17	66,875
		Series - 2010 1A (Class A2)
132,933	i	Lehman XS Trust	6.500	06/25/46	101,039
		Series - 2006 13 (Class 2A1)
129,145	g	Orange Lake Timeshare Trust	3.030	07/09/29	127,865
		Series - 2014 AA (Class B)
1,694	i	Residential Asset Securities Corp	1.067	04/25/35	1,695
		Series - 2005 KS3 (Class M3)
100,000	i	Residential Funding Mortgage Securities II, Inc	6.060	02/25/36	104,019
		Series - 2006 HI1 (Class M2)
573,627		Santander Drive Auto Receivables Trust	4.740	09/15/17	578,153
		Series - 2011 4 (Class D)
250,000		Santander Drive Auto Receivables Trust	3.870	02/15/18	252,708
		Series - 2012 2 (Class D)
625,000		Santander Drive Auto Receivables Trust	1.590	10/15/18	624,735
		Series - 2014 1 (Class B)
21,901	i	Securitized Asset Backed Receivables LLC	0.722	10/25/35	21,771
		Series - 2006 OP1 (Class A2C)
32,193	g	Sierra Receivables Funding Co LLC	3.350	04/20/26	32,217
		Series - 2011 1A (Class A)
39,263	g	Sierra Receivables Funding Co LLC	4.250	05/20/28	39,483
		Series - 2011 2A (Class B)
34,264	g	Sierra Receivables Funding Co LLC	3.420	03/20/29	34,516
		Series - 2012 2A (Class B)
57,887	g	Sierra Receivables Funding Co LLC	1.590	11/20/29	56,924
		Series - 2013 1A (Class A)
92,619	g	Sierra Receivables Funding Co LLC	2.390	11/20/29	91,803
		Series - 2013 1A (Class B)
400,000	g	SLM Student Loan Trust	3.830	01/17/45	412,396
		Series - 2012 A (Class A2)
192,264	g	SolarCity LMC	4.020	07/20/44	182,728
		Series - 2014 2 (Class A)
7,320	i	Soundview Home Equity Loan Trust	0.722	11/25/35	7,311
		Series - 2005 OPT3 (Class A4)
449,145	g	SpringCastle America Funding LLC	2.700	05/25/23	448,136
		Series - 2014 AA (Class A)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 56,989	g,i	Structured Asset Securities Corp Mortgage Loan Trust	0.642%	10/25/36	$56,564
		Series - 2006 GEL4 (Class A2)
200,000	g,i	Vitality Re IV Ltd	2.913	01/09/17	201,080
		Series - 2013 IV B (Class )
24,362	g	Volvo Financial Equipment LLC	0.740	03/15/17	24,350
		Series - 2013 1A (Class A3)
64,273	g,m	Wachovia Amortization Controlled Heloc NIM	5.683	08/12/47	65,398
		Series - 2006 N1 (Class N1)
1,764	i	Wells Fargo Home Equity Trust	0.562	07/25/36	1,762
		Series - 2006 2 (Class A3)

		TOTAL ASSET BACKED			10,213,629

OTHER MORTGAGE BACKED - 14.5%
2,000,000	i	Banc of America Commercial Mortgage Trust	5.954	05/10/45	2,003,324
		Series - 2006 2 (Class AJ)
200,000		Banc of America Commercial Mortgage Trust	5.480	10/10/45	196,191
		Series - 2006 6 (Class B)
200,000	g	Banc of America Commercial Mortgage Trust	5.416	01/15/49	204,629
		Series - 2007 1 (Class AM)
235,000	i	Banc of America Commercial Mortgage Trust	5.482	01/15/49	240,634
		Series - 2007 1 (Class AMFX)
500,000	g,i	Banc of America Commercial Mortgage Trust	5.821	02/10/51	455,395
		Series - 2007 4 (Class E)
1,175,000	i	Bear Stearns Commercial Mortgage Securities	5.920	09/11/42	1,240,016
		Series - 2007 T28 (Class AJ)
189,948	i	CHL Mortgage Pass-Through Trust	2.671	02/20/35	189,029
		Series - 2004 HYB9 (Class 1A1)
245,616	i	Citigroup Commercial Mortgage Trust	5.713	12/10/49	248,220
		Series - 2007 C6 (Class ASB)
471,141	g,i	Citigroup Mortgage Loan Trust	0.401	05/25/37	450,450
		Series - 2015 8 (Class 1A1)
1,500,000	i	COBALT CMBS Commercial Mortgage Trust	5.771	05/15/46	1,510,109
		Series - 2007 C3 (Class AJ)
41,618	i	Commercial Mortgage Trust	5.238	04/10/37	41,582
		Series - 2005 GG5 (Class AJ)
1,190,601	i	Commercial Mortgage Trust	5.867	12/10/49	1,236,749
		Series - 2007 GG11 (Class AM)
9,945		Countrywide Alternative Loan Trust	5.500	08/25/16	10,012
		Series - 2004 30CB (Class 1A15)
200,000	i	Credit Suisse Commercial Mortgage Trust	5.903	09/15/39	201,703
		Series - 2007 C4 (Class A1AJ)
75,000	g	Credit Suisse Commercial Mortgage Trust	5.383	02/15/40	76,349
		Series - 2009 RR1 (Class A3C)
500,000	i	Credit Suisse Commercial Mortgage Trust	5.625	01/15/49	483,966
		Series - 2007 C2 (Class AJ)
4,947		Credit Suisse First Boston Mortgage Securities Corp	4.771	07/15/37	4,944
		Series - 2005 C3 (Class AJ)
9,549	i	Credit Suisse First Boston Mortgage Securities Corp	5.100	08/15/38	9,544
		Series - 2005 C5 (Class C)
200,000	i	GS Mortgage Securities Trust	5.553	04/10/38	200,146
		Series - 2006 GG6 (Class B)
48,529	i	Harborview Mortgage Loan Trust	0.622	07/19/47	39,548
		Series - 2007 4 (Class 2A1)
370,000	i	JP Morgan Chase Commercial Mortgage Securities Trust	4.911	07/15/42	369,972
		Series - 2005 LDP2 (Class C)
364,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust	5.544	02/15/46	386,197
		Series - 2011 C3 (Class D)
100,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust	5.277	07/15/46	105,615
		Series - 2011 C4 (Class C)
330,000	i	JP Morgan Chase Commercial Mortgage Securities Trust	6.192	02/15/51	347,214
		Series - 2007 LD12 (Class AM)
200,000	i	LB-UBS Commercial Mortgage Trust	6.049	06/15/38	203,099
		Series - 2006 C4 (Class B)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 400,000	i	LB-UBS Commercial Mortgage Trust	5.533%	02/15/40	$400,611
		Series - 2007 C1 (Class C)
250,000	i	LB-UBS Commercial Mortgage Trust	5.563	02/15/40	244,835
		Series - 2007 C1 (Class D)
1,000,000	i	LB-UBS Commercial Mortgage Trust	6.114	07/15/40	1,044,314
		Series - 2007 C6 (Class AM)
453,655	g,i	LVII Resecuritization Trust	3.033	07/31/47	453,655
		Series - 2015 A (Class A)
170,000	i	Merrill Lynch Mortgage Trust	6.267	02/12/51	180,332
		Series - 0 C1 (Class AJA)
300,000	i	ML-CFC Commercial Mortgage Trust	5.526	03/12/51	306,315
		Series - 2007 6 (Class AM)
90,000	g,i	Morgan Stanley Capital I Trust	5.847	08/12/41	91,267
		Series - 2006 T23 (Class B)
1,200,000	i	Morgan Stanley Capital I Trust	5.389	11/12/41	1,203,958
		Series - 2006 HQ10 (Class AJ)
256,765	i	Morgan Stanley Capital I Trust	5.378	01/14/42	255,988
		Series - 2005 HQ5 (Class E)
55,000	i	Morgan Stanley Capital I Trust	5.832	07/12/44	55,472
		Series - 2006 HQ9 (Class B)
100,000	i	Morgan Stanley Capital I Trust	5.842	07/12/44	99,565
		Series - 2006 HQ9 (Class C)
22,000	g,i	Morgan Stanley Capital I Trust	5.438	09/15/47	23,135
		Series - 2011 C1 (Class D)
400,000	i	Morgan Stanley Capital I Trust	5.907	06/11/49	398,382
		Series - 2007 IQ15 (Class AJ)
231		Residential Accredit Loans, Inc	4.350	03/25/34	230
		Series - 2004 QS4 (Class A1)
250,000	i	Structured Agency Credit Risk Debt Note (STACR)	2.622	09/25/24	247,332
		Series - 2014 HQ2 (Class M2)
124,038	i	Structured Agency Credit Risk Debt Note (STACR)	1.672	01/25/25	124,141
		Series - 2015 DN1 (Class M1)
250,000	i	Structured Agency Credit Risk Debt Note (STACR)	2.622	03/25/25	249,279
		Series - 2015 HQ1 (Class M2)
250,000	i	Structured Agency Credit Risk Debt Note (STACR)	4.222	03/25/25	241,011
		Series - 2015 HQ1 (Class M3)
239,140	i	Structured Agency Credit Risk Debt Note (STACR)	1.522	05/25/25	238,749
		Series - 2015 HQ2 (Class M1)
275,000	i	Structured Agency Credit Risk Debt Note (STACR)	2.372	05/25/25	268,517
		Series - 2015 HQ2 (Class M2)
200,000	g,i	Wachovia Bank Commercial Mortgage Trust	0.551	12/15/43	191,496
		Series - 2007 C30 (Class AMFL)
1,250,000		Wachovia Bank Commercial Mortgage Trust	5.383	12/15/43	1,291,589
		Series - 2007 C30 (Class AM)
200,000	i	Wachovia Bank Commercial Mortgage Trust	5.625	01/15/45	199,590
		Series - 2006 C23 (Class F)
980,000	i	Wachovia Bank Commercial Mortgage Trust	5.818	05/15/46	1,029,192
		Series - 2007 C34 (Class AM)
1,200,000	i	Wachovia Bank Commercial Mortgage Trust	5.947	05/15/46	1,210,131
		Series - 2007 C34 (Class AJ)
2,150,000	i	Wachovia Bank Commercial Mortgage Trust	5.591	04/15/47	2,228,499
		Series - 2007 C31 (Class AM)
200,000	i	Wachovia Bank Commercial Mortgage Trust	5.680	04/15/47	193,985
		Series - 2007 C31 (Class C)
1,500,000	g	Wachovia Bank Commercial Mortgage Trust	5.703	06/15/49	1,562,773
		Series - 2007 C32 (Class AMFX)
1,260,000	i	Wachovia Bank Commercial Mortgage Trust	5.750	06/15/49	1,259,533
		Series - 2007 C32 (Class AJ)
70,000	i	Wachovia Bank Commercial Mortgage Trust	5.953	02/15/51	73,528
		Series - 2007 C33 (Class AM)
83,468	i	WaMu Mortgage Pass-Through Certificates	0.772	12/25/45	72,252
		Series - 2005 AR19 (Class A1B3)
50,000	g,i	Wells Fargo Mortgage Backed Securities Trust	5.276	11/15/43	53,833
		Series - 2010 C1 (Class B)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 88,042		WF-RBS Commercial Mortgage Trust	0.735%	03/15/48	$87,581
		Series - 2013 C12 (Class A1)

		TOTAL OTHER MORTGAGE BACKED			26,035,707

		TOTAL STRUCTURED ASSETS (Cost $36,560,883)			36,249,336

		TOTAL BONDS (Cost $173,751,550)			171,482,481

SHARES		COMPANY

PREFERRED STOCKS - 0.0%

BANKS - 0.0%
5,517	*	Federal Home Loan Mortgage Corp	8.375	12/30/49	18,758
17,265	*	Federal National Mortgage Association	8.250	12/30/49	60,427

		TOTAL BANKS			79,185

		TOTAL PREFERRED STOCKS (Cost $569,550)			79,185

		TOTAL INVESTMENTS - 97.2% (Cost $177,045,591)			174,170,916
		OTHER ASSETS & LIABILITIES, NET - 2.8%			4,925,041

		NET ASSETS - 100.0%			$179,095,957

Abbreviation(s):

BRL	Brazilian Real
CDO	Collateralized Debt Obligation
DOP	Dominican Peso
REIT	Real Estate Investment Trust
ZAR	South African Rand

*	Non-income producing

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2015, the aggregate value of these securities was $33,699,649 or 18.8% of net assets.

h	These securities were purchased on a delayed delivery basis.

i	Floating or variable rate security. Coupon reflects the rate at period end.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 99.6%

CERTIFICATE OF DEPOSIT - 3.2%
$ 500,000		Banco Del Estado De Chile	0.260%	01/08/16	$500,000
500,000		Banco Del Estado De Chile	0.350	02/17/16	500,000
300,000		Banco Del Estado De Chile	0.530	03/11/16	300,000
500,000		Toronto-Dominion Bank	0.300	01/04/16	500,000
500,000		Toronto-Dominion Bank	0.300	02/12/16	500,000

		TOTAL CERTIFICATE OF DEPOSIT			2,300,000

COMMERCIAL PAPER - 26.3%
300,000	y	Apple, Inc	0.170	01/04/16	299,996
600,000	y	Apple, Inc	0.150	01/11/16	599,975
300,000	y	Apple, Inc	0.155	01/19/16	299,976
300,000	y	Apple, Inc	0.390	02/22/16	299,831
500,000	y	Australia & New Zealand Banking Group Ltd	0.285	02/12/16	499,834
250,000	y	Australia & New Zealand Banking Group Ltd	0.290	03/04/16	249,873
350,000		Australia & New Zealand Banking Group Ltd	0.640	03/23/16	349,490
530,000	y	Australia & New Zealand Banking Group Ltd	0.550	03/24/16	529,328
1,000,000	y	Chevron Corp	0.205	02/03/16	999,812
300,000	y	DBS Bank Ltd	0.240	01/19/16	299,964
385,000	y	DBS Bank Ltd	0.290	01/28/16	384,916
300,000	y	DBS Bank Ltd	0.540	02/11/16	299,816
164,000		JPMorgan Chase Bank NA	0.300	01/04/16	163,996
185,000		JPMorgan Chase Bank NA	0.520	02/25/16	184,853
500,000		Korea Development Bank	0.260	01/21/16	499,928
500,000		Korea Development Bank	0.320	02/11/16	499,818
1,000,000	y	Microsoft Corp	0.185 - 0.190	01/06/16	999,974
500,000	y	Microsoft Corp	0.170	01/20/16	499,955
310,000	y	National Australia Bank Ltd	0.235	01/21/16	309,959
355,000	y	National Australia Bank Ltd	0.400	03/01/16	354,763
400,000	y	Nestle Capital Corp	0.335	01/19/16	399,933
400,000	y	Procter & Gamble Co	0.330	02/18/16	399,824
500,000		Province of British Columbia Canada	0.200	01/19/16	499,950
500,000		Province of British Columbia Canada	0.320	02/12/16	499,813
500,000		Province of British Columbia Canada	0.390	03/01/16	499,675
300,000		Province of British Columbia Canada	0.470	03/09/16	299,734
1,000,000	y	Province of Quebec Canada	0.160	01/05/16	999,982
300,000	y	Province of Quebec Canada	0.430	02/22/16	299,814
255,000		Province of Ontario Canada	0.460	02/23/16	254,827
500,000		Province of Ontario Canada	0.470	02/29/16	499,615
750,000	y	PSP Capital, Inc	0.260 - 0.300	02/01/16	749,815
500,000	y	Svenska Handelsbanken AB	0.380	02/22/16	499,725
260,000	y	Svenska Handelsbanken AB	0.600	03/07/16	259,714
500,000		Toyota Motor Credit Corp	0.240	01/26/16	499,917
500,000	y	Unilever Capital Corp	0.170	01/11/16	499,976
500,000	y	Unilever Capital Corp	0.170	01/12/16	499,974
500,000	y	Unilever Capital Corp	0.440	02/26/16	499,658
250,000	y	United Overseas Bank Ltd	0.210	01/06/16	249,993
650,000	y	United Overseas Bank Ltd	0.370	02/24/16	649,639
500,000		Washington Gas Light Co	0.400	01/08/16	499,961
325,000	y	Westpac Banking Corp	0.200	01/04/16	324,995
250,000	y	Westpac Banking Corp	0.790	06/03/16	249,155

		TOTAL COMMERCIAL PAPER			18,761,746

GOVERNMENT AGENCY DEBT - 38.1%
800,000		Federal Farm Credit Bank (FFCB)	0.350	03/07/16	799,487
100,000		Federal Home Loan Bank (FHLB)	0.280	01/04/16	99,998

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

$ 300,000	FHLB	0.185%	01/05/16	$299,994
105,000	FHLB	0.125	01/06/16	104,998
500,000	FHLB	0.115	01/07/16	499,990
140,000	FHLB	0.140	01/08/16	139,996
570,000	FHLB	0.120 - 0.150	01/12/16	569,975
1,700,000	FHLB	0.110	01/13/16	1,699,938
432,000	FHLB	0.160	01/14/16	431,975
1,000,000	FHLB	0.120 - 0.210	01/15/16	999,933
500,000	FHLB	0.155	01/20/16	499,959
1,320,000	FHLB	0.135 - 0.250	01/22/16	1,319,822
824,000	FHLB	0.150 - 0.200	01/25/16	823,903
800,000	FHLB	0.150 - 0.200	01/26/16	799,903
1,390,000	FHLB	0.122 - 0.220	01/27/16	1,389,838
900,000	FHLB	0.140 - 0.200	01/29/16	899,883
400,000	FHLB	0.200	02/02/16	399,929
500,000	FHLB	0.230	02/03/16	499,895
1,000,000	FHLB	0.205	02/05/16	999,801
300,000	FHLB	0.225	02/09/16	299,927
910,000	FHLB	0.295	02/16/16	909,657
100,000	FHLB	0.470	02/19/16	99,936
350,000	FHLB	0.350	02/24/16	349,816
325,000	FHLB	0.280	02/26/16	324,858
850,000	FHLB	0.315	03/02/16	849,546
365,000	FHLB	0.470	03/09/16	364,676
400,000	FHLB	0.420	03/16/16	399,650
700,000	FHLB	0.350	03/30/16	699,394
300,000	FHLB	0.410	04/18/16	299,631
400,000	FHLB	0.550	04/22/16	399,316
557,000	FHLB	0.620	06/08/16	555,475
600,000	Federal Home Loan Mortgage Corp (FHLMC)	0.250 - 0.270	01/11/16	599,957
900,000	FHLMC	0.200	01/13/16	899,940
500,000	FHLMC	0.170	01/20/16	499,955
300,000	FHLMC	0.300	01/21/16	299,950
100,000	FHLMC	0.380	01/22/16	99,978
1,000,000	FHLMC	0.140	01/25/16	999,907
400,000	FHLMC	0.110	01/27/16	399,968
500,000	FHLMC	0.210	02/04/16	499,901
500,000	FHLMC	0.410	03/16/16	499,573
275,000	FHLMC	0.440	04/08/16	274,671
500,000	Federal National Mortgage Association (FNMA)	0.182	01/25/16	499,939
128,000	FNMA	0.150	01/26/16	127,987
800,000	FNMA	0.200	02/08/16	799,831
900,000	FNMA	0.220 - 0.420	02/10/16	899,624
200,000	FNMA	0.190	02/17/16	199,950
400,000	FNMA	0.360	04/01/16	399,636
300,000	FNMA	0.640	06/08/16	299,152

	TOTAL GOVERNMENT AGENCY DEBT			27,131,018

TREASURY DEBT - 19.3%
504,000	United States Treasury Bill	0.050 - 0.088	01/07/16	503,995
715,000	United States Treasury Bill	0.126 - 0.149	01/14/16	714,966
395,000	United States Treasury Bill	0.071	01/21/16	394,984
200,000	United States Treasury Bill	0.135	01/28/16	199,980
423,000	United States Treasury Bill	0.112 - 0.217	02/04/16	422,926
600,000	United States Treasury Bill	0.085 - 0.155	02/11/16	599,929
700,000	United States Treasury Bill	0.032 - 0.103	02/18/16	699,934
300,000	United States Treasury Bill	0.215	02/25/16	299,901
316,000	United States Treasury Bill	0.200 - 0.235	03/03/16	315,883
300,000	United States Treasury Bill	0.257	03/10/16	299,853
200,000	United States Treasury Bill	0.147	03/17/16	199,938
645,000	United States Treasury Bill	0.100 - 0.251	03/24/16	644,684
145,000	United States Treasury Bill	0.061 - 0.073	04/07/16	144,974
715,000	United States Treasury Bill	0.111 - 0.121	04/21/16	714,745
885,000	United States Treasury Bill	0.158 - 0.230	04/28/16	884,430

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 75,000		United States Treasury Bill	0.323%	05/05/16	$74,916
340,000		United States Treasury Bill	0.450	05/19/16	339,409
50,000		United States Treasury Bill	0.387	05/26/16	49,922
105,000		United States Treasury Bill	0.476	06/02/16	104,788
190,000		United States Treasury Bill	0.402 - 0.404	06/09/16	189,660
678,000		United States Treasury Note	0.375	01/15/16	678,062
300,000		United States Treasury Note	0.375	01/31/16	300,041
412,000		United States Treasury Note	0.375	02/15/16	412,093
550,000		United States Treasury Note	0.250	02/29/16	550,057
800,000		United States Treasury Note	0.375	03/15/16	800,275
1,028,000		United States Treasury Note	0.375	03/31/16	1,028,364
910,000		United States Treasury Note	0.250	04/15/16	910,193
100,000		United States Treasury Note	0.250	05/15/16	100,014
400,000		United States Treasury Note	0.375	05/31/16	400,143
200,000		United States Treasury Note	0.500	06/30/16	200,253
550,000		United States Treasury Note	0.625	07/15/16	550,940

		TOTAL TREASURY DEBT			13,730,252

VARIABLE RATE SECURITIES - 12.7%
500,000	i	Federal Farm Credit Bank (FFCB)	0.390	03/29/16	499,951
500,000	i	FFCB	0.480	12/30/16	499,622
500,000	i	FFCB	0.398	01/24/17	499,975
500,000	i	FFCB	0.243	03/02/17	500,002
500,000	i	FFCB	0.500	03/09/17	499,760
1,000,000	i	FFCB	0.326	06/15/17	999,822
300,000	i	FFCB	0.480	06/27/17	299,684
500,000	i	Federal Home Loan Bank (FHLB)	0.229	02/17/17	499,787
500,000	i	Federal Home Loan Mortgage Corp (FHLMC)	0.322	01/12/17	499,975
500,000	i	FHLMC	0.322	01/13/17	499,948
430,000	i	FHLMC	0.407	04/20/17	429,746
500,000	i	FHLMC	0.328	04/26/17	499,618
1,000,000	i	Federal National Mortgage Association (FNMA)	0.437	01/26/17	1,000,065
500,000	i	FNMA	0.422	07/20/17	499,448
500,000	i	FNMA	0.355	08/16/17	499,918
500,000	i	Wells Fargo Bank NA	0.540	03/10/16	500,000
300,000	i	Wells Fargo Bank NA	0.570	04/11/16	300,000

		TOTAL VARIABLE RATE SECURITIES			9,027,321

		TOTAL SHORT-TERM INVESTMENTS (Cost $70,950,337)			70,950,337

		TOTAL PORTFOLIO - 99.6% (Cost $70,950,337)			70,950,337
		OTHER ASSETS & LIABILITIES, NET - 0.4%			287,493

		NET ASSETS - 100.0%			$71,237,830

i	Floating or variable rate security. Coupon reflects the rate at period end.

y	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities are deemed to be liquid and may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At 12/31/2015, the aggregate value of these securities was $13,150,169 or 19.0% of net assets.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

SHARES	SECURITY	VALUE

TIAA-CREF LIFE FUNDS - 99.9%(a)

FIXED INCOME - 50.4%
872,183	TIAA-CREF Life Bond Fund	$21,412,095

	TOTAL FIXED INCOME	21,412,095

INTERNATIONAL EQUITY - 9.9%
237,074	TIAA-CREF Life International Equity Fund	4,234,141

	TOTAL INTERNATIONAL EQUITY	4,234,141

U.S. EQUITY - 39.6%
136,252	TIAA-CREF Life Growth Equity Fund	3,933,592
118,352	TIAA-CREF Life Growth & Income Fund	4,223,974
117,687	TIAA-CREF Life Large-Cap Value Fund	3,671,834
25,555	TIAA-CREF Life Real Estate Securities Fund	852,526
27,670	TIAA-CREF Life Small-Cap Equity Fund	841,169
76,200	TIAA-CREF Life Stock Index Fund	3,379,474

	TOTAL U.S. EQUITY	16,902,569

	TOTAL TIAA-CREF LIFE FUNDS (Cost $44,010,205)	42,548,805

	TOTAL INVESTMENTS - 99.9% (Cost $44,010,205)	42,548,805
	OTHER ASSETS & LIABILITIES, NET - 0.1%	36,103

	NET ASSETS - 100.0%	$42,584,908

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and Balanced Fund (constituting the TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter collectively referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and confirmation of underlying investee mutual fund shares by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current Code of Ethics

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 19, 2016	By:	/s/ Robert G. Leary
Robert G. Leary
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 19, 2016	By:	/s/ Robert G. Leary
Robert G. Leary
Principal Executive Officer and President
(principal executive officer)

Dated: February 19, 2016	By:	/s/ Phillip G. Goff
Phillip G. Goff
Principal Financial Officer, Principal Accounting
Officer and Treasurer (principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer